As filed with the Securities and Exchange Commission on April 28, 2000.

                                              Registration No. 33-84104
                                                               811-4901


                   SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549


                     POST-EFFECTIVE AMENDMENT NO. 7


                                   TO

                                FORM S-6

               FOR REGISTRATION UNDER THE SECURITIES ACT
                OF 1933 OF SECURITIES OF UNIT INVESTMENT
                    TRUSTS REGISTERED ON FORM N-8B-2

                GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                       (Exact Name of Registrant)

                GENERAL AMERICAN LIFE INSURANCE COMPANY
                          (Name of Depositor)
                           700 Market Street
                          St. Louis, MO  63101
      (Complete Address of Depositor's Principal Executive Offices)



                     Christopher A. Martin, Esquire

                General American Life Insurance Company
                           700 Market Street
                          St. Louis, MO  63101
           (Name and Address of Agent for Service of Process)


It is proposed that this filing will become effective (check appropriate space)

[ ]   immediately upon filing pursuant to paragraph (b), of Rule 485

[X]   on May 1, 2000, pursuant to paragraph (b) of Rule 485

[ ]   60 days after filing pursuant to paragraph (a)(1) of Rule 485
[ ]   on 1 May 1999, pursuant to paragraph (a)(1) of Rule 485
[ ]   75 days after filing pursuant to paragraph (a)(2) of Rule 485
[ ]   on (date) pursuant to paragraph (a)(2) of Rule 485

          FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                             ISSUED BY
              GENERAL AMERICAN LIFE INSURANCE COMPANY
                         700 MARKET STREET
                     ST. LOUIS, MISSOURI 63101
                           (314) 231-1700


This Prospectus describes an individual flexible premium variable life insurance Policy ("the Policy") offered by General American Life Insurance Company ("General American" or "the Company"). The Policy is designed to provide lifetime insurance protection and to provide maximum flexibility to vary premium payments and change the level of death benefits payable under the Policy. This flexibility allows you to provide for changing insurance needs under a single insurance policy. You also have the opportunity to allocate Net Premiums among several investment portfolios with different investment objectives.

The Policy provides:
(1) a Cash Surrender Value that can be obtained by surrendering the Policy;
(2)  Policy Loans; and
(3)  a death benefit payable at the Insured's death.
As long as a Policy remains in force before the Insured's Attained Age 100, the death benefit will be at least the current Face Amount of the Policy. A Policy will remain in force as long as its Cash Surrender Value is sufficient to pay the monthly charges.

After the end of the "Right to Examine Policy" period, you may allocate the Net Premiums to one or more of the Divisions of General American Separate Account Eleven ("the Separate Account") or, in some contracts, to General American's General Account.

You will find a list of the Funds in the Separate Account, the fund managers, and the investment objectives in the Summary on page 2. Note that investment results in the Separate Account are not guaranteed -- you may either make money or lose money. Depending on investment results, the policy could lapse or the death benefit could change.
The Prospectus of each Fund contains a full description of the Fund, including the investment policies, restrictions, risks, and charges.
You should receive a Prospectus for each Fund along with this Prospectus for the Policy.

In most policies you may also invest all or part of your cash value in the General Account, which guarantees at least 4% interest.

It may not be advantageous to purchase a Policy as a replacement for another type of life insurance or as a means to obtain additional insurance protection if the purchaser already owns another flexible premium variable life insurance policy.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Please read this prospectus carefully and keep it for future reference. The date of this prospectus is May 1, 2000. The Policy is not available in all states.


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESMAN, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY
REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE
CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER
INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

                            TABLE OF CONTENTS
SUMMARY                                                                   1
DEFINITIONS                                                              12
THE COMPANY AND THE SEPARATE ACCOUNT                                     17
      The Company
      The Separate Account
      General American Capital Company
      Russell Insurance Funds
      American Century Variable Portfolios
      J.P. Morgan Series Trust II
      Variable Insurance Products Fund
      Variable Insurance Products Fund II
      Van Eck Worldwide Insurance Trust
      SEI Investments Management Corporation
      Metropolitan Series Fund
      New England Zenith Fund
ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS                       24
POLICY BENEFITS                                                          24
      Death Benefit
      Cash Value
POLICY RIGHTS                                                            29
      Loans
      Surrender and Partial Withdrawals
      Transfers
      Portfolio Rebalancing
      Dollar Cost Averaging
      Right to Examine Policy
      Conversion Privilege
PAYMENT AND ALLOCATION OF PREMIUMS                                       35
      Issuance of a Policy
      Premiums
      Allocation of Net Premiums and Cash Value
      Policy Lapse and Reinstatement
CHARGES AND DEDUCTIONS                                                   37
      Premium Tax Charges
      Monthly Deduction
      Contingent Deferred Sales Charge
      Separate Account Charges
DIVIDENDS                                                                44
THE GENERAL ACCOUNT                                                      44
      General Description
      The Policy
      General Account Benefits
      General Account Cash Value
      Transfers, Surrenders, Partial Withdrawals, and Policy Loans
GENERAL MATTERS                                                          46
      Postponement of Payments from the Separate Account
      The Contract
      Control of Policy
      Beneficiary
      Change of Owner or Beneficiary
      Policy Changes
      Conformity with Statutes
      Claims of Creditors
      Incontestability


      Assignment
      Suicide
      Misstatement of Age or Sex and Corrections
      Additional Insurance Benefits
      Records and Reports

DISTRIBUTION OF THE POLICIES                                             49
FEDERAL TAX MATTERS                                                      49
      Introduction
      Tax Status of the Policy
UNISEX REQUIREMENTS UNDER MONTANA LAW                                    52
SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS                             52
VOTING RIGHTS                                                            53
STATE REGULATION OF THE COMPANY                                          53
MANAGEMENT OF THE COMPANY                                                54
LEGAL MATTERS                                                            57
LEGAL PROCEEDINGS                                                        57
EXPERTS                                                                  57
ADDITIONAL INFORMATION                                                   57
FINANCIAL STATEMENTS                                                     57
APPENDIX A                                                               58
      Illustrations of Death Benefits and Cash Values
APPENDIX B                                                               68
      Target Premium Factors per Thousand of Face Amount

                              SUMMARY

THROUGHOUT THIS SUMMARY, THE TERMS "YOU" AND "YOUR" REFER TO THE OWNER OF THE POLICY. THE OWNER MAY OR MAY NOT BE THE PERSON INSURED UNDER THE POLICY. THE TERMS "WE," "US," AND "OUR" REFER TO GENERAL AMERICAN LIFE INSURANCE COMPANY.

THE INFORMATION IN THIS SECTION IS JUST A SUMMARY, WRITTEN IN "LAYMEN'S TERMS" TO HELP YOU UNDERSTAND THE POLICY. HOWEVER, BOTH YOUR POLICY AND THIS PROSPECTUS ARE LEGAL DOCUMENTS. IF YOU HAVE QUESTIONS ABOUT THEM, YOU SHOULD CONTACT YOUR AGENT OR OTHER COMPETENT PROFESSIONAL ADVISERS.

IN PREPARING THIS SUMMARY, WE ASSUME THAT THE POLICY IS IN FORCE, AND THAT YOU HAVE NOT BORROWED ANY OF THE CASH VALUE.

THE POLICY. You are purchasing a life insurance policy. Like many life insurance policies, it has both a death benefit and a cash value. The death benefit is the amount of money that we will pay to the beneficiary if the person insured under the policy dies while the policy is in force. The cash value is the amount of money accumulated in your policy as an investment at any time. The cash value consists of the premiums you have paid, reduced by the expenses deducted for operation of the policy, and either increased or decreased by investment results.

You have certain rights, including the right to borrow or withdraw money from the policy's cash value and the right to select the funds in which you will invest your premiums.

You have the right to review the policy and decide whether you want to keep it. If you decide not to keep the policy, you may return it to us or to your agent during the "Right to Examine Policy Period." This period is sometimes referred to as the "Free Look Period." It normally ends on the later of:
  1. twenty days after you receive the policy or
  2. forty-five days after you signed the application.
In some states the period may be longer. Your agent can tell you if this is the case.

During the "Right to Examine Policy Period" we will hold any premiums you have paid in the money market fund. If you return the policy before the end of the free look period, we will cancel the policy and return any premiums you have paid. (For policies issued in Kansas, the rules are different. Your agent can provide you with the details.) (See Policy Rights - Right to Examine Policy.)

When the "Right to Examine Policy Period" ends, we will deduct any charges due and transfer the rest of the money (your "net premium") into the investment funds that you have selected. We will continue to transfer future net premiums into the investments that you select as soon as we receive the premiums.

The policy is a "flexible premium" policy. This means that you may, within limits described below, make premium payments at any time and in any amount you choose. You do not have to make premium payments according to a fixed schedule, although you may choose to do so.

There are limits on the amount that you may pay into the policy without creating tax consequences. If you make a premium payment that exceeds the limit, we will notify you and offer to refund the excess paid.

We will deduct certain expenses from your cash value. These expenses are described below. In addition, your cash value may increase or decrease, depending on the investment experience of the funds you select. Because it is possible for your cash value to decrease, you may have to pay additional premiums in order to keep the policy in force.

As long as there is enough money in your cash value to pay the monthly charges, your death benefit will always be at least the face amount of your policy, minus any amount that you have borrowed from the policy. The face amount of your policy means the amount of insurance that you have purchased. It is shown on the specifications page of your policy.

We will notify you if your cash value is not enough to pay the monthly charges. If that happens, you will have 62 days to make a premium payment big enough to bring your cash value up to the amount required to pay the charges. If you make the premium payment, the policy will stay in force. If you don't, the policy will lapse, or terminate with no value. (See Payment and Allocation of Premiums - Policy Lapse and Reinstatement.)

INVESTING YOUR CASH VALUE. You may tell us to invest your cash value in either the general account or the separate account, or you may split your cash value between them.

THE GENERAL ACCOUNT. The general account is an interest-bearing account. Money in the general account is guaranteed to earn at least 4% interest, and it may earn more. General American determines the current interest rate from time to time, and we will notify you in advance of any changes. We have the right to limit the amount of money that you may put into the general account.

THE SEPARATE ACCOUNT. The separate account consists of divisions, which represent different types of investments. Each division may either make money or lose money. Therefore if you invest in a division of the separate account, you may either make money or lose money, depending on the investment experience of that division. There is no guaranteed rate of return in the separate account.


The divisions of the separate account represent investment funds run by various investment companies. The investment companies hire advisers to operate or advise on the day-to-day operation of the funds.

The following list shows the investment companies whose funds are available under the policy, along with the managers or advisers and the divisions that they oversee.

NOTE: THE RUSSELL INSURANCE FUNDS ARE ONLY AVAILABLE ON POLICIES WITH AN ISSUE DATE PRIOR TO JANUARY 1, 2000.

-------------------------------------------------------------------------------------------------------
               INVESTMENT COMPANY                                 INVESTMENT MANAGER/ADVISER
-------------------------------------------------------------------------------------------------------
General American Capital Company                          Conning Asset Management Company
-------------------------------------------------------------------------------------------------------
Russell Insurance Funds                                   Frank Russell Investment Management Company
-------------------------------------------------------------------------------------------------------
American Century Variable Portfolios                      American Century Investment Management, Inc.
-------------------------------------------------------------------------------------------------------
J.P. Morgan Series Trust II                               J.P. Morgan Investment Management, Inc.
-------------------------------------------------------------------------------------------------------
Fidelity Investments Variable Insurance Products Fund     Fidelity Management & Research Company
-------------------------------------------------------------------------------------------------------
Fidelity Investments Variable Insurance Products Fund II  Fidelity Management & Research Company
-------------------------------------------------------------------------------------------------------
Fidelity Investments Variable Insurance Products Fund II  Fidelity Management & Research Company
-------------------------------------------------------------------------------------------------------
Van Eck Worldwide Insurance Trust                         Van Eck Associates Corporation
-------------------------------------------------------------------------------------------------------
SEI Insurance Products Trust                              SEI Investments Management Company
-------------------------------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.                            Metropolitan Life Insurance Company
-------------------------------------------------------------------------------------------------------
New England Zenith Fund                                   New England Investment Management, Inc.
-------------------------------------------------------------------------------------------------------


These investment funds have different investment goals and strategies, which we have summarized in the following table. You should review the prospectus of each fund, or seek professional guidance in determining which fund(s) best meet your objectives.


-----------------------------------------------------------------------------------------------------------------------------------
  INVESTMENT                     FUND                     INVESTMENT
    MANAGER                      NAME                        TYPE                                OBJECTIVE
-----------------------------------------------------------------------------------------------------------------------------------
   Conning                 S&P 500 Index Fund           Growth & Income            To achieve a rate of return that parallels
Asset Management                                                                   the return of the stock market as a whole,
   Company                                                                         as represented by the Standard and Poor's
                                                                                   500 Stock Index.
-----------------------------------------------------------------------------------------------------------------------------------
   Conning                 Money Market Fund              Money Market             To obtain the highest level of current income
Asset Management                                                                   consistent with the preservation of capital
   Company                                                                         and maintenance of liquidity.
-----------------------------------------------------------------------------------------------------------------------------------
   Conning                  Bond Index Fund              Corporate Bonds           To provide a rate of return that reflects the
Asset Management                                                                   performance of the bond market as a whole,
   Company                                                                         as measured by the Lehman Brothers
                                                                                   Government/Corporate Bond Index.
-----------------------------------------------------------------------------------------------------------------------------------
   Conning               Asset Allocation Fund              Balanced               To obtain a high rate of long-term return,
Asset Management                                                                   composed of capital growth and income.
   Company
-----------------------------------------------------------------------------------------------------------------------------------
   Conning                 Managed Equity Fund               Growth                To obtain long-term capital growth through
Asset Management                                                                   investment in common stocks.
   Company
-----------------------------------------------------------------------------------------------------------------------------------

                               2


-----------------------------------------------------------------------------------------------------------------------------------
  INVESTMENT                     FUND                     INVESTMENT
    MANAGER                      NAME                        TYPE                                OBJECTIVE
-----------------------------------------------------------------------------------------------------------------------------------
   Conning                   International                  Growth:                To obtain investment results that parallel
Asset Management              Index Fund                 International             the price and yield performance of
   Company                                                   Stock                 publicly-traded common stocks in the Morgan
                                                                                   Stanley Capital International, Europe,
                                                                                   Australia, and Far East Index ("EAFE Index").
-----------------------------------------------------------------------------------------------------------------------------------
   Conning                Mid-Cap Equity Fund               Growth                 To obtain long-term capital appreciation
Asset Management                                                                   through investment primarily in common stocks
   Company                                                                         of U.S.-based, publicly traded companies with
                                                                                   medium market capitalization, defined as
                                                                                   within the range of the S&P Mid-Cap 400 at
                                                                                   the time of the Fund's investment.
-----------------------------------------------------------------------------------------------------------------------------------
   Conning               Small-Cap Equity Fund        Aggressive Growth            To provide a high rate of return through
Asset Management                                                                   investment in the common stock of small
   Company                                                                         companies, making up, at one time, the
                                                                                   smallest 20% of U.S.-based companies on the
                                                                                   New York Stock Exchange.
-----------------------------------------------------------------------------------------------------------------------------------
Fidelity Management &      Growth Portfolio                 Growth                 To seek capital appreciation, normally
  Research Company                                                                 through purchases of common stocks, although
                                                                                   its investments are not restricted to any one
                                                                                   type of security.
-----------------------------------------------------------------------------------------------------------------------------------
Fidelity Management &    Equity-Income Portfolio        Growth & Income            To seek reasonable income by investing
  Research Company                                                                 primarily in income-producing equity
                                                                                   securities.
-----------------------------------------------------------------------------------------------------------------------------------
Fidelity Management &      Overseas Portfolio               Growth:                To seek long term growth of capital primarily
  Research Company                                       International             through investment in foreign securities.
                                                             Stock
-----------------------------------------------------------------------------------------------------------------------------------
Fidelity Management &    Asset Manager Portfolio           Balanced                To seek a high total return with reduced risk
  Research Company                                                                 over the long-term by allocating its assets
                                                                                   among domestic and foreign stocks, bonds, and
                                                                                   short-term fixed income instruments.
-----------------------------------------------------------------------------------------------------------------------------------
Fidelity Management &     High Income Portfolio          High Yield Bond           To seek a high level of current income by
  Research Company                                                                 investing primarily in high yielding,
                                                                                   lower-rated, fixed income securities, while
                                                                                   also considering growth of capital.
-----------------------------------------------------------------------------------------------------------------------------------
Fidelity Management &       Mid Cap Portfolio           Long-Term Growth           To seek long-term growth by investing primarily
  Research Company                                         of Capital              in common stocks, with at least 65% of total
                                                                                   assets in securities of companies with medium
                                                                                   market capitalizations, similar to those in the
                                                                                   S&P MidCap 400.  The fund may potentially invest
                                                                                   in domestic and foreign companies with smaller
                                                                                   or larger market capitalizations, investing in
                                                                                   "growth" and/or "value" stocks.  The fund
                                                                                   selects investments by using fundamental
                                                                                   analysis of each issuer's financial condition
                                                                                   and industry position and market and economic
                                                                                   conditions.
-----------------------------------------------------------------------------------------------------------------------------------
 Van Eck Associates           Worldwide Hard            Aggressive Growth:         To seek long-term capital appreciation by
    Corporation                Assets Fund                 Specialty               investing in equity and debt securities of
-----------------------------------------------------------------------------------------------------------------------------------

                               3



-----------------------------------------------------------------------------------------------------------------------------------
  INVESTMENT                     FUND                     INVESTMENT
    MANAGER                      NAME                        TYPE                                OBJECTIVE
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                   companies engaged in the exploration,
                                                                                   development, production, and distribution of
                                                                                   gold and other natural resources such as
                                                                                   strategic and other metals, minerals, forest
                                                                                   products, oil, natural gas, and coal.
-----------------------------------------------------------------------------------------------------------------------------------
 Van Eck Associates         Worldwide Emerging          Aggressive Growth:         To obtain long-term capital appreciation by
    Corporation                Markets Fund            International Stock         investing in equity securities in emerging
                                                                                   markets around the world.  The Fund
                                                                                   emphasizes primarily investment in countries
                                                                                   that, compared to the world's major
                                                                                   economies, exhibit relatively low gross
                                                                                   national product per capita, as well as the
                                                                                   potential for rapid economic growth.
-----------------------------------------------------------------------------------------------------------------------------------
    Frank Russell        Multi-Style Equity Fund         Growth & Income           To obtain income and capital growth by
 Investment Management                                                             investing principally in equity securities.
      Company
-----------------------------------------------------------------------------------------------------------------------------------
    Frank Russell         Aggressive Equity Fund        Aggressive Growth          To provide capital appreciation by assuming a
 Investment Management                                                             higher level of volatility than is ordinarily
      Company                                                                      expected from the Multi-Style Equity Fund, by
                                                                                   investing in equity securities.
-----------------------------------------------------------------------------------------------------------------------------------
    Frank Russell             Non-U.S. Fund                  Growth:               To achieve favorable total return and
 Investment Management                                 International Stocks        additional diversification for United States
      Company                                              and Bonds               investors by investing primarily in equity
                                                                                   and debt securities of non-United States
                                                                                   companies and non-United States governments.
-----------------------------------------------------------------------------------------------------------------------------------
    Frank Russell            Core Bond Fund             Growth & Income            To maximize total return through capital
 Investment Management                                                             appreciation and income by assuming a level
      Company                                                                      of volatility consistent with the broad
                                                                                   fixed-income market, by investing in
                                                                                   fixed-income securities.
-----------------------------------------------------------------------------------------------------------------------------------
 J.P. Morgan Investment       Bond Portfolio            Growth & Income            To provide a high total return consistent
    Management, Inc.                                                               with moderate risk of capital and maintenance
                                                                                   of liquidity.
-----------------------------------------------------------------------------------------------------------------------------------
 J.P. Morgan Investment    Small Company Portfolio      Aggressive Growth          To provide high total return from a portfolio
    Management, Inc.                                                               of equity securities of small companies.  The
                                                                                   Fund invests at least 65% of the value of its
                                                                                   total assets in the common stock of small
                                                                                   U.S. companies primarily with market
                                                                                   capitalizations less than $1 billion.
-----------------------------------------------------------------------------------------------------------------------------------
 American Century           Income & Growth Fund        Growth & Income            To attain long-term growth of capital as well
    Investment                                                                     as current income.  The fund pursues a total
 Management, Inc.                                                                  return and dividend yield that exceeds those
                                                                                   of the S&P 500 by investing in stocks of
                                                                                   companies with strong dividend growth
                                                                                   potential.
-----------------------------------------------------------------------------------------------------------------------------------
 American Century          International Fund          Aggressive Growth:          To obtain capital growth over time by
    Investment                                         International Stock         investing in common stocks of foreign
 Management, Inc.                                                                  companies considered to have
                                                                                   better-than-average prospects for
                                                                                   appreciation.  Because this fund invests in
                                                                                   foreign securities, a higher degree of
                                                                                   short-term
-----------------------------------------------------------------------------------------------------------------------------------

                               4




-----------------------------------------------------------------------------------------------------------------------------------
  INVESTMENT                     FUND                     INVESTMENT
    MANAGER                      NAME                        TYPE                                OBJECTIVE
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                   price volatility, or risk, is
                                                                                   expected due to factors such as currency
                                                                                   fluctuation and political instability.
-----------------------------------------------------------------------------------------------------------------------------------
 American Century              Value Fund                   Growth                 To attain long-term capital growth, with
    Investment                                                                     income as a secondary objective.  The Fund
 Management, Inc.                                                                  invests primarily in equity securities of
                                                                                   well-established companies that are believed
                                                                                   by management to be undervalued at the time
                                                                                   of purchase.
-----------------------------------------------------------------------------------------------------------------------------------
 SEI Investments            Large Cap Value            Long-Term Growth            Utilizing multiple specialist sub-advisers that
    Management                    Fund                  of Capital and             manage in a value style, the Fund invests in
   Corporation                                              Income                 large cap income-producing U.S. common stocks.
-----------------------------------------------------------------------------------------------------------------------------------
 SEI Investments            Large Cap Growth         Capital Appreciation          Utilizing multiple specialist sub-advisers that
    Management                    Fund                                             manage in a growth style, the Fund invests in
   Corporation                                                                     large cap U.S. common stocks.
-----------------------------------------------------------------------------------------------------------------------------------
 SEI Investments            Small Cap Value          Capital Appreciation          Utilizing multiple specialist sub-advisers that
    Management                    Fund                                             manage in a value style, the Fund invests in
   Corporation                                                                     common stocks of smaller U.S. companies.
-----------------------------------------------------------------------------------------------------------------------------------
 SEI Investments            Small Cap Growth          Long-Term Capital            Utilizing multiple specialist sub-advisers that
    Management                    Fund                   Appreciation              manage in a growth style, the Fund invests in
   Corporation                                                                     common stocks of smaller U.S. companies.
-----------------------------------------------------------------------------------------------------------------------------------
 SEI Investments          International Equity       Capital Appreciation          Utilizing multiple specialist sub-advisers, the
    Management                    Fund                                             Fund invests in equity securities of foreign
   Corporation                                                                     companies.
-----------------------------------------------------------------------------------------------------------------------------------
 SEI Investments            Emerging Markets         Capital Appreciation          Utilizing multiple specialist sub-advisers, the
    Management                Equity Fund                                          Fund invests in equity securities of emerging
   Corporation                                                                     markets companies.
-----------------------------------------------------------------------------------------------------------------------------------
 SEI Investments           Core Fixed Income          Current Income and           Utilizing multiple specialist sub-advisers that
    Management                    Fund                 Preservation of             have fixed income investment expertise, the
   Corporation                                             Capital                 Fund invests in investment grade U.S. fixed
                                                                                   income securities.
-----------------------------------------------------------------------------------------------------------------------------------
 SEI Investments            High Yield Bond              Total Return              Utilizing a specialist sub-adviser that has high
    Management                    Fund                                             yield investment expertise, the Fund invests in
   Corporation                                                                     high yield, high risk securities.
-----------------------------------------------------------------------------------------------------------------------------------
 SEI Investments          International Fixed        Capital Appreciation          Utilizing a specialist sub-adviser, the Fund
    Management                Income Fund             and Current Income           invests in investment grade fixed income
   Corporation                                                                     securities of foreign government and corporate
                                                                                   issuers.
-----------------------------------------------------------------------------------------------------------------------------------
 SEI Investments            Emerging Markets             Total Return              Utilizing a specialist sub-adviser, the Fund
    Management                 Debt Fund                                           invests U.S. dollar denominated debt in
   Corporation                                                                     securities of emerging market issuers.
-----------------------------------------------------------------------------------------------------------------------------------
 Metropolitan Life           Janus Mid-Cap             Long-Term Growth            The Portfolio normally invests at least 65%
 Insurance Company             Portfolio                  of Capital               of its total assets in common stocks of medium
                                                                                   capitalization companies selected for their
                                                                                   growth potential.  The portfolio manager defines
                                                                                   medium capitalization ("mid-cap") companies as
                                                                                   those whose market capitalization falls within
                                                                                   the range of companies included in the S&P
                                                                                   MidCap 400 Index at the time of the purchase.
-----------------------------------------------------------------------------------------------------------------------------------

                               5


-----------------------------------------------------------------------------------------------------------------------------------
  INVESTMENT                     FUND                     INVESTMENT
    MANAGER                      NAME                        TYPE                                OBJECTIVE
-----------------------------------------------------------------------------------------------------------------------------------
 Metropolitan Life           T. Rowe Price             Long-Term Growth            The Portfolio normally invests at least 65% of
 Insurance Company          Large Cap Growth            of Capital and,            its total assets in a diversified group of large
                               Portfolio                 Secondarily,              capitalization growth companies.  The portfolio
                                                       Dividend Income             managers define large capitalization ("large-
                                                                                   cap") companies as those whose market
                                                                                   capitalization falls within the range of the
                                                                                   largest 300 companies included in the Russell
                                                                                   3000 Index at the time of the purchase.
-----------------------------------------------------------------------------------------------------------------------------------
 Metropolitan Life           T. Rowe Price             Long-Term Capital           The Portfolio normally invests at least 65% of
 Insurance Company          Small Cap Growth                Growth                 its total assets in a diversified group of small
                               Portfolio                                           capitalization companies.  The portfolio manager
                                                                                   defines small capitalization ("small cap")
                                                                                   companies as those whose market capitalization
                                                                                   falls within the range of companies included in
                                                                                   the bottom 10% of the S&P 500 Index at the time
                                                                                   of the purchase.
-----------------------------------------------------------------------------------------------------------------------------------
   New England                Alger Equity                  Growth                 Alger invests Equity Growth's assets primarily
    Investment                Growth Series                                        in growth stocks.  Alger will ordinarily invest
 Management, Inc.                                                                  at least 65% of Equity Growth's total assets in
                                                                                   equity securities of issues with market
                                                                                   capitalization of $1 billion or greater.
-----------------------------------------------------------------------------------------------------------------------------------


You may change the investments that you want to use for your future premiums by notifying our Home Office.

You may transfer your cash value among the various investment funds, and you may withdraw money, but there are certain rules. You may only transfer funds once in a policy month. (A policy month is measured beginning on the same day of the month that the policy was issued, and ending one day before the same day in the next month.) The amount transferred from any investment fund must be at least $500, or the entire balance in the fund if less than $500.

We have the right to change or eliminate transfers in the future, although we don't currently intend to do so.

CHARGES AND DEDUCTIONS. There are certain costs that we charge you for issuing your policy and keeping it in force. This section describes those charges -- what they are and what they cover.

TAX CHARGE. The Federal government and many states and territories impose taxes or charges on insurance premiums. We deduct 3.35% from your premium payment to cover that cost -- 2.10% for the state tax charge, and 1.25% for the federal tax charge.

If we are required by law to pay taxes based on the separate account, we may charge an appropriate share to policies that invest in the separate account. (See Federal Tax Matters.)

SELECTION AND ISSUE EXPENSE CHARGE. There is a charge to cover the costs of underwriting issuing your policy. This charge is based on the size of your policy. During the first policy year, the charge is $0.16 (sixteen cents) for each $1,000 of face amount of your policy. Beginning in the second policy year, and continuing for the life of the policy, the charge drops to $0.01 (one cent) for each $1,000 of face amount.

SURRENDER CHARGE. If you surrender your policy or let it lapse during the first fifteen (or fewer, in some cases) policy years, we will keep part of the cash value to help us recover the costs of selling and issuing the policy. This charge is called a Contingent Deferred Sales Charge (CDSC) or, more simply, a surrender charge.

This charge generally applies to surrenders that occur during the first fifteen policy years, but the charge ends sooner for policies issued at some older ages and in some risk classes.

The surrender charge is based on a "grading percentage," which is determined by the age, sex, and risk class of the person insured under the policy. This "grading percentage" is multiplied by:
* 40% of the target premium or the premiums actually paid for the base policy (the policy itself, without any riders), plus
*  the "excess premium surrender charge factor" multiplied by premiums paid in excess of the target premium.


You can find the information you need to determine the surrender charge for your policy on the policy specifications page. There is a section in this prospectus, beginning on page 39, that explains the charge in greater detail. This section includes charts that show the how long the surrender charge applies, the "grading percentage" and the "excess premium surrender charge factor."


If you withdraw money from your policy or if you surrender a portion of your policy, we will charge a pro-rated portion of the surrender charge.

Of course, if you don't surrender all or part of your policy, or let it lapse, or withdraw cash from it, then you will not pay a surrender charge.

If you increase the face amount of your policy, the increase will have its own surrender charge for the first 10 policy years following the increase.

(See Policy Rights - Surrender and Partial Withdrawal; Policy Benefits - Death Benefit; and Charges and Deductions - Contingent Deferred Sales Charge.)

Under certain conditions, applied in a uniform and nondiscriminatory manner, we may reduce the surrender charge. (See Adjustment of Charges.)

ADMINISTRATIVE FEE. We charge a monthly fee to cover your policy's administrative cost. This charge is $13 each month for the first policy year. Beginning with the second policy year, the charge is $6 each month for the life of the policy. We will deduct the charge from your cash value each month.

COST OF INSURANCE. Because this is a life insurance policy, it has a death benefit. We charge an insurance cost each month to cover the risk that you will die and we will have to pay the death benefit.

The amount of this charge varies with the age, sex, risk class of the person insured under the policy, and the amount of the death benefit at risk -- if the risk of death or the amount of the death benefit is greater, then the cost of insurance is also greater. We deduct the cost of insurance from your cash value each month.

We make another charge to cover mortality and expense risks under the Policy. We calculate this charge based on a percentage of the net assets in each division of the separate account. Rather than deducting the charge from the cash value, we apply the charge by adjusting the net rate of return in the separate account. We guarantee that the charge will not exceed an annual rate of 0.90% of the net separate account assets. (See Charges and Deductions - Separate Account Charges.)

We pay the operating expenses of the separate account. The investment funds pay for their own operating expenses and investment fees. For a description of these charges, see Charges and Deductions - Separate Account Charges.


The following chart shows the operating expenses of the funds as reported for the fiscal year ending December 31, 1999:

-------------------------------------------------------------------------------------------
                           ANNUAL FUND OPERATING EXPENSES<F1>
                          As a Percentage of Average Net Assets
-------------------------------------------------------------------------------------------
                                         INVESTMENT
          FUND                           ADVISORY /      OTHER EXPENSES        TOTAL
                                         MANAGEMENT
                                             FEE
-------------------------------------------------------------------------------------------
                          GENERAL AMERICAN CAPITAL COMPANY
-------------------------------------------------------------------------------------------
S&P 500 Index Fund                          .25%              .05%              .30%
-------------------------------------------------------------------------------------------
Money Market Fund                           .125%             .08%              .205%
-------------------------------------------------------------------------------------------
Bond Index Fund                             .25%              .05%              .30%
-------------------------------------------------------------------------------------------
Managed Equity Fund                         .29%              .10%              .39%
-------------------------------------------------------------------------------------------

                               7

-------------------------------------------------------------------------------------------
Asset Allocation Fund                       .50%              .10%              .60%
-------------------------------------------------------------------------------------------
International Index Fund                    .50%<F2>          .30%              .80%
-------------------------------------------------------------------------------------------
Mid-Cap Equity Fund                         .55%<F3>          .10%              .65%
-------------------------------------------------------------------------------------------
Small-Cap Equity Fund                       .25%              .05%              .30%
-------------------------------------------------------------------------------------------
                               RUSSELL INSURANCE FUNDS
-------------------------------------------------------------------------------------------
Multi-Style Equity Fund                     .74%              .18%              .92%<F4>
-------------------------------------------------------------------------------------------
Aggressive Equity Fund                      .86%              .39%             1.25%<F5>
-------------------------------------------------------------------------------------------
Non-U.S. Fund                               .75%              .55%             1.30%<F6>
-------------------------------------------------------------------------------------------
Core Bond Fund                              .54%              .26%              .80%<F7>
-------------------------------------------------------------------------------------------
                        AMERICAN CENTURY VARIABLE PORTFOLIOS
-------------------------------------------------------------------------------------------
Income & Growth Fund                        .70%              .00%              .70%
-------------------------------------------------------------------------------------------
International Fund                         1.37%              .00%             1.37%
-------------------------------------------------------------------------------------------
Value Fund                                 1.00%              .00%             1.00%
-------------------------------------------------------------------------------------------
                             J.P. MORGAN SERIES TRUST II
-------------------------------------------------------------------------------------------
Bond Portfolio                              .30%              .45%              .75%
-------------------------------------------------------------------------------------------
Small Company Portfolio                     .60%              .55%             1.15%
-------------------------------------------------------------------------------------------
                      FIDELITY VARIABLE INSURANCE PRODUCTS FUND
-------------------------------------------------------------------------------------------
Equity-Income Portfolio                     .48%              .08%              .56%
-------------------------------------------------------------------------------------------
Growth Portfolio                            .58%              .07%              .65%
-------------------------------------------------------------------------------------------
Overseas Portfolio                          .73%              .14%              .87%
-------------------------------------------------------------------------------------------
High Income Portfolio                       .58%              .11%              .69%
-------------------------------------------------------------------------------------------
                    FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
-------------------------------------------------------------------------------------------
Asset Manager                               .53%              .09%              .62%
-------------------------------------------------------------------------------------------
                    FIDELITY VARIABLE INSURANCE PRODUCTS FUND III
-------------------------------------------------------------------------------------------
Mid Cap Portfolio                           .97%              .00%              .97%
-------------------------------------------------------------------------------------------
                          VAN ECK WORLDWIDE INSURANCE TRUST
-------------------------------------------------------------------------------------------
Worldwide Hard Assets Fund                 1.00%              .34%             1.34%
-------------------------------------------------------------------------------------------
Worldwide Emerging Markets Fund            1.00%              .26%             1.26%
-------------------------------------------------------------------------------------------
                            SEI INSURANCE PRODUCTS TRUST

-------------------------------------------------------------------------------------------
Large Cap Value Fund                        .35%              .50%              .85%<F8>
-------------------------------------------------------------------------------------------
Large Cap Growth Fund                       .40%              .45%              .85%<F8>
-------------------------------------------------------------------------------------------
Small Cap Value Fund                        .65%              .45%             1.10%<F8>
-------------------------------------------------------------------------------------------
Small Cap Growth Fund                       .65%              .45%             1.10%<F8>
-------------------------------------------------------------------------------------------
International Equity Fund                   .51%              .77%             1.28%<F8>
-------------------------------------------------------------------------------------------
Emerging Markets Equity Fund               1.05%              .90%             1.95%<F8>
-------------------------------------------------------------------------------------------
Core Fixed Income Fund                      .28%              .32%              .60%<F8>
-------------------------------------------------------------------------------------------
High Yield Bond Fund                        .49%              .36%              .85%<F8>
-------------------------------------------------------------------------------------------
International Fixed Income Fund             .40%              .60%             1.00%<F8>
-------------------------------------------------------------------------------------------
Emerging Markets Debt Fund                  .85%              .50%             1.35%<F8>
-------------------------------------------------------------------------------------------

                           METROPOLITAN SERIES FUND, INC.
-------------------------------------------------------------------------------------------
Janus Mid-Cap Portfolio                     .67%              .04%              .71%
-------------------------------------------------------------------------------------------
T. Rowe Price Large Cap Growth Portfolio    .69%              .24%              .93%
-------------------------------------------------------------------------------------------
T. Rowe Price Small Cap Growth Portfolio    .52%              .09%              .61%
-------------------------------------------------------------------------------------------
                               NEW ENGLAND ZENITH FUND
-------------------------------------------------------------------------------------------
Alger Equity Growth Series                  .80%              .00%              .80%
-------------------------------------------------------------------------------------------

<F1> The Fund expenses shown above are collected from the underlying
Fund, and are not direct charges against the Separate Account assets or reductions from the Policy's Cash Value. These underlying Fund Expenses are taken into consideration in computing each Fund's net asset value, which is used to calculate the unit values in the Separate Account. The management fees and other expenses are more fully described in the prospectus of each individual Fund. The information relating to the Fund expenses was provided by the Fund and was not independently verified by General American. Except as otherwise specifically noted, the management fees and other expenses are not currently subject to fee waivers or expense reimbursements.

                               8


<F2> The fees charged by the International Index Fund are stated as a series of annual percentages of the average daily value of the net assets of the Funds. The percentages decrease with respect to assets of the Fund above certain amounts, as follows: First $10 million, 0.50%; Next $20 million, 0.40%; Balance over $20 million, 0.30%.

<F3> The fees charged by the Mid-Cap Equity Fund are stated as a series of annual percentages of the average daily value of the net assets of the Funds. The percentages decrease with respect to assets of the Fund above certain amounts, as follows: First $10 million, 0.55%; Next $10 million, 0.45%; Balance over $20 million, 0.40%.

<F4> The Manager has voluntarily agreed to waive a portion of its 0.78%
management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 0.92% of the Fund's average daily net assets on an annual basis, and to reimburse the Fund for all remaining expenses after fee waivers which exceed 0.92% of average daily net assets on an annual basis. The management fee waivers and reimbursements are intended to be in effect for 2000, but may be revised or eliminated at any time thereafter without notice to shareholders. Absent the waiver, the management fee would have been 0.78%, and total Fund expenses would have been 0.96% of average daily net assets.

<F5> The Manager has voluntarily agreed to waive a portion of its 0.95%
management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 1.25% of the Fund's average daily net assets on an annual basis, and to reimburse the Fund for all remaining expenses after fee waivers which exceed 1.25% of average daily net assets on an annual basis. The management fee waivers and reimbursements are intended to be in effect for 2000, but may be revised or eliminated at any time thereafter without notice to shareholders. Absent the waiver, the management fee would have been 0.95%, and total Fund expenses would have been 1.34% of average daily net assets.

<F6> The Manager has voluntarily agreed to waive a portion of its 0.95%
management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 1.30% of the Fund's average daily net assets on an annual basis, and to reimburse the Fund for all remaining expenses after fee waivers which exceed 1.30% of average daily net assets on an annual basis. The management fee waivers and reimbursements are intended to be in effect for 2000, but may be revised or eliminated at any time thereafter without notice to shareholders. Absent the waiver, the management fee would have been 0.95%, and total Fund expenses would have been 1.50% of average daily net assets.

<F7> The Manager has voluntarily agreed to waive a portion of its 0.60%
management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 0.80% of the Fund's average daily net assets on an annual basis, and to reimburse the Fund for all remaining expenses after fee waivers which exceed 0.80% of average daily net assets on an annual basis. The management fee waivers and reimbursements are intended to be in effect for 2000, but may be revised or eliminated at any time thereafter without notice to shareholders. Absent the waiver, the management fee would have been 0.60%, and total Fund expenses would have been 0.86% of average daily net assets.

<F8> The SEI VP Funds' total actual annual fund operating expenses for the current fiscal year are expected to be less than the maximum amount allowed because the Adviser will voluntarily waive a portion of its fee in order to keep total operating expenses at a specified level. The Adviser may discontinue all or part of its waiver at any time. With this fee waiver, the Funds' actual total operating expenses are expected to be the amounts shown in the table above. Absent the fee waiver, the Funds' total operating expenses would be: Large Cap Value Fund, 0.95%; Large Cap Growth Fund, 1.00%; Small Cap Value Fund, 1.20%; Small Cap Growth Fund, 1.20%; International Equity Fund, 1.41%; Emerging Markets Equity Fund, 2.34%; Core Fixed Income Fund, 0.70%; High Yield Bond Fund, 0.99%; International Fixed Income Fund, 1.31%; Emerging Markets Debt Fund, 1.95%.

PREMIUMS. Within limits, you decide how much money you want to put into the policy. There is a minimum premium that you have to pay to put the policy in force. That amount is 1/12 of the "minimum initial annual premium amount" shown on the specifications page of your policy. After the policy is in force, you may pay any amount you want as long as the cash value is always enough to cover the surrender charge and the current month's expenses.

If you have converted a General American term insurance policy to this policy, and if the term policy includes conversion credits, you may apply those credits to reduce your first-year minimum premium.

You can set up a schedule of payments, and we will send you reminders, but you are not required to make the payments as long as the cash value covers the surrender charge and the current month's expenses. (See Payment and Allocation of Premiums.)

DEATH BENEFIT. If the person insured under the policy dies while the policy is in force, we will pay a death benefit to the beneficiary. You can select one of three death benefits at the time the policy is issued:
* Option A: The death benefit is the greater of the face amount of the policy or an "applicable percentage" of the cash value.
* Option B: The death benefit is the greater of the face amount of the policy plus the cash value, or an "applicable percentage" of the cash value.
* Option C: The death benefit is the greater of the face amount of the policy, or the cash value multiplied by an attained age factor.

As long as the policy remains in force and the person insured is less than 100 years old, the minimum death benefit under any death benefit option will be at least the current face amount.

We will increase the death benefit by any dividends earned prior to the death of the person insured, and by the cost of insurance from the date of death to the end of the month, and will reduce it by any outstanding loans and interest. We will pay the death benefit according to the settlement options available at the time of death. (See Policy Benefits
- Death Benefit.)

The minimum face amount at issue is generally $50,000 under our current rules. Subject to certain restrictions, you may change the face amount and the death benefit option. In certain cases we may require evidence that the person insured under the policy is still insurable. (See Change in Death Benefit Option, and Change In Face Amount.)

You may include additional insurance benefits with your policy. These are described under General Matters - Additional Insurance Benefits. If you elect any additional benefits, we will deduct the charges for those benefits from your Cash Value.

CASH VALUE. Your Policy has a cash value that is the total amount credited to you in the separate account, the loan account, and the general account. The cash value increases by the amount of net premium payments, and decreases by partial withdrawals and expense charges for the policy. It may either increase or decrease based on the investment experience of the separate account divisions that you have selected. (See Policy Benefits - Cash Value.)

There is no minimum guaranteed cash value.

POLICY LOANS. You may borrow against the cash value of your policy. The loan value is the maximum amount that you may borrow. The loan value is:
   the cash value on the date we receive the loan request;
   minus interest on the new loan to the next policy anniversary;
   minus any loans and interest already outstanding;
   minus any surrender charges;
   minus monthly deductions to the next policy anniversary.

When you borrow against the policy, we will take the money from the general account and the divisions of the separate account in proportion to your balances in each account.

Loan interest is due at each policy anniversary. If you don't pay the loan interest, we will add it to the amount of the loan.

You may repay all or part of the loan at any time. When you make a loan payment, we will put the money back into the general account or the divisions of the separate account in the same percentages used them to make the loan.

When we pay out the proceeds of your policy, either as a death benefit or as a policy surrender, we will deduct any outstanding loans and interest from the amount we pay. (See Policy Rights - Loans.)

Loans taken from or secured by a policy may have Federal income tax consequences. (See Federal Tax Matters.)

SURRENDER, PARTIAL WITHDRAWALS, AND PRO-RATA SURRENDER. You may surrender the policy at any time while it is in force. We will pay you the cash surrender value, plus dividends (if any) earned prior to the surrender.

After the first year you may request a partial withdrawal of your cash surrender value. Normally, withdrawing a portion of your cash surrender value will reduce your death benefit by the amount of the withdrawal. However, if you have included the Anniversary Partial Withdrawal Rider on your policy, you may withdraw a portion of your cash surrender value without reducing the death benefit. Under this rider, there are limits on how much you can withdraw, and the withdrawal must be at the policy anniversary. You can find more information about the rider under General Matters - Additional Insurance Benefits.

You may also request a pro-rata surrender of the policy, which allows you to surrender part of the policy and keep the rest in force. You can find more information under Policy Rights - Surrender and Partial
Withdrawal.

A surrender, partial withdrawal, or Pro-Rata Surrender may have Federal income tax consequences. We suggest that you discuss your situation with a competent tax adviser before taking one of these steps. (See Federal Tax Matters.)

ILLUSTRATIONS OF DEATH BENEFITS AND CASH SURRENDER VALUES. The death benefit and cash surrender value of your policy will depend on how well your investments perform. In Appendix A we have illustrated some sample policies. Depending on the rate of return, the values may increase or decrease. In order to help you to understand the cost of the policy, we also show how your premium would grow if you simply invested it at 5% interest, compounded annually.

If you surrender your policy in the first few years, the cash surrender value that you receive may be low compared to what you would have accumulated by investing the premiums at interest. In this case, the insurance protection that you received while the policy was in force will have been expensive.

We will provide you with an illustration showing projected future cash values if you request it in writing. We may charge a fee of up to $25 for preparing the illustration.

TAX CONSEQUENCES OF THE POLICY. If your policy was issued in a standard premium class, then we believe that it qualifies as a life insurance contract for Federal income tax purposes. Similarly, if your policy was issued on a guaranteed issue or simplified issue basis, we believe that it will qualify as a life insurance contract. However, if the policy was issued on a substandard basis, it is not clear whether it will qualify as a life insurance contract for tax purposes. The IRS has provided very limited guidance in this area.

Assuming that the policy does qualify as a life insurance contract for Federal income tax purposes, then we believe that the cash value should be subject to the same tax treatment as the cash value of a conventional fixed-benefit contract. This means that growth in the cash value will not be taxed until you receive a distribution.

There are some actions that may trigger a tax. If you transfer ownership to someone else, or if you surrender the policy or withdraw cash from it, you may have to pay a tax. Similarly, if you let the policy lapse while there is an outstanding loan, or if you exchange the policy for another policy, you may owe a tax. (See Federal Tax
Matters.)

If you pay too much in premium, your policy may become a "modified endowment contract." If that happens, then some pre-death distributions of cash will be taxable income. If there is more cash value in the policy that what you actually paid in premiums, you will be taxed on the excess in the year in which you receive a distribution. You may withdraw the amount that you paid into the policy without being taxed, but only after you have received the excess as taxable income. In addition, any taxable distribution that you receive before age 59-1/2 will generally be subject to an additional 10% tax.

On the other hand, if the policy is not a modified endowment contract, then distributions are normally treated first as a return of your "cost basis," or investment in the contract. In this case, you may withdraw up to the amount of the premiums you paid with no tax consequences.
After that, any additional distributions are treated as taxable income. In addition, loans from the policy are not treated as distributions, so they are not considered taxable income. Finally, if your policy is not a modified endowment contract, neither distributions or loans are subject to the 10% additional tax (See Federal Tax Matters.)

Please note that General American is neither a law firm nor a tax adviser, so we cannot give you legal or tax advice. If you have specific legal or tax questions, we suggest that you consult a qualified professional in these fields.

DIVIDENDS. We do not expect to pay dividends on this Policy.  (See
Dividends.)

                               * * *

This Prospectus describes only those aspects of the Policy that relate to the Separate Account, except where General Account matters are specifically mentioned. For a brief summary of the aspects of the Policy relating to the General Account, see The General Account.


                            DEFINITIONS

ATTAINED AGE -- The Issue Age of the Insured plus the number of completed Policy Years.

BENEFICIARY -- The person(s) named in the application or by later designation to receive Policy proceeds in the event of the Insured's death. A Beneficiary may be changed as set forth in the Policy and in this Prospectus.

CASH VALUE -- The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account, in the Loan Account, and in certain contracts, the General Account.

CASH SURRENDER VALUE -- The Cash Value of a Policy on the date of surrender, less any Indebtedness, and less any surrender charges.


DIVISION -- A subaccount of the Separate Account. Each Division invests exclusively in the shares of a corresponding Fund.


EFFECTIVE DATE -- The date as of which insurance coverage begins under a policy.

FACE AMOUNT -- The minimum death benefit under the Policy so long as the Policy remains in force.


FUND -- A separate investment portfolio of a registered open-end investment company. Although sometimes referred to elsewhere as "Portfolios," they are referred to herein as "Funds," except where "Portfolio" is part of their name.


GENERAL ACCOUNT -- The assets of the Company other than those allocated to the Separate Account or any other separate account. The Loan Account is part of the General Account.

HOME OFFICE -- The service office of General American Life Insurance Company, the mailing address of which is P.O. Box 14490, St. Louis, Missouri 63178.

INDEBTEDNESS -- The sum of all unpaid Policy Loans and accrued interest on loans.

INITIAL PREMIUM -- The minimum initial premium required to be paid for the Policy to become effective.

INSURED -- The person whose life is insured under the Policy.

INVESTMENT START DATE -- The date the Initial Premium is applied to the General Account and/or the Divisions of the Separate Account. This date is the later of the Issue Date or the date the Initial Premium is received at General American's Home Office.

ISSUE AGE -- The Insured's age at his or her nearest birthday as of the date the Policy is issued.

ISSUE DATE -- The date from which Policy Anniversaries, Policy Years, and Policy Months are measured.

LOAN ACCOUNT -- The account of the Company to which amounts securing Policy Loans are allocated. The Loan Account is part of General
American's General Account.

LOAN SUBACCOUNT -- A Loan Subaccount exists for the General Account and for each Division of the Separate Account. Any Cash Value transferred to the Loan Account will be allocated to the appropriate Loan Subaccount to reflect the origin of the Cash Value. At any point in time, the Loan Account will equal the sum of all the Loan Subaccounts.

MONTHLY ANNIVERSARY -- The same date in each succeeding month as the Issue Date, except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.

NET PREMIUM -- The premium less the premium tax charges (consisting of a state premium tax charge and a charge to cover Federal income tax costs attributable to premiums).

OWNER -- The Owner of a Policy, as designated in the application or as subsequently changed.

POLICY -- The flexible premium variable life insurance Policy offered by the Company and described in this Prospectus.

POLICY ANNIVERSARY -- The same date each year as the Issue Date.

POLICY MONTH -- A month beginning on the Monthly Anniversary.

POLICY YEAR -- A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.

PORTFOLIO -- see Fund.

SEC -- The United States Securities and Exchange Commission.

SEPARATE ACCOUNT -- General American Separate Account Eleven, a separate investment account established by the Company to receive and invest the Net Premiums paid under the Policy, and certain other variable life policies, and allocated by the Owner to provide variable benefits.

TARGET PREMIUM -- The amount of premiums paid that is used to determine the amount of the Contingent Deferred Sales Charge.

VALUATION DATE -- Each day that the New York Stock Exchange is open for trading and the Company is open for business. The Company is not open for business on the day after Thanksgiving.

VALUATION PERIOD -- The period between two successive Valuation Dates, commencing at 4:00 p.m. (Eastern Standard Time) on a Valuation Date and ending 4:00 p.m. on the next succeeding Valuation Date.

The following summary of Prospectus information should be read in conjunction with the detailed information appearing elsewhere in this Prospectus. Unless otherwise indicated, the description of the Policies contained in this Prospectus assumes that a Policy is in force and that there is no outstanding Indebtedness.

THE POLICY. Under the flexible premium variable life insurance Policy described in this Prospectus, the Owner may, subject to certain limitations, make premium payments in any amount and at any frequency. The Policy is a life insurance contract with death benefits, Cash Value, surrender rights, Policy Loan privileges, and other features traditionally associated with life insurance. It is a "flexible premium" Policy because, unlike traditional insurance policies, there is no fixed schedule for premium payments. Although the Owner may establish a schedule of premium payments ("planned premium payments"), failure to make the planned premium payments will not necessarily cause a Policy to lapse, nor will making the planned premium payments guarantee that a Policy will remain in force. Thus, an Owner may, but is not required to, pay additional premiums. This flexibility permits an Owner to provide for changing insurance needs within a single insurance policy.

The Policy is a "variable" Policy because, unlike the fixed benefits under an ordinary life insurance contract, to the extent that Net Premiums are allocated to the Separate Account, the Cash Value and, under certain circumstances, the death benefit under a Policy may increase or decrease depending upon the investment performance of the Divisions of the Separate Account to which the Owner has allocated Net Premium payments. However, so long as a Policy's Cash Surrender Value continues to be sufficient to pay the monthly deduction, an Owner is guaranteed a minimum death benefit equal to the Face Amount of his or her Policy, less any outstanding Indebtedness.

A Policy will lapse (and terminate without value) when the Cash
Surrender Value is insufficient to pay the next monthly deduction and a grace period of 62 days expires without an adequate payment being made by the Owner (See Payment and Allocation of Premiums--Policy Lapse and Reinstatement).

THE SEPARATE ACCOUNT. After the end of the "Right to Examine Policy" period, the Owner may allocate the Net Premiums to the Separate Account and, if it is available, to the General Account. Amounts allocated to the Separate Account are further allocated to one or more Divisions. Assets of each Division are invested at net asset value in shares of a corresponding Fund. (See The Company and the Separate Account.) An Owner may change future allocations of Net Premiums at any time.

The option offered in connection with the Policies to allocate Net Premiums or to transfer Cash Value to the General Account may not be made available, at the Company's discretion, under all Policies. Further, the option may be limited with respect to some Policies. The Company may, from time to time, adjust the extent to which future premiums may be allocated to the General Account in regard to any or all outstanding Policies. Such adjustments may not be uniform as to all Policies.

Until the end of the "Right to Examine Policy" period (see Right to Examine Policy), all Net Premiums automatically will be allocated to the Division that invests in the Money Market Fund. (See Payment and
Allocation of Premiums--Allocation of Net Premiums and Cash Value.)

To the extent Net Premiums are allocated to the Divisions of the Separate Account, the Cash Value

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will, and the death benefit may, vary with the investment performance of the chosen Division. To the extent Net Premiums are allocated to the General Account, the Cash Value will accrue interest at a guaranteed minimum rate. (See The General Account.) Thus, depending upon the allocation of Net Premiums, investment risk over the life of a Policy may be borne by the Owner, by the Company, or by both.

Subject to certain restrictions, an Owner may transfer Cash Value among the Divisions of the Separate Account or, if available, between the Separate Account and the General Account. Currently, no charge is assessed for transfers. The Company reserves the right to revoke or modify the transfer privilege. (See Policy Rights--Transfers.)

CHARGES AND DEDUCTIONS. A premium tax charge will be deducted from each premium payment prior to allocation. The premium tax charge consists of a charge to cover state premium taxes and a charge to cover the Company's Federal income tax costs attributable to the amount of premiums received. The charge to cover state premium taxes is 2.10%, and the charge to cover the Company's Federal income tax costs attributable to the amount of premiums received is 1.25%. The amount of these charges is subject to increase under certain circumstances. (See Charges and Deductions--Premium Tax Charges.)

A Contingent Deferred Sales Charge to compensate for sales expenses may be assessed against the Cash Value under a Policy upon a surrender, a partial withdrawal, a lapse, or a decrease in Face Amount.

For a period of up to 15 years after the Issue Date or the effective date of a Face Amount increase, the Company will impose a Contingent Deferred Sales Charge ("CDSC") upon surrender, lapse, or a requested decrease in Face Amount. The Company will also impose the CDSC upon a partial withdrawal that results in a decrease in Face Amount. The amount of the CDSC will depend upon a number of factors, including the type of event (surrender, lapse, or decrease in Face Amount), the amount of premium payments made under the Policy prior to the event, and the number of Policy Years having elapsed since the Policy was issued or the Face Amount was increased, as applicable.

A separate CDSC applies to the initial Face Amount and to each increase in Face Amount and is deducted whenever (and to the extent that) a surrender, lapse, or Face Amount decrease affects the applicable increment of Face Amount. The length of time over which a CDSC will apply to any increment of Face Amount will depend upon the Attained Age of the Insured on the Issue Date or the effective date of the increase, as applicable, and the Insured's sex and risk class.

The CDSC will equal the CDSC grading percentage multiplied by the sum of
(1) and (2) where:

(1) is 40% of the lesser of the premium payments made or the Target Premium for the Policy, excluding any riders, and

(2) is the Excess Premium Surrender Charge Factor multiplied by premium payments made in excess of the Target Premium for the Policy, excluding any riders.

With regard to a Face Amount increase:

(1) is 40% of the lesser of the premium payments attributable to the increase or the Target Premium for the increase, and

(2) is the Excess Premium Surrender Charge Factor multiplied by premium payments attributable to the increase in excess of the Target Premium for the increase.

The CDSC grading percentages and the Excess Premium Surrender Charge Factors are described elsewhere in this Prospectus. The Excess Premium Surrender Charge Factors vary with the Attained Age, sex, and risk class of the Insured. In addition, the CDSC is limited to amounts less than the foregoing during the first two Policy Years or the first two Policy Years following an increase in Face Amount, as applicable. (See Policy Rights--Surrender and Partial Withdrawals, Policy Benefits--Death Benefit, and Charges and Deductions--Contingent Deferred Sales Charge.) Reductions in the Contingent Deferred Sales Charge are available in some situations. (See Reduction of Charges.)

On each Monthly Anniversary, the Cash Value will be reduced by the monthly deduction consisting of:

(1) a monthly administrative charge of $13.00 ($156.00 per year) during the first twelve Policy Months, and $6.00 per month ($72.00 per year) thereafter, to compensate the Company for the continuing administrative costs of the Policy;

(2) a Selection and Issue Expense Charge of $.16 per Policy Month for each $1,000 of Face Amount in the first Policy Year and $.01 per Policy Month for each $1000 of Face Amount in subsequent Policy Years (see Charges and Deductions--Monthly Deduction);

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(3) a monthly charge for the cost of insurance (see Charges and
Deductions--Monthly Deduction); and

(4) a charge for the cost of any additional benefits provided by rider. A daily charge of .002455% (an effective annual rate of .90%) of the net assets of each Division of the Separate Account will be imposed for the Company's assumption of certain mortality and expense risks incurred in connection with the Policies. (See Charges and Deductions--Separate Account Charges.)

The Company may make a charge for any taxes or economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policy. (See Federal Tax Matters.)

The operating expenses of the Separate Account are paid by General American. Investment advisory fees and other operating expenses of the Funds are paid by the Funds and are reflected in the value of the assets of the corresponding Division of the Separate Account. For a description of these charges, see Charges and Deductions--Separate Account Charges.

Currently, there are no transaction charges to cover the administrative costs of processing partial withdrawals or transfers of Cash Value between Divisions of the Separate Account. In contracts with the General Account option, there are no transaction charges to cover the administrative costs of processing transfers of Cash Value between the Separate and General Accounts. However, the Company reserves the right to impose such charges in the future. In addition, transfers and withdrawals are subject to restrictions relative to amount and frequency. (See Payment and Allocation of Premiums--Allocation of Net Premiums and Cash Value, Policy Rights--Surrender and Partial Withdrawals, and The General Account.)

PREMIUMS. An Owner has considerable flexibility concerning the amount and frequency of premium payments. A Policy will not become effective until the Owner has paid an Initial Premium equal to one-twelfth (1/12) of the "Initial Annual Premium" for the Policy. This amount will be different for each Policy. Thereafter, an Owner may, subject to certain restrictions, make premium payments in any amount and at any frequency. The Owner may also determine a planned premium payment schedule. The schedule would provide for a premium payment of a level amount at a fixed interval over a specified period of time. An Owner need not, however, adhere to the planned premium payment schedule. For policies issued as a result of a term conversion from certain General American term policies, the Company requires the Owner to pay an Initial Premium, which combined with conversion credits given, if any, will equal one full "Initial Annual Premium" for the Policy. (See Payment and Allocation of Premiums.)

A Policy will lapse only when the Cash Surrender Value is insufficient to pay the monthly deduction (See Charges and Deductions--Monthly Deduction) and a grace period expires without a sufficient payment by the Owner. (See Payment and Allocation of Premiums--Policy Lapse and Reinstatement.)

DEATH BENEFIT. A death benefit is payable to the named Beneficiary when the Insured under a Policy dies. Three death benefit options are available. Under Death Benefit Option A, the death benefit is the Face Amount of the Policy or, if greater, the applicable percentage of Cash Value. Under Death Benefit Option B, the death benefit is the Face Amount of the Policy plus the Cash Value or, if greater, the applicable percentage of Cash Value. Under the Death Benefit Option C, the death benefit is the Face Amount of the Policy or, if greater, the Cash Value multiplied by the Attained Age factor. So long as the Policy remains in force, the minimum death benefit under any death benefit option will be at least the current Face Amount. The death benefit will be increased by any unpaid dividends determined prior to the Insured's death (see Dividends) and by the amount of the cost of insurance for the portion of the month from the date of death to the end of the month, and reduced by any outstanding Indebtedness. The death benefit will be paid according to settlement options available at the time of death. (See Policy Benefits--Death Benefit.)

The minimum Face Amount at issue is $50,000 under the Company's current rules. Subject to certain restrictions, the Owner may change the Face Amount and the death benefit option. In certain cases evidence of insurability may be required. (See Change in Death Benefit Option and Change In Face Amount and Additional Coverage from Riders.)

Additional insurance benefits offered under the Policy include a waiver of specified premium rider, a waiver of monthly deduction rider, a children's life insurance rider, an additional insured family term rider, a guaranteed option to increase the Face Amount rider, an accidental death benefit rider, a guaranteed survivor purchase option rider, a supplemental coverage term rider, and an increasing benefit rider. (See General Matters--Additional Insurance Benefits.) The cost of these additional insurance benefits will be deducted from the Cash Value as part of the monthly deduction. (See Charges and Deductions--Monthly Deduction.)

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CASH VALUE.  The Cash Value of the policy equal to the total of the
Policy's Cash Value in the Separate Account, the Loan Account (securing Policy Loans), and, in certain contracts, the General Account. A Policy's Cash Value will reflect the amount and frequency of Net Premium payments, the investment performance of any selected Divisions of the Separate Account, any Policy Loans, any partial withdrawals, and the charges imposed in connection with the Policy. (See Policy Benefits--Cash
Value.)  There is no minimum guaranteed Cash Value.

POLICY LOANS. After the first Policy Anniversary, an Owner may borrow against the Cash Value of a Policy. The maximum amount that may be borrowed under a Policy ("the Loan Value") is 90% of the Cash Value of the Policy on the date the loan request is received, less interest to the next Policy Anniversary, less any outstanding Indebtedness, less any surrender charges, and less monthly deductions to the next Policy Anniversary. Loan interest is payable on each Policy Anniversary, and all outstanding Indebtedness will be deducted from proceeds payable at the Insured's death, upon the exercise of a settlement option, or upon surrender.

A Policy Loan will be allocated among the General Account (if available) and the various Divisions of the Separate Account. When a loan is allocated from the Division(s) of the Separate Account, a portion of the Policy's Cash Value in the Division(s) of the Separate Account sufficient to secure the loan will be transferred to the Loan Account as security for the loan. Therefore, a loan may have impact on the Policy's Cash Value even if it is repaid. A Policy Loan may be repaid in whole or in part at any time while the Policy is in force. (See Policy Rights--Loans.) Loans taken from, or secured by, a Policy may have Federal income tax consequences. (See Federal Tax Matters.)

SURRENDER AND PARTIAL WITHDRAWALS. At any time that a Policy is in force, an Owner may elect to surrender the Policy and receive its Cash Surrender Value plus the value of any unpaid dividends determined prior to the surrender. After the first year, an Owner may also request a partial withdrawal of the Cash Surrender Value. When the death benefit is not based on an applicable percentage of the Cash Value, a partial withdrawal reduces the death benefit payable under the Policy by an amount equal to the reduction in the Policy's Cash Value. A surrender or a partial withdrawal may have Federal income tax consequences. (See Federal Tax Matters.)

RIGHT TO EXAMINE POLICY. The Owner has a limited right to return a Policy for cancellation within 20 days after receiving it (30 days if the Owner is a resident of California and is age 60 or older), within 45 days after the application is signed, or within 10 days after the Company mails a notice of this cancellation right, whichever is latest. If a Policy is canceled within this time period, a refund will be paid which will equal all premiums paid under the Policy, except in Kansas. The Owner also has a similar right to cancel a requested increase in Face Amount. Upon cancellation of an increase, the additional charges deducted in connection with the increase will be added to the Cash Value. (See Policy Rights--Right to Examine Policy.)

ILLUSTRATIONS OF DEATH BENEFITS AND CASH SURRENDER VALUES.
Illustrations on pages A-2 to A-19 in Appendix A show how death benefits and Cash Surrender Values may vary based on certain rate of return assumptions and how these benefits compare with amounts which would accumulate if premiums were invested to earn interest at 5% compounded annually. If a Policy is surrendered in the early Policy Years, the Cash Surrender Value payable will be low as compared to premiums accumulated at interest, and consequently the insurance protection provided prior to surrender will be costly. You may make a written request for a projection of illustrated future Cash Values and death benefits for a nominal fee not to exceed $25.00.

TAX CONSEQUENCES OF THE POLICY. If a Policy is issued on the basis of a standard premium class or on a guaranteed or simplified issue basis, while limited guidance exists, the Company believes that the Policy should qualify as a life insurance contract for Federal income tax purposes. However, if a Policy is issued on a substandard basis, it is unclear whether or not such a Policy would qualify as a life insurance contract for Federal income tax purposes. Assuming that the Policy qualifies as a life insurance contract for Federal income tax purposes, the Company believes the Cash Value of the Policy should be subject to the same Federal income tax treatment as the Cash Value of a conventional fixed-benefit contract. If so, the Owner is not considered to be in constructive receipt of the Cash Value under the Policy until there is a distribution. A change of Owners, a surrender, a partial withdrawal, a lapse with outstanding Indebtedness, or an exchange may have tax consequences, such as making the Policy a modified endowment contract, depending on the particular circumstances. (See Federal Tax Matters.)

A Policy may be treated as a "modified endowment contract" depending upon the amount of premiums paid in relation to the death benefit. If the Policy is a modified endowment contract, then all pre-death distributions, including Policy Loans and due but

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

unpaid loan interest, will be treated first as a distribution of taxable income and then as a return of basis or investment in the contract. In addition, prior to age 59 1/2 taxable income from such distributions generally will be subject to a 10% additional tax. A prospective Owner should contact a competent tax advisor before purchasing a Policy to determine the circumstances under which the Policy would be a modified endowment contract, and before paying any additional premiums or making any other change to, including an exchange of, a Policy to determine whether such premium or change would cause the Policy (or the new Policy in the case of an exchange) to be treated as a modified endowment contract.

If the Policy is not a modified endowment contract, distributions generally will be treated first as a return of basis or investment in the contract and then as disbursing taxable income. Moreover, loans will not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a modified endowment contract are subject to the 10.0% additional tax. (See Federal Tax Matters.)

DIVIDENDS. While a Policy is in force, it may share in the divisible surplus of the Company. Each year the Company will determine the share of divisible surplus accruing to a Policy and will distribute the surplus as a dividend. The Company is not obligated to pay dividends on the Policies. (See Dividends.)

This Prospectus describes only those aspects of the Policies that relate to the Separate Account, except where General Account matters are specifically mentioned. For a brief summary of the aspects of the Policies relating to the General Account, see The General Account.

                THE COMPANY AND THE SEPARATE ACCOUNT

                            THE COMPANY


General American Life Insurance Company ("General American" or "the Company") was originally incorporated as a stock company in 1933. In 1936, General American initiated a program to convert to a mutual life insurance company. In 1997, General American's policyholders approved a reorganization of the Company into a mutual holding company structure under which General American became a stock company wholly owned by GenAmerica Corporation, an intermediate stock holding company.

On January 6, 2000 The Metropolitan Life Insurance Company of New York ("MetLife") acquired GenAmerica Corporation. As a result of that transaction, General American became an indirect, wholly-owned subsidiary of MetLife.

Headquartered in New York City since 1868, MetLife is a leading provider of insurance and financial services to a broad spectrum of individual and group customers. The company, with approximately $357.7 billion worth of assets under management as of December 31, 1998, provides individual insurance and investment products to approximately 9 million households in the United States. MetLife also serves over 33 million people by providing group insurance and investment products to corporations and other institutions.

General American is principally engaged in writing individual and group life insurance policies and annuity contracts. As of December 31, 1998, it had consolidated assets of approximately $29 billion. It is admitted to do business in 49 states, the District of Columbia, Puerto Rico, and in ten Canadian provinces. The principal offices of General American are located at 700 Market Street, St. Louis, Missouri 63101. The mailing address of General American's service center ("the Home Office") is P.O. Box 14490, St. Louis, Missouri 63178.


                        THE SEPARATE ACCOUNT

General American Life Insurance Company Separate Account Eleven ("the Separate Account") was established by General American as a separate investment account on January 24, 1985 under Missouri law. The Separate Account will receive and invest the Net Premiums paid under this Policy and allocated to it. In addition, the Separate Account currently receives and invests Net Premiums for other classes of flexible premium variable life insurance policies and might do so for additional classes in the future.

The Separate Account has been registered with the SEC as a unit investment trust under the Investment Company Act of 1940 ("the 1940 Act") and meets the definition of a "separate account" under Federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or General American by the SEC.


The Separate Account is divided into Divisions. Divisions invest in corresponding Funds from various open-end, diversified management investment companies. Income and both realized and unrealized gains or losses from the assets of each Division of the Separate Account are credited to or charged against that Division without regard to income, gains, or losses from any other Division of the Separate

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Account or arising out of any other business General American may conduct.


Although the assets of the Separate Account are the property of General American, the assets in the Separate Account equal to the reserves and other liabilities of the Separate Account are not chargeable with liabilities arising out of any other business which General American may conduct. The assets of the Separate Account are available to cover the general liabilities of General American only to the extent that the Separate Account's assets exceed its liabilities arising under the Policies. From time to time, the Company may transfer to its General Account any assets of the Separate Account that exceed the reserves and the Policy liabilities of the Separate Account (which will always be at least equal to the aggregate Policy value allocated to the Separate Account under the Policies). Before making any such transfers, General American will consider any possible adverse impact the transfer may have on the Separate Account.

                  GENERAL AMERICAN CAPITAL COMPANY

General American Capital Company ("the Capital Company") is an open-end, diversified management investment company which was incorporated in Maryland on November 15, 1985, and commenced operations on October 1, 1987. Only the Capital Company Funds described in this section of the Prospectus are currently available as investment choices for this Policy even though additional Funds may be described in the prospectus for Capital Company. Shares of Capital Company are currently offered to separate accounts established by General American Life Insurance Company and affiliates. The Capital Company's investment advisor is Conning Asset Management Company ("the Advisor"), an indirect majority-owned subsidiary of General American. The Advisor selects investments for the Funds.

The investment objectives and policies of each Fund are summarized below:

     S & P 500 INDEX FUND: The investment objective of this Fund is to provide investment results that parallel the price and yield performance of publicly-traded common stocks in the aggregate. The Fund uses the Standard & Poor's 500 Composite Stock Price Index ("the S&P Index") as its standard for performance comparison. The Fund attempts to duplicate the performance of the S&P Index and includes dividend income as a component of the Fund's total return.

     MONEY MARKET FUND: The investment objective of this Fund is to provide the highest level of current income which is consistent with the preservation of capital and maintenance of liquidity. The Fund invests primarily in high-quality, short-term money market instruments.

     BOND INDEX FUND: The investment objective of this Fund is to provide a rate of return that reflects the performance of the publicly-traded bond market as a whole. The Fund uses the Lehman Brothers Government/ Corporate Bond Index as its standard for performance comparison.

     Effective October 1, 1992, a change in the objectives and investment policies took place relative to what was previously offered as the Intermediate Bond Fund. That change was approved by the shareholders of the Fund at the General American Capital Company annual shareholder meeting on July 22, 1992. All historical financial information contained within this Prospectus and in the accompanying financial statements relating to the Intermediate Bond Fund report on its operations under its objectives. The successor to the Intermediate Bond Fund is the Bond Index Fund.

     Because the investment objectives of the Bond Index Fund differ from those of the Intermediate Bond Fund, the historical financial data of the Intermediate Bond Fund should not be viewed as historical financial data of the Bond Index Fund.

     MANAGED EQUITY FUND: The investment objective of this Fund is long-term growth of capital, obtained by investing primarily in common stocks. Securing moderate current income is a secondary objective.

     ASSET ALLOCATION FUND: The investment objective of this Fund is a high rate of long-term total return, composed of capital growth and income payments. Preservation of capital is the secondary objective and chief limit on investment risk. The Fund will invest only in those types of securities that the other Capital Company Funds may invest in. The Asset Allocation Fund may be invested in common stocks, in bonds, in money market instruments, or in a combination thereof consistent with guidelines established from time to time by Capital Company's Board of Directors.

     INTERNATIONAL INDEX FUND: The investment objective of this Fund is to obtain investment results that parallel the price and yield

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     performance of publicly-traded common stocks included in the Morgan
     Stanley Capital International ("MSCI") Europe, Australia and Far East Index ("EAFE").

     MID-CAP EQUITY FUND: The investment objective of this Fund is capital appreciation. It pursues this objective by investing primarily in common stocks of United States-based, publicly traded companies with medium market capitalizations falling within the capitalization range of the S&P Mid-Cap 400 at the time of the Fund's investment.

     SMALL-CAP EQUITY FUND: The investment objective of this fund is to provide a rate of return that corresponds to the performance of the common stock of small companies, while incurring a level of risk that is generally equal to the risks associated with small company common stock. The Fund attempts to duplicate the performance of the smallest 20% of companies, based on capitalization size, that are based in the United States and listed on the New York Stock Exchange ("NYSE").

                      RUSSELL INSURANCE FUNDS

Russell Insurance Funds ("RIF") is organized as a Massachusetts business trust under a Master Trust Agreement dated July 11, 1996. RIF is authorized to issue an unlimited number of shares evidencing beneficial interests in different investment Funds, which interests may be offered in one or more classes. RIF is a diversified open end management investment company, commonly known as a "mutual fund." Frank Russell Company, which is a consultant to RIF, has been primarily engaged since 1969 in providing asset management consulting services to large corporate employee benefit funds. Major components of its consulting services are: (i) quantitative and qualitative research and evaluation aimed at identifying the most appropriate investment management firms to invest large pools of assets in accord with specific investment objectives and styles; and (ii) the development of strategies for investing assets using "multi-style, multi-manager diversification." This is a method for investing large pools of assets by dividing the assets into segments to be invested using different investment styles, and selecting money managers for each segment based upon their expertise in that style of investment. General management of RIF is provided by Frank Russell Investment Management Company, a wholly-owned subsidiary of Frank Russell Company, which furnishes officers and staff required to manage and administer RIF on a day-to-day basis.

The investment objectives and policies of each Fund are summarized below:

     MULTI-STYLE EQUITY FUND: The investment objective of this Fund is to provide income and capital growth by investing principally in equity securities.

     AGGRESSIVE EQUITY FUND: This Fund seeks to provide capital appreciation by assuming a higher level of volatility than is ordinarily expected from the Multi-Style Equity Fund while still investing in equity securities.

     NON-U.S. FUND: This Fund's objective is to provide favorable total return and additional diversification for U.S. investors by investing primarily in equity and fixed-income securities of non-U.S. companies, and securities issued by non-U.S. governments.

     CORE BOND FUND: This Fund's objective is to maximize total return, through capital appreciation and income, by assuming a level of volatility consistent with the broad fixed-income market. The Fund invests in fixed-income securities.

                AMERICAN CENTURY VARIABLE PORTFOLIOS

American Century Variable Portfolios, Inc., a part of American Century Investments, was organized as a Maryland corporation on June 4, 1987. It is a diversified, open-end management investment company. Its business and affairs are managed by its officers under the Direction of its Board of Directors. American Century Investment Management, Inc. serves as the investment manager of the fund.

The investment objective and policies of the Funds are summarized below:

     INCOME & GROWTH FUND: The investment objective of this Fund is to attain long-term growth of capital as well as current income. The Fund pursues a total return and dividend yield that exceed those of the S&P 500 by investing in stocks of companies with strong dividend growth potential. Dividends are paid monthly.

     INTERNATIONAL FUND: This Fund seeks capital growth over time by investing in common stocks of foreign companies considered to have better-than-average prospects for appreciation. Because the Fund invests in foreign securities, a higher degree of short-term price volatility, or risk, is expected due to factors such as currency fluctuation and political instability.

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     VALUE FUND: This Fund is a core equity fund that seeks long-term capital growth. Income is a secondary objective. To pursue its objectives, the fund invests primarily in equity securities of well-established companies that are believed by management to be undervalued at the time of purchase. Please note that this is an equity investment and, by nature, may fluctuate in value.

                    J.P. MORGAN SERIES TRUST II

J.P. Morgan Series Trust II is an open-end diversified management investment company organized as a Delaware Business Trust. The Trust's investment adviser is J.P. Morgan Investment Management, Inc., a registered investment adviser and a wholly owned subsidiary of J.P. Morgan & Co., Incorporated, a bank holding company organized under the laws of Delaware.

The investment objective and policies of the Funds are summarized below:

     BOND PORTFOLIO: This Fund seeks to provide a high total return consistent with moderate risk of capital and maintenance of liquidity. The Fund is designed for investors who seek a total return over time that is higher than that generally available from a portfolio of short-term obligations while acknowledging the greater price fluctuation of longer-term instruments.

     SMALL COMPANY PORTFOLIO: The investment objective of this Fund is to provide high total return from a portfolio of equity securities of small companies. The Fund invests at least 65% of the value of its total assets in the common stock of small U.S. Companies primarily with market capitalizations less than $1 billion. The Fund is designed for investors who are willing to assume the somewhat higher risk of investing in small companies in order to seek a higher return over time than might be expected from a portfolio of stocks of large companies.


             FIDELITY VARIABLE INSURANCE PRODUCTS FUND

Fidelity Variable Insurance Products Fund ("VIP") is an open-end, diversified management investment company organized as a Massachusetts business trust on November 13, 1981. Only the Funds described in this section of the Prospectus are currently available as investment choices for this Policy even though additional Funds may be described in the prospectus for VIP. VIP shares are purchased by insurance companies to fund benefits under variable insurance and annuity policies. Fidelity Management & Research Company ("FMR") of Boston, Massachusetts, is the Fund's Manager.


The investment objective and policies of each Fund are summarized below:

     HIGH INCOME PORTFOLIO: The investment objective of this Fund is to seek a high level of current income by investing primarily in high-yielding, lower-rated, fixed-income securities, while also considering growth of capital. Lower-rated securities, commonly referred to as "junk bonds", involve greater risk of default or price change than securities assigned a higher quality rating.

     EQUITY-INCOME PORTFOLIO: The investment objective of this Fund is to seek reasonable income by investing primarily in income-producing equity securities. In choosing these securities, FMR also will consider the potential for capital appreciation. The Fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's 500 Composite Stock Price Index.

     GROWTH PORTFOLIO: The investment objective of this Fund is to seek capital appreciation. The Fund normally purchases common stocks, although its investments are not restricted to any one type of security. Capital appreciation may also be found in other types of securities, including bonds and preferred stocks.

     OVERSEAS PORTFOLIO: The investment objective of this Fund is to seek long-term growth of capital primarily through investments in foreign securities. The Overseas Portfolio provides a means for investors to diversify their own portfolios by participating in companies and economies outside of the United States.


            FIDELITY VARIABLE INSURANCE PRODUCTS FUND II

Fidelity Variable Insurance Products Fund II ("VIP II") is an open-end, diversified management investment company organized as a Massachusetts business trust on March 21, 1988. Only the Fund described in this section of the Prospectus is currently available as an investment choice for this Policy even though additional Funds may be described in the prospectus for VIP II. VIP II shares are purchased by insurance companies to fund benefits under variable insurance and annuity policies. FMR is the Fund's manager.

The investment objective and policies of the Fund are summarized below:

     ASSET MANAGER PORTFOLIO: The investment objective of this Fund is to seek a high total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds, and short-term fixed income instruments.


           FIDELITY VARIABLE INSURANCE PRODUCTS FUND III

Fidelity Variable Insurance Products Fund III ("VIP III") is an open-end, diversified management investment company organized as a Massachusetts business trust. Only the Fund described in this section of the Prospectus is currently available as an investment choice for this Policy even though additional Funds may be described in the prospectus for VIP III. VIP III shares are purchased by insurance companies to fund benefits under variable insurance and annuity policies. FMR is the Fund's manager.

The investment objective and policies of the Fund are summarized below:

     MID CAP EQUITY FUND: This Fund seeks long-term capital growth by investing primarily in common stocks, with at least 65% of total assets in securities of companies with medium market capitalizations, similar to those in the S&P MidCap 400. The fund may potentially invest in domestic and foreign companies with smaller or larger market capitalizations, investing in either "growth" or "value" stocks or both. The fund selects investments by using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions.


                 VAN ECK WORLDWIDE INSURANCE TRUST

Van Eck Worldwide Insurance Trust ("Van Eck") is an open-end management investment company organized as a Massachusetts business trust on January 7, 1987. Only the Funds described in this section of the Prospectus are currently available as investment choices for this Policy even though additional Funds may be described in the prospectus for Van Eck. Shares of Van Eck are offered only to separate accounts of various insurance companies to support benefits of variable insurance and annuity policies. The assets of Van Eck are managed by Van Eck Global Corporation of New York, New York.

The investment objectives and policies of the Funds are summarized below:

     WORLDWIDE HARD ASSETS FUND: The investment objective of the Fund is to seek long-term capital appreciation by investing in equity and debt securities of companies engaged in the exploration, development, production, and distribution of one or more of the following: (i) precious metals, (ii) ferrous and non-ferrous metals, (iii) oil and gas,
     (iv) forest products, (v) real estate, and (vi) other basic non-agricultural commodities (together "Hard Assets"). Current income is not an objective.

     WORLDWIDE EMERGING MARKETS FUND: The investment objective of this Fund is to obtain long-term capital appreciation by investing in equity securities in emerging markets around the world. The Fund emphasizes primarily investment in countries that, compared to the world's major economies, exhibit relatively low gross national product per capita, as well as the potential for rapid economic growth.


                    SEI INSURANCE PRODUCTS TRUST

SEI Investments is a publicly-traded, diversified financial services firm dedicated to helping investors more effectively manage their financial assets. SEI Investments was incorporated in Pennsylvania in 1968 under the original name of Simulated Environments, Inc. SEI Investments Management Corporation (SIMC), SEI Investments Distribution Company (SIDCO), and SEI Trust Company are the principal wholly-owned subsidiaries of SEI Investments. SIMC is an investment advisor registered with the Securities and Exchange Commission (SEC) under the Investment Advisers Act of 1940. SIDCO is a broker-dealer registered with the SEC under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. SEI Insurance Products Trust is a mutual fund family that offers shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies and are designed exclusively as funding vehicles for variable life insurance and variable annuity contracts. SEI Investments Management Corporation is the Investment Adviser to SEI Insurance Products Trust.

The investment objectives and policies of the Funds are summarized below.

     LARGE CAP VALUE FUND: This Fund invests primarily in common stocks of U.S. Companies with market capitalizations of more than $1 billion. The Fund uses a multi-manager approach, relying on Sub-Advisers to manage the Fund's portfolio under the general supervision of SIMC. Each Sub-Adviser, in managing its portions of the Funds' assets, selects stocks it believes are undervalued in light of such fundamental characteristics as earnings, book value or return on equity.
     The Fund's portfolio is diversified as to issuers and industries.

     LARGE CAP GROWTH FUND: This Fund invests primarily in common stocks of U.S. companies with market capitalizations of more than $1 billion. The Fund uses a multi-manager approach, relying on Sub-Advisers to manage the Fund's portfolio under the general supervision of SIMC. Each Sub-Adviser, in managing its portion of the Fund's assets, selects stocks it believes have significant growth potential in light of such characteristics as revenue and earnings growth and positive earnings surprises. The Fund's portfolio is diversified as to issuers and industries.

     SMALL CAP VALUE FUND: This Fund invests primarily in common stocks of U.S. Companies with market capitalizations of less than $2 billion. The Fund uses a multi-manager approach, relying on Sub-Advisers to manage the Fund's portfolio under the general supervision of SIMC. Each Sub-Adviser, in managing its portions of the Funds' assets, selects stocks it believes are undervalued in light of such fundamental characteristics as earnings, book value or return on equity. The Fund's portfolio is diversified as to issuers and industries.

     SMALL CAP GROWTH FUND: This Fund invests primarily in common stocks of U.S. companies with market capitalizations of less than $2 billion. The Fund uses a multi-manager approach, relying on Sub-Advisers to manage the Fund's portfolio under the general supervision of SIMC. Each Sub-Adviser, in managing its portion of the Fund's assets, selects stocks it believes have significant growth potential in light of such characteristics as revenue and earnings growth and positive earnings surprises. The Fund's portfolio is diversified as to issuers and industries.

     INTERNATIONAL EQUITY FUND: This Fund invests primarily in common stocks and other equity securities of foreign companies. The Fund uses a multi-manager approach, relying on Sub-Advisers to manage the Fund's portfolio under the general supervision of SIMC. The Fund's portfolio is diversified as to issuers, markets capitalization, industry and country. The Fund primarily invests in companies located in developed countries, but may also invest in companies located in emerging markets.

     EMERGING MARKETS EQUITY FUND: This Fund invests primarily in common stocks and other equity securities of foreign companies located in emerging markets countries. The fund uses a multi-manager approach, relying on Sub-Advisers to manage the Fund's portfolio under the general supervision of SIMC. The Fund is diversified as to issuers, market capitalization, industry and country.

     CORE FIXED INCOME FUND: This Fund invests primarily in investment grade U.S. corporate and government fixed income securities, including mortgage-backed securities. The Fund uses a multi-manager approach, relying on Sub-Advisers to manage the Fund's portfolio under the general supervision of SIMC. Sub-Advisers are selected for their expertise in managing various kinds of fixed income securities, and each Sub-Adviser makes investment decisions based on an analysis of yield trends, credit ratings and other factors in accordance with its particular discipline. While each Sub-Adviser chooses securities of different types and maturities, the Fund in the aggregate generally will have a dollar-weighted average duration that is consistent with that of the broad U.S. fixed income market.

     HIGH YIELD BOND FUND: This Fund invests primarily in fixed income securities rated below investment grade ("junk bonds"), including corporate bonds and debentures, convertible and preferred securities, and zero coupon obligations. The Sub-Adviser chooses securities that offer a high current yield as well as total return potential. The Fund's securities are diversified as to issuers and industries. The Fund's average weighted maturity may vary, and will generally not exceed ten years. There is no limit on the maturity or on the credit quality of any security.

     INTERNATIONAL FIXED INCOME FUND: This Fund invests primarily in foreign government, corporate, and mortgage-backed securities. In selecting investments for the Fund, the Sub-Adviser chooses investment grade securities issued by corporations and governments located in various developed foreign countries, looking for opportunities for capital appreciation and gain, as well as current income. There are no restrictions on the Fund's average portfolio maturity or on the maturity of any specific security.

     EMERGING MARKETS DEBT FUND: This Fund invests primarily in U.S. dollar denominated debt securities of government, government-related and corporate issuers in emerging markets countries, as well as entities organized to restructure the outstanding debt of such issuers. The Sub-Advisor will spread the Fund's holdings across a number of countries and industries to limit its exposure to a single emerging market economy. There are no restrictions on the Fund's average portfolio maturity, or on the maturity of any specific security. There is no minimum rating standard for the Fund's securities, and the Fund's securities will generally be in the lower or lowest rating categories.

                      METROPOLITAN SERIES FUND

The Metropolitan Series Fund, Inc. is a "series" type of mutual fund, which is registered as an open-end management investment company under the 1940 Act. The fund is divided into Portfolios, each of which represents a different class of stock in which a corresponding investment division of Separate Account UL invests. Separate Account UL was established under New York law on December 13, 1988. It is registered as a unit investment trust under the Investment Company Act of 1940.

The investment objectives and policies of the Funds available under your Policy are summarized below:

     JANUS MID CAP PORTFOLIO: The Portfolio seeks long-term growth of capital. It normally invests at least 65% of its total assets in common stocks of medium capitalization companies selected for their growth potential. The portfolio manager defines medium capitalization ("mid-cap") companies as those whose market capitalization falls within the range of companies included in the S&P MidCap 400 Index at the time of the purchase. The Portfolio is non-diversified, so that it can own larger positions in a smaller number of issuers. This means that appreciation or depreciation of a single investment can have a greater impact on the Portfolio's share price. The portfolio manager generally takes a "bottom up" approach to building the Portfolio by identifying the companies with earnings growth potential that may not be recognized by the market at large, without regard to any industry sector or other similar selection procedure.

     T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO: This Portfolio seeks long-term growth of capital, with dividend income as a secondary goal. It normally invests at least 65% of its total assets in a
     diversified group of large capitalization growth companies.   The
     portfolio managers define large capitalization ("large-cap") companies as those whose market capitalization falls within the range of the largest 300 companies included in the Russell 3000 Index at the time of the purchase. The Portfolio generally looks for companies with above-average growth in earnings and cash flow; the ability to sustain earnings momentum even during economic slowdowns by operating in industries or service sectors where earnings and dividends can outpace inflation and the overall economy; or that have a lucrative niche in the economy where profit margins widen due to economic factors (rather than one-time events such as lower taxes). The Portfolio expects to invest in common stocks of companies that normally (but not always) pay dividends that are generally expected to rise in future years as earnings rise.

     T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO: The investment objective of this Portfolio is long-term capital growth. The Portfolio normally invests at least 65% of its total assets in a diversified group of small capitalization companies. The portfolio manager defines small capitalization ("small cap") companies as those whose market capitalization falls within the range of companies included in the bottom 10% of the S&P 500 Index at the time of the purchase. The Portfolio expects to invest primarily in common stocks and convertible securities of companies in the development stage of their corporate life cycle with potential to achieve long-term earnings growth faster than the overall market.

                      NEW ENGLAND ZENITH FUND

New England Zenith Fund is an open-end diversified management investment company, more commonly known as a mutual fund, consisting of multiple investment portfolios, known as the Series. New England Investment Management, Inc. (NEIM) was organized in 1994 by New England Financial to serve as the investment adviser to the Series.

The investment objectives and policies of the Fund available under your Policy are summarized below:

     ALGER EQUITY GROWTH SERIES: Alger invests Equity Growth's assets primarily in growth stocks. Alger will ordinarily invest at least 65% of Equity Growth's total assets in equity securities of issues with market capitalization of $1 billion or greater. Alger seeks out and invests primarily in companies that are traded on domestic stock exchanges or in the domestic over-the-counter market. The companies Alger chooses for the portfolio of the Series may still be in the development stage. They may be older companies that appear to be entering a new stage of growth progress due to factors like management changes or development of new technologies, products or markets, or may be companies providing products or services with a high unit volume growth rate. Alger focuses on fundamental characteristics of individual companies and does not allocate assets based on specific industry sectors.

THERE IS NO ASSURANCE THAT ANY OF THE FUNDS WILL ACHIEVE ITS STATED OBJECTIVE. It is conceivable that in the future it may be disadvantageous for Funds to offer shares to separate accounts of various insurance companies to serve as the investment medium for their variable products or for both variable life and annuity separate accounts to invest simultaneously in Capital Company. The Board of Trustees of each Fund is required to monitor events to identify any material irreconcilable conflicts that may possibly arise, and to determine what action, if any, should be taken in response to those events or conflicts. A more detailed description of the Funds, their investment policies, restrictions, risks, and charges is in each Fund's prospectus, which must accompany or precede this Prospectus and which should be read carefully.


         ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS

The Company reserves the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares that are held by the Separate Account or that the Separate Account may purchase. The Company reserves the right to eliminate the shares of any of the Funds and to substitute shares of another Fund currently available under the Policy, or of another registered open-end investment company, if the shares of a Fund are no longer available for investment, or if in its judgment further investment in any Fund becomes inappropriate in view of the purposes of the Separate Account. The Company will not substitute any shares attributable to an Owner's interest in a Division of the Separate Account without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. Nothing contained in this Prospectus shall prevent the Separate Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by Owners.

The Company also reserves the right to establish additional Divisions of the Separate Account, each of which would invest in a new Fund with a specified investment objective. New Divisions may be established when, in the sole discretion of the Company, marketing needs or investment conditions warrant. Any new Division will be made available to existing Owners on a basis to be determined by the Company. To the extent approved by the SEC, the Company may also eliminate or combine one or more Divisions, substitute one Division for another Division, or transfer assets between Divisions if, in its sole discretion, marketing, tax, or investment conditions warrant.

In the event of a substitution or change, the Company may, if it considers it necessary, make such changes in the Policy by appropriate endorsement, and offer conversion options required by law, if any. The Company will notify all Owners of any such changes.

If deemed by the Company to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be: (a) operated as a management company under the 1940 Act; (b) de-registered under that Act in the event such registration is no longer required; or
(c) combined with other separate accounts of the Company. To the extent permitted by applicable law, the Company may also transfer the assets of the Separate Account associated with the Policy to another separate account.

                          POLICY BENEFITS

                           DEATH BENEFIT

As long as the Policy remains in force (See Payment and Allocation of Premiums--Policy Lapse and Reinstatement), the Company will, upon receipt of proof of the Insured's death at its Home Office, pay the death benefit in a lump sum. The amount of the death benefit payable will be determined at the end of the Valuation Period during which the Insured's death occurred. The death benefit will be paid to the surviving Beneficiary or Beneficiaries specified in the application or as subsequently changed.

The Policy provides three death benefit options: "Death Benefit Option A", "Death Benefit Option B", and "Death Benefit Option C". The death benefit under all options will never be less than the current Face Amount of the Policy as long as the Policy remains in force. (See Payment and Allocation of Premiums--Policy Lapse and Reinstatement.) The minimum Face Amount currently is $50,000.

DEATH BENEFIT OPTION A. Under Death Benefit Option A, the death benefit is the current Face Amount of the Policy or, if greater, the applicable percentage of Cash Value on the date of death. The applicable percentage is 250% for an Insured Attained Age 40 or below on the Policy Anniversary prior to the date of death. For Insureds with an Attained Age over 40 on that Policy Anniversary, the percentage is lower and declines with age as shown in the Applicable Percentage of Cash Value Table shown below. Accordingly, under Death Benefit Option A, the death benefit will remain level at the Face Amount unless the Applicable Percentage of Cash Value exceeds the current Face Amount, in which case the amount of the death benefit will vary as the Cash Value varies. (See Illustrations of Death Benefits and Cash Values, Appendix A.)

DEATH BENEFIT OPTION B. Under Death Benefit Option B, the death benefit is equal to the current Face Amount plus the Cash Value of the Policy on the date of death or, if greater, the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Death Benefit Option A: 250% for an Insured Attained Age 40 or below on the Policy Anniversary prior to the date of death, and for Insureds with an Attained Age over 40 on that Policy Anniversary the percentage declines as shown in the Applicable Percentage of Cash Value Table shown below. Accordingly, under Death Benefit Option B, the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount). (See Illustrations of Death Benefits and Cash Values, Appendix A.)

            APPLICABLE PERCENTAGE OF CASH VALUE TABLE<F*>
-------------------------------------------------------------------------
                  INSURED AGE       PERCENTAGE OF CASH VALUE
-------------------------------------------------------------------------
                     0 to 40                  250%
-------------------------------------------------------------------------
                       45                     215%
-------------------------------------------------------------------------
                       50                     185%
-------------------------------------------------------------------------
                       55                     150%
-------------------------------------------------------------------------
                       60                     130%
-------------------------------------------------------------------------
                       65                     120%
-------------------------------------------------------------------------
                       70                     115%
-------------------------------------------------------------------------
                     75-90                    105%
-------------------------------------------------------------------------
                  94 and older                101%
-------------------------------------------------------------------------

<F*>For ages that are not shown on the table, the applicable percentage multiples will decrease by a ratable portion for each full year.

DEATH BENEFIT OPTION C. Under Death Benefit Option C, the death benefit is equal to the current Face Amount of the Policy or, if greater, the Cash Value on the date of death multiplied by the "Attained Age factor" (a list of sample Attained Age factors is shown in the Sample Attained Age Factor Table below). Accordingly, under Death Benefit Option C, the death benefit will remain level at the Face Amount unless the Cash Value multiplied by the Attained Age factor exceeds the current Face Amount, in which case the amount of the death benefit will vary as the Cash Value varies. (See Illustrations of Death Benefits and Cash Values, Appendix A.)

               DEATH BENEFIT OPTION C SAMPLE ATTAINED AGE FACTOR TABLE<F*>
--------------------------------------------------------------------------------------------------
 INSURED                MALE                MALE         FEMALE LIVES FACTOR  FEMALE LIVES FACTOR
ATTAINED            LIVES FACTOR        LIVES FACTOR           NONSMOKER            SMOKER
  AGE                 NONSMOKER            SMOKER
--------------------------------------------------------------------------------------------------
  20                  7.04625              5.70592              8.03974             7.06035
--------------------------------------------------------------------------------------------------
  25                  6.05114              4.92067              6.81914             5.98942
--------------------------------------------------------------------------------------------------
  30                  5.14023              4.19324              5.77002             5.07111
--------------------------------------------------------------------------------------------------
  35                  4.34146              3.55672              4.87119             4.29400
--------------------------------------------------------------------------------------------------
  40                  3.66645              3.02488              4.11828             3.64676
--------------------------------------------------------------------------------------------------
  45                  3.10793              2.59310              3.49830             3.12711
--------------------------------------------------------------------------------------------------
  50                  2.64629              2.24502              2.98426             2.70185
--------------------------------------------------------------------------------------------------
  55                  2.26818              1.96426              2.55836             2.34994
--------------------------------------------------------------------------------------------------
  60                  1.96389              1.74181              2.20532             2.05662
--------------------------------------------------------------------------------------------------
  65                  1.72123              1.56496              1.91023             1.80744
--------------------------------------------------------------------------------------------------
  70                  1.53188              1.42835              1.67283             1.60606
--------------------------------------------------------------------------------------------------
  75                  1.38673              1.32212              1.48109             1.44005
--------------------------------------------------------------------------------------------------
  80                  1.28057              1.24518              1.33746             1.31577
--------------------------------------------------------------------------------------------------
  85                  1.20158              1.18661              1.23110             1.22199
--------------------------------------------------------------------------------------------------
  90                  1.14546              1.14189              1.15634             1.15435
--------------------------------------------------------------------------------------------------
  95                  1.08918              1.08918              1.09058             1.09058
--------------------------------------------------------------------------------------------------

<F*>In the first year, the factor may be slightly higher and may vary by risk class.

CHANGE IN DEATH BENEFIT OPTION. After the first Policy Anniversary, if the Policy was issued with either Death Benefit Option A or Death Benefit Option B, the death benefit option may be changed. The option may be changed once each Policy Year, and a request for change must be made to the Company in writing. The effective date of such a change will be the Monthly Anniversary on or following the date the Company receives the change request. A change in death benefit option may have Federal income tax consequences. (See Federal Tax Matters).

A Death Benefit Option A Policy may change its death benefit option to Death Benefit Option B. The Face Amount will be decreased to equal the death benefit less the Cash Value on the effective date of change. A Death Benefit Option B Policy may change its death benefit option to Death Benefit Option A. The Face Amount will be increased to equal the death benefit on the effective date of change. A Policy issued under Death Benefit Option C may not change to either Death Benefit Option A nor Death Benefit Option B for the entire lifetime of the Policy. Similarly, a Policy issued under either Death Benefit Option A or Death Benefit Option B may not change to Death Benefit Option C for the lifetime of the Policy.

Satisfactory evidence of insurability must be submitted to the Company in connection with a request for a change from Death Benefit Option A to Death Benefit Option B. A change may not be made if it would result in a Face Amount of less than the minimum Face Amount.

A change in death benefit option will not in itself result in an immediate change in the amount of a Policy's death benefit or Cash Value. In addition, if, prior to or accompanying a change in the death benefit option, there has been an increase in the Face Amount, the cost of insurance charge may be different for the increased amount. (See Monthly Deduction--Cost of Insurance.)

CHANGE IN FACE AMOUNT AND ADDITIONAL COVERAGE FROM RIDERS. Subject to certain limitations set forth below, an Owner may increase or decrease the Face Amount of a Policy once each Policy Year, but not before the first Policy Anniversary. A written request is required for a change in the Face Amount. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect an Owner's cost of insurance charge. (See Monthly Deduction--Cost of Insurance.) A change in the Face Amount of a Policy may have Federal income tax consequences, including conversion of the Policy into a modified endowment contract. (See Federal Tax Matters.)

For an increase in the Face Amount, the Company requires that satisfactory evidence of insurability be submitted. An application for an increase must be received by the Company. If approved, the increase will become effective as of the Monthly Anniversary on or following receipt of the application by the Company. In addition, the Insured must have an Attained Age of not greater than 80 on the effective date of the increase. The increase may not be less than $5,000. Although an increase need not be accompanied by an additional premium (unless it is required to meet the next monthly deduction), the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction. To the extent the Cash Surrender Value is not sufficient, an additional premium must be paid. (See Charges and Deductions--Monthly Deduction.) An increase in Face Amount will result in certain additional charges. (See Charges and Deductions--Monthly Deduction.) For the Owner's rights upon an increase in Face Amount, see Policy Rights--Right to Examine Policy. Owners should consult their sales representative before deciding whether to increase coverage by increasing the Face Amount of a Policy.

An Owner also may increase insurance coverage without increasing the Policy's Face Amount by purchasing a lower cost Supplemental Coverage Term Rider ("SCTR") at the time the Policy is issued. A SCTR increases the death benefit under a Policy by the face amount of the rider. In addition, a SCTR may be canceled separately from the Policy (i.e., it can be canceled without causing the Policy to be canceled or to lapse), and no additional Contingent Deferred Sales Charge is assessed in connection with a SCTR. (See Additional Insurance Benefits-- Supplemental Coverage Term Rider.) Owners should consult their sales representative when deciding whether to purchase a SCTR at the time the Policy is issued.

An Owner may increase a Policy's Face Amount (and the coverage under a SCTR, if one was purchased) on a systematic basis by purchasing an Increasing Benefit Rider ("IBR") at the time the Policy is issued. An IBR provides generally for automatic annual increases in Face Amount (and in any SCTR) until the Insured attains age 65. (See Additional Insurance Benefits--Increasing Benefit Rider.)

Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following receipt of the written request by the Company. The amount of the requested decrease must be at least $5,000, and the Face Amount remaining in force after any requested decrease may not be less than the minimum Face Amount. If following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by Federal tax law (See Payment and Allocation of Premiums), the decrease may be limited or Cash Value may be returned to the Owner (at the Owner's election), to the extent necessary to meet these requirements.

Solely for the purpose of maintaining compliance with the maximum premium limitations under the Internal Revenue Code of 1986, as amended ("the Code"), insurance coverage provided by a SCTR will be treated as part of the Face Amount of a Policy. Decreases in Face Amount will be applied in the following order:

(1) to any Face Amount increases resulting from a change from Death Benefit Option B to Death Benefit Option A; then to

(2) any requested increases in Face Amount, starting with the most recent increase, followed by the next most recent increase successively; then to

(3) any automatic increases to the initial Face Amount resulting from the IBR; then to

(4)  the initial Face Amount.

This order of reduction will be used to determine the amount of subsequent cost of insurance charges (See Monthly Deduction--Cost of Insurance), and whether and in what amount a surrender charge will be deducted. If the decrease in Face Amount is made against a Policy that was subject to a surrender charge and which has been in force for less than fifteen Policy Years, then a surrender charge will be assessed against all Divisions and the General Account proportionately. (See Charges and Deductions--Contingent Deferred Sales Charge.)

Owners may reduce or cancel coverage under a SCTR separately from the Face Amount of a Policy. Likewise, the Face Amount of a Policy may be decreased without reducing the coverage of any SCTR. In the event, however, that an Owner who has a SCTR requests a reduction in coverage without specifying whether the SCTR coverage or the Face Amount should be reduced, the SCTR coverage will be reduced first followed by the Face Amount (in the order shown above for Face Amount reductions) as follows:

(1)  any automatic increases to the SCTR resulting from an IBR; then to

(2)  any SCTR coverage.

Because no CDSC is assessed in connection with a reduction of coverage under a SCTR, such a reduction may be less expensive than a decrease in Face Amount if that increment of Face Amount would be subject to a CDSC. On the other hand, continuing

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coverage on such an increment of Face Amount may have a cost of insurance that is higher than the same amount of coverage under the SCTR. Owners should consult their sales representative before deciding whether to reduce Face Amount or SCTR coverage under a Policy.

PAYMENT OF THE DEATH BENEFIT. The death benefit under the Policy will ordinarily be paid in a lump sum within seven days after the Company receives all documentation required for such a payment. Payment may, however, be postponed in certain circumstances. (See General Matters-- Postponement of Payments from the Separate Account.) The death benefit will be increased by any unpaid dividends determined prior to the Insured's death, and by the amount of the monthly cost of insurance for the portion of the month from the date of death to the end of the month, and reduced by any outstanding Indebtedness. (See General Matters-- Additional Insurance Benefits, Dividends, and Charges and Deductions.) The Company will pay interest on the death benefit from the date of the Insured's death to the date of payment. Interest will be at an annual rate determined by the Company, but will never be less than the guaranteed rate of 4.0%. Provisions for settlement of the death benefit other than a lump sum payment may only be made upon written agreement with the Company.

                             CASH VALUE

The Cash Value of the Policy is equal to the total of the amounts credited to the Owner in the Separate Account, the Loan Account (securing Policy Loans), and, in certain contracts, the General Account. The Policy's Cash Value in the Separate Account will reflect the investment performance of the chosen Divisions of the Separate Account as measured by each Division's Net Investment Factor (defined below), the frequency and amount of Net Premiums paid, transfers, partial withdrawals, loans, and the charges assessed in connection with the Policy. An Owner may at any time surrender the Policy and receive the Policy's Cash Surrender Value. (See Policy Rights--Surrender, and Partial Withdrawals.) The Policy's Cash Value in the Separate Account equals the sum of the Policy's Cash Value in each Division. There is no guaranteed minimum Cash Value.

DETERMINATION OF CASH VALUE. Cash Value is determined on each Valuation Date. On the Investment Start Date, the Cash Value in a Division will equal the portion of any Net Premium allocated to the Division, reduced by the portion allocated to that Division of the monthly deduction(s) due from the Issue Date through the Investment Start Date. Depending upon the length of time between the Issue Date and the Investment Start Date, this amount may be more than the amount of one monthly deduction. (See Payment and Allocation of Premiums.) Thereafter, on each Valuation
Date, the Cash Value in a Division of the Separate Account will equal:

(1) The Cash Value in the Division on the preceding Valuation Date, multiplied by the Division's Net Investment Factor (defined on the next page) for the current Valuation Period; plus

(2) Any Net Premium payments received during the current Valuation Period which are allocated to the Division; plus

(3) Any loan repayments allocated to the Division during the current Valuation Period; plus

(4) Any amounts transferred to the Division from the General Account or from another Division during the current Valuation Period; plus

(5) That portion of the interest credited on outstanding loans which is allocated to the Division during the current Valuation Period; minus

(6) Any amounts transferred from the Division to the General Account or to another Division during the current Valuation Period (including any transfer charges); minus

(7) Any amount transferred from the Division to the Loan Account during that Valuation Period; minus

(8)  Any partial withdrawals from the Division during the current
Valuation Period; minus

(9) Any withdrawal or surrender charges incurred during the current Valuation Period attributed to the Division in connection with a partial withdrawal or decrease in face amount; minus

(10) If a Monthly Anniversary occurs during the current Valuation Period, the portion of the monthly deduction allocated to the Division during the current Valuation Period to cover the Policy Month which starts during that Valuation Period. (See Charges and Deductions.)

NET INVESTMENT FACTOR. The Net Investment Factor measures the investment performance of a Division during a Valuation Period. The Net Investment Factor for each Division for a Valuation Period is calculated as follows:

(1)  The value of the assets at the end of the preceding Valuation
Period; plus

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(2)  The investment income and capital gains, realized or unrealized, credited to the assets in the Valuation Period for which the Net
Investment Factor is being determined; minus

(3) The capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

(4) Any amount charged against each Division for taxes, including any tax or other economic burden resulting from the application of the tax laws determined by the Company to be properly attributable to the Divisions of the Separate Account, or any amount set aside during the Valuation Period as a reserve for taxes attributable to the operation or maintenance of each Division; minus

(5) A charge equal to .002455% of the average net assets for each day in the Valuation Period. This is equivalent to an effective annual rate of 0.90% for mortality and expense risks; divided by

(6)  The value of the assets at the end of the preceding Valuation
Period.

                           POLICY RIGHTS

                               LOANS

LOAN PRIVILEGES. After the first Policy Anniversary, the Owner may, by written request to General American, borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. A loan taken from, or secured by, a Policy may have Federal income tax consequences. (See Federal Tax Matters.)

The Loan Value is 90% of the Cash Value of the Policy on the date the loan request is received, less interest to the next Policy Anniversary, less anticipated monthly deductions to the next loan interest due date, less any outstanding Indebtedness, and less any surrender charges. If required by state law, the Policy's Loan Value may be a greater percentage of the Cash Value as described in the Policy.

POLICY LOAN INTEREST IS PAYABLE ON EACH POLICY ANNIVERSARY. The minimum amount that may be borrowed is $500. The loan may be completely or partially repaid at any time while the Insured is living. Any amount due to an Owner under a Policy Loan ordinarily will be paid within seven days after General American receives the loan request at its Home Office, although payments may be postponed under certain circumstances. (See General Matters--Postponement of Payments from the Separate Account.)

When a Policy Loan is made, Cash Value equal to the amount of the loan will be transferred to the Loan Account as security for the loan. A Loan Subaccount exists within the Loan Account for the General Account and each Division of the Separate Account. Amounts transferred to the Loan Account to secure Indebtedness are allocated to the appropriate Loan Subaccount to reflect its origin. Unless the Owner requests a different allocation, amounts will be transferred from the Divisions of the Separate Account and the General Account in the same proportion that the Policy's Cash Value in each Division and the General Account, if any, bears to the Policy's total Cash Value, less the Cash Value in the Loan Account, at the end of the Valuation Period during which the request for a Policy Loan is received. This will reduce the Policy's Cash Value in the General Account and Separate Account. These transactions will not be considered transfers for purposes of the limitations on transfers between Divisions to or from the General Account.

Cash Value in the Loan Account is expected to earn interest at a rate ("the earnings rate") which is lower than the rate charged on the Policy Loan ("the borrowing rate"). In Policy Years one through ten, Cash Value in the Loan Account will accrue interest daily at an earnings rate which is the greater of (a) an annual rate of 4.0% ("the guaranteed earnings rate") or (b) a current rate determined by us ("the discretionary earnings rate"). The Company may change the discretionary earnings rate on Policy Loans at any time in its sole discretion. Currently, we accrue interest at a discretionary earnings rate which is
 .85% less than the borrowing rate we charge for Policy Loan interest. The difference between the rate of interest earned and the borrowing rate is the "Loan Spread". The .85% Loan Spread mentioned above is currently in effect and is not guaranteed.

Beginning in the eleventh Policy Year, we guarantee that the Loan Spread will not exceed .50% ("the guaranteed loan spread"). Beginning in the eleventh Policy Year and thereafter, the Loan Spread will be the lesser of (a) the guaranteed loan spread or (b) a current loan spread determined by us ("the discretionary loan spread"). The Company may change the discretionary loan spread at any time in its sole discretion.
 Currently the discretionary loan spread beginning in the eleventh Policy Year is .25%, but this discretionary loan spread is not guaranteed.

Interest earned on the Cash Value held in the Loan Account will be allocated on Policy Anniversaries to the General Account and the Divisions of the

                               29


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Separate Account in the same proportion that the Cash Value in each Loan
Subaccount bears to the Cash Value in the Loan Account. The interest earned will also be allocated, as appropriate: (1) when a new Policy
Loan is made; (2) when a Policy Loan is partially or fully repaid; and
(3) when an amount is needed to meet a monthly deduction.

INTEREST CHARGED. The borrowing rate we charge for Policy Loan interest will be based on an index. The indexed borrowing rate will never be more than the maximum loan rate permitted by law. More information on the borrowing rate is provided below.

General American will inform the Owner of the current borrowing rate when a Policy Loan is made. General American will also mail the Owner an advance notice if there is to be a change in the borrowing rate applicable to any outstanding Indebtedness.

Policy Loan interest is due and payable annually on each Policy Anniversary. If the Owner does not pay the interest when it is due, the unpaid interest will be added to the outstanding Indebtedness as of the due date and will be charged interest at the same rate as the rest of the Indebtedness. (See Effect of Policy Loans below.) The amount of Policy Loan interest which is transferred to the Loan Account will be deducted from the Divisions of the Separate Account and from the General Account in the same proportion that the portion of the Cash Value in each Division and in the General Account, respectively, bears to the total Cash Value of the Policy, minus the Cash Value in the Loan Account.

We determine the borrowing rate at the beginning of each Policy Year. The same rate applies to any outstanding Indebtedness and to any new Policy Loans made during the Policy Year. The borrowing rate determined by General American for a Policy Year may not exceed a Maximum Limit which is the greater of:

(1) The Published Monthly Average (defined below) for the calendar month ending two months before the beginning of the month in which the Policy Anniversary falls (example: for a Policy with a June Policy Anniversary, the March Published Average); or

(2)  Five Percent (5.0%).

The Published Monthly Average means:

(1) Moody's Corporate Bond Yield Average-Monthly Average Corporates, as published by Moody's Investors Service, Inc. or any successor to that service; or

(2) If that average is no longer published, a substantially similar average, established by regulation issued by the insurance supervisory official of the state in which this Policy is issued.

If the Maximum Limit for a Policy Year, as determined in this manner, is at least .50% higher than the borrowing rate determined by General American for the previous Policy Year, General American may increase the borrowing rate up to the Maximum Limit. If the Maximum Limit for a Policy Year is at least .50% lower than the borrowing rate determined by General American for the previous Policy Year, General American will reduce the borrowing rate to no more than the Maximum Limit. Therefore, the borrowing rate we charge for Policy Loan interest will only change if the Published Monthly Average differs from the previous borrowing rate by at least .50%.

EFFECT OF POLICY LOANS. Whether or not a Policy Loan is repaid, it will permanently affect the Cash Value of a Policy and may permanently affect the amount of the death benefit. The collateral for the loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account earnings rate is less than the investment performance of the selected Division(s), the Cash Value of the Policy will be lower as a result of the Policy Loan. Conversely, if the Loan Account earnings rate is higher than the investment performance of the Division(s), the Cash Value of the Policy may be higher.

In addition, if the Indebtedness (See Definitions -- Indebtedness) exceeds the Cash Value minus the surrender charges on any Monthly Anniversary, the Policy will lapse, subject to a grace period. (See Policy Lapse and Reinstatement -- Lapse.) A sufficient payment must be made within the later of the grace period of 62 days from the Monthly Anniversary immediately before the date the Indebtedness exceeds the Cash Value less any surrender charges, or 31 days after notice that a Policy will terminate unless a sufficient payment has been mailed, or the Policy will lapse and terminate without value. A lapsed Policy, however, may later be reinstated, subject to certain limitations. (See Payment and Allocation of Premiums--Policy Lapse and Reinstatement.)

Any outstanding Indebtedness will be deducted from the proceeds payable upon the death of the Insured or surrender.

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REPAYMENT OF INDEBTEDNESS. A Policy Loan may be repaid in whole or in part at any time prior to the death of the Insured and as long as a Policy is in force. When a loan repayment is made, an amount securing the Indebtedness in the Loan Account equal to the loan repayment will be transferred to the Divisions of the Separate Account and the General Account in the same proportion that the Cash Value in each Loan Subaccount bears to Cash Value in the Loan Account. Amounts paid while a Policy Loan is outstanding will be treated as premiums unless the Owner requests in writing that they be treated as repayment of Indebtedness.

                 SURRENDER AND PARTIAL WITHDRAWALS

At any time during the lifetime of the Insured and while a Policy is in force, the Owner may surrender the Policy by sending a written request to the Company. After the first Policy Year, an Owner may make a partial withdrawal by sending a written request to the Company. The amount available for surrender is the Cash Surrender Value at the end of the Valuation Period during which the surrender request is received at the Company's Home Office. Amounts payable from the Separate Account upon surrender or partial withdrawal will ordinarily be paid within seven days of receipt of the written request. (See General Matters-- Postponement of Payments from the Separate Account.)

SURRENDERS. To effect a surrender, either the Policy itself must be returned to the Company along with the request or the request must be accompanied by a completed affidavit of loss, which is available from the Company. Upon surrender, the Company will pay the Cash Surrender Value, plus any unpaid dividends determined prior to surrender (See Dividends.) to the Owner in a single sum. The Cash Surrender Value equals the Cash Value on the date of surrender, less any outstanding Indebtedness, and less any surrender charges (See Charges and Deductions--Contingent Deferred Sales Charge.) The Company will determine the Cash Surrender Value as of the date that an Owner's written request is received at the Company's Home Office. If the request is received on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. The Policy will terminate as of the date of surrender. The Insured must be living at the time of a surrender. A surrender may have Federal income tax consequences. (See Federal Tax Matters.)

PARTIAL WITHDRAWALS. After the first Policy Year, an Owner may make up to one partial withdrawal each Policy Month from the Separate Account and up to four partial withdrawals and transfers in any Policy Year from the General Account. A partial withdrawal may have Federal income tax consequences. (See Federal Tax Matters.)

The minimum amount of a partial withdrawal request, net of any applicable surrender charges, is the lesser of (a) $500 from a Division of the Separate Account or (b) the Policy's Cash Value in a Division.
(See Charges and Deductions--Contingent Deferred Sales Charge.) Partial withdrawals made during a Policy Year may not exceed the following limits. The maximum amount that may be withdrawn from a Division of the Separate Account is the Policy's Cash Value in that Division, net of any applicable surrender charges. The total partial withdrawals and transfers from the General Account over the Policy Year may not exceed a maximum amount equal to the greater of (a) 25% of the Cash Surrender Value in the General Account at the beginning of the Policy Year or (b) the previous Policy Year's maximum amount.

The Owner may allocate the amount withdrawn plus any applicable surrender charges, subject to the above conditions, among the Divisions of the Separate Account and the General Account. If no allocation is specified, then the partial withdrawal will be allocated among the Divisions of the Separate Account and the General Account in the same proportion that the Policy's Cash Value in each Division and the General Account bears to the total Cash Value of the Policy, less the Cash Value in the Loan Account, on the date the request for the partial withdrawal is received. If the limitations on withdrawals from the General Account will not permit this proportionate allocation, the Owner will be requested to provide an alternate allocation. (See The General Account.)

Generally, any surrender charges imposed in connection with a partial withdrawal will be allocated among the Divisions of the Separate Account and the General Account in the same proportion as the partial withdrawal is allocated. An Owner may request, however, that a surrender charge applicable to an amount withdrawn from a Division be paid from an Owner's Cash Value in another Division. No amount may be withdrawn that would result in there being insufficient Cash Value to meet any surrender charges that would be payable immediately following the withdrawal upon the surrender of the remaining Cash Value.

The death benefit will be affected by a partial withdrawal. If Death Benefit Option A or Death Benefit Option C is in effect and the death benefit equals the Face Amount, then a partial withdrawal will decrease the Face Amount by an amount equal to the partial withdrawal plus the applicable surrender

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

charges resulting from that partial withdrawal. If the death benefit is based on a percentage of the Cash Value, then a partial withdrawal will decrease the Face Amount by an amount by which the partial withdrawal plus the applicable surrender charges exceeds the difference between the death benefit and the Face Amount. If Death Benefit Option B is in effect, the Face Amount will not change.

The Face Amount remaining in force after a partial withdrawal may not be less than the minimum Face Amount. Any request for a partial withdrawal that would reduce the Face Amount below this amount will not be implemented.

If the Face Amount of a Policy has been increased or if a SCTR has been purchased, then a partial withdrawal which reduces the Face Amount will usually affect the way in which the cost of insurance charge is calculated, as different increments of Face Amount and coverage under a SCTR will often have different cost of insurance rates (See Monthly Deduction--Cost of Insurance.) Partial withdrawals will be applied, in the following order, to reduce:

(1)  the initial Face Amount (subject to the Policy's minimum Face
Amount); then to

(2) any automatic increases to the initial Face Amount resulting from an IBR; then to

(3) any requested increases in Face Amount starting with the oldest and proceeding to the next oldest, successively; then to

(4)  any Face Amount increases resulting from a change from Death
Benefit Option B to Death Benefit Option A; then to

(5)  any SCTR coverage; then to

(6)  any automatic increases to the SCTR resulting from the IBR.

The Company may change the minimum amount required for a partial withdrawal or the number of times partial withdrawals may be made.

CHARGES ON SURRENDER, PARTIAL WITHDRAWALS, AND DECREASES. If a Policy is surrendered, the CDSC will apply. (See Charges and Deductions-- Contingent Deferred Sales Charge.) A decrease in Face Amount may result in a charge. A decrease in Face Amount may decrease some or all of the initial Face Amount as well as any increases in Face Amount. As noted above, a partial withdrawal may cause a decrease in Face Amount and thus may result in a charge. The amount of the charge assessed because of a decrease in Face Amount is a portion of the charge that would be deducted upon surrender or lapse. The portion is based on the relationship between the decrease in Face Amount and the initial Face Amount. Charges are described in more detail under Charges and Deductions--Contingent Deferred Sales Charge.

                             TRANSFERS

Under General American's current practices, a Policy's Cash Value, except amounts credited to the Loan Account, may be transferred among the Divisions of the Separate Account and, for certain contracts, between the General Account and the Divisions. Transfers to and from the General Account are subject to restrictions. (See The General Account -- ransfers, Surrenders, Partial Withdrawals, and Policy Loans and The General Account -- General Description.) Requests for transfers from or among Divisions of the Separate Account may be in writing or by telephone. Transfers from or among the Divisions of the Separate Account may be made once each Policy Month and must be in amounts of at least $500 or, if smaller, the Policy's Cash Value in a Division. General American ordinarily will effectuate transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received.

All requests received on the same Valuation Day will be considered a single transfer request. Each transfer must meet the minimum requirement of $500 or the entire Cash Value in a Division, whichever is smaller. Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, General American will effectuate those transfers that do meet the requirements. Transfers resulting from Policy Loans or exercise of the conversion privilege will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each Policy Month or Policy Year.

Requests may be made by telephone if the Owner has chosen to use General American's telephone transfer program. To elect this program, the Owner must complete a form provided by General American. General American reserves the right to cancel the telephone transfer program upon 30 days written notice.

Although General American currently intends to continue to permit transfers for the foreseeable future, the Policy provides that General American may at any time revoke, modify, or limit the transfer privilege, including the minimum amount transferable, the maximum
General Account allocation percent, and

                               32


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the frequency of such transfers.  General American may in the future impose a charge of no more than $25 per transfer request.

                       PORTFOLIO REBALANCING

Over time, the funds in the General Account and the Divisions of the Separate Account will accumulate at different rates as a result of different investment returns. The Owner may direct that from time to time we automatically restore the balance of your Cash Value in the General Account and in the Divisions of the Separate Account to the percentages that you determined in advance. There are two methods of rebalancing available - periodic and variance.

PERIODIC REBALANCING. Under this option The Owner elects a frequency (monthly, quarterly, semiannually or annually), measured from the Policy Anniversary. On each date elected, we will rebalance the funds by generating fund transfers to reallocate the funds according to the investment percentages elected.


VARIANCE REBALANCING. Under this option the Owner elects a specific allocation percentage for the General Account and each Division of the Separate Account. For each such account, the allocation percentage (if not zero) must be a whole percentage and must not be less than one percent (1%). The Owner also elects a maximum variance percentage (5%, 10%, 15%, or 20% only), and can exclude specific funds from being rebalanced. On each Monthly Anniversary we will review the current fund balances to determine whether any fund balance is outside of the variance range (either above or below) as a percentage of the specified allocation percentage for that fund. If any fund is outside of the variance range, we will generate transfers to rebalance all of the specified funds back to the predetermined percentages.


Transfers resulting from portfolio rebalancing will not be counted against the total number of transfers allowed in a Policy Year before a charge is applied.

The Owner may elect either form of portfolio rebalancing by specifying it on the policy application. The Owner may elect it later for an in-force Policy, or may cancel it, by submitting a change form acceptable to General American under its administrative rules.

Only one form of portfolio rebalancing may be elected at any one time, and portfolio rebalancing may not be used in conjunction with dollar cost averaging (see below).

General American reserves the right to suspend portfolio rebalancing at any time on any class of Policies on a nondiscriminatory basis, or to charge an administrative fee for election changes in excess of a specified number in a Policy Year in accordance with its administrative rules.

                       DOLLAR COST AVERAGING

The Owner may direct the Company to automatically transfer amounts on a monthly basis from the Money Market Fund to any other Division of the Separate Account. This service is intended to allow the Owner to utilize Dollar Cost Averaging ("DCA"), a long-term investment technique which provides for regular, level investments over time. The Company makes no guarantees that DCA will result in a profit or protect against loss in a declining market.

The following rules and restrictions apply to DCA transfers:

(1)  The minimum DCA transfer amount is $100.

(2) A written election of the DCA service, on a form provided by the Company, must be completed by the Owner and on file with the Company in order to begin DCA transfers.


(3) In the written election of the DCA service, the Owner indicates how DCA transfers are to be allocated among the Divisions of the Separate Account. For any Division chosen to receive DCA transfers, the minimum percentage that may be allocated to a Division is 1% of the DCA transfer amount, and fractional percentages may not be used.


(4) DCA transfers can only be made from the Money Market Fund, and DCA transfers will not be allowed to the General Account.

(5) The DCA transfers will not count against the Policy's normal transfer restrictions. (See Policy Rights -- Transfers.)

(6) The DCA transfer percentages may differ from the allocation percentages the Owner specifies for the allocation of Net Premiums. (See Payment and Allocation of Premiums -- Allocation of Net Premiums and Cash Values.)

(7) Once elected, DCA transfers from the Money Market Fund will be processed monthly until either the value in the Money Market Fund is completely depleted or the Owner instructs the Company in writing to cancel the DCA service.

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(8)  Transfers as a result of a Policy Loan or repayment, or in exercise of the conversion privilege, are not subject to the DCA rules and restrictions. The DCA service terminates at the time the conversion privilege is exercised, when any outstanding amount in any Division of the Separate Account is immediately transferred to the General Account. (See Policy Rights -- Loans and Policy Rights -- Conversion Privilege.)

(9) DCA transfers will not be made until the Right to Examine Policy period has expired (See Right to Examine Policy).

No fee is currently charged for DCA, but the Company reserves the right to assess a processing fee for the DCA service. The Company reserves the right to discontinue offering DCA upon 30 days' written notice to Owners. However, any such discontinuation will not affect DCA services already commenced. The Company reserves the right to impose a minimum total Cash Value, less outstanding Indebtedness, in order to qualify for DCA service. Also, the Company reserves the right to change the minimum necessary Cash Value and the minimum required DCA transfer amount.

                      RIGHT TO EXAMINE POLICY

The Owner may cancel a Policy within 20 days after receiving it (30 days if the Owner is a resident of California and is age 60 or older), within 45 days after the application was signed, or within 10 days of the Company's mailing a notice of the cancellation right, whichever is latest. If a Policy is canceled within this time period, a refund will be paid. Except for Policies sold in Kansas, the refund will equal all premiums paid under the Policy. (For Policies sold in Kansas, General American will refund an amount equal to the greater of premiums paid or
(1) plus (2) where (1) is the difference between the premiums paid, including any policy fees or other charges, and the amounts allocated to the Separate Account under the Policy and (2) is the value of the amounts allocated to the Separate Account under the Policy on the date the returned Policy is received by General American or its agent.

To cancel the Policy, the Owner should mail or deliver the Policy to either General American or the agent who sold it. A refund of premiums paid by check may be delayed until the check has cleared the Owner's bank. (See General Matters--Postponement of Payments from the Separate Account.)

A request for an increase in Face Amount (See Policy Benefits--Death Benefit) may also be canceled. The request for cancellation must be made within the latest of 20 days from the date the Owner receives the new Policy specifications page for the increase, 45 days after the application for the increase is signed, or 10 days of mailing the notice of the cancellation right.

                        CONVERSION PRIVILEGE

During the first 24 Policy Months following the issuance of the Policy, the Owner may convert any Policy still in force to a guaranteed benefit life insurance policy by instructing the Company to transfer the Policy's Cash Value in the Separate Account to the General Account and to allocate all subsequent Net Premiums to the General Account. A similar conversion privilege is available during the first 24 Policy
Months following a requested increase in Face Amount. Upon exercise of this privilege, the Cash Value in the Separate Account attributable to the increase will be transferred to the General Account, and all subsequent Net Premiums attributable to the increase will be allocated to the General Account.

Transfers made pursuant to this conversion privilege will not affect the death benefit, Face Amount, net amount at risk, rate class, or Issue Age under a Policy. No charge will be imposed on any transfers resulting from the exercise of this conversion privilege, and such transfers will not count against the limitation on the amount and frequency of transfer requests allowed in each Policy Month or Policy Year. (See Transfers.) Any limitation on allocations to the General Account in effect at the time of an Owner's exercise of such conversion privilege will not apply. (See The General Account.)

Notwithstanding an exercise of the conversion privilege during the first 24 Policy Months following an increase in Face Amount, circumstances in effect following the conversion could subject Cash Value in the General Account to substantial investment risk. For example, if Cash Value in the Separate Account is high relative to Cash Value in the General Account, poor investment performance of the Divisions of the Separate Account to which the Owner has allocated Net Premium payments could result in a greater likelihood of lapse. If the Divisions of the Separate Account perform poorly and Cash Value is not available in the Separate Account to pay monthly deductions, Cash Value in the General Account could be wholly depleted, and the Policy could lapse. Because circumstances can alter the expected outcome of an exercise of the conversion privilege following an increase in Face Amount, Owners should consult their sales representative or other competent advisor before deciding whether to exercise the conversion privilege following an increase in Face Amount.

                 PAYMENT AND ALLOCATION OF PREMIUMS

                        ISSUANCE OF A POLICY

Individuals wishing to purchase a Policy must complete an application and submit it to an authorized registered agent of General American or to General American's Home Office. A Policy will generally be issued to Insureds of Issue Ages 0 through 80 for regularly underwritten contracts and, should they become available in the future, to Insureds of Issue Ages 0 through 64 for simplified issue and guaranteed issue contracts. General American may, in its sole discretion, issue Policies to individuals falling outside of those Issue Ages. Acceptance of an application is subject to General American's underwriting rules, and General American reserves the right to reject an application for any reason.

The Issue Date is determined by General American in accordance with its standard underwriting procedures for variable life insurance policies. The Issue Date is used to determine Policy Anniversaries, Policy Years, and Policy Months. Insurance coverages under a Policy will not take effect until the Policy has been delivered and the Initial Premium has been paid prior to the Insured's death and prior to any change in health as shown in the application.

                              PREMIUMS

The Initial Premium is due on the Issue Date and may be paid to an authorized registered agent of General American or to General American at its Home Office. General American currently requires that the Initial Premium for a Policy be at least equal to one-twelfth (1/12) of the "Initial Annual Premium" for the Policy. The Initial Annual Premium is the amount specified for each Policy based on the requested initial Face Amount and the charges under the Policy, which vary according to the Issue Age, sex, underwriting risk class, and smoker status of the Insured. For policies issued as a result of a term conversion from certain General American term policies, the Company requires the Owner to pay an Initial Premium, which combined with conversion credits given, if any, will equal one full "Initial Annual Premium" for the Policy. (See Charges and Deductions.)

Following the Initial Premium, subject to the limitations described below, premiums may be paid in any amount and at any interval. Premiums after the first premium payment must be paid to General American at its Home Office. An Owner may establish a schedule of planned premiums which will be billed by the Company at regular intervals. Failure to pay planned premiums, however, will not itself cause the Policy to lapse. (See Policy Lapse and Reinstatement.) Premium receipts will be furnished upon request.

An Owner may make unscheduled premium payments at any time in any amount or may skip planned premium payments, subject to the minimum and maximum premium limitations described below.

If a Policy is in the intended Owner's possession, but the Initial Premium has not been paid, the Policy is not in force. Under these circumstances, the intended Owner is deemed to have the Policy for inspection only.

PREMIUM LIMITATIONS. Every premium payment must be at least $10. In no event may the total of all premiums paid in any Policy Year exceed the current maximum premium limitations for that Policy Year. Maximum premium limits for the Policy Year will be shown in the Owner's annual report. If the Company receives a premium payment which would cause the Death Benefit to increase by an amount that exceeds the Net Premium portion of the payment, then the Company reserves the right to
(1) refuse that premium payment, or (2) require additional evidence of insurability before it accepts the premium.

In general, for policies issued with Death Benefit Option A or Death Benefit Option B, the maximum premium limit for a Policy Year is the largest amount of premium that can be paid in that Policy Year such that the sum of the premiums paid under the Policy will not at any time exceed the guideline premium limitations needed to comply with the tax definition of life insurance. For policies issued with Death Benefit Option C, the Company reserves the right to impose other restrictions upon the aggregate amount of premium that may be paid under the Policy. If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitations, the Company will only accept that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of that amount will be returned or applied as otherwise agreed, and no further premiums will be accepted until allowed by the current maximum premium limitations.

In addition to the foregoing tax definitional limits on premiums, for purposes of determining whether distributions (including loans) are a return of income first, the Company monitors the Policy to detect whether the "seven pay limit" has been exceeded. If the seven pay limit is exceeded, the Policy becomes a "Modified Endowment". The Company has adopted administrative steps designed to notify an Owner when it is believed that a premium payment will cause a Policy to become a modified endowment contract. The Owner will be given a limited amount of time to request that the premium be reversed in order to avoid the Policy's being classified as a modified endowment contract. (See Federal Tax Matters.)

             ALLOCATION OF NET PREMIUMS AND CASH VALUE


ALLOCATION OF NET PREMIUMS. In the application for a Policy, the Owner indicates how Net Premiums are to be allocated among the Divisions of the Separate Account, to the General Account (if available), or both. For each Division chosen, the minimum percentage that may be allocated to a Division is 1% of the Net Premium, and fractional percentages may not be used. Certain other restrictions apply to allocations made to the General Account (See General Account). For Policies issued with an allowable percentage to the General Account of more than 1%, the minimum percentage is 1%, and fractional percentages may not be used.


The allocation for future Net Premiums may be changed without charge at any time by providing notice in writing to the Company. Any change in allocation will take effect immediately upon receipt by the Company of the written notification. No charge is imposed for changing the allocations of future Net Premiums. The initial allocation will be shown on the application which is attached to the Policy. The Company may at any time modify the maximum percentage of future Net Premiums that may be allocated to the General Account.

During the period from the Issue Date to the end of the Right to Examine Policy period, Net Premiums will automatically be allocated to the Division that invests in the Money Market Fund of the Capital Company. (See Right to Examine Policy). When this period expires, the Policy's Cash Value in that Division will be transferred to the Divisions of the Separate Account and to the General Account (if available) in accordance with the allocation requested in the application for the Policy, or any allocation instructions received subsequent to receipt of the application. Net Premiums received after the Right To Examine Policy period will be allocated according to the allocation instructions most recently received by the Company unless otherwise instructed for that particular premium receipt.

The Policy's Cash Value may also be transferred between Divisions of the Separate Account, and, if the General Account is available under the Policy, between those Divisions and the General Account. (See Policy Rights--Transfers.)

The value of amounts allocated to Divisions of the Separate Account will vary with the investment performance of the chosen Divisions, and the Owner bears the entire investment risk. This will affect the Policy's Cash Value and may affect the death benefit as well. Owners should periodically review their allocations of Net Premiums and the Policy's Cash Value in light of market conditions and their overall financial planning requirements.

                   POLICY LAPSE AND REINSTATEMENT

LAPSE. Unlike conventional whole life insurance policies, the failure to make a premium payment following the Initial Premium will not itself cause a Policy to lapse. Lapse will occur when the Cash Surrender Value is insufficient to cover the monthly deduction, and a grace period expires without a sufficient payment being made.

The grace period, which is 62 days, begins on the Monthly Anniversary on which the Cash Surrender Value becomes insufficient to meet the next monthly deduction. The Company will notify the Owner that Cash Surrender Value is insufficient to cover the monthly deduction at the beginning of the grace period by mail addressed to the last known address on file with the Company. The notice to the Owner will indicate the amount of additional premium that must be paid to keep the Policy in force. The amount of the premium required to keep the Policy in force will be the amount required to cover the outstanding monthly deductions and premium tax charges. (See Charges and Deductions--Monthly Deduction.) If the Company does not receive the required amount during the grace period, the Policy will lapse and terminate without Cash Value.

If the Insured dies during the grace period, any overdue monthly deductions will be deducted from the death benefit otherwise payable.

REINSTATEMENT. The Owner may reinstate a lapsed Policy by written application any time within five years after the date of lapse.
Reinstatement is subject to the following conditions:

(1) Evidence of the insurability of the Insured satisfactory to the Company (including evidence of insurability of any person covered by a rider to reinstate the rider).

(2) Payment of a premium that, after the deduction of premium tax charges, is large enough to cover: (a) the monthly deductions due at the time of lapse, and

(b) two times the monthly deduction due at the time of reinstatement.

(3) Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause Cash Value of an equal amount also to be reinstated. Any loan interest due and unpaid on the Policy Anniversary prior to reinstatement must be repaid at the time of reinstatement. Any loan paid at the time of reinstatement will cause an increase in Cash Value equal to the amount to be reinstated.

(4)  The Policy cannot be reinstated if it has been surrendered.

The amount of Cash Value on the date of reinstatement will be equal to the amount of any Policy Loan reinstated, increased by the Net Premiums paid at reinstatement, any Policy Loans paid at the time of reinstatement, and the amount of any surrender charges paid at the time of lapse to the extent of the Face Amount reinstated. The Insured must be alive on the date the Company approves the application for reinstatement. If the Insured is not then alive, such approval is void and of no effect.

The effective date of reinstatement is the date the Company approves the application for reinstatement. There will be a full monthly deduction for the Policy Month which includes that date. (See Charges and Deductions--Monthly Deduction.)

The surrender charges in effect at the time of reinstatement will equal the surrender charges in effect at the time of lapse. If only a portion of the total Face Amount is reinstated, then only the applicable portion of the surrender charges will be reinstated. If only a portion of the total Face Amount is reinstated, the Cash Value immediately following reinstatement will be increased by the applicable portion of the surrender charges imposed at the time of lapse.

                       CHARGES AND DEDUCTIONS

Charges will be deducted in connection with the Policy to compensate the Company for providing the insurance benefits set forth in the Policy and any additional benefits added by rider, administering the Policy, incurring expenses in distributing the Policy, and assuming certain risks in connection with the Policy.

                        PREMIUM TAX CHARGES

Prior to allocation of Net Premiums, premium payments will be reduced by premium tax charges consisting of a charge for state premium taxes and a charge for Federal income tax costs. The premium payment, less the premium tax charge, equals the Net Premium.

PREMIUM TAXES. Various states and subdivisions impose a tax on premiums received by insurance companies. Premium taxes vary from state to state and range from 0.75 to 3.50%. A deduction of 2.10% of the premium is made from each premium payment for these taxes. Some jurisdictions may not impose premium taxes, while others may impose premium taxes that are more or less than the 2.10% deducted under the Policy. Accordingly, the 2.10% deduction may be higher or lower than the actual premium tax imposed by the applicable jurisdiction. The deduction represents the average amount the Company considers necessary to pay the premium taxes imposed by the states and any subdivisions thereof. If the average premium tax increases in the future, the deduction for premium taxes will increase accordingly.

FEDERAL INCOME TAX COSTS ATTRIBUTABLE TO PREMIUM PAYMENTS. A 1.25% deduction is taken from each premium payment to cover the Company's Federal income tax costs attributable to the amount of premium received. The Company has concluded that this deduction is reasonable in relation to the Company's increased Federal tax burden as a result of Section 848 of the Internal Revenue Code.

                         MONTHLY DEDUCTION

Charges will be deducted monthly from the Cash Value of each Policy ("the monthly deduction") to compensate the Company for (a) certain administrative costs; (b) insurance underwriting and acquisition expenses in connection with issuing a Policy; (c) the cost of insurance; and (d) the cost of optional benefits added by rider. The monthly deduction will be taken on the Investment Start Date and on each Monthly Anniversary. It will be allocated among the General Account and each Division of the Separate Account in the same proportion that the Policy's Cash Value in the General Account and the Policy's Cash Value in each Division bear to the total Cash Value of the Policy, less the Cash Value in the Loan Account, on the date the deduction is taken. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself can vary in amount from month to month.

MONTHLY ADMINISTRATIVE CHARGE. The Company has responsibility for the administration of the Policies and the Separate Account. Administrative expenses include premium billing and collection, recordkeeping, processing death benefit claims, cash surrenders, partial withdrawals, Policy changes, reporting and overhead costs, processing applications, and establishing Policy records. As reimbursement for administrative expenses related to the maintenance of each Policy and the Separate Account, the Company assesses a monthly administration charge for each Policy. This charge is $13 per month during the first twelve Policy Months and $6.00 per month thereafter. These charges are guaranteed not to increase while the Policy is in force. The Company does not anticipate that it will make any profit on the monthly administrative charge.

The Company may administer the Policy itself, or the Company may purchase administrative services from such sources (including affiliates) as may be available. Such services will be acquired on a basis which, in the Company's sole discretion, affords the best services at the lowest cost. The Company reserves the right to select a company to provide services which the Company deems, in its sole discretion, is the best able to perform such services in a satisfactory manner even though the costs for such services may be higher than would prevail elsewhere.

SELECTION AND ISSUE EXPENSE CHARGE. An additional administrative charge will be deducted from Cash Value as part of the monthly deduction. The charge will compensate the Company for issuance, underwriting, processing, and start-up expenses. These expenses include the cost of processing applications, conducting medical examinations, and determining insurability and the Insured's rate class. The charge will also compensate the Company for on-going administrative costs. In the first Policy Year, the charge is $.16 per month multiplied by the Face Amount (and by the face amount of any SCTR) divided by 1,000, and in all Policy Years thereafter, the charge is $.01 per month multiplied by the Face Amount (and by the Face Amount of any SCTR) divided by 1,000. The Company does not anticipate that it will make any profit on the Selection and Issue Expense Charge. The Selection and Issue Expense Charge is guaranteed not to increase while the Policy is in force.

The Selection and Issue Expense Charge is similarly imposed with respect to an increase in Face Amount. In the first Policy Year following a requested increase or an increase which results from the exercise of the Guaranteed Option to Increase the Face Amount Rider, the charge is $.16 per month multiplied by the Face Amount of the increase divided by 1,000, and in all Policy Years thereafter (and when the increase results from an IBR), the charge is $.01 per month multiplied by the Face Amount of the increase divided by 1,000. If there is a decrease in Face Amount, the charge will no longer be taken to the extent of the decrease. The Selection and Issue Expense Charge is not imposed in connection with a change from Death Benefit Option B to Death Benefit Option A unless such change occurs simultaneously with a separately requested increase in Face Amount.

COST OF INSURANCE. The cost of insurance is deducted on each Monthly Anniversary for the following Policy Month. Because the cost of insurance depends upon a number of variables, the cost will vary for each Policy Month. The cost of insurance is determined separately for the initial Face Amount and for any subsequent increases in Face Amount. The Company will determine the cost of insurance charge by multiplying the applicable cost of insurance rate(s) by the net amount at risk (see Monthly Deduction -- Cost of Insurance) for each Policy Month.

The cost of insurance rates are determined at the beginning of each Policy Year for the initial Face Amount and each increase in Face Amount. The rates will be based on the Attained Age, rate class, and sex (except for Policies sold in Montana, see Unisex Requirements Under Montana Law) of the Insured at issue or the date of an increase in Face Amount. The cost of insurance rates generally increase as the Insured's Attained Age increases. The rate class of an Insured also will affect the cost of insurance rate. For the initial Face Amount, the Company will use the rate class on the Issue Date. For each increase in Face Amount, other than one caused by a change in the death benefit option, the Company will use the rate class applicable to that increase. If the death benefit equals a percentage of Cash Value, an increase in Cash Value will cause an automatic increase in the death benefit. The rate class for such increase will be the same as that used for the most recent increase, excluding any rider, that required proof of insurability. The cost of insurance is determined in a similar manner for coverage under a SCTR and any increase in coverage under such a rider. The current cost of insurance rate for coverage under a SCTR is generally less than that for the Face Amount under a Policy. The guaranteed maximum cost of insurance rates for a SCTR, however, are the same as for the Face Amount under the Policy.

The Company currently places Insureds into a preferred rate class, a standard rate class, or into rate classes involving a higher mortality risk. The degree of underwriting imposed may vary from full underwriting, to simplified issue underwriting, and, should it become available in the future, to guaranteed issue underwriting.

Actual cost of insurance rates may change, and the actual monthly cost of insurance rates will be determined by the Company based on its expectations as to future mortality experience. However, the actual cost of insurance rates will not be greater than the guaranteed cost of insurance rates set forth in the Policy. For fully underwritten and simplified issue Policies which are not in a substandard risk class, the guaranteed cost of insurance rates are equal to 100% of the rates set forth in the male/female smoker/nonsmoker 1980 CSO Mortality Tables (1980 CSO Table SA, 1980 CSO Table NA, 1980 CSO Table SG and 1980 CSO Table NG), age nearest birthday. Higher rates apply if the Insured is determined to be in a substandard risk class.

In two otherwise identical Policies, an Insured in the preferred rate class will have a lower cost of insurance than an Insured in a rate class involving higher mortality risk. For rate classes other than the guaranteed issue rate class, each rate class is also divided into two categories: smokers and nonsmokers. Nonsmoker Insureds will generally incur a lower cost of insurance than similarly situated Insureds who smoke. Policies issued with simplified underwriting or guaranteed issue, if it should become available in the future, will in general incur a higher cost of insurance than Policies issued under full underwriting.

The net amount at risk for a Policy Month is (a) the death benefit at the beginning of the Policy Month divided by 1.0032737 (which reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4.0%), less (b) the Cash Value at the beginning of the Policy Month. If there is an increase in Face Amount or a SCTR is in effect, a net amount at risk will be calculated separately for the initial Face Amount, for each increase in Face Amount, and for the SCTR. If Death Benefit Option A or Death Benefit Option C is in effect, for purposes of determining the net amounts at risk for the initial Face Amount and for each increase in Face Amount, Cash Value will first be considered a part of the initial Face Amount. If the Cash Value is greater than the initial Face Amount, the excess Cash Value will then be considered a part of each increase in order, starting with the first increase. If Death Benefit Option B is in effect, the net amount at risk will be determined separately for the initial Face Amount and for each increase in Face Amount. In calculating the cost of insurance charges, the cost of insurance rate for a Face Amount or for coverage under a SCTR is applied to the net amount at risk for that Face Amount.

ADDITIONAL INSURANCE BENEFITS. The monthly deduction will include charges for any additional benefits provided by rider. (See General Matters--Additional Insurance Benefits.)

             CONTINGENT DEFERRED SALES CHARGE ("CDSC")

For a period of up to 15 years after the Issue Date or the effective date of a Face Amount increase, the Company will impose a CDSC upon surrender, lapse, or a requested decrease in Face Amount. The Company will also impose the CDSC upon a partial withdrawal that results in a decrease in Face Amount. The amount of the CDSC will depend upon a number of factors, including the type of event (surrender, partial withdrawal, lapse, or decrease in Face Amount), the amount of any premium payments made under the Policy prior to the event, and the number of Policy Years elapsed since the Policy was issued or the Face Amount was increased, as applicable.

A separate CDSC applies to the initial Face Amount and to each increase in Face Amount and is deducted whenever (and to the extent that) a surrender, lapse, or Face Amount decrease affects the applicable increment of Face Amount. For example, after an increase in Face Amount, the Company will assess the CDSC applicable to the increase on a surrender, lapse, or decrease of that increase in Face Amount. The length of time over which a CDSC will apply to any increment of Face Amount will depend upon the Attained Age of the Insured on the Issue Date or the effective date of the increase, as applicable, and the Insured's sex and risk class. The table below shows the duration of the CDSC:

        CONTINGENT DEFERRED SALES CHARGE PERIOD (DURATION IN YEARS)
-----------------------------------------------------------------------------
   INSURED'S   MALE NONSMOKER         MALE        FEMALE NONSMOKER    FEMALE
     AGE                             SMOKER                           SMOKER
-----------------------------------------------------------------------------
     0-50            15                15                15             15
-----------------------------------------------------------------------------
      51             14                14                14             14
-----------------------------------------------------------------------------
      52             13                13                13             13
-----------------------------------------------------------------------------
      53             12                12                12             12
-----------------------------------------------------------------------------
      54             11                11                11             11
-----------------------------------------------------------------------------
    55-79            10                11                10             10
-----------------------------------------------------------------------------
      80             10                 6                10             10
-----------------------------------------------------------------------------

CALCULATION OF CHARGE. The CDSC will equal the CDSC grading percentage multiplied by the sum of (1) and (2) where:

(1) is 40% of the lesser of the premium payments made or the Target Premium for the Policy, excluding any riders, and

(2) is the Excess Premium Surrender Charge Factor multiplied by premium payments made in excess of the Target Premium for the Policy, excluding any riders.

With regard to a Face Amount increase:

(1) is 40% of the lesser of the premium payments attributable to the increase or the Target Premium for the increase, and

(2) is the Excess Premium Surrender Charge Factor multiplied by premium payments attributable to the increase in excess of the Target Premium for the increase.

The Excess Premium Surrender Charge Factors vary with the Attained Age, sex, and risk class of the Insured. The Target Premium for the Policies is somewhat less than the guideline annual premium as defined in Rule 6e-3 (T) (c) (8) (hereinafter, a "GAP").

                            CONTINGENT DEFERRED SALES CHARGE GRADING PERCENTAGES

                                               Male Nonsmoker
                                               --------------
-------------------------------------------------------------------------------------------------------------------
End of Policy
     Year          Ages             Age               Age               Age               Age               Ages
                  0 - 50             51                52                53                54              55 - 80
-------------------------------------------------------------------------------------------------------------------
      1          100.00%           100.00%           100.00%           100.00%           100.00%           100.00%
-------------------------------------------------------------------------------------------------------------------
      2          100.00%           100.00%           100.00%           100.00%           100.00%           100.00%
-------------------------------------------------------------------------------------------------------------------
      3          100.00%           100.00%           100.00%           100.00%           100.00%           100.00%
-------------------------------------------------------------------------------------------------------------------
      4          100.00%           100.00%           100.00%           100.00%           100.00%           100.00%
-------------------------------------------------------------------------------------------------------------------
      5          100.00%           100.00%           100.00%           100.00%           100.00%           100.00%
-------------------------------------------------------------------------------------------------------------------
      6           90.00%            88.89%            87.50%            85.71%            83.33%            80.00%
-------------------------------------------------------------------------------------------------------------------
      7           80.00%            77.78%            75.00%            71.43%            66.67%            60.00%
-------------------------------------------------------------------------------------------------------------------
      8           70.00%            66.67%            62.50%            57.14%            50.00%            40.00%
-------------------------------------------------------------------------------------------------------------------
      9           60.00%            55.56%            50.00%            42.86%            33.33%            20.00%
-------------------------------------------------------------------------------------------------------------------
     10           50.00%            44.44%            37.50%            28.57%            16.67%             0.00%
-------------------------------------------------------------------------------------------------------------------
     11           40.00%            33.33%            25.00%            14.29%             0.00%             0.00%
-------------------------------------------------------------------------------------------------------------------
     12           30.00%            22.22%            12.50%             0.00%             0.00%             0.00%
-------------------------------------------------------------------------------------------------------------------
     13           20.00%            11.11%             0.00%             0.00%             0.00%             0.00%
-------------------------------------------------------------------------------------------------------------------
     14           10.00%             0.00%             0.00%             0.00%             0.00%             0.00%
-------------------------------------------------------------------------------------------------------------------
     15+           0.00%             0.00%             0.00%             0.00%             0.00%             0.00%
-------------------------------------------------------------------------------------------------------------------

                                  CONTINGENT DEFERRED SALES CHARGE GRADING PERCENTAGES

                                                     Male Smoker
                                                     -----------
---------------------------------------------------------------------------------------------------------------------------------
End of
Policy         Ages               Age               Age               Age              Ages              Ages               Age
 Year         0 - 50               51                52                53              54-59             60-79              80
---------------------------------------------------------------------------------------------------------------------------------
   1          100.00%           100.00%           100.00%           100.00%           100.00%           100.00%           100.00%
---------------------------------------------------------------------------------------------------------------------------------
   2          100.00%           100.00%           100.00%           100.00%           100.00%            90.00%            80.00%
---------------------------------------------------------------------------------------------------------------------------------
   3          100.00%           100.00%           100.00%           100.00%           100.00%            80.00%            60.00%
---------------------------------------------------------------------------------------------------------------------------------
   4          100.00%           100.00%           100.00%           100.00%           100.00%            70.00%            40.00%
---------------------------------------------------------------------------------------------------------------------------------
   5          100.00%           100.00%           100.00%           100.00%           100.00%            60.00%            20.00%
---------------------------------------------------------------------------------------------------------------------------------
   6           90.00%            88.89%            87.50%            85.71%            83.33%            50.00%             0.00%
---------------------------------------------------------------------------------------------------------------------------------
   7           80.00%            77.78%            75.00%            71.43%            66.67%            40.00%             0.00%
---------------------------------------------------------------------------------------------------------------------------------
   8           70.00%            66.67%            62.50%            57.14%            50.00%            30.00%             0.00%
---------------------------------------------------------------------------------------------------------------------------------
   9           60.00%            55.56%            50.00%            42.86%            33.33%            20.00%             0.00%
---------------------------------------------------------------------------------------------------------------------------------
  10           50.00%            44.44%            37.50%            28.57%            16.67%            10.00%             0.00%
---------------------------------------------------------------------------------------------------------------------------------
  11           40.00%            33.33%            25.00%            14.29%             0.00%             0.00%             0.00%
---------------------------------------------------------------------------------------------------------------------------------
  12           30.00%            22.22%            12.50%             0.00%             0.00%             0.00%             0.00%
---------------------------------------------------------------------------------------------------------------------------------
  13           20.00%            11.11%             0.00%             0.00%             0.00%             0.00%             0.00%
---------------------------------------------------------------------------------------------------------------------------------
  14           10.00%             0.00%             0.00%             0.00%             0.00%             0.00%             0.00%
---------------------------------------------------------------------------------------------------------------------------------
  15+           0.00%             0.00%             0.00%             0.00%             0.00%             0.00%             0.00%
---------------------------------------------------------------------------------------------------------------------------------

                               CONTINGENT DEFERRED SALES CHARGE GRADING PERCENTAGES

                                                 Female Nonsmoker
                                                 ----------------
----------------------------------------------------------------------------------------------------------------
End of
Policy         Ages               Age               Age               Age               Age              Ages
 Year         0 - 50               51                52                53                54             55 - 80
----------------------------------------------------------------------------------------------------------------
   1          100.00%           100.00%           100.00%           100.00%           100.00%           100.00%
----------------------------------------------------------------------------------------------------------------
   2          100.00%           100.00%           100.00%           100.00%           100.00%           100.00%
----------------------------------------------------------------------------------------------------------------
   3          100.00%           100.00%           100.00%           100.00%           100.00%           100.00%
----------------------------------------------------------------------------------------------------------------
   4          100.00%           100.00%           100.00%           100.00%           100.00%           100.00%
----------------------------------------------------------------------------------------------------------------
   5          100.00%           100.00%           100.00%           100.00%           100.00%           100.00%
----------------------------------------------------------------------------------------------------------------
   6           90.00%            88.89%            87.50%            85.71%            83.33%            80.00%
----------------------------------------------------------------------------------------------------------------
   7           80.00%            77.78%            75.00%            71.43%            66.67%            60.00%
----------------------------------------------------------------------------------------------------------------
   8           70.00%            66.67%            62.50%            57.14%            50.00%            40.00%
----------------------------------------------------------------------------------------------------------------
   9           60.00%            55.56%            50.00%            42.86%            33.33%            20.00%
----------------------------------------------------------------------------------------------------------------
  10           50.00%            44.44%            37.50%            28.57%            16.67%             0.00%
----------------------------------------------------------------------------------------------------------------
  11           40.00%            33.33%            25.00%            14.29%             0.00%             0.00%
----------------------------------------------------------------------------------------------------------------
  12           30.00%            22.22%            12.50%             0.00%             0.00%             0.00%
----------------------------------------------------------------------------------------------------------------
  13           20.00%            11.11%             0.00%             0.00%             0.00%             0.00%
----------------------------------------------------------------------------------------------------------------
  14           10.00%             0.00%             0.00%             0.00%             0.00%             0.00%
----------------------------------------------------------------------------------------------------------------
  15+           0.00%             0.00%             0.00%             0.00%             0.00%             0.00%
----------------------------------------------------------------------------------------------------------------

                            CONTINGENT DEFERRED SALES CHARGE GRADING PERCENTAGES

                                                Female Smoker
                                                -------------
----------------------------------------------------------------------------------------------------------------
End of
Policy         Ages              Age               Age               Age               Age                Ages
 Year         0 - 50              51                52                53                54              55 - 80
----------------------------------------------------------------------------------------------------------------
   1          100.00%           100.00%           100.00%           100.00%           100.00%           100.00%
----------------------------------------------------------------------------------------------------------------
   2          100.00%           100.00%           100.00%           100.00%           100.00%           100.00%
----------------------------------------------------------------------------------------------------------------
   3          100.00%           100.00%           100.00%           100.00%           100.00%           100.00%
----------------------------------------------------------------------------------------------------------------
   4          100.00%           100.00%           100.00%           100.00%           100.00%           100.00%
----------------------------------------------------------------------------------------------------------------
   5          100.00%           100.00%           100.00%           100.00%           100.00%           100.00%
----------------------------------------------------------------------------------------------------------------
   6           90.00%            88.89%            87.50%            85.71%            83.33%            80.00%
----------------------------------------------------------------------------------------------------------------
   7           80.00%            77.78%            75.00%            71.43%            66.67%            60.00%
----------------------------------------------------------------------------------------------------------------
   8           70.00%            66.67%            62.50%            57.14%            50.00%            40.00%
----------------------------------------------------------------------------------------------------------------
   9           60.00%            55.56%            50.00%            42.86%            33.33%            20.00%
----------------------------------------------------------------------------------------------------------------
  10           50.00%            44.44%            37.50%            28.57%            16.67%             0.00%
----------------------------------------------------------------------------------------------------------------
  11           40.00%            33.33%            25.00%            14.29%             0.00%             0.00%
----------------------------------------------------------------------------------------------------------------
  12           30.00%            22.22%            12.50%             0.00%             0.00%             0.00%
----------------------------------------------------------------------------------------------------------------
  13           20.00%            11.11%             0.00%             0.00%             0.00%             0.00%
----------------------------------------------------------------------------------------------------------------
  14           10.00%             0.00%             0.00%             0.00%             0.00%             0.00%
----------------------------------------------------------------------------------------------------------------
  15+           0.00%             0.00%             0.00%             0.00%             0.00%             0.00%
----------------------------------------------------------------------------------------------------------------

                     EXCESS PREMIUM SURRENDER CHARGE FACTORS
---------------------------------------------------------------------------------------
                       MALE                  MALE            FEMALE             FEMALE
   ISSUE AGE         NONSMOKER              SMOKER          NONSMOKER           SMOKER
---------------------------------------------------------------------------------------
 44 or younger         7.60%                7.60%             7.60%             7.60%
---------------------------------------------------------------------------------------
     45-49             7.60%                7.40%             7.60%             7.60%
---------------------------------------------------------------------------------------
     50-54             7.60%                7.20%             7.60%             7.60%
---------------------------------------------------------------------------------------
     55-59             7.50%                7.00%             7.50%             7.50%
---------------------------------------------------------------------------------------
     60-64             7.00%                7.00%             7.00%             7.00%
---------------------------------------------------------------------------------------
      65               5.75%                5.75%             5.75%             5.75%
---------------------------------------------------------------------------------------
      66               5.44%                5.75%             5.75%             5.75%
---------------------------------------------------------------------------------------
      67               5.13%                5.75%             5.75%             5.75%
---------------------------------------------------------------------------------------
      68               4.82%                5.75%             5.75%             5.75%
---------------------------------------------------------------------------------------
      69               4.51%                5.13%             5.75%             5.13%
---------------------------------------------------------------------------------------
      70               4.20%                4.50%             4.50%             4.50%
---------------------------------------------------------------------------------------
      71               3.81%                4.20%             4.50%             4.15%
---------------------------------------------------------------------------------------
      72               3.42%                3.90%             4.50%             3.80%
---------------------------------------------------------------------------------------
      73               3.03%                3.60%             4.00%             3.45%
---------------------------------------------------------------------------------------
      74               2.45%                3.30%             3.50%             3.10%
---------------------------------------------------------------------------------------
      75               2.25%                3.00%             3.00%             2.75%
---------------------------------------------------------------------------------------
      76               1.80%                2.40%             2.60%             2.30%
---------------------------------------------------------------------------------------
      77               1.35%                1.80%             2.20%             1.85%
---------------------------------------------------------------------------------------
      78               0.90%                1.20%             1.80%             1.40%
---------------------------------------------------------------------------------------
      79               0.45%                0.60%             1.40%             0.95%
---------------------------------------------------------------------------------------
      80               0.00%                0.00%             1.00%             0.50%
---------------------------------------------------------------------------------------

     Notwithstanding the foregoing, the CDSC for the initial Face
Amount during the first two Policy Years will not exceed 30% of the first GAP paid under the Policy, 10% of the second GAP paid, and

9% of premium payments made in excess of two GAP's. Likewise, the CDSC for any increase in Face Amount during the first two Policy Years following the increase will not exceed 30% of the first GAP attributable to the increase, 10% of the second GAP attributable to the increase, and 9% of premium payments attributable to the increase in excess of two GAP's.

The CDSC compensates the Company for expenses relating to the distribution of the Policy, including agents' commissions, advertising, and the printing of the Prospectus and sales literature.

The Target Premium depends upon the Insured's Attained Age (on the Issue Date or on the effective date of a requested increase), sex (except under any Policies sold in Montana, see Unisex Requirements Under Montana Law), and smoking risk class. The Target Premium will be fixed and determined on the Issue Date or the effective date of any requested increase in Face Amount. The Target Premium for the initial Face Amount or a requested increase in Face Amount is determined by multiplying (a) the applicable factor per $1,000 of Face Amount from Appendix B (using the Insured's Attained Age on the Issue Date or on the effective date of an increase), by (b) the initial Face Amount or the Face Amount of the increase, and dividing the result by 1,000.

Because additional premium payments are not required to fund a requested increase in Face Amount, a special rule applies to determine the amount of "premiums attributable to the increase." In general, "premiums attributable to the increase" will equal the sum of a proportionate share of the Cash Surrender Value on the effective date of the increase, before any deductions are taken, plus a proportionate share of premium payments actually made on or after the effective date of the increase. This means that, in effect, in calculating the amount of the Contingent Deferred Sales Charge a portion of the existing Cash Surrender Value will be deemed to be a premium payment for the increase, and subsequent premium payments will be prorated. The proportion of existing Cash Surrender Value and subsequent premium payments attributable to the increase will equal the ratio of the Target Premium for the requested increase to the sum of the Target Premiums for the total Face Amount in effect under the Policy, including the Target Premium for the requested increase. See Appendix B for a table of Target Premium Factors.

CHARGE ASSESSED UPON DECREASES. Assuming there has been no prior requested increase in Face Amount, the amount of the Contingent Deferred Sales Charge deducted upon a decrease in Face Amount will equal a fraction of the charge that would be deducted if the Policy were surrendered at that time. The fraction will be determined by dividing the amount of the decrease by the Policy's Face Amount on the Issue Date of the Policy and multiplying the result by the charge.

If there has been a prior increase in Face Amount, the amount of the charge will depend on whether the initial Face Amount or subsequent increases in Face Amount are being decreased, which, in turn, will depend on whether the decrease arises from a partial withdrawal or a requested decrease in Face Amount. (See Policy Benefits--Death Benefit- -Change in Face Amount and Additional Coverage from Riders, and Policy Rights--Surrender and Partial Withdrawals.) The charge deducted will equal the proportionate amount of the Contingent Deferred Sales Charge for each portion of the Face Amount being decreased, based on the relationship of the decrease to the applicable portions of the Face Amount.

REDUCTION OF CHARGES. The Policy is available for purchase by individuals, corporations, and other institutions. For certain individuals and certain corporate or other group or sponsored arrangements purchasing one or more Policies, General American may waive or reduce the amount of the Contingent Deferred Sales Charge, Selection and Issue Expense Charge, monthly administrative charge, or other charges where the expenses associated with the sale of the Policy or Policies or the underwriting or other administrative costs associated with the Policy or Policies are reduced.

Sales, underwriting, or other administrative expenses may be reduced for reasons such as expected economies resulting from a corporate purchase or a group or sponsored arrangement; from the amount of the Initial Premium payment or payments; from the amount of projected premium payments; or from lower Target Premiums when the death benefit under a Policy has been increased by the amount of the coverage provided by a SCTR. General American will determine in its discretion if, and in what amount, a reduction is appropriate. The Company may modify its criteria for qualification for reduction of charges as experience is gained, subject to the limitation that such reductions will not be unfairly discriminatory against the interests of any Owner.

                      SEPARATE ACCOUNT CHARGES

MORTALITY AND EXPENSE RISK CHARGE. General American will deduct a daily charge from the Separate Account at the rate of .002455% of the average net assets of each Division of the Separate Account, which equals an effective annual rate of

 .90% of those net assets. This deduction is guaranteed not to increase while the Policy is in effect. General American may realize a profit from this charge.

The mortality risk assumed by General American is that Insureds may die sooner than anticipated and that therefore General American will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy.

FUND EXPENSES. The value of the net assets of the Separate Account will reflect the investment advisory fee and other expenses incurred by the underlying investment companies. See the prospectuses for the respective Funds for a description of investment advisory fees and other expenses.

No charges are currently made to the Separate Account for Federal, state, or local taxes that the Company incurs which may be attributable to such Separate Account or to the Policy. The Company may make a charge for any taxes or economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policy. (See Federal Tax Matters.)

                             DIVIDENDS

The Policy is a participating Policy which is entitled to a share, if any, of the divisible surplus of the Company as determined each year and apportioned to it. This surplus will be distributed as a dividend payable annually on the January Monthly Anniversary. If the Insured dies after the dividend has been determined, the Company will pay any unpaid dividend to the Beneficiary. Because investment results are credited directly through changes in the Policy's Cash Value, the Company expects little or no divisible surplus to be credited to a policy; no dividends have been credited in the past.

Dividends under participating policies may be described as refunds of premiums which adjust the cost of a Policy to the actual level of costs emerging over time after the issue of the Policies. Both Federal and state law recognize that dividends are generally considered to be a refund of a portion of the premium paid and therefore are not treated as income for Federal or state income tax purposes. However, depending on the dividend payment option chosen (See below), dividends may have tax consequences to Owners. Counsel or other competent tax advisors should be consulted for more complete information.

Dividend illustrations published at the time of issue of a Policy reflect the actual recent experience of the issuing insurance company with respect to factors such as interest, mortality, and expenses.
State law generally prohibits a company from projecting or estimating future results. State law also requires that dividends must be based on surplus, after setting aside certain necessary amounts, and that such surplus must be apportioned equitably among participating policies. In other words, in principle and by statute, dividends must be based on actual experience and cannot be guaranteed at issue of a Policy.

Each year the Company's actuary analyzes the current and recent past experience and compares it to the assumptions used in determining the premium rates at the time of issue. Some of the more important data studied includes mortality and lapse rates, investment yield in the General Account, and actual expenses incurred in administering the Policy. Such data is then allocated to each dividend class, e.g., by year of issue, age, and plan. The actuary then determines what dividends can be equitably apportioned to each Policy class and makes a recommendation to the Company's Board of Directors ("the Board"). The Board, which has the ultimate authority to declare dividends, will vote the amount of surplus to be apportioned to each Policy class, thereby authorizing the distribution of the annual dividend.

An Owner may choose one of the following dividend options. Dividends will be credited under the chosen option until the Owner changes it. If the Owner does not choose an option, the Company will credit the dividend under Dividend Option B until such time as the Owner requests in writing a different option.

DIVIDEND OPTION A: CASH. The amount of the dividend will be paid in cash.

DIVIDEND OPTION B: INCREASE CASH VALUE. The amount of the dividend will be added to the Policy's Cash Value on the date of the dividend payment. The Cash Value will be increased by the amount of the dividend. The dividend will be allocated to the General Account (if available) and the Divisions of the Separate Account according to the current allocation of Net Premium.

                        THE GENERAL ACCOUNT

Because of exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933, and the General Account has not been registered as an investment company under the 1940 Act. Accordingly, neither the General Account nor any interests therein are subject to the provisions of these

Acts and, as a result, the staff of the SEC has not reviewed the disclosure in this Prospectus relating to the General Account. The disclosure regarding the General Account may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

                        GENERAL DESCRIPTION

The General Account consists of all assets owned by General American other than those in the Separate Account and other separate accounts. Subject to applicable law, General American has sole discretion over the investment of the assets of the General Account.

At issue, General American will determine the maximum percentage of the non-borrowed Cash Value that may be allocated, either initially or by transfer, to the General Account. The ability to allocate Net Premiums or to transfer Cash Value to the General Account may not be made available, in the Company's discretion, under certain Policies.
Further, the option may be limited with respect to some Policies. The Company may, from time to time, adjust the extent to which premiums or Cash Value may be allocated to the General Account ("the maximum allocation percentage"). Such adjustments may not be uniform as to all Policies. General American may at any time modify the General Account maximum allocation percentage. Subject to this maximum, an Owner may elect to allocate Net Premiums to the General Account, the Separate Account, or both. Subject to this maximum, the Owner may also transfer Cash Value from the Divisions of the Separate Account to the General Account or from the General Account to the Divisions of the Separate Account. The allocation of Net Premiums or the transfer of Cash Value to the General Account does not entitle an Owner to share in the investment experience of the General Account. Instead, General American guarantees that Cash Value allocated to the General Account will accrue interest at a rate of at least 4.0%, compounded annually, independent of the actual investment experience of the General Account.

The Loan Account is part of the General Account.

                             THE POLICY

This Prospectus describes a flexible premium variable life insurance policy. This Prospectus is generally intended to serve as a disclosure document only for the aspects of the Policy relating to the Separate Account. For complete details regarding the General Account, see the Policy itself.

                      GENERAL ACCOUNT BENEFITS

If the Owner allocates all Net Premiums only to the General Account and makes no transfers, partial withdrawals, or Policy Loans, the entire investment risk will be borne by General American, and General American guarantees that it will pay at least a minimum specified death benefit. The Owner may select Death Benefit Option A, B, or C under the Policy and may change the Policy's Face Amount subject to satisfactory evidence of insurability.

                     GENERAL ACCOUNT CASH VALUE

Net Premiums allocated to the General Account are credited to the Cash Value. General American bears the full investment risk for these amounts and guarantees that interest will be credited to each Owner's Cash Value in the General Account at a rate of no less than 4% per year, compounded annually. General American may, IN ITS SOLE DISCRETION, credit a higher rate of interest, although it is not obligated to credit interest in excess of 4.0% per year and might not do so. ANY INTEREST CREDITED ON THE POLICY'S CASH VALUE IN THE GENERAL ACCOUNT IN EXCESS OF THE GUARANTEED MINIMUM RATE OF 4.0% PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF GENERAL AMERICAN. THE POLICY OWNER ASSUMES THE RISK THAT INTEREST CREDITED MAY NOT EXCEED THE GUARANTEED MINIMUM RATE OF 4.0% PER YEAR. If excess interest is credited, a different rate of interest may be applied to the Cash Value in the Loan Account. The Cash Value in the General Account will be calculated on each Monthly Anniversary of the Policy.

General American guarantees that, on each Valuation Date, the Cash Value in the General Account will be the amount of the Net Premiums allocated or Cash Value transferred to the General Account, plus interest at the rate of 4.0% per year, plus any excess interest which General American credits and any amounts transferred into the General Account, less the sum of all Policy charges allocable to the General Account and any amounts deducted from the General Account in connection with partial withdrawals, surrender charges, or transfers to the Separate Account.

    TRANSFERS, SURRENDERS, PARTIAL WITHDRAWALS, AND POLICY LOANS

After the first Policy Year and prior to the death of the Insured, a portion of Cash Value may be withdrawn from the General Account or transferred from the General Account to the Separate Account. A maximum total of four partial withdrawals and transfers from the General Account is permitted in a Policy Year. A partial withdrawal, net of any applicable surrender charges, and any transfer must be at least $500 or the Policy's entire Cash Value in the General Account if less than $500. No amount may be withdrawn from the General Account that would result in there being insufficient Cash Value to meet any surrender charges that would be payable immediately following the withdrawal upon the surrender of the remaining Cash Value of the Policy. The total amount of transfers and withdrawals in a Policy Year may not exceed a Maximum Amount equal to the greater of (a) 25% of the Cash Surrender Value in the General Account at the beginning of the Policy Year or (b) the previous Policy Year's Maximum Amount (not to exceed the total Cash Surrender Value of the Policy).

Transfers to the General Account are limited by the maximum allocation percentage (described above) in effect for a Policy at the time a transfer request is made.

Policy Loans may also be made from the Policy's Cash Value in the General Account.

Loans and withdrawals from the General Account may have Federal income tax consequences. (See Federal Tax Matters.)

No transfer charge currently is imposed on transfers to and from the General Account. However, such a charge may be imposed in the future. General American may revoke or modify the privilege of transferring amounts to or from the General Account at any time. Partial withdrawals will result in the imposition of the applicable surrender charges.

Transfers, surrenders, and partial withdrawals payable from the General Account and the payment of Policy Loans allocated to the General Account may, subject to certain restrictions, be delayed for up to six months. However, if payment is deferred for 30 days or more, General American will pay interest at the rate of 2.5% per year for the period of the deferment.

                          GENERAL MATTERS

         POSTPONEMENT OF PAYMENTS FROM THE SEPARATE ACCOUNT

The Company usually pays amounts payable on partial withdrawal, surrender, or Policy Loans allocated to the Separate Account Divisions within seven days after written notice is received. Payment of any amount payable from the Divisions of the Separate Account upon surrender, partial withdrawals, death of Insured, as well as payments of a Policy Loan and transfers, may be postponed whenever: (i) the New
York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted as determined by the SEC; (ii) the SEC, by order, permits postponement for the protection of Owners; or (iii) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets. The Company may defer payment of the portion of any Policy Loan from the General Account for not more than six months.

Payments under the Policy of any amounts derived from premiums paid by check may be delayed until the check has cleared the bank upon which it is drawn.

                            THE CONTRACT

The Policy, the attached application, any riders, endorsements, any application for an increase in Face Amount, and any application for reinstatement constitute the entire contract. All statements made by the Insured in the application and any supplemental applications can be used to contest a claim or the validity of the Policy. Any change to the Policy must be in writing and approved by the President, a Vice President, or the Secretary of the Company. No agent has the authority to alter or modify any of the terms, conditions, or agreements of the Policy or to waive any of its provisions.

                         CONTROL OF POLICY

The Insured is the Owner of the Policy unless another person or entity is shown as the Owner in the application. Ownership may be changed, however, as described below. The Owner is entitled to all rights provided by the Policy, prior to the death of the Insured. Any person whose rights of ownership depend upon some future event does not possess any present rights of ownership. If there is more than one Owner at a given time, all Owners must exercise the rights of ownership by joint action. If the Owner dies, and the Owner is not the Insured, the Owner's interest in the Policy becomes the property of his or her estate unless otherwise provided. Unless otherwise provided, the Policy is jointly owned by all Owners named in the Policy or by the survivors of those joint Owners. Unless otherwise stated in the Policy, the final Owner is the estate of the last joint Owner to die. The Company may rely on the written request of any trustee of a trust which is the Owner of the Policy, and the Company is not responsible for the proper administration of any such trust.

                            BENEFICIARY

The Beneficiary(ies) is (are) the person(s) specified in the application or by later designation. Unless otherwise stated in the Policy, the Beneficiary has no rights in a Policy before the death of the Insured. If there is more than one Beneficiary at the death of the Insured, each Beneficiary will receive equal payments unless otherwise provided by the Owner. If no Beneficiary is living at the death of the Insured, the proceeds will be payable to the Owner or, if the Owner is not living, to the Owner's estate.

The Policy permits the designation of various types of trust as Beneficiary(ies), including trusts for minor beneficiaries, trusts under a will, and trusts under a separate written agreement. An Owner is also permitted to designate several types of beneficiaries, including business beneficiaries. For more details about the use of trusts and specialized types of beneficiaries, refer to the Policy.

                     CHANGE OF OWNER OR BENEFICIARY

The Owner may change the ownership and/or Beneficiary designation by written request in a form acceptable to the Company at any time during the Insured's lifetime, subject to any restrictions stated in the Policy and this Prospectus. The Company may require that the Policy be returned for endorsement of any change. If acceptable to us, the change will take effect as of the date the request is signed, whether or not the Insured is living when the request is received at the Company's Home Office. The Company is not liable for any payment made or action taken before the Company received the written request for change. If the Owner is also a Beneficiary of the Policy at the time of the Insured's death, the Owner may, within 60 days of the Insured's death, designate another person to receive the Policy proceeds. Any change will be subject to any assignment of the Policy or any other legal restrictions.

                             POLICY CHANGES

The Company reserves the right to limit the number of changes to a Policy to one per Policy Year and to restrict changes in the first Policy Year. Currently, only one change is permitted during any Policy Year, and no change may be made during the first Policy Year. For this purpose, changes include increases or decreases in Face Amount and changes in the death benefit option. No change will be permitted that would result in this policy not satisfying the definition of life insurance under the Internal Revenue code of 1986 or any applicable successor provision thereto.

                        CONFORMITY WITH STATUTES

If any provision in a Policy is in conflict with the laws of the state governing the Policy, the provision will be deemed to be amended to conform to such laws. In addition, the Company reserves the right to change the Policy if it is determined that a change is necessary to cause this Policy to comply with, or give the Owner the benefit of, any Federal or state statute, rule, or regulation, including, but not limited to requirements of the Internal Revenue Code, or its regulations or published rulings.

                          CLAIMS OF CREDITORS

To the extent permitted by law, neither the Policy nor any payment under it will be subject to the claims of creditors or to any legal process.

                            INCONTESTABILITY

The Policy is incontestable after it has been in force for two years from the Issue Date during the lifetime of the Insured. An increase in Face Amount and an addition of a rider after the Issue Date are incontestable after such increase or addition has been in force for two years from its effective date during the lifetime of the Insured. Any reinstatement of a Policy is incontestable only after it has been in force during the lifetime of the Insured for two years after the effective date of the reinstatement.

                               ASSIGNMENT

The Company will be bound by an assignment of a Policy only if: (a) the assignment is in writing; (b) the original assignment instrument or a certified copy thereof is filed with the Company at its Home Office; and
(c) the Company returns an acknowledged copy of the assignment instrument to the Owner. The Company is not responsible for determining the validity of any assignment. Payment of Policy proceeds is subject to the rights of any assignee of record. If a claim is based on an assignment, the Company may require proof of the interest of the claimant. A valid assignment will take precedence over the claim of any Beneficiary.

                                SUICIDE

Suicide within two years of the Issue Date is not covered by the Policy. If the Insured dies by suicide, while sane or insane, within two years from the Issue Date (or within the maximum period permitted by the laws of the state in which the Policy was delivered, if less than two years), the amount payable will be limited to premiums paid, less any partial withdrawals and any outstanding Indebtedness. Subject to certain limitations, if the Insured dies by suicide, while sane or insane, within two years after the effective date of an increase in Face Amount, the death benefit for that increase will be limited to the amount of the monthly deductions for the increase.

If the Insured is a Missouri citizen when the Policy is issued, this provision does not apply on the Issue Date of the Policy, or on the effective date of an increase in Face Amount, unless the Insured intended suicide when the Policy or the increase in Face Amount was applied for.

               MISSTATEMENT OF AGE OR SEX AND CORRECTIONS

If the age or sex (except under any Policies sold in Montana, see Unisex Requirements Under Montana Law) of the Insured has been misstated in the application, the amount of the benefit will be equitably adjusted on the basis of the correct facts.

Any payment or Policy changes made by the Company in good faith, relying on its records or evidence supplied with respect to such payment, will fully discharge the Company's duty. The Company reserves the right to correct any errors in the Policy.

                     ADDITIONAL INSURANCE BENEFITS

Subject to certain requirements, one or more of the following additional insurance benefits may be added to a Policy by rider. The descriptions below are intended to be general; the terms of the Policy riders providing the additional benefits may vary from state to state, and the Policy should be consulted. Many, but not all, of these additional insurance benefits require additional charges. The cost of any additional insurance benefits which require additional charges will be deducted as part of the monthly deduction from the Policy's Cash Value. (See Charges and Deductions--Monthly Deduction.) Certain restrictions may apply and are described in the applicable rider. An insurance agent authorized to sell the Policy can describe these extra benefits further. Samples of the provisions are available from General American upon written request.

WAIVER OF MONTHLY DEDUCTION RIDER. Provides for the waiver of the monthly deduction while the Insured is totally disabled, subject to certain limitations described in the rider. The Insured must have become disabled after age 5 and before age 65.

WAIVER OF SPECIFIED PREMIUM RIDER. Provides for crediting the Policy's Cash Value with a specified monthly premium while the Insured is totally disabled. The monthly premium selected at issue is not guaranteed to keep the Policy in force. The Insured must have become disabled after age 5 and before age 65.

ACCIDENTAL DEATH BENEFIT RIDER. Provides additional insurance if the Insured's death results from accidental bodily injury, as defined in the rider. Under the terms of the rider, the additional benefits provided in the Policy will be paid upon receipt of proof by the Company that death: resulted directly from accidental bodily injury and independently of all other causes; occurred within 120 days from the date of injury; and occurred on or after the Policy Anniversary nearest the Insured's age 0 and before age 70.

CHILDREN'S LIFE INSURANCE RIDER. Provides for term life insurance on the Insured's children, as defined in the rider. Under the terms of the rider, the death benefit will be payable to the named Beneficiary upon the death of any insured child. Upon receipt of proof of the Insured's death before the rider terminates, insurance on the life of any insured child will continue without further premium payments.

GUARANTEED OPTION TO INCREASE THE FACE AMOUNT RIDER. Provides that the Owner can purchase additional insurance under an existing Policy at certain future dates without evidence of insurability.

ADDITIONAL INSURED FAMILY TERM RIDER. Provides for term life insurance on an Additional Insured. An Additional Insured must be an immediate family member (spouse or child) of the Insured. A rider is issued for each additional family member individually. Under the terms of the rider, the death benefit will be payable to the named Beneficiary upon the death of the Additional Insured.

INCREASING BENEFIT RIDER. Provides generally for annual increases in Face Amount under the Policy and coverages under any SCTR until the Insured attains age 65. Increases may be either a fixed percentage or indexed to a cost of living.

SUPPLEMENTAL COVERAGE TERM RIDER. Provides additional insurance coverage on a basis different from that under the Policy. Coverage under a SCTR generally has a lower cost of insurance, but has no Cash Value associated with it.

GUARANTEED SURVIVOR PURCHASE OPTION RIDER.  Provides that the
Beneficiary upon death of the Insured may purchase an option policy on a "designated life." The designated life is named in the rider section of the application for this Policy and may not be changed. No evidence of insurability is required for the option policy.

                          RECORDS AND REPORTS

The Company will maintain all records relating to the Separate Account and will mail to the Owner once each Policy Year, at the last known address of record, a report which shows the current Policy values, premiums paid, deductions made since the last report, and any outstanding Policy Loans. The Owner will also be sent a periodic report for each Fund. Receipt of premium payments, transfers, partial withdrawals, Policy Loans, loan repayments, changes in death benefit options, increases or decreases in Face Amount, surrenders, and reinstatements will be confirmed promptly following each transaction.

An Owner may request in writing a projection of illustrated future Cash Surrender Values and death benefits. This projection will be furnished by the Company for a nominal fee which will not exceed $25.

                      DISTRIBUTION OF THE POLICIES

The Policies will be sold by individuals who, in addition to being licensed as life insurance agents for the Company, are also registered representatives of Walnut Street Securities, Inc. ("Walnut Street"), the principal underwriter of the Policies, or of broker-dealers who have entered into written sales agreements with Walnut Street. Walnut
Street was incorporated under the laws of Missouri in 1984 and is a wholly-owned subsidiary of General American Holding Company, which is, in turn, a wholly-owned subsidiary of the Company. Walnut Street is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. No director or officer of Walnut Street owns any units in the Separate Account.

Walnut Street receives no administrative fees, management fees, or other fee income from sales of the Policies.


Writing agents will receive commissions based on a commission schedule and rules. Currently, agent first-year commissions can equal up to 45% of the Target Premium and either 2.0% or 2.5% of the excess first year premium, depending on the sales contract. In renewal years, the agent commissions equal 2.0%, 2.5% or 3.0% of premium paid. For all years after the first, a commission of .34% of the average monthly non-loaned
Cash Value for each Policy Year is paid. In addition, bonuses based on first-year commissions may be earned during years 2 through 10 if an agent is covered by a contract under which the lower percent of premium commissions is paid. In addition, the Company, general agent, and writing agent may enter into agreements that compensate the writing agent for basic expenses, renewal overrides, and incentive bonuses. These are maximum commissions, and reductions may be possible under the circumstances outlined in the section entitled Reduction of Charges. General Agents receive compensation which may be based in part on the level of agent commissions in their agencies.


The General Agent commission schedules and rules differ for different types of agency contracts.


                          FEDERAL TAX MATTERS

                              INTRODUCTION

The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon General American's understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of continuation of the present Federal income tax laws or of the current interpretations by the Internal Revenue Service.

                        TAX STATUS OF THE POLICY

Section 7702 of the Internal Revenue Code of 1986, as amended ("the Code") includes a definition of a life insurance contract for Federal tax purposes. The Secretary of the Treasury ("the Treasury") issued proposed regulations which specify what will be considered reasonable mortality charges under Section 7702. Guidance as to how Section 7702 is to be applied is, however, limited. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such Policy would not provide most of the tax advantages normally provided by a life insurance policy.

With respect to a Policy issued on the basis of a standard premium class or on a guaranteed or simplified issue basis, while there is some uncertainty due to the limited guidance under Section 7702, the Company believes that such a Policy should meet the Section 7702 definition of a life insurance contract. However, with respect to a Policy issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk), it is not clear whether such a Policy would satisfy
Section 7702, particularly if the Owner pays the full amount of premiums permitted under the Policy.

If it is subsequently determined that a Policy does not satisfy Section 7702, the Company will take whatever steps are appropriate and necessary to attempt to cause such a Policy to comply with Section 7702, including possibly refunding any premiums paid that exceed the limitations allowable under Section 7702 (together with interest or other earnings on any such premiums refunded as required by law). For these reasons, the Company reserves the right to modify the Policy as necessary to attempt to qualify it as a life insurance contract under Section 7702.

Section 817(h) of the Code authorizes the Treasury to set standards by regulation or otherwise for the investments of the Separate Account to be "adequately diversified" in order for the Policy to be treated as a life insurance contract for Federal tax purposes. The Separate Account intends to comply with the diversification requirements prescribed by the Treasury in Regulation Section 1.817-5, which affect how assets may be invested. Although General American does not control the Funds, it has entered into agreements which require these investment companies to be operated in compliance with the requirements prescribed by the Treasury.

The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets, for federal income tax purposes, if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. If that were to be determined to be the case, income and gains from the separate account assets would be includible in the variable contract owner's gross income. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets."

The ownership rights under the Policy are different in certain respects from those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. For example, the Owner has additional flexibility in allocating Premium payments and Policy Values. These differences could result in an Owner being treated as the owner of a pro rata portion of the assets of the Separate Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Separate Account.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

1. TAX TREATMENT OF POLICY BENEFITS. In general, the Company believes that the proceeds and cash value increases of a policy should be treated in a manner consistent with a fixed-benefit life insurance policy for Federal income tax purposes. Thus, the death benefit under the Policy should be excludable from the gross income of the Beneficiary under
Section 101(a)(1) of the Code.

Many changes or transactions involving a Policy may have tax consequences, depending on the circumstances. Such changes include, but are not limited to, the exchange of the Policy, a change of the Policy's Face Amount, a change of Owner, an assignment, a Policy Loan, an additional premium payment, a Policy lapse with an outstanding Policy Loan, a partial withdrawal, or a surrender of the Policy. In addition, Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend upon the circumstances of each Owner or Beneficiary. A competent tax advisor should be consulted for further information.

A Policy may also be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of a Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement.

Generally, the Owner will not be deemed to be in constructive receipt of the Policy's Cash Value, including increments thereof, until there is a distribution. The tax consequences of distributions from, and Policy Loans taken from or secured by, a Policy depend on whether the Policy is classified as a "modified endowment contract". However, upon a complete surrender or lapse of any Policy, or when benefits are paid at such a Policy's maturity date, if the amount received plus the amount of outstanding Indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

2. MODIFIED ENDOWMENT CONTRACTS. A Policy may be treated as a modified endowment contract depending upon the amount of premiums paid in relation to the death benefit provided under such Policy. The premium limitation rules for determining whether a Policy is a modified endowment contract are extremely complex. In general, however, a Policy will be a modified endowment contract if the accumulated premiums paid at any time during the first seven Policy Years exceed the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums.

In addition, if a Policy is "materially changed," it may cause such Policy to be treated as a modified endowment contract. The material change rules for determining whether a Policy is a modified endowment contract are also extremely complex. In general, however, the determination of whether a Policy will be a modified endowment contract after a material change generally depends upon the relationship among the death benefit at the time of such change, the Cash Value at the time of the change, and the additional premiums paid in the seven Policy Years starting with the date on which the material change occurs.

Moreover, a life insurance contract received in exchange for a life insurance contract classified as a modified endowment contract will also be treated as a modified endowment contract. A reduction in a Policy's benefits may also cause such Policy to become a modified endowment contract.

Due to the Policy's flexibility, classification of a Policy as a modified endowment contract will depend upon the circumstances of each Policy. The Company has, however, adopted administrative steps designed to protect an Owner against the possibility that the Policy might become a modified endowment contract. The Company believes that the safeguards are adequate for most situations, but it cannot provide complete assurance that a Policy will not be classified as a modified endowment contract. At the time a premium is credited which would cause the Policy to become a modified endowment contract, the Company will notify the Owner that unless a refund of the excess premium is requested by the Owner, the Policy will become a modified endowment contract. The Owner will have 30 days after receiving such notification to request the refund. The excess premium paid will be returned to the Owner upon receipt by the Company of the refund request. The amount to be refunded will be deducted from the Policy's Cash Value in the Divisions of the Separate Account and in the General Account in the same proportion as the premium payment was allocated to such Accounts.

Accordingly, a prospective Owner should contact a competent tax advisor before purchasing a Policy to determine the circumstances under which the Policy would be a modified endowment contract. In addition, an Owner should contact a competent tax advisor before paying any additional premiums or making any other change to, including an exchange of, a Policy to determine whether such premium or change would cause the Policy (or the new policy in the case of an exchange) to be treated as a modified endowment contract.

3. DISTRIBUTIONS FROM POLICIES CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS. Policies classified as modified endowment contracts will be subject to the following tax rules: First, all distributions, including distributions upon surrender and benefits paid at maturity, from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Cash Value immediately before the distribution over the investment in the Policy (described below) at such time. Second, Policy Loans taken from, or secured by, such a Policy, as well as due but unpaid interest thereon, are treated as distributions from such a Policy and taxed accordingly. Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or Policy Loan taken from or secured by, such a Policy that (a) is included in income, except where the distribution or Policy Loan is made on or after the Owner attains age 59-1/2, (b) is attributable to the Owner's becoming disabled, or (c) is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's Beneficiary.

4. DISTRIBUTIONS FROM POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACT. Distributions from Policies not classified as modified endowment contracts are generally treated as first recovering the investment in the

Policy (described below) and then, only after the return of all such investment in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the Policy's death benefit (possibly including a partial withdrawal) or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in cash distribution to the Owner in order for the Policy to continue complying with the
Section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702.

Policy Loans from, or secured by, a Policy that is not a modified endowment contract are not treated as distributions. Instead, such loans are treated as Indebtedness of the Owner.

Neither distributions (including distributions upon surrender or lapse) nor Policy Loans from, or secured by, a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

If a Policy which is not a modified endowment contract subsequently becomes a modified endowment contract, then any distribution made from the Policy within two years prior to the date of such change in status may become taxable.

5. POLICY LOAN INTEREST. Generally, interest paid on any loan under a life insurance Policy owned by an individual is not deductible. In addition, interest on any loan under a life insurance Policy owned by a business taxpayer on the life of any individual who is an officer of or is financially interested in the business carried on by that taxpayer is deductible only under certain very limited circumstances. AN OWNER SHOULD CONSULT A COMPETENT TAX ADVISOR BEFORE DEDUCTING ANY LOAN INTEREST.

6. INTEREST EXPENSE ON UNRELATED INDEBTEDNESS. Under provisions added to the Code in 1997 for policies issued after June 8, 1997, if a business taxpayer owns or is the beneficiary of a Policy on the life of any individual who is not an officer, director, employee, or 20 percent owner of the business, and the taxpayer also has debt unrelated to the Policy, a portion of the taxpayer's unrelated interest expense deductions may be lost. No business taxpayer should purchase, exchange, or increase the death benefit under a Policy on the life of any individual who is not an officer, director, employee, or 20 percent owner of the business without first consulting a competent tax Advisor.

7. INVESTMENT IN THE POLICY. Investment in the Policy means (a) the aggregate amount of any premiums or other consideration paid for a Policy, minus (b) the aggregate amount received under the Policy which is excluded from gross income of the Owner (except that the amount of any Policy Loan from, or secured by, a Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus (c) the amount of any Policy Loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the gross income of the Owner.

8. MULTIPLE POLICIES. All modified endowment contracts that are issued by the Company (or its affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in gross income under Section 72(e) of the Code.

9. POSSIBLE CHARGE FOR TAXES. At the present time, the Company makes no charge to the Separate Account for any Federal, state, or local taxes (as opposed to Premium Tax Charges which are deducted from premium payments) that it incurs which may be attributable to such Separate Account or to the Policies. The Company, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policies.


                 UNISEX REQUIREMENTS UNDER MONTANA LAW

The State of Montana generally prohibits the use of actuarial tables that distinguish between men and women in determining premiums and Policy benefits for policies issued on the lives of their residents. Therefore, all Policies offered by this Prospectus to insure residents of Montana will have premiums and benefits which are based on actuarial tables that do not differentiate on the basis of sex.

              SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS

The Company holds the assets of the Separate Account. The assets are kept physically segregated and held separate and apart from the General Account. The Company maintains records of all purchases and redemptions of the applicable fund shares by each of the Divisions. Additional protection for the assets of the Separate Account is afforded by a blanket fidelity bond issued by Lloyd's Underwriters in the amount of $5 million, covering all officers and employees of the Company who have access to the assets of the Separate Account.

                             VOTING RIGHTS

Based on its understanding of current applicable legal requirements, the Company will vote the shares of the Funds held in the Separate Account at regular and special shareholder meetings of the mutual funds in accordance with the instructions received from persons having voting interests in the corresponding Divisions of the Separate Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote shares of the Funds in its own right, it may elect to do so. No voting privileges apply to the Policies with respect to Cash Value removed from the Separate Account as a result of a Policy Loan.

The number of votes which an Owner has the right to instruct will be calculated separately for each Division. Voting rights reflect the dollar value of the total number of units of each Division of the Separate Account credited to the Owner at the record date, rather than the number of units alone. Fractional shares will be counted. The number of votes of the Fund which the Owner has the right to instruct will be determined as of the date coincident with the date established by that Fund for determining shareholders eligible. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the mutual funds.

The Company will vote the shares of a Fund for which no timely instructions are received in proportion to the voting instructions which are received with respect to that Fund. The Company will also vote any shares of the Funds which it owns and which are not attributable to Policies in the same proportion.

Each person having a voting interest in a Division will receive proxy material, reports, and other materials relating to the appropriate Fund.

DISREGARD OF VOTING INSTRUCTIONS. The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of the Fund or to approve or disapprove an investment advisory contract for a Fund. In addition, the Company itself may disregard voting instructions in favor of changes initiated by an Owner in the investment policy or the investment advisor or sub-advisor of a Fund if the Company reasonably disapproves of such changes. A proposed change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or the Company determined that the change would have an adverse effect on its General Account in that the proposed investment policy for a Fund may result in overly speculative or unsound investments. If the Company disregards voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Owners.

                    STATE REGULATION OF THE COMPANY

The Company, a stock life insurance company organized under the laws of Missouri, and the Separate Account are subject to regulation by the Missouri Department of Insurance. An annual statement is filed with the Director of Insurance on or before March 1st of each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically, the Director of Insurance examines the liabilities and reserves of the Company and the Separate Account and certifies their adequacy, and a full examination of the Company's operations is conducted by the National Association of Insurance Commissioners at least once every three years.

In addition, the Company is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance departments of other states apply the laws of the state of domicile in determining permissible investments.

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


                                     MANAGEMENT OF THE COMPANY

                                                         PRINCIPAL OCCUPATION (S)
      NAME                                              DURING PAST FIVE YEARS<F*>
      ----                                              --------------------------
PRINCIPAL OFFICERS<F**>
-----------------------

Richard A. Liddy              Chairman and CEO, 2/2000-present. Formerly Chairman, President and CEO, 1/95-present;
                              Chairman of the Executive Committee, 5/92-present.  Formerly President and CEO, 5/92-1/95.

Robert J. Banstetter, Sr.     Vice President, General Counsel and Secretary, 2/91-present.

John W. Barber                Vice President, 2/2000-present. Formerly Vice President and Controller, 12/84-2/2000.

Barry C. Cooper               Vice President and Controller, 2/2000-present.

Kevin C. Eichner              President, 2/2000-present. Formerly Executive Vice President of General American,
                              President and Chairman of GenMark, Chairman of Walnut Street Securities, 10/97-Present.
                              President and CEO, Collaborative Strategies, 1983-Present.

E. Thomas Hughes              Corporate Actuary and Treasurer, 10/94-present.  Formerly Executive Vice
                              President-Group Pensions, 3/90-10/94.

Warren J. Winer               Executive Vice President-Group Life and Health, 8/95-present.  Formerly Managing
                              Director, William M. Mercer, Inc., 7/93-8/95; President and Chief Operating Officer,
                              W. F. Corroon, 1986-7/93.

Bernard H. Wolzenski          Executive Vice President-Individual Insurance, 10/91-present.  Formerly Vice
                              President-Life Product Management, 5/86-10/91.

A. Greig Woodring             President and Chief Executive Officer, Reinsurance Group of America, 12/92-present.
                              Executive Vice President-Reinsurance, 3/90-present.

<F*>  All positions listed are with General American unless otherwise indicated.
<F**> The principal business address of Messrs. Banstetter, Cooper, Hughes, and
      Liddy is General American Life Insurance Company, 700 Market Street,
      St. Louis, Missouri 63101.  The principal business address for
      Messrs. Barber, Winer and Wolzenski is 13045 Tesson Ferry Road,
      St. Louis, Missouri 63128.  The principal business address for
      Mr. Woodring is 1370 Timberlake Manor Parkway, Chesterfield, MO
      63017. The principal business address for Mr. Eichner is 670 Mason
      Ridge Center Drive, Suite 100, St. Louis, Missouri 63141.

                                 54



                                                         PRINCIPAL OCCUPATION (S)
      NAME                                              DURING PAST FIVE YEARS<F*>
      ----                                              --------------------------
DIRECTORS
---------

August A. Busch III                    Chairman of the Board and President, Anheuser-Busch Companies,
Anheuser-Busch Companies, Inc.         Inc. (beer business).
One Busch Place
St. Louis, Missouri 63118

William E. Cornelius                   Retired Chairman and Chief Executive Officer, Union Electric Company
Union Electric Company                 (electric utility business). Prior to 1993, Chairman and Chief
P.O. Box 149                           Executive Officer.
St. Louis, Missouri 63166

John C. Danforth                       Partner.  Formerly, U. S. Senator, State of Missouri.
Bryan Cave
One Metropolitan Square, Suite 3600
St. Louis, Missouri 63102

Bernard A. Edison                      Past President, Edison Brothers Stores, Inc. (retail specialty
Edison Brothers Stores, Inc.           stores).
P.O. Box 14020
St. Louis, Missouri 63178

Richard A. Liddy                       Chairman and CEO, General American
General American Life Insurance Co.
700 Market Street
St. Louis, Missouri 63101

William E. Maritz                      Chairman and Chief Executive Officer, Maritz, Inc.
Maritz, Inc.                           (motivation, travel, communications, training and marketing
1375 North Highway Drive               research business).
Fenton, Missouri 63099

Craig D. Schnuck                       Chairman and Chief Executive Officer, Schnuck Markets, Inc.
Schnuck Markets, Inc.                  (retail supermarket chain).  Prior to 1991, President and
11420 Lackland Road                    Chief Executive Officer
P.O. Box 46928
St. Louis, Missouri  63146

William P. Stiritz                     Chairman, Chief Executive Officer and President, Agribrands
Ralston Purina Company                 International, Inc. Formerly Chairman, Chief Executive Officer
Checkerboard Square                    and President, Ralston Purina Company (pet food, batteries, and
St. Louis, Missouri 63164              bread business); Chairman, Ralcorp Holdings, Inc. (ready-to-eat cereal, baby food, ski resorts).

Andrew C. Taylor                       Chief Executive Officer and President, Enterprise Rent-A-Car
Enterprise Rent-A-Car                  (car rental).  Prior to May, 1991, President.
600 Corporate Park Drive
St. Louis, Missouri 63105


                                 55


Robert L. Virgil                       Principal, Edward Jones (investments).  Prior to 1993, Dean,
Edward Jones                           the John M. Olin School of Business, Washington University
12555 Manchester                       (business education)
St. Louis, Missouri  63131-3729

Virginia V. Weldon, M.D.               Director, Center for the Study of American Business, Washington
Monsanto Company                       University. Retired Senior Vice President, Public Policy, Monsanto
800 North Lindbergh                    Company (chemicals diversified industry, pharmaceuticals, life
St. Louis, Missouri  63167             science products, and food ingredients business). Prior to 1993,
                                       Vice President, Public Policy.

Ted C. Wetterau                        President, Wetterau Associates, L.L.C.  Retired Chairman and
Wetterau Associates, L.L.C.            Chief Executive Officer, Wetterau Incorporated (retail and
7700 Bonhomme, Suite 750               wholesale grocery, manufacturing business).
St. Louis, Missouri  63105

<F*>  All positions listed are with General American unless otherwise indicated.

                             LEGAL MATTERS

All matters of Missouri law pertaining to the Policy, including the validity of the Policy and General American's right to issue the Policy under Missouri insurance law, have been passed upon by Robert J.
Banstetter, Vice President, General Counsel, and Secretary of General
American.

                          LEGAL PROCEEDINGS

There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject. General American is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Separate Account.

                                EXPERTS

The audited financial statements of General American and the Separate Account have been included in this Prospectus in reliance on the reports of KPMG LLP, independent certified public accountants, and on the authority of said firm as experts in accounting and auditing.

Actuarial matters included in this Prospectus have been examined by Alan
J. Hobbs, FSA, MAAA, LLIF, Second Vice President & Financial Actuary of General American, as stated in the opinion filed as an exhibit to the registration statement.

                         ADDITIONAL INFORMATION

A registration statement has been filed with the SEC, under the Securities Act of 1933, as amended, with respect to the Policy offered hereby. This Prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Separate Account, General American and the Policy offered hereby. Statements contained in this Prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.

Like all financial services providers, General American utilizes systems that may be affected by the Year 2000 transition issues, and it relies on services providers, including the Funds, that may also be affected. The Company has developed, and is in the process of implementing, a Year 2000 transition plan, and is confirming that its services providers are also so engaged. The resources that are being devoted to this effort are substantial. It is difficult to predict with precision whether the amount of resources ultimately devoted, or the outcome of these efforts, will have any negative impact on the Company. However, as of the date of this prospectus, we do not anticipate that Policy Owners will experience negative effects on their investment, or on the services provided in connection therewith, as a result of Year 2000 transition implementation. General American currently anticipates that its systems will be Year 2000 compliant, but there can be no assurance that the Company will be successful, or that interaction with other service providers will not impair the Company's services at that time.

                          FINANCIAL STATEMENTS

The financial statements of General American which are included in this Prospectus should be distinguished from the financial statements of the Separate Account, and should be considered only as bearing on the ability of General American to meet its obligations under the Policy. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                               APPENDIX A
            ILLUSTRATIONS OF DEATH BENEFITS AND CASH VALUES

The following tables illustrate how the Cash Value, Cash Surrender Value, and death benefit of a Policy change with the investment experience of a Division of the Separate Account. The tables show how the Cash Value, Cash Surrender Value, and death benefit of a Policy issued to an insured of a given age and at a given premium would vary over time if the investment return on the assets held in each Division of the Separate Account were a uniform, gross, after-tax annual rate of 0%, 6%, or 12%. The tables in Appendix A illustrate a Policy issued to a Male, age 45 in a preferred nonsmoker rate class. If the insured falls into a smoker rate class, the Cash Values, Cash Surrender Values, and death benefits would be lower than those shown in the tables. In addition, the Cash Values, Cash Surrender Values, and death benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual Policy Years.

The Cash Value column under the "Guaranteed" heading shows the accumulated value of the Net Premiums paid at the stated interest rate, reflecting deduction of the Selection and Issue Expense Charge, the monthly administrative charges and monthly charges for the cost of insurance based on the maximum values allowed under the 1980 Commissioners Standard Ordinary Nonsmoker Mortality Table. The Cash Surrender Value column under the "Guaranteed" heading shows the projected Cash Surrender Value of the Policy, which is calculated by taking the Cash Value under the "Guaranteed" heading and deducting any appropriate Contingent Deferred Sales Charge. The Cash value column under the "Current" heading shows the accumulated value of the Net Premiums at the stated interest rate, reflecting deduction of the Selection and Issue Expense Charge, the monthly administrative charges and monthly charges for the cost of insurance at their current level, which is less than or equal to that allowed by the 1980 Commissioners Standard Ordinary Nonsmoker Mortality Table. The Cash Value column under the "Current" heading also reflects payment of the projected dividends into the Cash Value. The Cash Surrender Value column under the "Current" heading shows the projected Cash Surrender Value of the Policy, which is calculated by taking the Cash Value under the "Current" heading and deducting any appropriate Contingent Deferred Sales Charge. The illustrations of death benefits reflect the above assumptions. The death benefits also vary between tables depending upon whether Death Benefit Options A or C (Level Type) or Death Benefit Option B (Increasing Type) are illustrated.

The amounts shown for Cash Value, Cash Surrender Value, and death benefit reflect the fact that the investment rate of return is lower than the gross after-tax return on the assets held in a Division of the Separate Account. The charges include a .90% charge for mortality and expense risk, the investment advisory fee (.69% of aggregate average daily net assets is assumed but the actual investment advisory fee applicable to each Division is shown in the respective Prospectuses of each fund, and administrative expenses incurred. After deduction for these amounts, the illustrated gross annual investment rates of return of 0%, 6%, and 12% correspond to approximate net annual rates of -1.59%, 4.41%, and 10.41%, respectively. The Prospectuses for each fund should be consulted for details about the nature and extent of their expenses. There is no arrangement for reimbursing the expenses of General American Capital Company, Russell Insurance Funds, Variable Insurance Products Fund, Variable Insurance Products Fund II, and Van Eck Worldwide Insurance
Trust.

The hypothetical values shown in the tables do not reflect any charges for Federal income taxes against the Separate Account (as opposed to Premium Tax Charges which are deducted from premium payments), since General American is not currently making any such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return of the Divisions of the Separate Account would have to exceed 0%, 6%, and 12% by an amount sufficient to cover the tax charges in order to produce the death benefit and Cash Value illustration. (See Federal Tax Matters.)

The tables illustrate the Policy values that would result based upon the investment rates of return if premiums are paid as indicated, if all Net Premiums are allocated to the Separate Account, if no Policy Loans have been made, and dividends are paid into the Cash Value as projected. The tables are also based on the assumptions that the Owner has not requested an increase or decrease in the Face Amount, that no partial withdrawals have been made, that no transfer charges were incurred, and that no optional riders have been requested.

Upon request, General American will provide a comparable illustration based upon the proposed Insured's age, sex, and rate class, the Face Amount or premium requested, the proposed frequency of premium payments, and any available riders requested.

                                GENERAL AMERICAN LIFE INSURANCE COMPANY
                                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

POLICY FACE AMOUNT: $100,000                                                MALE PREFERRED NONSMOKER AGE 45
DEATH BENEFIT LEVEL (OPTION A)                                                       ANNUAL PREMIUM: $1,971

                                                       FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL
                                                 GROSS ANNUAL RATE OF RETURN @ 0.0% (NET RATE @ -1.59%)

                                         ======== CURRENT ========               ======== GUARANTEED ========

END    AGE      ANNUAL       PREM        SURR       CASH       DEATH             SURR        CASH       DEATH
 OF             PAYMNT      ACCUM @     VALUE       VALUE     BENEFIT            VALUE       VALUE     BENEFIT
YEAR                          5%
 1     46       1,971       2,069         695       1,226     100,000               695       1,226     100,000
 2     47       1,971       4,242       1,963       2,676     100,000             1,951       2,664     100,000
 3     48       1,971       6,521       3,210       4,073     100,000             3,187       4,050     100,000
 4     49       1,971       8,919       4,418       5,430     100,000             4,384       5,397     100,000
 5     50       1,971      11,435       5,577       6,739     100,000             5,532       6,694     100,000
 6     51       1,971      14,076       6,818       7,999     100,000             6,764       7,944     100,000
 7     52       1,971      16,849       8,044       9,213     100,000             7,968       9,137     100,000
 8     53       1,971      19,761       9,264      10,392     100,000             9,147      10,275     100,000
 9     54       1,971      22,818      10,482      11,538     100,000            10,292      11,349     100,000
10     55       1,971      26,029      11,706      12,662     100,000            11,395      12,350     100,000
11     56       1,971      29,399      13,101      13,908     100,000            12,474      13,281     100,000
12     57       1,971      32,939      14,486      15,128     100,000            13,501      14,143     100,000
13     58       1,971      36,655      15,853      16,310     100,000            14,462      14,919     100,000
14     59       1,971      40,557      17,195      17,438     100,000            15,377      15,620     100,000
15     60       1,971      44,655      18,523      18,523     100,000            16,227      16,227     100,000
16     61       1,971      48,957      19,552      19,552     100,000            16,734      16,734     100,000
17     62       1,971      53,474      20,532      20,532     100,000            17,131      17,131     100,000
18     63       1,971      58,217      21,458      21,458     100,000            17,410      17,410     100,000
19     64       1,971      63,197      22,325      22,325     100,000            17,554      17,554     100,000
20     65       1,971      68,426      23,141      23,141     100,000            17,541      17,541     100,000

25     70       1,971      98,766      26,165      26,165     100,000            14,566      14,566     100,000
30     75       1,971     137,488      24,725      24,725     100,000             3,568       3,568     100,000

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES AND DIVIDENDS BASED ON THE CURRENT DIVIDEND SCALE FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS SHOWN. THESE VALUES ARE ALSO BASED ON A POLICY ISSUE DATE OF JANUARY 1 FOR PURPOSES OF DETERMINING DIVIDEND AMOUNTS.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY,
AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON
A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS FOR EACH FUND. THE CASH VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, ANY FUND, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                   GENERAL AMERICAN LIFE INSURANCE COMPANY
                                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

POLICY FACE AMOUNT: $100,000                                                   MALE PREFERRED NONSMOKER AGE 45
DEATH BENEFIT LEVEL (OPTION A)                                                          ANNUAL PREMIUM: $1,971

                                                       FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL
                                                 GROSS ANNUAL RATE OF RETURN @ 6.0% (NET RATE @ 4.41%)

                                         ======== CURRENT ========               ======== GUARANTEED ========

END    AGE      ANNUAL       PREM        SURR       CASH       DEATH             SURR        CASH       DEATH
 OF             PAYMNT      ACCUM @     VALUE       VALUE     BENEFIT            VALUE       VALUE     BENEFIT
YEAR                          5%
 1     46       1,971       2,069         788       1,319     100,000               788       1,319     100,000
 2     47       1,971       4,242       2,235       2,948     100,000             2,224       2,936     100,000
 3     48       1,971       6,521       3,757       4,619     100,000             3,733       4,595     100,000
 4     49       1,971       8,919       5,336       6,348     100,000             5,299       6,311     100,000
 5     50       1,971      11,435       6,964       8,126     100,000             6,914       8,076     100,000
 6     51       1,971      14,076       8,777       9,958     100,000             8,714       9,894     100,000
 7     52       1,971      16,849      10,677      11,847     100,000            10,589      11,758     100,000
 8     53       1,971      19,761      12,680      13,807     100,000            12,545      13,673     100,000
 9     54       1,971      22,818      14,788      15,845     100,000            14,574      15,631     100,000
10     55       1,971      26,029      17,019      17,974     100,000            16,673      17,628     100,000
11     56       1,971      29,399      19,545      20,352     100,000            18,862      19,669     100,000
12     57       1,971      32,939      22,198      22,840     100,000            21,117      21,759     100,000
13     58       1,971      36,655      24,973      25,430     100,000            23,427      23,884     100,000
14     59       1,971      40,557      27,874      28,116     100,000            25,818      26,061     100,000
15     60       1,971      44,655      30,914      30,914     100,000            28,278      28,278     100,000
16     61       1,971      48,957      33,819      33,819     100,000            30,533      30,533     100,000
17     62       1,971      53,474      36,845      36,845     100,000            32,827      32,827     100,000
18     63       1,971      58,217      39,998      39,998     100,000            35,159      35,159     100,000
19     64       1,971      63,197      43,283      43,283     100,000            37,523      37,523     100,000
20     65       1,971      68,426      46,718      46,718     100,000            39,916      39,916     100,000

25     70       1,971      98,766      66,676      66,676     100,000            52,368      52,368     100,000
30     75       1,971     137,488      92,127      92,127     121,383            65,935      65,935     100,000

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES AND DIVIDENDS BASED ON THE CURRENT DIVIDEND SCALE FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS SHOWN. THESE VALUES ARE ALSO BASED ON A POLICY ISSUE DATE OF JANUARY 1 FOR PURPOSES OF DETERMINING DIVIDEND AMOUNTS.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY,
AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON
A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS FOR EACH FUND. THE CASH VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF
THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS.
NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, ANY FUND, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                    GENERAL AMERICAN LIFE INSURANCE COMPANY
                                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

POLICY FACE AMOUNT: $100,000                                                   MALE PREFERRED NONSMOKER AGE 45
DEATH BENEFIT LEVEL (OPTION A)                                                          ANNUAL PREMIUM: $1,971

                                                         FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL
                                                   GROSS ANNUAL RATE OF RETURN @ 12.0% (NET RATE @ 10.41%)

                                         ======== CURRENT ========               ======== GUARANTEED ========

END    AGE      ANNUAL       PREM        SURR       CASH       DEATH             SURR        CASH       DEATH
 OF             PAYMNT      ACCUM @     VALUE       VALUE     BENEFIT            VALUE       VALUE     BENEFIT
YEAR                          5%
 1     46       1,971       2,069         882       1,413     100,000               882       1,413     100,000
 2     47       1,971       4,242       2,520       3,233     100,000             2,508       3,220     100,000
 3     48       1,971       6,521       4,350       5,213     100,000             4,325       5,187     100,000
 4     49       1,971       8,919       6,371       4,383     100,000             6,331       7,343     100,000
 5     50       1,971      11,435       8,593       9,755     100,000             8,537       9,699     100,000
 6     51       1,971      14,076      11,171      12,352     100,000            11,098      42,279     100,000
 7     52       1,971      16,849      14,030      15,200     100,000            13,928      15,097     100,000
 8     53       1,971      19,761      17,211      18,339     100,000            17,056      18,183     100,000
 9     54       1,971      22,818      20,747      21,804     100,000            20,504      21,561     100,000
10     55       1,971      26,029      24,685      25,641     100,000            24,301      25,256     100,000
11     56       1,971      29,399      29,250      30,057     100,000            28,504      29,311     100,000
12     57       1,971      32,939      34,316      34,958     100,000            33,129      33,771     100,000
13     58       1,971      36,655      39,930      40,387     100,000            38,217      38,673     100,000
14     59       1,971      40,557      46,155      46,398     100,000            43,844      44,087     100,000
15     60       1,971      44,655      53,067      53,067     100,000            50,066      50,066     100,000
16     61       1,971      48,957      60,469      60,469     100,000            56,686      56,686     100,000
17     62       1,971      53,474      68,700      68,700     100,000            64,033      64,033     100,000
18     63       1,971      58,217      77,863      77,863     100,000            72,211      72,211     100,000
19     64       1,971      63,197      88,043      88,043     109,173            81,340      81,340     100,861
20     65       1,971      68,426      99,295      99,295     121,140            91,446      91,446     111,564

25     70       1,971      98,766     176,602     176,602     204,858           158,897     158,897     184,320
30     75       1,971     137,488     303,913     303,913     325,187           367,246     367,246     285,953

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES AND DIVIDENDS BASED ON THE CURRENT DIVIDEND SCALE FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS SHOWN. THESE VALUES ARE ALSO BASED ON A POLICY ISSUE DATE OF JANUARY 1 FOR PURPOSES OF DETERMINING DIVIDEND AMOUNTS.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON
A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS FOR EACH FUND. THE CASH VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, ANY FUND, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                    GENERAL AMERICAN LIFE INSURANCE COMPANY
                                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

POLICY FACE AMOUNT: $100,000                                                   MALE PREFERRED NONSMOKER AGE 45
DEATH BENEFIT INCREASING (OPTION B)                                                     ANNUAL PREMIUM: $5,886

                                                       FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL
                                                 GROSS ANNUAL RATE OF RETURN @ 0.0% (NET RATE @ -1.59%)

                                         ======== CURRENT ========               ======== GUARANTEED ========

END    AGE      ANNUAL       PREM        SURR       CASH       DEATH             SURR        CASH       DEATH
 OF             PAYMNT      ACCUM @     VALUE       VALUE     BENEFIT            VALUE       VALUE     BENEFIT
YEAR                          5%
 1     46       5,207       5,468       3,491       4,300     104,300             3,491       4,300     104,300
 2     47       5,207      11,209       7,564       8,769     108,769             7,552       8,757     108,757
 3     48       5,207      17,237      11,531      13,132     113,132            11,508      13,108     113,108
 4     49       5,207      23,566      15,405      17,401     117,401            15,370      17,366     117,366
 5     50       5,207      30,212      19,550      21,568     121,568            19,504      21,521     121,521
 6     51       5,207      37,191      23,817      25,632     125,632            23,759      25,575     125,575
 7     52       5,207      44,518      27,983      29,297     129,297            27,903      29,516     129,516
 8     53       5,886      52,924      32,708      34,120     134,120            32,582      33,994     133,994
 9     54       5,886      61,750      37,337      38,548     138,548            37,130      38,340     138,340
10     55       5,886      71,018      41,885      42,893     142,893            41,539      42,547     142,547
11     56       5,886      80,749      46,603      47,410     147,410            45,809      46,616     146,616
12     57       5,886      90,967      51,214      51,856     151,856            49,907      50,549     150,549
13     58       5,886     101,695      55,753      56,210     156,210            53,869      54,326     154,326
14     59       5,886     112,960      60,212      60,455     160,455            57,716      57,959     157,959
15     60       5,886     124,788      64,602      64,602     164,602            61,428      61,428     161,428
16     61       5,886     137,208      68,634      68,634     168,634            64,724      64,724     164,724
17     62       5,886     150,249      72,561      72,561     172,561            67,838      67,838     167,838
18     63       5,886     163,941      76,376      76,376     176,376            70,760      70,760     170,760
19     64       5,886     178,318      80,071      80,071     180,071            73,470      73,470     173,470
20     65       5,886     193,415      83,657      83,657     183,657            75,948      75,948     175,948

25     70       5,886     281,001      99,851      99,851     119,851            84,366      84,366     184,366
30     75       5,886     392,786     109,202     109,202     209,202            83,884      83,884     183,884

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES AND DIVIDENDS BASED ON THE CURRENT DIVIDEND SCALE FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS SHOWN. THESE VALUES ARE ALSO BASED ON A POLICY ISSUE DATE OF JANUARY 1 FOR PURPOSES OF DETERMINING DIVIDEND AMOUNTS.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY,
AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON
A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS FOR EACH FUND. THE CASH VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF
THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS.
NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, ANY FUND, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                GENERAL AMERICAN LIFE INSURANCE COMPANY
                               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

POLICY FACE AMOUNT: $100,000                                                   MALE PREFERRED NONSMOKER AGE 45
DEATH BENEFIT INCREASING (OPTION B)                                                     ANNUAL PREMIUM: $5,886

                                                         FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL
                                                   GROSS ANNUAL RATE OF RETURN @ 6.0% (NET RATE @ 4.41%)

                                         ======== CURRENT ========               ======== GUARANTEED ========

END    AGE      ANNUAL       PREM        SURR       CASH       DEATH             SURR        CASH       DEATH
 OF             PAYMNT      ACCUM @     VALUE       VALUE     BENEFIT            VALUE       VALUE     BENEFIT
YEAR                          5%
 1     46       5,207       5,468       3,771       4,580     104,580             3,771       4,580     104,580
 2     47       5,207      11,209       8,404       9,608     109,608             8,391       9,596     109,596
 3     48       5,207      17,237      13,221      14,821     114,821            13,196      14,796     114,796
 4     49       5,207      23,566      18,244      20,240     120,240            18,206      20,202     120,202
 5     50       5,207      30,212      23,844      25,861     125,861            23,792      25,809     125,809
 6     51       5,207      37,191      29,878      31,693     131,693            29,811      31,626     131,626
 7     52       5,207      44,518      36,132      37,746     137,746            36,038      37,652     137,652
 8     53       5,886      52,924      43,314      44,726     144,726            43,167      44,579     144,579
 9     54       5,886      61,750      50,780      51,990     151,990            50,540      51,750     151,750
10     55       5,886      71,018      58,553      59,562     159,562            58,157      59,165     159,165
11     56       5,886      80,749      66,949      67,756     167,756            66,027      66,834     166,834
12     57       5,886      90,967      75,684      76,326     176,326            74,125      74,767     174,767
13     58       5,886     101,695      84,807      85,264     185,264            82,497      82,953     182,953
14     59       5,886     112,960      94,325      94,568     194,568            91,172      91,415     191,415
15     60       5,886     124,788     104,266     104,266     204,266           100,141     100,141     200,141
16     61       5,886     137,208     114,357     114,357     214,357           109,129     109,129     209,129
17     62       5,886     150,249     124,868     124,868     224,868           118,380     118,380     218,380
18     63       5,886     163,941     135,810     135,810     235,810           127,894     127,894     227,894
19     64       5,886     178,318     147,195     147,195     247,195           137,656     137,656     237,656
20     65       5,886     193,415     159,051     159,051     259,051           147,655     147,655     247,655

25     70       5,886     281,001     226,615     226,615     326,615           200,902     200,902     300,902
30     75       5,886     392,786     305,357     305,357     405,357           257,562     257,562     357,562

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES AND DIVIDENDS BASED ON THE CURRENT DIVIDEND SCALE FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS SHOWN. THESE VALUES ARE ALSO BASED ON A POLICY ISSUE DATE OF JANUARY 1 FOR PURPOSES OF DETERMINING DIVIDEND AMOUNTS.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY,
AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON
A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS FOR EACH FUND. THE CASH VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF
THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS.
NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, ANY FUND, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                  GENERAL AMERICAN LIFE INSURANCE COMPANY
                                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

POLICY FACE AMOUNT: $100,000                                                   MALE PREFERRED NONSMOKER AGE 45
DEATH BENEFIT INCREASING (OPTION B)                                                     ANNUAL PREMIUM: $5,886

                                                       FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL
                                                 GROSS ANNUAL RATE OF RETURN @ 12.0% (NET RATE @ 10.41%)

                                         ======== CURRENT ========               ======== GUARANTEED ========

END    AGE      ANNUAL       PREM        SURR       CASH       DEATH             SURR        CASH       DEATH
 OF             PAYMNT      ACCUM @     VALUE       VALUE     BENEFIT            VALUE       VALUE     BENEFIT
YEAR                          5%
 1     46       5,207       5,468       4,052       4,861     104,861             4,052       4,861     104,861
 2     47       5,207      11,209       9,277      10,482     110,482             9,265      10,469     110,469
 3     48       5,207      17,237      15,050      16,650     116,650            15,023      16,624     116,624
 4     49       5,207      23,566      21,439      23,435     123,435            21,397      23,393     123,393
 5     50       5,207      30,212      28,872      30,889     130,889            28,813      30,830     130,830
 6     51       5,207      37,191      37,265      39,081     139,081            37,188      39,003     139,003
 7     52       5,207      44,518      46,474      48,088     148,088            46,363      47,977     147,977
 8     53       5,886      52,924      57,320      58,732     158,732            57,147      58,559     158,559
 9     54       5,886      61,750      69,248      70,458     170,458            68,969      70,179     170,179
10     55       5,886      71,018      82,385      83,393     183,393            81,925      82,934     182,934
11     56       5,886      80,749      97,227      98,034     198,034            96,135      96,942     196,942
12     57       5,886      90,967     113,596     114,238     214,238           111,690     112,332     212,332
13     58       5,886     101,695     131,684     132,141     232,141           128,768     129,225     229,225
14     59       5,886     112,960     151,663     151,905     251,905           147,546     147,789     247,789
15     60       5,886     124,788     173,741     173,741     273,741           168,173     168,173     268,173
16     61       5,886     137,208     197,853     197,853     297,853           190,554     190,554     290,554
17     62       5,886     150,249     224,490     224,490     324,490           215,128     215,128     315,128
18     63       5,886     163,941     253,916     253,916     353,916           242,112     242,112     342,112
19     64       5,886     178,318     286,420     286,420     386,420           271,730     271,730     371,730
20     65       5,886     193,415     322,341     322,341     422,341           304,234     304,234     404,234

25     70       5,886     281,001     569,363     569,363     669,363           520,998     520,998     620,998
30     75       5,886     392,786     974,743     974,743   1,074,743           866,134     866,134     966,134

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES AND DIVIDENDS BASED ON THE CURRENT DIVIDEND SCALE FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS SHOWN. THESE VALUES ARE ALSO BASED ON A POLICY ISSUE DATE OF JANUARY 1 FOR PURPOSES OF DETERMINING DIVIDEND AMOUNTS.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON
A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS FOR EACH FUND. THE CASH VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, ANY FUND, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                   GENERAL AMERICAN LIFE INSURANCE COMPANY
                                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

POLICY FACE AMOUNT: $100,000                                                    MALE PREFERRED NONSMOKER AGE 45
DEATH BENEFIT LEVEL (OPTION C)                                                           ANNUAL PREMIUM: $1,282

                                                       FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL
                                                  GROSS ANNUAL RATE OF RETURN @ 0.0% (NET RATE @ -1.59%)

                                         ======== CURRENT ========               ======== GUARANTEED ========

END    AGE      ANNUAL       PREM        SURR       CASH       DEATH             SURR        CASH       DEATH
 OF             PAYMNT      ACCUM @     VALUE       VALUE     BENEFIT            VALUE       VALUE     BENEFIT
YEAR                          5%
 1     46       1,971       2,069         695       1,226     100,000               695       1,226     100,000
 2     47       1,971       4,242       1,963       2,676     100,000             1,951       2,664     100,000
 3     48       1,971       6,521       3,210       4,073     100,000             3,187       4,050     100,000
 4     49       1,971       8,919       4,418       5,430     100,000             4,384       5,397     100,000
 5     50       1,971      11,435       5,577       6,739     100,000             5,532       6,694     100,000
 6     51       1,971      14,076       6,818       7,999     100,000             6,764       7,944     100,000
 7     52       1,971      16,849       8,044       9,213     100,000             7,968       9,137     100,000
 8     53       1,971      19,761       9,264      10,392     100,000             9,147      10,275     100,000
 9     54       1,971      22,818      10,482      11,538     100,000            10,292      11,349     100,000
10     55       1,971      26,029      11,706      12,662     100,000            11,395      12,350     100,000
11     56       1,971      29,399      13,101      13,908     100,000            12,474      13,281     100,000
12     57       1,971      32,939      14,486      15,128     100,000            13,501      14,143     100,000
13     58       1,971      36,655      15,853      16,310     100,000            14,462      14,919     100,000
14     59       1,971      40,557      17,195      17,438     100,000            15,377      15,620     100,000
15     60       1,971      44,655      18,523      18,523     100,000            16,227      16,227     100,000
16     61       1,971      48,957      19,552      19,552     100,000            16,734      16,734     100,000
17     62       1,971      53,474      20,532      20,532     100,000            17,131      17,131     100,000
18     63       1,971      58,217      21,458      21,458     100,000            17,410      17,410     100,000
19     64       1,971      63,197      22,325      22,325     100,000            17,554      17,554     100,000
20     65       1,971      68,426      23,141      23,141     100,000            17,541      17,541     100,000

25     70       1,971      98,766      26,165      26,165     100,000            14,566      14,566     100,000
30     75       1,971     137,488      17,667      17,667     100,000                 0           0           0

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES AND DIVIDENDS BASED ON THE CURRENT DIVIDEND SCALE FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS SHOWN. THESE VALUES ARE ALSO BASED ON A POLICY ISSUE DATE OF JANUARY 1 FOR PURPOSES OF DETERMINING DIVIDEND AMOUNTS.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY,
AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON
A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS FOR EACH FUND. THE CASH VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF
THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS.
NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, ANY FUND, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                  GENERAL AMERICAN LIFE INSURANCE COMPANY
                                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

POLICY FACE AMOUNT: $100,000                                                   MALE PREFERRED NONSMOKER AGE 45
DEATH BENEFIT LEVEL (OPTION C)                                                          ANNUAL PREMIUM: $1,282

                                                        FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL
                                                  GROSS ANNUAL RATE OF RETURN @ 6.0% (NET RATE @ 4.41%)

                                         ======== CURRENT ========               ======== GUARANTEED ========

END    AGE      ANNUAL       PREM        SURR       CASH       DEATH             SURR        CASH       DEATH
 OF             PAYMNT      ACCUM @     VALUE       VALUE     BENEFIT            VALUE       VALUE     BENEFIT
YEAR                          5%
 1     46       1,971       2,069         788       1,319     100,000               788       1,319     100,000
 2     47       1,971       4,242       2,235       2,948     100,000             2,224       2,936     100,000
 3     48       1,971       6,521       3,757       4,619     100,000             3,733       4,595     100,000
 4     49       1,971       8,919       5,336       6,348     100,000             5,299       6,311     100,000
 5     50       1,971      11,435       6,964       8,126     100,000             6,914       8,076     100,000
 6     51       1,971      14,076       8,777       9,958     100,000             8,714       9,894     100,000
 7     52       1,971      16,849      10,677      11,847     100,000            10,589      11,758     100,000
 8     53       1,971      19,761      12,680      13,807     100,000            12,545      13,673     100,000
 9     54       1,971      22,818      14,788      15,845     100,000            14,574      15,631     100,000
10     55       1,971      26,029      17,019      17,974     100,000            16,673      17,628     100,000
11     56       1,971      29,399      19,545      20,352     100,000            18,862      19,669     100,000
12     57       1,971      32,939      22,198      22,840     100,000            21,117      21,759     100,000
13     58       1,971      36,655      24,973      25,430     100,000            23,427      23,884     100,000
14     59       1,971      40,557      27,874      28,116     100,000            25,818      26,061     100,000
15     60       1,971      44,655      30,914      30,914     100,000            28,278      28,278     100,000
16     61       1,971      48,957      33,819      33,819     100,000            30,533      30,533     100,000
17     62       1,971      53,474      36,845      36,845     100,000            32,827      32,827     100,000
18     63       1,971      58,217      39,998      39,998     100,000            35,159      35,159     100,000
19     64       1,971      63,197      43,283      43,283     100,000            37,523      37,523     100,000
20     65       1,971      68,426      46,718      46,718     100,000            39,916      39,916     100,000

25     70       1,971      98,766      66,644      66,644     104,374            52,368      52,368     100,000
30     75       1,971     137,488      82,409      82,409     116,389            57,474      57,474     100,000

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES AND DIVIDENDS BASED ON THE CURRENT DIVIDEND SCALE FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS SHOWN. THESE VALUES ARE ALSO BASED ON A POLICY ISSUE DATE OF JANUARY 1 FOR PURPOSES OF DETERMINING DIVIDEND AMOUNTS.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY,
AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON
A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS FOR EACH FUND. THE CASH VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF
THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS.
NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, ANY FUND, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                   GENERAL AMERICAN LIFE INSURANCE COMPANY
                                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

POLICY FACE AMOUNT: $100,000                                                   MALE PREFERRED NONSMOKER AGE 45
DEATH BENEFIT LEVEL (OPTION C)                                                          ANNUAL PREMIUM: $1,282

                                                         FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL
                                                  GROSS ANNUAL RATE OF RETURN @ 12.0% (NET RATE @ 10.41%)

                                         ======== CURRENT ========               ======== GUARANTEED ========

END    AGE      ANNUAL       PREM        SURR       CASH       DEATH             SURR        CASH       DEATH
 OF             PAYMNT      ACCUM @     VALUE       VALUE     BENEFIT            VALUE       VALUE     BENEFIT
YEAR                          5%
 1     46       1,971       2,069         882       1,413     100,000               882       1,413     100,000
 2     47       1,971       4,242       2,520       3,233     100,000             2,508       3,220     100,000
 3     48       1,971       6,521       4,350       5,213     100,000             4,325       5,187     100,000
 4     49       1,971       8,919       6,371       7,383     100,000             6,331       7,343     100,000
 5     50       1,971      11,435       8,593       9,755     100,000             8,537       9,699     100,000
 6     51       1,971      14,076      11,171      12,352     100,000            11,098      12,279     100,000
 7     52       1,971      16,849      14,030      15,200     100,000            13,928      15,097     100,000
 8     53       1,971      19,761      17,211      18,339     100,000            17,056      18,183     100,000
 9     54       1,971      22,818      20,747      21,804     100,000            20,504      21,561     100,000
10     55       1,971      26,029      24,685      25,641     100,000            24,301      25,256     100,000
11     56       1,971      29,399      29,250      30,057     100,000            28,504      29,311     100,000
12     57       1,971      32,939      34,316      34,958     100,000            33,129      33,771     100,000
13     58       1,971      36,655      39,930      40,387     100,000            38,217      38,673     100,000
14     59       1,971      40,557      46,155      46,398     100,000            43,844      44,087     100,000
15     60       1,971      44,655      53,053      53,053     107,144            50,066      50,066     101,111
16     61       1,971      48,957      60,363      60,363     118,545            56,604      56,604     111,164
17     62       1,971      53,474      68,394      68,394     130,680            63,703      63,703     121,717
18     63       1,971      58,217      77,214      77,214     143,610            71,406      71,406     132,807
19     64       1,971      63,197      86,895      86,895     157,399            79,750      79,750     144,456
20     65       1,971      68,426      97,532      97,532     172,157            88,778      88,778     156,705

25     70       1,971      98,766     168,954     168,954     264,606           145,977     145,977     228,620
30     75       1,971     137,488     270,489     270,489     382,016           220,270     220,270     311,092

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES AND DIVIDENDS BASED ON THE CURRENT DIVIDEND SCALE FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS SHOWN. THESE VALUES ARE ALSO BASED ON A POLICY ISSUE DATE OF JANUARY 1 FOR PURPOSES OF DETERMINING DIVIDEND AMOUNTS.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY,
AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON
A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS FOR EACH FUND. THE CASH VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF
THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS.
NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, ANY FUND, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                 APPENDIX B
               Target Premium Factors per Thousand of Face Amount

                                Male Smoker

Age               Factor                            Age              Factor
20                  4.55
21                  4.72                             51               23.47
22                  4.90                             52               25.05
23                  5.09                             53               26.70
24                  5.29                             54               28.36
25                  5.51                             55               30.00

26                  5.55                             56               32.08
27                  5.59                             57               33.84
28                  5.63                             58               35.36
29                  5.67                             59               36.72
30                  5.71                             60               38.00

31                  6.14                             61               38.61
32                  6.50                             62               39.63
33                  6.82                             63               41.05
34                  7.12                             64               42.84
35                  7.40                             65               45.00

36                  7.86                             66               47.97
37                  8.35                             67               51.45
38                  8.87                             68               55.44
39                  9.41                             69               59.96
40                 10.00                             70               65.00

41                 10.66                             71               69.47
42                 11.45                             72               73.83
43                 12.37                             73               77.96
44                 13.42                             74               81.72
45                 14.60                             75               85.00

46                 15.92                             76               89.33
47                 17.33                             77               94.09
48                 18.82                             78               99.45
49                 20.38                             79              105.67
50                 22.00                             80              113.00

                                    68


                                  APPENDIX B
               Target Premium Factors per Thousand of Face Amount

                               Male Non-Smoker

Age               Factor                            Age              Factor
 0                  2.25
 1                  2.31                             41                9.77
 2                  2.38                             42               10.63
 3                  2.45                             43               11.55
 4                  2.53                             44               12.54
 5                  2.62                             45               12.75

 6                  2.71                             46               13.40
 7                  2.81                             47               14.05
 8                  2.92                             48               14.70
 9                  3.03                             49               15.35
10                  3.15                             50               16.00

11                  3.28                             51               16.80
12                  3.41                             52               17.60
13                  3.54                             53               18.40
14                  3.68                             54               19.20
15                  3.82                             55               20.00

16                  3.96                             56               21.80
17                  4.10                             57               23.60
18                  4.25                             58               25.40
19                  4.40                             59               27.20
20                  4.55                             60               29.00

21                  4.72                             61               30.60
22                  4.90                             62               32.20
23                  5.09                             63               33.80
24                  5.29                             64               35.40
25                  5.51                             65               37.00

26                  5.55                             66               40.80
27                  5.69                             67               44.60
28                  5.63                             68               48.40
29                  5.67                             69               52.20
30                  5.71                             70               56.00

31                  6.14                             71               60.00
32                  6.50                             72               64.00
33                  6.82                             73               68.00
34                  7.12                             74               72.00
35                  7.40                             75               76.00

36                  7.54                             76               82.22
37                  7.78                             77               88.44
38                  8.12                             78               94.67
39                  8.53                             79              100.89
40                  9.00                             80              107.11

                                    69


                                 APPENDIX B
             Target Premium Factors per Thousand of Face Amount

                               Female Smoker

Age               Factor                            Age              Factor
20                  3.25
21                  3.38                             51               17.35
22                  3.49                             52               18.65
23                  3.59                             53               19.91
24                  3.68                             54               21.09
25                  3.75                             55               22.20

26                  3.77                             56               23.44
27                  3.79                             57               24.72
28                  3.81                             58               26.06
29                  3.83                             59               27.48
30                  3.85                             60               29.00

31                  3.88                             61               30.60
32                  3.91                             62               32.27
33                  3.94                             63               34.02
34                  3.97                             64               35.89
35                  4.00                             65               37.90

36                  4.22                             66               40.08
37                  4.46                             67               42.46
38                  4.74                             68               45.05
39                  5.08                             69               47.90
40                  5.50                             70               51.00

41                  5.87                             71               54.40
42                  6.41                             72               58.10
43                  7.13                             73               62.11
44                  7.99                             74               66.42
45                  9.00                             75               70.74

46                 10.27                             76               75.25
47                 11.62                             77               80.07
48                 13.03                             78               85.21
49                 14.49                             79               90.74
50                 16.00                             80               96.00

                                    70


                                  APPENDIX B
              Target Premium Factors per Thousand of Face Amount

                               Female Non-Smoker

Age               Factor                            Age              Factor
 0                  1.90
 1                  1.95                             41                9.67
 2                  1.99                             42               10.13
 3                  2.06                             43               10.64
 4                  2.12                             44               11.21
 5                  2.19                             45               11.84

 6                  2.27                             46               12.44
 7                  2.34                             47               13.05
 8                  2.43                             48               13.72
 9                  2.52                             49               14.42
10                  2.62                             50               15.11

11                  2.72                             51               15.44
12                  2.83                             52               15.98
13                  2.95                             53               16.69
14                  3.06                             54               17.54
15                  3.17                             55               18.50

16                  3.24                             56               20.06
17                  3.31                             57               21.50
18                  3.38                             58               22.87
19                  3.45                             59               24.21
20                  3.50                             60               25.59

21                  4.00                             61               26.37
22                  4.17                             62               27.34
23                  4.35                             63               28.47
24                  4.53                             64               29.76
25                  4.65                             65               31.20

26                  4.77                             66               33.34
27                  4.89                             67               35.88
28                  5.01                             68               38.87
29                  5.13                             69               42.34
30                  5.25                             70               46.35

31                  5.65                             71               49.46
32                  6.06                             72               52.82
33                  6.49                             73               56.43
34                  6.92                             74               60.33
35                  7.36                             75               64.48

36                  7.71                             76               68.92
37                  8.08                             77               73.68
38                  8.48                             78               78.83
39                  8.89                             79               84.24
40                  9.28                             80               90.08

                    INDEPENDENT AUDITORS' REPORT


The Board of Directors
General American Life Insurance Company
and Policyholders of General American
Separate Account Eleven:

We have audited the statements of assets and liabilities, including the schedule of investments, of the S & P 500 Index, Money Market, Bond Index, Managed Equity, Asset Allocation, International Index, Mid-Cap Equity, Small-Cap Equity, Equity Income, Growth, Overseas, Asset Manager, High Income, Worldwide Hard Assets, Worldwide Emerging Markets, Multi-Style Equity, Core Bond, Aggressive Equity, Non-US, Income & Growth, International, Value, Bond Portfolio, and Small Company Portfolio Fund Divisions of General American Separate Account Eleven as of December 31, 1999, and the related statements of operations and changes in net assets for each of the years in the three-year period then ended. These financial statements are the responsibility of the management of General American Separate Account Eleven. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investments owned as of December 31, 1999 were verified by audit of the statements of assets and liabilities of the underlying portfolios of General American Capital Company and confirmation by correspondence with respect to the Variable Insurance Products Fund and the Variable Insurance Products Fund II sponsored by Fidelity Investments, the Van Eck World Wide Insurance Trust sponsored by Van Eck Associates Corporation, the Russell Insurance Funds sponsored by Frank Russell Investment Company, the American Century Variable Portfolios, Inc. sponsored by American Century Investments, and the J.P. Morgan Series Trust II sponsored by J.P. Morgan Investment Management, Inc. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the S & P 500 Index, Money Market, Bond Index, Managed Equity, Asset Allocation, International Index, Mid-Cap Equity, Small-Cap Equity, Equity Income, Growth, Overseas, Asset Manager, High Income, Worldwide Hard Assets, Worldwide Emerging Markets, Multi-Style Equity, Core Bond, Aggressive Equity, Non-US, Income & Growth, International, Value, Bond Portfolio, and Small Company Portfolio Fund Divisions of General American Separate Account Eleven as of December 31, 1999, the results of their operations and changes in their net assets for each of the years in the three-year period then ended, in conformity with generally accepted accounting principles.



                                      /s/ KPMG LLP

St. Louis, Missouri
February 25, 2000

                                             GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                               STATEMENTS OF ASSETS AND LIABILITIES
                                                         DECEMBER 31, 1999
                                                           S & P 500        MONEY           BOND         MANAGED         ASSET
                                                             INDEX          MARKET         INDEX         EQUITY       ALLOCATION
                                                         FUND DIVISION  FUND DIVISION  FUND DIVISION  FUND DIVISION  FUND DIVISION
                                                         -------------  -------------  -------------  -------------  -------------
Assets:
  Investments in General American
    Capital Company at market value
    (see Schedule of Investments):                        $60,824,360    $ 9,910,022     $6,136,371     $6,380,710    $18,584,088
  Receivable from General American Life
    Insurance Company                                               0          2,220            371          3,358              0
                                                          -----------    -----------     ----------     ----------    -----------

      Total assets                                         60,824,360      9,912,242      6,136,742      6,384,068     18,584,088
                                                          -----------    -----------     ----------     ----------    -----------

Liabilities:
  Payable to General American Life
    Insurance Company                                          71,634              0              0              0         10,917
                                                          -----------    -----------     ----------     ----------    -----------

        Total net assets                                  $60,752,726    $ 9,912,242     $6,136,742     $6,384,068    $18,573,171
                                                          ===========    ===========     ==========     ==========    ===========

Total net assets represented by:
  Individual Variable Universal Life cash
    value invested in Separate Account                    $12,703,649    $ 1,246,838     $2,527,749     $3,074,531    $12,262,707
  Individual Variable General Select Plus
    cash value invested in Separate Account                19,187,903      4,130,527      1,146,565      1,061,809      2,069,787
  Individual Variable Universal Life-100
    cash value invested in Separate Account                21,524,430      1,380,971      1,980,671      1,945,998      2,977,444
  Individual Variable Universal Life-98
    cash value invested in Separate Account                 6,350,278      2,778,076        417,810        264,532      1,116,362
  Joint and Survivor Variable Universal Life-98
    cash value invested in Separate Account                   986,466        375,830         63,947         37,198        146,871
                                                          -----------    -----------     ----------     ----------    -----------

        Total net assets                                  $60,752,726    $ 9,912,242     $6,136,742     $6,384,068    $18,573,171
                                                          ===========    ===========     ==========     ==========    ===========


Total units held - VUL-95                                     233,474         68,091        114,933         93,519        293,369
Total units held - VGSP                                       544,284        309,197         84,706         46,308         83,114
Total units held - VUL-100                                    651,714        109,972        146,452         86,947        120,924
Total units held - VUL-98                                     446,086        261,895         42,413         21,648         76,984
Total units held - JSVUL-98                                    69,296         35,430          6,492          3,044         10,128


VUL-95 Net unit value                                     $     54.41    $     18.31     $    21.99     $    32.88    $     41.80
VGSP Net unit value                                       $     35.25    $     13.36     $    13.54     $    22.93    $     24.90
VUL-100 Net unit value                                    $     33.03    $     12.56     $    13.52     $    22.38    $     24.62
VUL-98 Net unit value                                     $     14.24    $     10.61     $     9.85     $    12.22    $     14.50
JSVUL-98 Net unit value                                   $     14.24    $     10.61     $     9.85     $    12.22    $     14.50

Cost of investments                                       $48,750,561    $10,202,347     $6,585,233     $6,269,958    $13,925,762

See accompanying notes to the financial statements.                                                                 (continued)





                                              GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                STATEMENTS OF ASSETS AND LIABILITIES
                                                           DECEMBER 31, 1999
                                                  INTERNATIONAL          MID-CAP          SMALL-CAP       EQUITY
                                                      INDEX              EQUITY            EQUITY         INCOME        GROWTH
                                                 FUND DIVISION<F*> FUND DIVISION<F**>  FUND DIVISION  FUND DIVISION  FUND DIVISION
                                                 ----------------- ------------------  -------------  -------------  -------------
Assets:
  Investments in General American
    Capital Company at market value
    (see Schedule of Investments):                  $13,006,687       $8,364,930         $2,918,058    $         0    $         0
  Investments in Variable Insurance
    Products Fund, at market value
    (see Schedule of Investments):                            0                0                  0     24,166,662     55,713,063
  Receivable from General American
    Life Insurance Company                                    0                0                  0              0              0
                                                    -----------       ----------         ----------    -----------    -----------

      Total assets                                   13,006,687        8,364,930          2,918,058     24,166,662     55,713,063
                                                    -----------       ----------         ----------    -----------    -----------

Liabilities:
  Payable to General American Life
    Insurance Company                                    13,075           10,949                514         12,225            338
                                                    -----------       ----------         ----------    -----------    -----------

        Total net assets                            $12,993,612       $8,353,981         $2,917,544    $24,154,437    $55,712,725
                                                    ===========       ==========         ==========    ===========    ===========

Total net assets represented by:
  Individual Variable Universal Life cash
    value invested in Separate Account              $ 4,025,567       $3,729,884         $  558,241    $ 7,440,063    $15,655,055
  Individual Variable General Select Plus
    cash value invested in Separate Account           1,686,926        2,288,366          1,040,052      8,176,358     17,355,764
  Individual Variable Universal Life-100
    cash value invested in Separate Account           2,100,227        1,946,132            974,170      7,073,312     18,399,393
  Individual Variable Universal Life-98
    cash value invested in Separate Account             271,117          341,179            281,822      1,279,572      3,896,211
  Joint and Survivor Variable Universal Life-98
    cash value invested in Separate Account              65,926           48,420             63,259        185,132        406,302
  General American Life Insurance
    Company seed money                                4,843,849                0                  0              0              0

                                                    -----------       ----------         ----------    -----------    -----------

        Total net assets                            $12,993,612       $8,353,981         $2,917,544    $24,154,437    $55,712,725
                                                    ===========       ==========         ==========    ===========    ===========


Total units held - VUL-95                               168,206          162,788             50,288        286,243        385,323
Total units held - VGSP                                  81,255           99,514             93,318        312,888        450,926
Total units held - VUL-100                              119,341           93,049             87,872        314,896        522,933
Total units held - VUL-98                                18,571           25,584             26,642        107,162        232,411
Total units held - JSVUL-98                               4,516            3,631              5,980         15,505         24,236
Total units held - Seed Money                           200,000                0                  0              0              0

VUL-95 Net unit value                               $     23.93       $    22.91         $    11.10    $     25.99    $     40.63
VGSP Net unit value                                 $     20.76       $    23.00         $    11.15    $     26.13    $     38.49
VUL-100 Net unit value                              $     17.60       $    20.92         $    11.09    $     22.46    $     35.19
VUL-98 Net unit value                               $     14.60       $    13.34         $    10.58    $     11.94    $     16.76
JSVUL-98 Net unit value                             $     14.60       $    13.34         $    10.58    $     11.94    $     16.76


Cost of investments                                 $ 9,240,024       $7,224,432         $3,357,966    $21,605,411    $37,093,325

<F*>This fund was formerly known as the International Equity Fund.
<F**>This fund was formerly known as the Special Equity Fund.

See accompanying notes to the financial statements.                                                                    (continued)





                                              GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                STATEMENTS OF ASSETS AND LIABILITIES
                                                          DECEMBER 31, 1999
                                                                                                 WORLDWIDE            WORLDWIDE
                                                  OVERSEAS    ASSET MANAGER    HIGH INCOME      HARD ASSETS        EMERGING MARKETS
                                               FUND DIVISION  FUND DIVISION   FUND DIVISION   FUND DIVISION<F*>   FUND DIVISION<F**>
                                               -------------  -------------   -------------   -----------------   ------------------
Assets:
  Investments in Variable Insurance
    Products Fund, at market value
    (see Schedule of Investments):              $15,052,006    $        0      $4,375,944         $      0            $      0
  Investments in Variable Insurance
    Products Fund II, at market value
    (see Schedule of Investments):                        0     2,419,380               0                0                   0
  Investments in Van Eck Worldwide
    Insurance Trust at market value
    (see Schedule of Investments):                        0             0               0          317,077             260,096
  Receivable from General American
    Life Insurance Company                                0             0               0                0               8,698
                                                -----------    ----------      ----------         --------            --------

      Total assets                               15,052,006     2,419,380       4,375,944          317,077             268,794
                                                -----------    ----------      ----------         --------            --------

Liabilities:
  Payable to General American Life
    Insurance Company                                   655         1,459           3,325              735                   0
                                                -----------    ----------      ----------         --------            --------

        Total net assets                        $15,051,351    $2,417,921      $4,372,619         $316,342            $268,794
                                                ===========    ==========      ==========         ========            ========

Total net assets represented by:
  Individual Variable Universal Life
    cash value invested in Separate Account     $ 6,592,733    $  195,708      $  205,386         $ 88,804            $ 42,630
  Individual Variable General Select Plus
    cash value invested in Separate Account       5,056,946       444,493         897,255           65,379             151,366
  Individual Variable Universal Life-100
    cash value invested in Separate Account       2,786,964     1,159,079       2,732,153          151,848              25,825
  Individual Variable Universal Life-98
    cash value invested in Separate Account         568,261       617,041         470,891           10,311              41,241
  Joint and Survivor Variable Universal Life-98
    cash value invested in Separate Account          46,447         1,600          66,934                0               7,732

                                                -----------    ----------      ----------         --------            --------



        Total net assets                        $15,051,351    $2,417,921      $4,372,619         $316,342            $268,794
                                                ===========    ==========      ==========         ========            ========

Total units held - VUL-95                           240,894        10,752          14,177            9,525               2,679
Total units held - VGSP                             205,835        24,259          61,511            6,967               9,503
Total units held - VUL-100                          130,771        63,821         189,022           16,322               1,623
Total units held - VUL-98                            36,151        49,859          41,713              837               1,689
Total units held - JSVUL-98                           2,955           129           5,929                0                 317



VUL-95 Net unit value                           $     27.37    $    18.20      $    14.49         $   9.32            $  15.91
VGSP Net unit value                             $     24.57    $    18.32      $    14.59         $   9.38            $  15.93
VUL-100 Net unit value                          $     21.31    $    18.16      $    14.45         $   9.30            $  15.91
VUL-98 Net unit value                           $     15.72    $    12.38      $    11.29         $  12.32            $  24.42
JSVUL-98 Net unit value                         $     15.72    $    12.38      $    11.29         $  12.32            $  24.42


Cost of investments                             $10,501,533    $2,240,585      $4,403,352         $345,171            $216,086

<F*>This fund was formerly known as the Gold & Natural Resources Fund.
<F**>This fund began operations on September 15, 1998.

See accompanying notes to the financial statements.                                                             (continued)





                                           GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                             STATEMENTS OF ASSETS AND LIABILITIES
                                                       DECEMBER 31, 1999
                                                          MULTI-STYLE                          AGGRESSIVE
                                                            EQUITY           CORE BOND           EQUITY            NON-US
                                                         FUND DIVISION     FUND DIVISION     FUND DIVISION      FUND DIVISION
                                                         -------------     -------------     -------------      -------------
Assets:
  Investments in Russell Insurance
    Fund at market value
    (see Schedule of Investments):                        $17,038,971       $ 9,823,042        $4,871,881        $5,011,427
  Receivable from General American Life
    Insurance Company                                               0                 0                 0                 0
                                                          -----------       -----------        ----------        ----------

      Total assets                                         17,038,971         9,823,042         4,871,881         5,011,427
                                                          -----------       -----------        ----------        ----------

Liabilities:
  Payable to General American Life
    Insurance Company                                          46,404            13,372             3,883            12,824
                                                          -----------       -----------        ----------        ----------

        Total net assets                                  $16,992,567       $ 9,809,670        $4,867,998        $4,998,603
                                                          ===========       ===========        ==========        ==========

Total net assets represented by:
  Individual Variable Universal Life cash
    value invested in Separate Account                    $   486,907       $    65,234        $  181,480        $  200,109
  Individual Variable General Select Plus
    cash value invested in Separate Account                10,828,931         7,499,806         2,498,284         2,989,925
  Individual Variable Universal Life-100
    cash value invested in Separate Account                   526,082            81,451           145,500           129,020
  Russell Variable Universal Life
    cash value invested in Separate Account                 4,285,907         1,828,353         1,590,579         1,450,251
  Individual Variable Universal Life-98
    cash value invested in Separate Account                   765,958           272,395           419,622           192,687
  Joint and Survivor Variable Universal Life-98
    cash value invested in Separate Account                    98,782            62,431            32,533            36,611

                                                          -----------       -----------        ----------        ----------

        Total net assets                                  $16,992,567       $ 9,809,670        $4,867,998        $4,998,603
                                                          ===========       ===========        ==========        ==========


Total units held - VUL-95                                      38,212             6,322            19,010            15,191
Total units held - VGSP                                       567,887           647,045           176,979           195,624
Total units held - VUL-100                                     41,321             7,901            15,254             9,803
Total units held - Russell VUL                                224,387           158,452           111,536            97,420
Total units held - VUL-98                                      55,512            27,180            34,927            12,805
Total units held - JSVUL-98                                     7,159             6,230             2,708             2,433



VUL-95 Net unit value                                     $     12.74       $     10.32        $     9.55        $    13.17
VGSP Net unit value                                       $     19.07       $     11.59        $    14.12        $    15.28
VUL-100 Net unit value                                    $     12.73       $     10.31        $     9.54        $    13.16
Russell VUL Net unit value                                $     19.10       $     11.54        $    14.26        $    14.89
VUL-98 Net unit value                                     $     13.80       $     10.02        $    12.01        $    15.05
JSVUL-98 Net unit value                                   $     13.80       $     10.02        $    12.01        $    15.05


Cost of investments                                       $14,920,743       $10,474,158        $4,552,906        $3,878,857

See accompanying notes to the financial statements.                                                             (continued)





                                             GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                               STATEMENTS OF ASSETS AND LIABILITIES
                                                         DECEMBER 31, 1999
                                             INCOME &                                               BOND           SMALL COMPANY
                                              GROWTH         INTERNATIONAL        VALUE           PORTFOLIO         PORTFOLIO
                                         FUND DIVISION<F*> FUND DIVISION<F*> FUND DIVISION<F*> FUND DIVISION<F*> FUND DIVISION<F*>
                                         ----------------- ----------------- ----------------- ----------------- -----------------
Assets:
  Investments in American Century
    Variable Portfolios, at market value
    (see Schedule of Investments):            $736,269         $604,334           $96,178          $      0          $      0
  Investments in J.P. Morgan Series
    Trust II, at market value                        0                0                 0           141,513           596,119
    (see Schedule of Investments):
  Receivable from General American
    Life Insurance Company                           0                0               700                 0             1,318
                                              --------         --------           -------          --------          --------

      Total assets                             736,269          604,334            96,878           141,513           597,437
                                              --------         --------           -------          --------          --------

Liabilities:
  Payable to General American Life
    Insurance Company                              953              140                 0                53                 0
                                              --------         --------           -------          --------          --------

        Total net assets                      $735,316         $604,194           $96,878          $141,460          $597,437
                                              ========         ========           =======          ========          ========

Total net assets represented by:
  Individual Variable Universal
    Life cash value invested in
    Separate Account                          $ 31,112         $ 15,398           $     0          $  3,470          $ 36,948
  Individual Variable General
    Select Plus cash value invested
    in Separate Account                         20,209           69,946             7,257             9,120           144,671
  Individual Variable Universal
    Life-100 cash value invested
    in Separate Account                         27,018          109,478                 0             3,258            51,290
  Individual Variable Universal
    Life-98 cash value invested
    in Separate Account                        616,396          390,766            87,054           121,401           319,153
  Joint and Survivor Variable
    Universal Life-98 cash value
    invested in Separate Account                40,581           18,606             2,567             4,211            45,375

                                              --------         --------           -------          --------          --------


        Total net assets                      $735,316         $604,194           $96,878          $141,460          $597,437
                                              ========         ========           =======          ========          ========


Total units held - VUL-95                        2,800              998                 0               353             2,580
Total units held - VGSP                          1,817            4,531               795               926            10,091
Total units held - VUL-100                       2,432            7,101                 0               331             3,582
Total units held - VUL-98                       43,920           22,549             8,130            12,134            19,051
Total units held - JVUL-98                       2,892            1,074               240               421             2,709


VUL-95 Net unit value                         $  11.11         $  15.42           $  9.12          $   9.84          $  14.32
VGSP Net unit value                           $  11.12         $  15.44           $  9.13          $   9.85          $  14.34
VUL-100 Net unit value                        $  11.11         $  15.42           $  9.11          $   9.84          $  14.32
VUL-98 Net unit value                         $  14.03         $  17.33           $ 10.71          $  10.00          $  16.75
JSVUL-98 Net unit value                       $  14.03         $  17.33           $ 10.71          $  10.00          $  16.75


Cost of investments                           $692,594         $483,662           $94,343          $143,528          $499,509

See accompanying notes to the financial statements.

                                             GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                     STATEMENTS OF OPERATIONS
                                          YEARS ENDED DECEMBER 31, 1999, 1998, AND 1997

                                                          S & P 500 INDEX                                MONEY MARKET
                                                           FUND DIVISION                                FUND DIVISION
                                            -----------------------------------------      --------------------------------------
                                                1999           1998           1997           1999           1998           1997
                                            -----------     ----------     ----------      ---------      ---------     ---------
Investment income<F*>                       $        --     $       --     $       --      $      --      $      --     $      --

Expenses:
  Mortality and expense charges - VUL-95       (101,368)       (81,198)       (59,320)        (7,041)        (6,050)       (7,951)
  Mortality and expense charges - VGSP         (127,636)       (75,004)       (29,674)       (24,057)       (23,497)      (12,872)
  Mortality and expense charges - VUL-100      (161,227)       (89,773)       (36,234)       (13,766)       (15,324)      (13,566)
  Mortality and expense charges -
    Russell VUL                                       0              0              0              0           (183)       (1,626)
  Mortality and expense charges - VUL-98        (12,586)           (50)             0        (13,814)          (465)            0
  Mortality and expense charges - JSVUL-98       (1,944)             0              0         (1,371)           (85)            0
                                            -----------     ----------     ----------      ---------      ---------     ---------
    Total expenses                             (404,761)      (246,025)      (125,228)       (60,049)       (45,604)      (36,015)
                                            -----------     ----------     ----------      ---------      ---------     ---------

Net investment expense                         (404,761)      (246,025)      (125,228)       (60,049)       (45,604)      (36,015)
                                            -----------     ----------     ----------      ---------      ---------     ---------

Net realized gain on investments:
  Realized gain from distributions            3,826,572      2,339,803        913,559        501,472        263,305       121,801
  Realized gain (loss) on sales               2,194,234        802,928      1,570,537         46,905        172,314       (48,325)
                                            -----------     ----------     ----------      ---------      ---------     ---------

     Net realized gain on investments:        6,020,806      3,142,731      2,484,096        548,377        435,619        73,476
                                            -----------     ----------     ----------      ---------      ---------     ---------

Net unrealized gain (loss) on investments:
  Unrealized gain (loss) on investments,
    beginning of period                       8,332,257      3,509,114      1,982,215       (183,578)       (72,985)     (256,852)
  Unrealized gain (loss) on investments,
    end of period                            12,073,799      8,332,257      3,509,114       (292,325)      (183,578)      (72,985)
                                            -----------     ----------     ----------      ---------      ---------     ---------

      Net unrealized gain (loss) on
        investments                           3,741,542      4,823,143      1,526,899       (108,747)      (110,593)      183,867
                                            -----------     ----------     ----------      ---------      ---------     ---------

        Net gain on investments               9,762,348      7,965,874      4,010,995        439,630        325,026       257,343
                                            -----------     ----------     ----------      ---------      ---------     ---------

Net increase in net assets
  resulting from operations                 $ 9,357,587     $7,719,849     $3,885,767      $ 379,581      $ 279,422     $ 221,328
                                            ===========     ==========     ==========      =========      =========     =========

<F*>See Note 2C

See accompanying notes to the financial statements.                                                                (continued)





                                             GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                     STATEMENTS OF OPERATIONS
                                           YEARS ENDED DECEMBER 31, 1999, 1998, AND 1997
                                                             BOND INDEX                                MANAGED EQUITY
                                                           FUND DIVISION                                FUND DIVISION
                                              ---------------------------------------       --------------------------------------
                                                 1999          1998           1997            1999            1998          1997
                                              ---------      --------       ---------       ---------       --------      --------
Investment income<F*>                         $      --      $     --       $      --       $      --       $     --      $     --

Expenses:
  Mortality and expense charges - VUL-95        (21,090)      (19,385)        (14,601)        (26,939)       (23,907)      (20,327)
  Mortality and expense charges - VGSP           (7,750)       (5,292)         (3,943)         (6,933)       (10,512)       (4,370)
  Mortality and expense charges - VUL-100       (17,629)       (8,452)         (4,363)        (16,278)        (5,764)       (4,815)
  Mortality and expense charges - VUL-98         (2,506)           (1)              0            (485)            (4)            0
  Mortality and expense charges - JSVUL-98         (112)            0               0             (39)             0             0
                                              ---------      --------       ---------       ---------       --------      --------
    Total expenses                              (49,087)      (33,130)        (22,907)        (50,674)       (40,187)      (29,512)
                                              ---------      --------       ---------       ---------       --------      --------

Net investment expense                          (49,087)      (33,130)        (22,907)        (50,674)       (40,187)      (29,512)
                                              ---------      --------       ---------       ---------       --------      --------

Net realized gain (loss) on investments:
  Realized gain from distributions              370,745       251,095         165,804         302,748        629,297       251,405
  Realized gain (loss) on sales                 (13,113)       20,497        (176,276)        169,830         71,424        95,532
                                              ---------      --------       ---------       ---------       --------      --------

     Net realized gain (loss) on investments:   357,632       271,592         (10,472)        472,578        700,721       346,937
                                              ---------      --------       ---------       ---------       --------      --------

Net unrealized gain (loss) on investments:
  Unrealized gain (loss) on investments,
    beginning of period                          79,646        15,812        (234,659)        436,496        485,000       116,769
  Unrealized gain (loss) on investments,
    end of period                              (448,862)       79,646          15,812         110,752        436,496       485,000
                                              ---------      --------       ---------       ---------       --------      --------

      Net unrealized gain (loss) on
        investments                            (528,508)       63,834         250,471        (325,744)       (48,504)      368,231
                                              ---------      --------       ---------       ---------       --------      --------

        Net gain (loss) on investments         (170,876)      335,426         239,999         146,834        652,217       715,168
                                              ---------      --------       ---------       ---------       --------      --------

Net increase (decrease) in net assets
  resulting from operations                   $(219,963)     $302,296       $ 217,092       $  96,160       $612,030      $685,656
                                              =========      ========       =========       =========       ========      ========

<F*>See Note 2C

See accompanying notes to the financial statements.                                                                  (continued)





                                            GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                    STATEMENTS OF OPERATIONS
                                          YEARS ENDED DECEMBER 31, 1999, 1998, AND 1997
                                                        ASSET ALLOCATION                            INTERNATIONAL INDEX
                                                          FUND DIVISION                              FUND DIVISION<F*>
                                            ----------------------------------------     ---------------------------------------
                                               1999           1998           1997           1999           1998          1997
                                            ----------     ----------     ----------     ----------     ----------     ---------
Investment income<F**>                      $       --     $       --     $       --     $       --     $       --     $      --

Expenses:
  Mortality and expense charges - VUL-95       (93,831)       (75,604)       (67,466)       (29,351)       (25,562)      (23,446)
  Mortality and expense charges - VGSP         (14,195)        (9,318)        (7,499)        (9,868)        (8,370)       (5,564)
  Mortality and expense charges - VUL-100      (20,890)       (12,005)        (5,279)       (16,070)       (11,491)       (6,468)
  Mortality and expense charges - VUL-98        (1,724)            (2)             0           (531)            (3)            0
  Mortality and expense charges - JSVUL-98        (167)             0              0            (83)             0             0
  Mortality and expense charges -
    Seed Money                                       0              0              0        (34,396)       (29,672)      (27,476)
                                            ----------     ----------     ----------     ----------     ----------     ---------
      Total expenses                          (130,807)       (96,929)       (80,244)       (90,299)       (75,098)      (62,954)
                                            ----------     ----------     ----------     ----------     ----------     ---------

Net investment expense                        (130,807)       (96,929)       (80,244)       (90,299)       (75,098)      (62,954)
                                            ----------     ----------     ----------     ----------     ----------     ---------

Net realized gain on investments:
  Realized gain from distributions             287,031      1,145,796        311,438        164,897        120,664       220,590
  Realized gain on sales                       804,253        230,635        195,821        295,829        220,991       136,741
                                            ----------     ----------     ----------     ----------     ----------     ---------

     Net realized gain on investments:       1,091,284      1,376,431        507,259        460,726        341,655       357,331
                                            ----------     ----------     ----------     ----------     ----------     ---------

Net unrealized gain on investments:
  Unrealized gain on investments,
    beginning of period                      2,336,704      1,762,536        657,734      1,297,560         69,016       268,331
  Unrealized gain on investments,
    end of period                            4,658,326      2,336,704      1,762,536      3,766,663      1,297,560        69,016
                                            ----------     ----------     ----------     ----------     ----------     ---------

      Net unrealized gain (loss) on
        investments                          2,321,622        574,168      1,104,802      2,469,103      1,228,544      (199,315)
                                            ----------     ----------     ----------     ----------     ----------     ---------

        Net gain on investments              3,412,906      1,950,599      1,612,061      2,929,829      1,570,199       158,016
                                            ----------     ----------     ----------     ----------     ----------     ---------

Net increase in net assets
  resulting from operations                 $3,282,099     $1,853,670     $1,531,817     $2,839,530     $1,495,101     $  95,062
                                            ==========     ==========     ==========     ==========     ==========     =========

<F*>This fund was formerly known as the International Equity Fund.
<F**>See Note 2C

See accompanying notes to the financial statements.                                                               (continued)






                                            GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                    STATEMENTS OF OPERATIONS
                                          YEARS ENDED DECEMBER 31, 1999, 1998, AND 1997
                                                         MID-CAP EQUITY                                 SMALL-CAP EQUITY
                                                        FUND DIVISION<F*>                                FUND DIVISION
                                            ----------------------------------------     ----------------------------------------
                                               1999           1998           1997           1999           1998        1997<F***>
                                            ----------      ---------     ----------      ---------      ---------     ----------
Investment income<F**>                      $       --      $      --     $       --      $      --      $      --     $      --

Expenses:
  Mortality and expense charges - VUL-95       (28,421)       (29,781)       (26,828)        (4,815)        (4,514)         (787)
  Mortality and expense charges - VGSP         (13,677)       (13,465)        (7,567)        (6,607)        (4,623)         (869)
  Mortality and expense charges - VUL-100      (14,697)       (11,694)        (6,142)        (8,869)        (5,535)         (627)
  Mortality and expense charges - VUL-98          (524)            (2)             0           (674)            (2)            0
  Mortality and expense charges - JSVUL-98        (108)            (2)             0           (173)            (2)            0
                                            ----------      ---------     ----------      ---------      ---------     ---------
    Total expenses                             (57,427)       (54,944)       (40,537)       (21,138)       (14,676)       (2,283)
                                            ----------      ---------     ----------      ---------      ---------     ---------

Net investment expense                         (57,427)       (54,944)       (40,537)       (21,138)       (14,676)       (2,283)
                                            ----------      ---------     ----------      ---------      ---------     ---------

Net realized gain (loss) on investments:
  Realized gain from distributions              16,722        208,897        262,603        116,957        112,685       149,353
  Realized gain (loss) on sales                239,296        192,934        188,905       (200,146)       (67,010)        1,064
                                            ----------      ---------     ----------      ---------      ---------     ---------

     Net realized gain (loss) on
        investments:                           256,018        401,831        451,508        (83,189)        45,675       150,417
                                            ----------      ---------     ----------      ---------      ---------     ---------

Net unrealized gain (loss) on investments:
  Unrealized gain (loss) on investments,
    beginning of period                        389,305        969,578         24,121       (414,321)      (133,375)            0
  Unrealized gain (loss) on investments,
    end of period                            1,140,498        389,305        969,578       (439,908)      (414,321)     (133,375)
                                            ----------      ---------     ----------      ---------      ---------     ---------

      Net unrealized gain (loss) on
        investments                            751,193       (580,273)       945,457        (25,587)      (280,946)     (133,375)
                                            ----------      ---------     ----------      ---------      ---------     ---------

        Net gain (loss) on investments       1,007,211       (178,442)     1,396,965       (108,776)      (235,271)       17,042
                                            ----------      ---------     ----------      ---------      ---------     ---------

Net increase (decrease) in net assets
  resulting from operations                 $  949,784      $(233,386)    $1,356,428      $(129,914)     $(249,947)    $  14,759
                                            ==========      =========     ==========      =========      =========     =========

<F*>This fund was formerly known as the Special Equity Fund.
<F**>See Note 2C
<F***>The Small-Cap Equity Fund began operations on May 1, 1997.

See accompanying notes to the financial statements.                                                               (continued)






                                             GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                     STATEMENTS OF OPERATIONS
                                          YEARS ENDED DECEMBER 31, 1999, 1998, AND 1997
                                                         EQUITY INCOME                                     GROWTH
                                                         FUND DIVISION                                 FUND DIVISION
                                            ----------------------------------------    ----------------------------------------
                                               1999           1998           1997           1999           1998           1997
                                            ----------     ----------     ----------    -----------    -----------    ----------
Investment income:
  Dividend income                           $  314,148     $  247,254     $  186,680    $    64,208    $   116,859    $   94,061

Expenses:
  Mortality and expense charges - VUL-95       (66,672)       (59,688)       (49,108)      (114,678)       (86,045)      (65,287)
  Mortality and expense charges - VGSP         (54,738)       (42,329)       (27,082)       (93,832)       (56,854)      (37,459)
  Mortality and expense charges - VUL-100      (63,116)       (63,128)       (34,605)      (132,573)       (84,948)      (42,613)
  Mortality and expense charges - VUL-98        (3,380)            (9)             0         (6,291)           (12)            0
  Mortality and expense charges - JSVUL-98        (250)            (2)             0           (559)             0             0
                                            ----------     ----------     ----------    -----------    -----------    ----------
    Total expenses                            (188,156)      (165,156)      (110,795)      (347,933)      (227,859)     (145,359)
                                            ----------     ----------     ----------    -----------    -----------    ----------

Net investment income (expense)                125,992         82,098         75,885       (283,725)      (111,000)      (51,298)
                                            ----------     ----------     ----------    -----------    -----------    ----------

Net realized gain on investments:
  Realized gain from distributions             694,432        879,933        938,582      4,037,056      3,056,780       421,033
  Realized gain on sales                       803,421      1,352,865        310,747      1,981,320      1,016,065       381,175
                                            ----------     ----------     ----------    -----------    -----------    ----------

     Net realized gain on investments:       1,497,853      2,232,798      1,249,329      6,018,376      4,072,845       802,208
                                            ----------     ----------     ----------    -----------    -----------    ----------

Net unrealized gain on investments:
  Unrealized gain on investments,
    beginning of period                      3,031,759      3,330,524      1,528,943     10,185,551      4,728,383     2,039,425
  Unrealized gain on investments,
    end of period                            2,561,251      3,031,759      3,330,524     18,619,738     10,185,551     4,728,383
                                            ----------     ----------     ----------    -----------    -----------    ----------

      Net unrealized gain (loss) on
        investments                           (470,508)      (298,765)     1,801,581      8,434,187      5,457,168     2,688,958
                                            ----------     ----------     ----------    -----------    -----------    ----------

        Net gain on investments              1,027,345      1,934,033      3,050,910     14,452,563      9,530,013     3,491,166
                                            ----------     ----------     ----------    -----------    -----------    ----------

Net increase in net assets
  resulting from operations                 $1,153,337     $2,016,131     $3,126,795    $14,168,838    $ 9,419,013    $3,439,868
                                            ==========     ==========     ==========    ===========    ===========    ==========

See accompanying notes to the financial statements.                                                               (continued)





                                            GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                    STATEMENTS OF OPERATIONS
                                          YEARS ENDED DECEMBER 31, 1999, 1998, AND 1997
                                                             OVERSEAS                                   ASSET MANAGER
                                                          FUND DIVISION                                 FUND DIVISION
                                            ----------------------------------------       -------------------------------------
                                               1999            1998           1997           1999           1998          1997
                                            ----------       --------       --------       --------       --------       -------
Investment income:
  Dividend income                           $  155,887       $163,318       $ 98,942       $ 41,846       $ 21,154       $ 9,219

Expenses:
  Mortality and expense charges - VUL-95       (44,402)       (38,993)       (32,823)        (1,503)          (806)         (219)
  Mortality and expense charges - VGSP         (25,313)       (20,879)       (15,095)        (2,528)        (1,194)         (597)
  Mortality and expense charges - VUL-100      (19,996)       (15,142)        (9,246)        (9,469)        (5,819)       (2,776)
  Mortality and expense charges - VUL-98        (1,027)            (1)             0         (1,934)            (4)            0
  Mortality and expense charges - JSVUL-98        (102)            (2)             0             (4)             0             0
                                            ----------       --------       --------       --------       --------       -------
    Total expenses                             (90,840)       (75,017)       (57,164)       (15,438)        (7,823)       (3,592)
                                            ----------       --------       --------       --------       --------       -------

Net investment income                           65,047         88,301         41,778         26,408         13,331         5,627
                                            ----------       --------       --------       --------       --------       -------

Net realized gain on investments:
  Realized gain from distributions             251,431        481,359        392,769         53,005         63,464        23,126
  Realized gain on sales                       344,512        205,251         73,551         31,755         11,108        10,620
                                            ----------       --------       --------       --------       --------       -------

     Net realized gain on investments:         595,943        686,610        466,320         84,760         74,572        33,746
                                            ----------       --------       --------       --------       --------       -------

Net unrealized gain on investments:
  Unrealized gain on investments,
    beginning of period                        898,037        701,980        639,437         93,508         54,259        19,793
  Unrealized gain on investments,
    end of period                            4,550,473        898,037        701,980        178,795         93,508        54,259
                                            ----------       --------       --------       --------       --------       -------

      Net unrealized gain on investments     3,652,436        196,057         62,543         85,287         39,249        34,466
                                            ----------       --------       --------       --------       --------       -------

        Net gain on investments              4,248,379        882,667        528,863        170,047        113,821        68,212
                                            ----------       --------       --------       --------       --------       -------

Net increase in net assets
  resulting from operations                 $4,313,426       $970,968       $570,641       $196,455       $127,152       $73,839
                                            ==========       ========       ========       ========       ========       =======

See accompanying notes to the financial statements.                                                               (continued)





                                           GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                   STATEMENTS OF OPERATIONS
                                         YEARS ENDED DECEMBER 31, 1999, 1998, AND 1997
                                                           HIGH INCOME                            WORLDWIDE HARD ASSETS
                                                          FUND DIVISION                             FUND DIVISION<F*>
                                              --------------------------------------     --------------------------------------
                                                 1999         1998            1997         1999          1998            1997
                                              ---------     ---------       --------     ---------     ---------       --------
Investment income:
  Dividend income                             $ 282,249     $ 162,896       $ 91,441     $   3,217     $   1,564       $  3,388

Expenses:
  Mortality and expense charges - VUL-95         (2,058)       (2,432)        (2,255)         (722)         (759)          (754)
  Mortality and expense charges - VGSP           (6,873)       (7,426)        (4,993)         (316)         (180)          (186)
  Mortality and expense charges - VUL-100       (19,402)      (10,806)        (6,583)       (1,242)       (1,123)          (917)
  Mortality and expense charges - VUL-98           (938)           (3)             0           (23)            0              0
  Mortality and expense charges - JSVUL-98         (284)           (2)             0             0             0              0
                                              ---------     ---------       --------     ---------     ---------       --------
    Total expenses                              (29,555)      (20,669)       (13,831)       (2,303)       (2,062)        (1,857)
                                              ---------     ---------       --------     ---------     ---------       --------

Net investment income (expense)                 252,694       142,227         77,610           914          (498)         1,531
                                              ---------     ---------       --------     ---------     ---------       --------

Net realized gain (loss) on investments:
  Realized gain from distributions               10,551       103,507         11,302             0        38,415          4,590
  Realized gain (loss) on sales                (195,235)       17,158         17,736       (40,905)      (23,214)        (1,380)
                                              ---------     ---------       --------     ---------     ---------       --------

     Net realized gain (loss) on investments:  (184,684)      120,665         29,038       (40,905)       15,201          3,210
                                              ---------     ---------       --------     ---------     ---------       --------

Net unrealized gain (loss) on investments:
  Unrealized gain (loss) on investments,
    beginning of period                        (198,858)      220,773         57,062      (115,608)      (10,760)         3,346
  Unrealized gain (loss) on investments,
    end of period                               (27,408)     (198,858)       220,773       (28,094)     (115,608)       (10,760)
                                              ---------     ---------       --------     ---------     ---------       --------

      Net unrealized gain (loss) on
        investments                             171,450      (419,631)       163,711        87,514      (104,848)       (14,106)
                                              ---------     ---------       --------     ---------     ---------       --------

        Net gain (loss) on investments          (13,234)     (298,966)       192,749        46,609       (89,647)       (10,896)
                                              ---------     ---------       --------     ---------     ---------       --------

Net increase (decrease) in net assets
  resulting from operations                   $ 239,460     $(156,739)      $270,359     $  47,523     $ (90,145)      $ (9,365)
                                              =========     =========       ========     =========     =========       ========

<F*>This fund was formerly known as the Gold & Natural Resources Fund.

See accompanying notes to the financial statements.                                                              (continued)


                                                GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                        STATEMENTS OF OPERATIONS
                                        PERIOD AND YEARS ENDED DECEMBER 31, 1999, 1998, AND 1997

                                                                   WORLDWIDE
                                                               EMERGING MARKETS                    MULTI-STYLE EQUITY
                                                                 FUND DIVISION                     FUND DIVISION<F**>
                                                              -------------------        -------------------------------------

                                                                1999     1998<F*>           1999           1998          1997
                                                              --------   --------        ----------     ----------     -------
Investment income                                             $     0      $   0         $  104,649     $   34,444     $   599

Expenses:
  Mortality and expense charges - VUL-95                          (32)         0             (3,542)          (344)          0
  Mortality and expense charges - VGSP                            (88)         0            (65,628)       (27,236)       (996)
  Mortality and expense charges - VUL-100                        (340)         0             (3,741)          (164)          0
  Mortality and expense charges - Russell VUL                       0          0            (19,658)       (12,992)     (1,582)
  Mortality and expense charges - VUL-98                         (115)        (2)            (1,847)           (20)          0
  Mortality and expense charges - JSVUL-98                         (8)         0               (282)            (4)          0
                                                              -------      -----         ----------     ----------     -------
    Total expenses                                               (583)        (2)           (94,698)       (40,760)     (2,578)
                                                              -------      -----         ----------     ----------     -------

Net investment income (expense)                                  (583)        (2)             9,951         (6,316)     (1,979)
                                                              -------      -----         ----------     ----------     -------

Net realized gain on investments:
  Realized gain from distributions                                  0          0          1,357,954         72,664           0
  Realized gain (loss) on sales                                29,159          0            281,283         66,462       5,224
                                                              -------      -----         ----------     ----------     -------

     Net realized gain on investments:                         29,159          0          1,639,237        139,126       5,224
                                                              -------      -----         ----------     ----------     -------

Net unrealized gain (loss) on investments:
  Unrealized gain on investments,
    beginning of period                                           143          0          1,504,566          1,553           0
  Unrealized gain (loss) on investments,
    end of period                                              44,010        143          2,118,228      1,504,566       1,553
                                                              -------      -----         ----------     ----------     -------

      Net unrealized gain (loss) on investments                43,867        143            613,662      1,503,013       1,553
                                                              -------      -----         ----------     ----------     -------

        Net gain (loss) on investments                         73,026        143          2,252,899      1,642,139       6,777
                                                              -------      -----         ----------     ----------     -------

Net increase (decrease) in net assets
  resulting from operations                                   $72,443      $ 141         $2,262,850     $1,635,823     $ 4,798
                                                              =======      =====         ==========     ==========     =======


<F*>The Worldwide Emerging Markets Fund began operations on September 15, 1998.
<F**>The Multi-Style Equity Fund and the Core Bond Fund began operations on January 2, 1997.                      (continued)


See accompanying notes to the financial statements.

                                                                           CORE BOND
                                                                       FUND DIVISION<F**>
                                                              ----------------------------------

                                                                 1999         1998        1997
                                                              ---------     --------     -------
Investment income                                             $ 476,170     $157,233     $ 2,483

Expenses:
  Mortality and expense charges - VUL-95                           (500)         (84)          0
  Mortality and expense charges - VGSP                          (36,113)     (17,465)       (408)
  Mortality and expense charges - VUL-100                        (1,424)         (20)          0
  Mortality and expense charges - Russell VUL                    (8,800)      (6,579)     (1,146)
  Mortality and expense charges - VUL-98                         (1,426)          (2)          0
  Mortality and expense charges - JSVUL-98                         (118)          (2)          0
                                                              ---------     --------     -------
    Total expenses                                              (48,381)     (24,152)     (1,554)
                                                              ---------     --------     -------

Net investment income (expense)                                 427,789      133,081         929
                                                              ---------     --------     -------

Net realized gain on investments:
  Realized gain from distributions                              292,845        8,034           0
  Realized gain (loss) on sales                                 (62,678)      27,645         705
                                                              ---------     --------     -------

     Net realized gain on investments:                          230,167       35,679         705
                                                              ---------     --------     -------

Net unrealized gain (loss) on investments:
  Unrealized gain on investments,
    beginning of period                                          99,544       27,482           0
  Unrealized gain (loss) on investments,
    end of period                                              (651,116)      99,544      27,482
                                                              ---------     --------     -------

      Net unrealized gain (loss) on investments                (750,660)      72,062      27,482
                                                              ---------     --------     -------

        Net gain (loss) on investments                         (520,493)     107,741      28,187
                                                              ---------     --------     -------

Net increase (decrease) in net assets
  resulting from operations                                   $ (92,704)    $240,822     $29,116
                                                              =========     ========     =======


<F**>The Multi-Style Equity Fund and the Core Bond Fund began operations on January 2, 1997.                      (continued)


See accompanying notes to the financial statements.





                                                 GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                         STATEMENTS OF OPERATIONS
                                               YEARS ENDED DECEMBER 31, 1999, 1998, AND 1997

                                                        AGGRESSIVE EQUITY                                   NON-US
                                                        FUND DIVISION<F*>                              FUND DIVISION<F*>
                                              -----------------------------------          --------------------------------------

                                                1999          1998          1997              1999           1998          1997
                                              --------      --------      -------          ----------      --------      --------
Investment income:
  Dividend income                             $ 13,632      $  3,204      $    23          $   75,751      $ 18,758      $      0

Expenses:
  Mortality and expense charges - VUL-95        (1,191)         (233)           0              (1,218)         (207)            0
  Mortality and expense charges - VGSP         (15,730)       (9,648)        (505)            (16,258)       (9,418)         (496)
  Mortality and expense charges - VUL-100         (891)          (47)           0              (1,045)          (21)            0
  Mortality and expense charges -
    Russell VUL                                 (6,519)       (5,729)        (682)             (5,664)       (3,734)         (649)
  Mortality and expense charges - VUL-98        (1,111)          (18)           0                (458)           (3)            0
  Mortality and expense charges - JSVUL-98         (84)            0            0                 (98)           (2)            0
                                              --------      --------      -------          ----------      --------      --------
    Total expenses                             (25,526)      (15,675)      (1,187)            (24,741)      (13,385)       (1,145)
                                              --------      --------      -------          ----------      --------      --------

Net investment income (expense)                (11,894)      (12,471)      (1,164)             51,010         5,373        (1,145)
                                              --------      --------      -------          ----------      --------      --------

Net realized gain (loss) on investments:
  Realized gain from distributions              21,933       103,600            0             104,370         5,331             0
  Realized gain (loss) on sales                (47,751)      (61,039)       2,158             109,735       (18,787)           78
                                              --------      --------      -------          ----------      --------      --------

     Net realized gain (loss) on
       investments:                            (25,818)       42,561        2,158             214,105       (13,456)           78
                                              --------      --------      -------          ----------      --------      --------

Net unrealized gain (loss) on investments:
  Unrealized gain (loss) on investments,
    beginning of period                        (22,415)       23,627            0             160,666       (57,317)            0
  Unrealized gain (loss) on investments,
    end of period                              318,975       (22,415)      23,627           1,132,570       160,666       (57,317)
                                              --------      --------      -------          ----------      --------      --------

      Net unrealized gain (loss) on
        investments                            341,390       (46,042)      23,627             971,904       217,983       (57,317)
                                              --------      --------      -------          ----------      --------      --------

        Net gain (loss) on investments         315,572        (3,481)      25,785           1,186,009       204,527       (57,239)
                                              --------      --------      -------          ----------      --------      --------

Net increase (decrease) in net assets
  resulting from operations                   $303,678      $(15,952)     $24,621          $1,237,019      $209,900      $(58,384)
                                              ========      ========      =======          ==========      ========      ========

<F*>The Aggressive Equity Fund and the Non-US Fund began operations on January 2, 1997.



See accompanying notes to the financial statements.                                                                   (continued)





                                                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                          STATEMENTS OF OPERATIONS
                                                  YEARS ENDED DECEMBER 31, 1999, AND 1998

                                                   INCOME & GROWTH               INTERNATIONAL                     VALUE
                                                    FUND DIVISION                FUND DIVISION                 FUND DIVISION
                                                ---------------------        ----------------------       ----------------------

                                                  1999       1998<F*>          1999        1998<F*>         1999        1998<F*>
                                                -------      --------        --------      --------       --------      --------
Investment income:
  Dividend income                               $     8       $  35          $      0       $   0         $     48       $   0

Expenses:
  Mortality and expense charges - VUL-95            (39)          0               (12)          0                0           0
  Mortality and expense charges - VGSP              (31)          0               (92)          0              (22)          0
  Mortality and expense charges - VUL-100          (680)          0              (389)          0             (305)          0
  Mortality and expense charges - VUL-98         (1,556)         (3)             (475)          0             (208)         (1)
  Mortality and expense charges - JSVUL-98          (58)          0               (21)          0               (6)          0
                                                -------       -----          --------       -----         --------       -----
    Total expenses                               (2,364)         (3)             (989)          0             (541)         (1)
                                                -------       -----          --------       -----         --------       -----

Net investment income (expense)                  (2,356)         32              (989)          0             (493)         (1)
                                                -------       -----          --------       -----         --------       -----

Net realized gain on investments:
  Realized gain from distributions                    0           0                 0           0              450           0
  Realized gain (loss) on sales                  34,901          12            49,932           5          (14,864)          0
                                                -------       -----          --------       -----         --------       -----

     Net realized gain (loss) on investments:    34,901          12            49,932           5          (14,414)          0
                                                -------       -----          --------       -----         --------       -----

Net unrealized gain on investments:
  Unrealized gain on investments,
    beginning of period                             471           0                45           0               85           0
  Unrealized gain on investments,
    end of period                                43,675         471           120,672          45            1,835          85
                                                -------       -----          --------       -----         --------       -----

      Net unrealized gain on investments         43,204         471           120,627          45            1,750          85
                                                -------       -----          --------       -----         --------       -----

        Net gain (loss) on investments           78,105         483           170,559          50          (12,664)         85
                                                -------       -----          --------       -----         --------       -----

Net increase (decrease) in net assets
  resulting from operations                     $75,749       $ 515          $169,570       $  50         $(13,157)      $  84
                                                =======       =====          ========       =====         ========       =====

<F*>The Income & Growth Fund, International Fund, and Value Fund began operations on September 15, 1998.           (continued)

See accompanying notes to the financial statements.





                                                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                           STATEMENTS OF OPERATIONS
                                                  YEARS ENDED DECEMBER 31, 1999, AND 1998

                                                        BOND PORTFOLIO               SMALL COMPANY
                                                        FUND DIVISION                FUND DIVISION
                                                    ---------------------       ----------------------

                                                      1999       1998<F*>         1999        1998<F*>
                                                    --------     --------       --------      --------
Investment income:
  Dividend income                                   $ 2,328       $   0         $    104       $   4

Expenses:
  Mortality and expense charges - VUL-95                (15)          0              (36)          0
  Mortality and expense charges - VGSP                  (20)          0              (91)          0
  Mortality and expense charges - VUL-100                (8)          0              (32)          0
  Mortality and expense charges - VUL-98               (171)         (1)            (519)         (4)
  Mortality and expense charges - JSVUL-98               (7)          0              (53)          0
                                                    -------       -----         --------       -----
    Total expenses                                     (221)         (1)            (731)         (4)
                                                    -------       -----         --------       -----

Net investment income (expense)                       2,107          (1)            (627)          0
                                                    -------       -----         --------       -----

Net realized gain (loss) on investments:
  Realized gain from distributions                       40           0           11,337          71
  Realized gain (loss) on sales                        (262)          0            4,540           9
                                                    -------       -----         --------       -----

     Net realized gain (loss) on investments:          (222)          0           15,877          80
                                                    -------       -----         --------       -----

Net unrealized gain (loss) on investments:
  Unrealized gain on investments,
    beginning of period                                   3           0              187           0
  Unrealized gain (loss) on investments,
    end of period                                    (2,015)          3           96,610         187
                                                    -------       -----         --------       -----

      Net unrealized gain (loss) on investments      (2,018)          3           96,423         187
                                                    -------       -----         --------       -----

        Net gain (loss) on investments               (2,240)          3          112,300         267
                                                    -------       -----         --------       -----

Net increase (decrease) in net assets
  resulting from operations                         $  (133)      $   2         $111,673       $ 267
                                                    =======       =====         ========       =====

<F*>The Bond Portfolio Fund and Small Company Portfolio Fund began operations on September 15, 1998.



See accompanying notes to the financial statements.


                                                 GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                    STATEMENTS OF CHANGES IN NET ASSETS
                                              YEARS ENDED DECEMBER 31, 1999, 1998, AND 1997



                                                         S & P 500 INDEX                                 MONEY MARKET
                                                          FUND DIVISION                                 FUND DIVISION
                                           -----------------------------------------      --------------------------------------

                                               1999           1998           1997            1999          1998          1997
                                           -----------    -----------    -----------      ----------    ----------    ----------
Operations:
  Net investment expense                   $  (404,761)   $  (246,025)   $  (125,228)     $  (60,049)   $  (45,604)   $  (36,015)
  Net realized gain on investments           6,020,806      3,142,731      2,484,096         548,377       435,619        73,476
  Net unrealized gain (loss) on
    investments                              3,741,542      4,823,143      1,526,899        (108,747)     (110,593)      183,867
                                           -----------    -----------    -----------      ----------    ----------    ----------

    Net increase in net assets
      resulting from operations              9,357,587      7,719,849      3,885,767         379,581       279,422       221,328

  Net deposits into (deductions from)
      Separate Account                       8,977,500     14,119,467      2,209,424       2,797,074    (2,860,090)      932,501
                                           -----------    -----------    -----------      ----------    ----------    ----------

    Increase (decrease) in net assets       18,335,087     21,839,316      6,095,191       3,176,655    (2,580,668)    1,153,829
  Net assets, beginning of period           42,417,639     20,578,323     14,483,132       6,735,587     9,316,255     8,162,426
                                           -----------    -----------    -----------      ----------    ----------    ----------

  Net assets, end of period                $60,752,726    $42,417,639    $20,578,323      $9,912,242    $6,735,587    $9,316,255
                                           ===========    ===========    ===========      ==========    ==========    ==========






See accompanying notes to the financial statements.                                                                 (continued)




                                                 GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                   STATEMENTS OF CHANGES IN NET ASSETS
                                              YEARS ENDED DECEMBER 31, 1999, 1998, AND 1997



                                                          BOND INDEX                                 MANAGED EQUITY
                                                         FUND DIVISION                               FUND DIVISION
                                           ---------------------------------------      --------------------------------------

                                              1999          1998           1997            1999          1998          1997
                                           ----------    ----------    -----------      ----------    ----------    ----------
Operations:
  Net investment expense                   $  (49,087)   $  (33,130)   $   (22,907)     $  (50,674)   $  (40,187)   $  (29,512)
  Net realized gain (loss) on investments     357,632       271,592        (10,472)        472,578       700,721       346,937
  Net unrealized gain (loss) on
    investments                              (528,508)       63,834        250,471        (325,744)      (48,504)      368,231
                                           ----------    ----------    -----------      ----------    ----------    ----------

    Net increase in net assets
      resulting from operations              (219,963)      302,296        217,092          96,160       612,030       685,656

  Net deposits into (deductions from)
      Separate Account                      1,249,584     1,356,281     (3,532,130)        761,498       679,065       779,803
                                           ----------    ----------    -----------      ----------    ----------    ----------

    Increase (decrease)  in net assets      1,029,621     1,658,577     (3,315,038)        857,658     1,291,095     1,465,459
  Net assets, beginning of period           5,107,121     3,448,544      6,763,582       5,526,410     4,235,315     2,769,856
                                           ----------    ----------    -----------      ----------    ----------    ----------

  Net assets, end of period                $6,136,742    $5,107,121    $ 3,448,544      $6,384,068    $5,526,410    $4,235,315
                                           ==========    ==========    ===========      ==========    ==========    ==========






See accompanying notes to the financial statements.                                                                (continued)





                                               GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                  STATEMENTS OF CHANGES IN NET ASSETS
                                              YEARS ENDED DECEMBER 31, 1999, 1998, AND 1997



                                                        ASSET ALLOCATION                             INTERNATIONAL INDEX
                                                          FUND DIVISION                               FUND DIVISION<F*>
                                           -----------------------------------------      ---------------------------------------

                                               1999           1998          1997             1999           1998          1997
                                           -----------    -----------    -----------      -----------    ----------    ----------
Operations:
  Net investment expense                   $  (130,807)   $   (96,929)   $   (80,244)     $   (90,299)   $  (75,098)   $  (62,954)
  Net realized gain on investments           1,091,284      1,376,431        507,259          460,726       341,655       357,331
  Net unrealized gain (loss) on
    investments                              2,321,622        574,168      1,104,802        2,469,103     1,228,544      (199,315)
                                           -----------    -----------    -----------      -----------    ----------    ----------

    Net increase in net assets
      resulting from operations              3,282,099      1,853,670      1,531,817        2,839,530     1,495,101        95,062

  Net deposits into
      Separate Account                       1,858,100      1,102,997        909,812          237,255       557,433       979,833
                                           -----------    -----------    -----------      -----------    ----------    ----------

    Increase in net assets                   5,140,199      2,956,667      2,441,629        3,076,785     2,052,534     1,074,895
  Net assets, beginning of period           13,432,972     10,476,305      8,034,676        9,916,827     7,864,293     6,789,398
                                           -----------    -----------    -----------      -----------    ----------    ----------

  Net assets, end of period                $18,573,171    $13,432,972    $10,476,305      $12,993,612    $9,916,827    $7,864,293
                                           ===========    ===========    ===========      ===========    ==========    ==========



<F*>This fund was formerly known as the International Equity Fund.

See accompanying notes to the financial statements.                                                                  (continued)





                                                 GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                   STATEMENTS OF CHANGES IN NET ASSETS
                                              YEARS ENDED DECEMBER 31, 1999, 1998, AND 1997



                                                        MID-CAP EQUITY                            SMALL-CAP EQUITY
                                                       FUND DIVISION<F*>                            FUND DIVISION
                                           --------------------------------------      --------------------------------------

                                              1999          1998          1997            1999          1998        1997<F**>
                                           ----------    ----------    ----------      ----------    ----------    ----------
Operations:
  Net investment expense                   $  (57,427)   $  (54,944)   $  (40,537)     $  (21,138)   $  (14,676)   $   (2,283)
  Net realized gain (loss) on investments     256,018       401,831       451,508         (83,189)       45,675       150,417
  Net unrealized gain (loss) on
    investments                               751,193      (580,273)      945,457         (25,587)     (280,946)     (133,375)
                                           ----------    ----------    ----------      ----------    ----------    ----------

    Net increase (decrease) in net assets
      resulting from operations               949,784      (233,386)    1,356,428        (129,914)     (249,947)       14,759

  Net deposits into (deductions from)
      Separate Account                         26,099     1,376,768       793,111         672,746     1,480,805     1,129,095
                                           ----------    ----------    ----------      ----------    ----------    ----------

    Increase in net assets                    975,883     1,143,382     2,149,539         542,832     1,230,858     1,143,854
  Net assets, beginning of period           7,378,098     6,234,716     4,085,177       2,374,712     1,143,854             0
                                           ----------    ----------    ----------      ----------    ----------    ----------

  Net assets, end of period                $8,353,981    $7,378,098    $6,234,716      $2,917,544    $2,374,712    $1,143,854
                                           ==========    ==========    ==========      ==========    ==========    ==========


<F*>This fund was formerly known as the Special Equity Fund.
<F**>The Small-Cap Equity Fund began operations on May 1, 1997.

See accompanying notes to the financial statements.                                                              (continued)





                                                 GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                   STATEMENTS OF CHANGES IN NET ASSETS
                                              YEARS ENDED DECEMBER 31, 1999, 1998, AND 1997



                                                          EQUITY INCOME                                    GROWTH
                                                          FUND DIVISION                                FUND DIVISION
                                           -----------------------------------------     -----------------------------------------

                                               1999          1998           1997            1999           1998           1997
                                           -----------    -----------    -----------     -----------    -----------    -----------
Operations:
  Net investment income (expense)          $   125,992    $    82,098    $    75,885     $  (283,725)   $  (111,000)   $   (51,298)
  Net realized gain on investments           1,497,853      2,232,798      1,249,329       6,018,376      4,072,845        802,208
  Net unrealized gain (loss) on
    investments                               (470,508)      (298,765)     1,801,581       8,434,187      5,457,168      2,688,958
                                           -----------    -----------    -----------     -----------    -----------    -----------

    Net increase in net assets
      resulting from operations              1,153,337      2,016,131      3,126,795      14,168,838      9,419,013      3,439,868

  Net deposits into
      Separate Account                       2,171,008      1,818,144      3,516,214       6,264,467      3,631,816      5,418,111
                                           -----------    -----------    -----------     -----------    -----------    -----------

    Increase in net assets                   3,324,345      3,834,275      6,643,009      20,433,305     13,050,829      8,857,979
  Net assets, beginning of period           20,830,092     16,995,817     10,352,808      35,279,420     22,228,591     13,370,612
                                           -----------    -----------    -----------     -----------    -----------    -----------

  Net assets, end of period                $24,154,437    $20,830,092    $16,995,817     $55,712,725    $35,279,420    $22,228,591
                                           ===========    ===========    ===========     ===========    ===========    ===========






See accompanying notes to the financial statements.                                                                   (continued)



                                                GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                   STATEMENTS OF CHANGES IN NET ASSETS
                                              YEARS ENDED DECEMBER 31, 1999, 1998, AND 1997



                                                            OVERSEAS                                 ASSET MANAGER
                                                         FUND DIVISION                               FUND DIVISION
                                           ---------------------------------------       ------------------------------------

                                               1999          1998          1997             1999          1998         1997
                                           -----------    ----------    ----------       ----------    ----------    --------
Operations:
  Net investment income                    $    65,047    $   88,301    $   41,778       $   26,408    $   13,331    $  5,627
  Net realized gain on investments             595,943       686,610       466,320           84,760        74,572      33,746
  Net unrealized gain on investments         3,652,436       196,057        62,543           85,287        39,249      34,466
                                           -----------    ----------    ----------       ----------    ----------    --------

    Net increase in net assets
      resulting from operations              4,313,426       970,968       570,641          196,455       127,152      73,839

  Net deposits into
      Separate Account                         765,467       830,006     2,154,913          984,955       531,902     227,154
                                           -----------    ----------    ----------       ----------    ----------    --------

    Increase in net assets                   5,078,893     1,800,974     2,725,554        1,181,410       659,054     300,993
  Net assets, beginning of period            9,972,458     8,171,484     5,445,930        1,236,511       577,457     276,464
                                           -----------    ----------    ----------       ----------    ----------    --------

  Net assets, end of period                $15,051,351    $9,972,458    $8,171,484       $2,417,921    $1,236,511    $577,457
                                           ===========    ==========    ==========       ==========    ==========    ========






See accompanying notes to the financial statements.                                                              (continued)





                                                 GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                   STATEMENTS OF CHANGES IN NET ASSETS
                                              YEARS ENDED DECEMBER 31, 1999, 1998, AND 1997



                                                          HIGH INCOME                          WORLDWIDE HARD ASSETS
                                                         FUND DIVISION                           FUND DIVISION<F*>
                                            --------------------------------------       --------------------------------

                                               1999          1998          1997            1999        1998        1997
                                            ----------    ----------    ----------       --------    --------    --------
Operations:
  Net investment income (expense)           $  252,694    $  142,227    $   77,610       $    914    $   (498)   $  1,531
  Net realized gain (loss) on investments     (184,684)      120,665        29,038        (40,905)     15,201       3,210
  Net unrealized gain (loss) on
    investments                                171,450      (419,631)      163,711         87,514    (104,848)    (14,106)
                                            ----------    ----------    ----------       --------    --------    --------

    Net increase (decrease) in net assets
      resulting from operations                239,460      (156,739)      270,359         47,523     (90,145)     (9,365)

  Net deposits into
      Separate Account                       1,146,113       970,866       711,529         47,731      41,428      92,851
                                            ----------    ----------    ----------       --------    --------    --------

    Increase (decrease) in net assets        1,385,573       814,127       981,888         95,254     (48,717)     83,486
  Net assets, beginning of period            2,987,046     2,172,919     1,191,031        221,088     269,805     186,319
                                            ----------    ----------    ----------       --------    --------    --------

  Net assets, end of period                 $4,372,619    $2,987,046    $2,172,919       $316,342    $221,088    $269,805
                                            ==========    ==========    ==========       ========    ========    ========


<F*>This fund was formerly known as the Gold & Natural Rescources Fund.


See accompanying notes to the financial statements.                                                          (continued)





                                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                    STATEMENTS OF CHANGES IN NET ASSETS
                                YEARS ENDED DECEMBER 31, 1999, 1998, AND 1997


                                                                     WORLDWIDE
                                                                 EMERGING MARKETS                    MULTI-STYLE EQUITY
                                                                   FUND DIVISION                     FUND DIVISION<F**>
                                                              ---------------------     ------------------------------------------

                                                                1999       1998<F*>         1999           1998            1997
                                                              --------     --------      -----------    -----------     ----------
Operations:
  Net investment income (expense)                             $   (583)     $   (2)      $     9,951    $    (6,316)    $   (1,979)
  Net realized gain on investments                              29,159           0         1,639,237        139,126          5,224
  Net unrealized gain (loss) on investments                     43,867         143           613,662      1,503,013          1,553
                                                              --------      ------       -----------    -----------     ----------

    Net increase (decrease) in net assets
      resulting from operations                                 72,443         141         2,262,850      1,635,823          4,798

  Net deposits into
      Separate Account                                         194,510       1,700         3,014,155      7,540,459      2,534,482
                                                              --------      ------       -----------    -----------     ----------

    Increase in net assets                                     266,953       1,841         5,277,005      9,176,282      2,539,280
  Net assets, beginning of period                                1,841           0        11,715,562      2,539,280              0
                                                              --------      ------       -----------    -----------     ----------

  Net assets, end of period                                   $268,794      $1,841       $16,992,567    $11,715,562     $2,539,280
                                                              ========      ======       ===========    ===========     ==========


                                                                             CORE BOND
                                                                         FUND DIVISION<F**>
                                                              --------------------------------------

                                                                 1999          1998          1997
                                                              ----------    ----------    ----------
Operations:
  Net investment income (expense)                             $  427,789    $  133,081    $      929
  Net realized gain on investments                               230,167        35,679           705
  Net unrealized gain (loss) on investments                     (750,660)       72,062        27,482
                                                              ----------    ----------    ----------

    Net increase (decrease) in net assets
      resulting from operations                                  (92,704)      240,822        29,116

  Net deposits into
      Separate Account                                         3,244,804     5,262,341     1,125,291
                                                              ----------    ----------    ----------

    Increase in net assets                                     3,152,100     5,503,163     1,154,407
  Net assets, beginning of period                              6,657,570     1,154,407             0
                                                              ----------    ----------    ----------

  Net assets, end of period                                   $9,809,670    $6,657,570    $1,154,407
                                                              ==========    ==========    ==========

<F*>The Worldwide Emerging Markets Fund Fund began operations on September 15,1998.
<F**>The Multi-Style Equity Fund, and Core Bond Fund began operations on January 2, 1997.

See accompanying notes to the financial statements.                                                                    (continued)





                                                GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                  STATEMENTS OF CHANGES IN NET ASSETS
                                              YEARS ENDED DECEMBER 31, 1999, 1998, AND 1997



                                                           AGGRESSIVE EQUITY                               NON-US
                                                           FUND DIVISION<F*>                          FUND DIVISION<F*>
                                               --------------------------------------       ------------------------------------


                                                   1999          1998         1997             1999          1998         1997
                                               ----------    ----------    ----------       ----------    ----------    --------
Operations:
   Net investment income (expense)             $  (11,894)   $  (12,471)   $   (1,164)      $   51,010    $    5,373    $ (1,145)
   Net realized gain (loss) on investments        (25,818)       42,561         2,158          214,105       (13,456)         78
   Net unrealized gain (loss) on investments      341,390       (46,042)       23,627          971,904       217,983     (57,317)
                                               ----------    ----------    ----------       ----------    ----------    --------

     Net increase (decrease) in net assets
       resulting from operations                  303,678       (15,952)       24,621        1,237,019       209,900     (58,384)

   Net deposits into
     Separate Account                             607,124     2,627,723     1,320,804          349,703     2,418,138     842,227
                                               ----------    ----------    ----------       ----------    ----------    --------

     Increase in net assets                       910,802     2,611,771     1,345,425        1,586,722     2,628,038     783,843
   Net assets, beginning of period              3,957,196     1,345,425             0        3,411,881       783,843           0
                                               ----------    ----------    ----------       ----------    ----------    --------

   Net assets, end of period                   $4,867,998    $3,957,196    $1,345,425       $4,998,603    $3,411,881    $783,843
                                               ==========    ==========    ==========       ==========    ==========    ========


<F*>The Aggressive Equity Fund and Non-U.S. Fund began operations on January 2, 1997.


See accompanying notes to the financial statements.                                                               (continued)




                                              GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                STATEMENTS OF CHANGES IN NET ASSETS
                                              YEARS ENDED DECEMBER 31, 1999, AND 1998



                                               INCOME & GROWTH              INTERNATIONAL                 VALUE
                                                FUND DIVISION               FUND DIVISION             FUND DIVISION
                                            ---------------------       ---------------------     ---------------------

                                              1999       1998<F*>         1999       1998<F*>       1999       1998<F*>
                                            --------     --------       --------     --------     --------     --------
Operations:
  Net investment income (expense)           $ (2,356)     $   32        $   (989)     $  0        $   (493)     $   (1)
  Net realized gain (loss) on investments     34,901          12          49,932         5         (14,414)          0
  Net unrealized gain on investments          43,204         471         120,627        45           1,750          85
                                            --------      ------        --------      ----        --------      ------

    Net increase (decrease) in net assets
      resulting from operations               75,749         515         169,570        50         (13,157)         84

  Net deposits into
      Separate Account                       652,207       6,845         433,721       853         106,165       3,786
                                            --------      ------        --------      ----        --------      ------

    Increase in net assets                   727,956       7,360         603,291       903          93,008       3,870
  Net assets, beginning of period              7,360           0             903         0           3,870           0
                                            --------      ------        --------      ----        --------      ------

  Net assets, end of period                 $735,316      $7,360        $604,194      $903        $ 96,878      $3,870
                                            ========      ======        ========      ====        ========      ======


<F*>The Income & Growth Fund, International Fund, and Value Fund began operations on September 15, 1998.


See accompanying notes to the financial statements.                                                        (continued)




                            GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                              STATEMENTS OF CHANGES IN NET ASSETS
                            YEARS ENDED DECEMBER 31, 1999, AND 1998



                                                        BOND PORTFOLIO              SMALL COMPANY
                                                        FUND DIVISION               FUND DIVISION
                                                    --------------------        ---------------------

                                                      1999      1998<F*>          1999       1998<F*>
                                                    --------    --------        --------     --------
Operations:
  Net investment income (expense)                   $  2,107     $   (1)        $   (627)     $    0
  Net realized gain (loss) on investments               (222)         0           15,877          80
  Net unrealized gain (loss) on investments           (2,018)         3           96,423         187
                                                    --------     ------         --------      ------

    Net increase (decrease) in net assets
      resulting from operations                         (133)         2          111,673         267

  Net deposits into
      Separate Account                               138,293      3,299          482,575       2,922
                                                    --------     ------         --------      ------

    Increase in net assets                           138,160      3,301          594,248       3,189
  Net assets, beginning of period                      3,301          0            3,189           0
                                                    --------     ------         --------      ------

  Net assets, end of period                         $141,461     $3,301         $597,437      $3,189
                                                    ========     ======         ========      ======


<F*>The Bond Portfolio Fund and Small Company Fund began operations on September 15, 1998.


See accompanying notes to the financial statements.

             GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                  NOTES TO FINANCIAL STATEMENTS
                        DECEMBER 31, 1999

NOTE 1 - ORGANIZATION

General American Separate Account Eleven (the Separate Account) commenced operations on September 15, 1987 and is registered under the Investment Company Act of 1940 (1940 Act) as a unit investment trust.
The Separate Account offers six products: Variable Universal Life (VUL-95), Variable General Select Plus (VGSP), Variable Universal Life (VUL-100), Russell Variable Universal Life (Russell VUL) Variable Universal Life (VUL-98), and Joint and Survivor Universal Life (JSVUL-98) that receive and invest net premiums for flexible premium variable life insurance policies that are issued by General American Life
Insurance Company (General American). The Separate Account is divided into twenty-four Divisions. Each Division invests exclusively in shares of a single Fund of either General American Capital Company, Variable Insurance Products Fund, Variable Insurance Products Fund II, Van Eck Worldwide Insurance Trust, Russell Insurance Funds, American Century Variable Portfolios, Inc. or J.P. Morgan Series Trust II which are open-end, diversified management companies. The Funds of the General American Capital Company, sponsored by General American, are the
S & P 500 Index (formerly Equity Index), Money Market, Bond Index, Managed Equity, Asset Allocation, International Index (formerly International Equity), Mid-Cap Equity (formerly Special Equity), and the Small-Cap Equity Fund Divisions. The Funds of the Variable Insurance Products
Fund, managed by Fidelity Management & Research Company, are the Equity Income, Growth, Overseas, and the High Income Fund Divisions. The Funds of the Variable Insurance Products Fund II, managed by Fidelity
Management and Research Company is the Asset Manager Fund. The Funds of the Van Eck Worldwide Insurance Trust, managed by Van Eck Associates Corporation, are the Worldwide Hard Assets Fund, formerly known as the Gold and Natural Resources Fund and the Worldwide Emerging Markets Fund Divisions. The Funds of the Russell Variable Insurance Product, managed by Frank Russell Investment Management Company are the Multi-style
Equity, Core Bond, Aggressive Equity, and Non-US Fund Divisions. The Funds of the American Century Variable Portfolios, Inc. managed by American Century Investments are the Income & Growth, International, and Value Fund Divisions. The Funds of the J.P. Morgan Trust II, managed by J.P. Morgan Investment Management, Inc. are the Bond Portfolio and Small Company Portfolio Fund Divisions. Policyholders have the option of directing their premium payments into one or all of the Funds as well as into the general account of General American, which is not generally subject to regulation under the Securities Act of 1933 or the 1940 Act.
On January 6, 2000, Metropolitan Life Insurance Company (Metlife), headquartered in New York City, purchased 100% of GenAmerica Corporation (the Company) for $1.2 billion in cash. The acquisition was a result of liquidity problems encountered by the Company's wholly-owned subsidiary General American Life Insurance Company (General American) during 1999.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A.   Investments

     The Separate Accounts' investments in the twenty-four Funds are valued daily based on the net asset values of the respective Fund shares held as reported to General American by General American Capital Company, Variable Insurance Products Fund, Variable Insurance Products Fund II, Van Eck Worldwide Insurance Trust, Russell Insurance Funds, American Century Portfolios, and J.P. Morgan Series Trust II. The specific identification method is used in determining the cost of shares sold on withdrawals by the Separate Account. Share transactions are recorded on the trade date, which is the same as the settlement date.

B.   Federal Income Taxes

     Under current federal income tax law, capital gains from sales of investments of the Separate Account are not taxable. Therefore, no federal income tax expense has been provided.

          GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
               NOTES TO FINANCIAL STATEMENTS
                     DECEMBER 31, 1999

C.   Distribution of Income and Realized Capital Gains

     General American Capital Company follows the federal income tax practice known as consent dividending, whereby substantially all of its net investment income and realized gains are deemed to be passed through to the Separate Account. As a result, General American Capital Company does not pay any dividends or capital gain distributions. During December of each year, accumulated investment income and capital gains of the underlying Capital Company Fund are allocated to the Separate Account by increasing the cost basis and recognizing a capital gain in the Separate Account. The Variable Insurance Products Fund, Variable Insurance Products Fund II, Van Eck Worldwide Insurance Trust, Russell Insurance Funds, American Century Variable Portfolios, and J.P. Morgan Series Trust II intend to pay out all of their net investment income and net realized capital gains each year. Dividends from the funds are distributed at least annually on a per share basis and are recorded on the ex dividend date. Normally, net realized capital gains, if any, are distributed each year for each fund. Such income and capital gain distributions are automatically reinvested in additional shares of the funds.

D.   Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

NOTE 3 - POLICY CHARGES

Charges are deducted from premiums and paid to General American for providing the insurance benefits set forth in the contracts and any additional benefits added by rider, administering the policies, reimbursement of expenses incurred in distributing the policies, and assuming certain risks in connection with the policies.

Prior to the allocation of net premiums among General American's general account and the Fund Divisions of the Separate Account, premium payments are reduced by premium expense charges, which consist of a sales charge and a charge for premium taxes. The premium payment, less the premium expense charge, equals the net premium.

     Sales Charge:  A sales charge equal to 6% is deducted from each
     -------------
     VUL-95 premium paid. A sales charge of 5% in years one through ten and 2.25% thereafter is deducted from each VGSP premium paid. A maximum sales charge of 5% in years one through ten and a maximum 2.25% thereafter based on initial deposit is deducted from each Russell VUL premium paid. A sales charge equal to 15% up to the target premium and 5% on the excess in the first policy year is deducted from each VUL-98 and JSVUL-98 premium paid. The sales charge is 5% on all premiums in policy years two to ten, and 2% on all premiums in policy years eleven or later. This charge is deducted to partially reimburse General American for expenses incurred in distributing the policy and any additional benefits provided by rider. No sales charge is deducted from VUL-100 premiums.

     Premium Taxes:  Various state and political subdivisions impose a
     --------------
     tax on premiums received by insurance companies. Premium taxes vary from state to state. A deduction of 2% of each VUL-95 premium, 2.5% of each VGSP premium, 2.10% of each VUL-100 premium, 2.5% of each Russell VUL premium, and the actual tax rate for VUL-98 and JSVUL-98 is made from each premium payment for these taxes.
     In addition, a 1.25% deduction is taken from VUL-100 premiums and a 1.3% deduction is taken from VUL-98 and JSVUL-98 to cover the company's Federal income tax costs attributable to the amount of premium received.

Charges are deducted monthly from the cash value of each policy to compensate General American for (a) certain administrative costs; (b) insurance underwriting and acquisition expenses in connection with issuing a policy; (c) the cost of insurance, and (d) the cost of optional benefits added by rider.

              GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                   NOTES TO FINANCIAL STATEMENTS
                         DECEMBER 31, 1999


     Administrative Charge:  General American has responsibility for
     ----------------------
     the administration of the policies and the Separate Account. As reimbursement for administrative expenses related to the maintenance of each policy and the Separate Account, General American assesses a monthly administrative charge against each policy. This charge is $10 per month for a standard policy and $12 per month for a pension policy during the first 12 policy months and $4 (standard) and $6 (pension) per month for all policy months beyond the 12th for VUL-95 contracts. The charge is $4 per month for VGSP and Russell VUL contracts. The charge is $13 per month during the first 12 policy months and $6 per month thereafter for VUL-100 contracts. The charge is $25 per month in the first policy year and $6 per month in each subsequent policy year for VUL-98 and JSVUL-98 contracts.

     Insurance Underwriting and Acquisition Expense Charge:  An
     ------------------------------------------------------
     additional administrative charge is deducted from the policy cash value for VUL-95 as part of the monthly deduction during the first 12 policy months and for the first 12 policy months following an increase in the face amount. The charge is $0.08 per month multiplied by the face amount divided by 1,000. For VUL-100, the charge during the first 12 policy months is $0.16 per month multiplied by the face amount divided by 1,000, and in all policy years thereafter, the charge is $0.01 per month multiplied by the face amount divided by 1,000. For VUL-98 and JSVUL-98, there is a charge per $1,000 of face amount, determined by age, sex, and smoker class, payable for ten years following the policy issue or an increase in the face amount.

     Cost of Insurance:  The cost of insurance is deducted on each
     ------------------
     monthly anniversary date for the following policy month. Because the cost of insurance depends upon a number of variables, the cost
     varies for each policy month.   The cost of insurance is
     determined separately for the initial face amount and for any subsequent increases in face amount. General American determines the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each policy month.

     Optional Rider Benefits Charge:  This monthly deduction includes
     -------------------------------
     charges for any additional benefits provided by rider.

     Contingent Deferred Sales Charge:  During the first ten policy
     ---------------------------------
     years for VUL-95, VGSP, and Russell VUL, and the first fifteen years for VUL-100, General American also assesses a charge upon surrender or lapse of a policy, a requested decrease in face amount, or a partial withdrawal that causes the face amount to decrease. The amount of the charge assessed depends on a number of factors, including whether the event is a full surrender or lapse or only a decrease in face amount, the amount of premiums received to date by General American, and the policy year in which the surrender or other event takes place. For VUL-98 and JSVUL-98, the charge is bases on the annual target premium, rather than the premiums actually received by General American.

     Mortality and Expense Charge:  In addition to the above charges, a
     -----------------------------
     daily charge is made at the separate account level for the mortality and expense risks assumed by General American. General American deducts a daily charge from the Separate Account at the rate of .002319% for VUL-95, .0019111% for VGSP, .002455% for VUL-100,
     .001366% for Russell VUL, and .0015027% for VUL-98 and JSVUL-98 of the net assets of each division of the Separate Account, which equals an annual rate of .85%, .70%, .90%, .50%, .55%, and .55% for VUL-95,
     VGSP, VUL-100, Russell VUL, VUL 98, and JSVUL-98, respectively. VUL-95, VGSP, VUL-100, Russell VUL, VUL-98, and JSVUL-98 mortality and expense charges for 1999 were $583,872, $528,396, $524,079,
     $40,641, $54,323, and $5,931 respectively. The mortality risk assumed by General American is the risk that those insured may die sooner than anticipated and therefore, that General American will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the policy will exceed the amounts realized from the administrative charges assessed against the policy.

              GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                   NOTES TO FINANCIAL STATEMENTS
                         DECEMBER 31, 1999


NOTE 4 - INVESTMENT OBJECTIVES, MANAGER CHANGES AND NEW DIVISIONS

Effective April 30, 1998, the four divisions of the Frank Russell funds became available for Variable Universal Life (VUL-95) and Variable Universal Life (VUL 100).

On September 15, 1998, six new divisions and two new products - VUL-98 and JSVUL-98 were added to Separate Account Eleven. Three of the new divisions are the Income & Growth Fund, the International Fund, and the Value Fund. The underlying funds in these divisions are offered by American Century Variable Portfolios and managed by American Century Investments. Two of the new divisions are the Bond Portfolio Fund and the Small Company Portfolio Fund. The underlying funds in these divisions are offered by J.P. Morgan Trust II and managed by J.P. Morgan Investment Management, Inc. The Worldwide Emerging Markets Fund Division is offered by Van Eck World Wide Insurance Trust and managed by Van Eck Associates Corporation. The investment objectives of each of these new divisions are as follows:

Income & Growth Fund - To provide dividend growth, current income and
--------------------
capital appreciation by investing in common stocks.

International Fund - To provide capital growth by investing primarily in
------------------
an internationally diversified portfolio of common stocks that are considered by management to have prospects for appreciation.

Value Fund - To provide long-term capital growth by investing in
----------
securities that management believes to be undervalued at the time of purchase.

Bond Portfolio Fund - To provide a high total return consistent with
-------------------
moderate risk of capital and maintenance of liquidity.

Small Company Portfolio Fund - To provide a high total return from a
----------------------------
portfolio of equity securities of small companies.

Worldwide Emerging Markets Fund - To provide long-term capital
-------------------------------
appreciation by investing primarily in equity securities in emerging markets around the world.

Effective April 30, 1999, the three divisions of the American Century funds, the two divisions of the J. P. Morgan funds, and the Worldwide Emerging Markets Division offered by Van Eck Associates became available for Variable Universal Life (VUL-95), Variable General Select Plus
(VGSP), and Variable Universal Life (VUL-100).

             GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                  NOTES TO FINANCIAL STATEMENTS
                        DECEMBER 31, 1999

NOTE 5 - PURCHASES AND SALES

During the year ended December 31, 1999, purchases including net realized gain and income from distribution and proceeds from sales of General American Capital Company shares were as follows:

              S & P 500        MONEY           BOND          MANAGED         ASSET      INTERNATIONAL     MID-CAP      SMALL-CAP
                INDEX         MARKET           INDEX         EQUITY       ALLOCATION        INDEX         EQUITY         EQUITY
                FUND           FUND            FUND           FUND           FUND           FUND           FUND           FUND
             -----------    -----------     ----------     ----------     ----------    -------------   ----------     ----------
Purchases    $17,996,914    $20,864,176     $2,462,394     $1,821,337     $4,740,174     $1,395,034     $1,564,641     $1,455,784
             ===========    ===========     ==========     ==========     ==========     ==========     ==========     ==========
Sales        $ 5,552,782    $17,520,562     $  896,592     $  809,643     $2,550,835     $1,076,698     $1,568,690     $  678,628
             ===========    ===========     ==========     ==========     ==========     ==========     ==========     ==========

During the year ended December 31, 1999, purchases (including dividend reinvestment) and proceeds from sales of Variable Insurance Products Fund Shares were as follows:

              EQUITY INCOME        GROWTH             OVERSEAS           HIGH INCOME
                  FUND              FUND                FUND                FUND
              -------------      -----------         ----------          -----------
Purchases      $5,903,602        $13,832,577         $2,346,334          $3,304,883
               ==========        ===========         ==========          ==========
Sales          $2,961,663        $ 3,848,234         $1,263,050          $1,892,920
               ==========        ===========         ==========          ==========

During the year ended December 31, 1999, purchases (including dividend reinvestment) and proceeds from sales of Variable Insurance Products Fund II shares were as follows:

                           ASSET MANAGER
                               FUND
                           -------------
Purchases                    $1,731,627
                             ==========
Sales                        $  664,603
                             ==========

During the year ended December 31, 1999, purchases (including dividend reinvestment) and proceeds from sales of Van Eck Worldwide Insurance Trust shares were as follows:

                              WORLDWIDE          WORLDWIDE
                             HARD ASSETS         EMERGING
                                FUND           MARKETS FUND
                             -----------       ------------
Purchases                      $122,599          $529,983
                               ========          ========
Sales                          $ 72,844          $344,809
                               ========          ========

During the year ended December 31, 1999, purchases (including dividend reinvestment) and proceeds from sales of Russell Insurance Funds shares were as follows:

                  MULTI-STYLE          CORE BOND           AGGRESSIVE             NON-US
                  EQUITY FUND             FUND             EQUITY FUND             FUND
                  -----------          ----------          -----------          ----------
Purchases          $6,023,787          $5,542,508          $1,238,176           $1,216,509
                   ==========          ==========          ==========           ==========
Sales              $1,281,297          $1,342,535          $  630,824           $  703,797
                   ==========          ==========          ==========           ==========

During the period ended December 31, 1999, purchases (including dividend reinvestment) and proceeds from sales of American Century Variable Portfolios shares were as follows:

                    INCOME &           INTERNATIONAL
                   GROWTH FUND             FUND           VALUE FUND
                   -----------         -------------      ----------
Purchases          $1,164,782            $792,441          $399,886
                   ==========            ========          ========
Sales              $  514,040            $359,568          $293,873
                   ==========            ========          ========

During the period ended December 31, 1999, purchases (including dividend reinvestment) and proceeds from sales of J.P. Morgan Series Trust II shares were as follows:

                                           SMALL
                  BOND PORTFOLIO          COMPANY
                       FUND            PORTFOLIO FUND
                  --------------       --------------
Purchases            $154,493             $541,150
                     ========             ========
Sales                $ 14,002             $ 49,236
                     ========             ========

NOTE 6 - ACCUMULATION UNIT ACTIVITY

The following is a summary of the accumulation unit activity for the years ended December 31, 1999, 1998, and 1997:

                                                         S & P 500 INDEX                                 MONEY MARKET
                                                          FUND DIVISION                                  FUND DIVISION
                                              -----------------------------------          ---------------------------------------

                                                1999          1998         1997              1999           1998            1997
                                              --------      -------      --------          --------      ----------       --------
Variable Universal Life - 95:
  Deposits                                      40,318       53,610        70,404            56,074          63,693         98,719
  Withdrawals                                  (51,800)     (44,959)      (29,686)          (31,779)        (66,600)      (110,821)
  Outstanding units, beginning of year         244,956      236,305       195,587            43,796          46,703         58,805
                                              --------      -------      --------          --------      ----------       --------

  Outstanding units, end of year               233,474      244,956       236,305            68,091          43,796         46,703
                                              ========      =======      ========          ========      ==========       ========


Variable General Select Plus:
  Deposits                                     143,955      313,540       146,632           636,987       1,380,901        942,448
  Withdrawals                                 (105,975)     (55,730)     (305,772)         (500,114)     (1,744,430)      (900,950)
  Outstanding units, beginning of year         506,304      248,494       407,634           172,324         535,853        494,355
                                              --------      -------      --------          --------      ----------       --------

  Outstanding units, end of year               544,284      506,304       248,494           309,197         172,324        535,853
                                              ========      =======      ========          ========      ==========       ========


Variable Universal Life - 100:
  Deposits                                     195,193      384,015       212,106           343,675         825,392        738,912
  Withdrawals                                 (130,533)     (89,826)      (41,462)         (400,299)       (824,924)      (707,676)
  Outstanding units, beginning of year         587,054      292,865       122,221           166,596         166,128        134,892
                                              --------      -------      --------          --------      ----------       --------

  Outstanding units, end of year               651,714      587,054       292,865           109,972         166,596        166,128
                                              ========      =======      ========          ========      ==========       ========


Russell Variable Universal Life:<F*>
  Deposits                                                                                        0          36,281        435,785
  Withdrawals                                                                                     0         (44,828)      (427,238)
  Outstanding units, beginning of year                                                            0           8,547              0
                                                                                           --------      ----------       --------

  Outstanding units, end of year                                                                  0               0          8,547
                                                                                           ========      ==========       ========



<F*>The Russell Variable Universal Life product was introduced in 1997, and the first deposit was received
on May 6, 1997.                                                                                                        (continued)




NOTE 6 - ACCUMULATION UNIT ACTIVITY (CONTINUED)

The following is a summary of the accumulation unit activity for the years ended December 31, 1999, and 1998:


                                                                  S & P 500 INDEX                           MONEY MARKET
                                                                   FUND DIVISION                           FUND DIVISION
                                                              ----------------------                --------------------------

                                                                1999           1998                    1999              1998
                                                              -------         ------                ----------         -------
Variable Universal Life - 98:<F*>
  Deposits                                                    493,771         12,188                 1,665,714         190,317
  Withdrawals                                                 (59,617)          (256)               (1,553,256)        (40,880)
  Outstanding units, beginning of year                         11,932              0                   149,437               0
                                                              -------         ------                ----------         -------

  Outstanding units, end of year                              446,086         11,932                   261,895         149,437
                                                              =======         ======                ==========         =======


Joint and Survivor Variable Universal Life - 98:<F*>
  Deposits                                                     93,119            105                   206,783          27,427
  Withdrawals                                                 (23,926)            (2)                 (195,215)         (3,565)
  Outstanding units, beginning of year                            103              0                    23,862               0
                                                              -------         ------                ----------         -------

  Outstanding units, end of year                               69,296            103                    35,430          23,862
                                                              =======         ======                ==========         =======




<F*>The Variable Universal Life 98 and Joint And Survivor Variable Universal Life products were introduced in 1998,
and the first deposits were received on September 29, 1998 and October 14, 1998, respectively.                     (continued)





NOTE 6 - ACCUMULATION UNIT ACTIVITY, (CONTINUED)

The following is a summary of the accumulation unit activity for the years ended December 31, 1999, 1998, and 1997:

                                                           BOND INDEX                                MANAGED EQUITY
                                                          FUND DIVISION                               FUND DIVISION
                                              -----------------------------------          ---------------------------------

                                                1999          1998          1997             1999         1998         1997
                                              -------       -------       -------          -------      -------      -------
Variable Universal Life - 95:
  Deposits                                     19,306        25,406        45,996           12,253       16,942       20,213
  Withdrawals                                 (14,321)      (12,912)      (19,985)         (14,768)     (13,618)     (19,170)
  Outstanding units, beginning of year        109,948        97,454        71,443           96,034       92,710       91,667
                                              -------       -------       -------          -------      -------      -------

  Outstanding units, end of year              114,933       109,948        97,454           93,519       96,034       92,710
                                              =======       =======       =======          =======      =======      =======


Variable General Select Plus:
  Deposits                                     23,730        29,830        26,599           11,280       12,156       22,411
  Withdrawals                                  (9,825)       (9,429)     (398,540)          (6,022)      (8,587)     (10,526)
  Outstanding units, beginning of year         70,801        50,400       422,341           41,050       37,481       25,596
                                              -------       -------      --------          -------      -------      -------

  Outstanding units, end of year               84,706        70,801        50,400           46,308       41,050       37,481
                                              =======       =======      ========          =======      =======      =======


Variable Universal Life - 100:
  Deposits                                     63,648        84,402        38,781           34,949       40,129       38,918
  Withdrawals                                 (30,779)      (26,455)       (8,471)         (16,792)     (15,741)      (8,793)
  Outstanding units, beginning of year        113,583        55,636        25,326           68,790       44,402       14,277
                                              -------       -------      --------          -------      -------      -------

  Outstanding units, end of year              146,452       113,583        55,636           86,947       68,790       44,402
                                              =======       =======      ========          =======      =======      =======





                                                                                                                 (continued)






NOTE 6 - ACCUMULATION UNIT ACTIVITY (CONTINUED)

The following is a summary of the accumulation unit activity for the years ended December 31, 1999, and 1998:


                                                                   BOND INDEX                           MANAGED EQUITY
                                                                 FUND DIVISION                          FUND DIVISION
                                                              -------------------                    -------------------

                                                                1999         1998                     1999          1998
                                                              -------        ----                    ------         ----
Variable Universal Life - 98:<F*>
  Deposits                                                     65,154         558                    23,377          727
  Withdrawals                                                 (23,294)         (5)                   (2,443)         (13)
  Outstanding units, beginning of year                            553           0                       714            0
                                                              -------         ---                    ------          ---

  Outstanding units, end of year                               42,413         553                    21,648          714
                                                              =======         ===                    ======          ===


Joint and Survivor Variable Universal Life - 98:<F*>
  Deposits                                                      6,676          88                     3,213            0
  Withdrawals                                                    (270)         (2)                     (169)           0
  Outstanding units, beginning of year                             86           0                         0            0
                                                              -------         ---                    ------          ---

  Outstanding units, end of year                                6,492          86                     3,044            0
                                                              =======         ===                    ======          ===



<F*>The Variable Universal Life 98 and Joint And Survivor Variable Universal Life products were introduced in 1998, and the first deposits were received on September 29, 1998 and
October 14, 1998, respectively.                                                                              (continued)






NOTE 6 - ACCUMULATION UNIT ACTIVITY, (CONTINUED)

The following is a summary of the accumulation unit activity for the years ended December 31, 1999, 1998, and 1997:


                                                       ASSET ALLOCATION                           INTERNATIONAL  INDEX
                                                         FUND DIVISION                              FUND DIVISION<F*>
                                              ----------------------------------           -----------------------------------
                                                1999          1998         1997              1999         1998           1997
                                              -------       -------      -------           -------       -------       -------
Variable Universal Life - 95:
  Deposits                                     36,270        44,015       58,255            24,166        35,296        56,157
  Withdrawals                                 (37,511)      (32,243)     (49,785)          (30,239)      (36,243)      (45,488)
  Outstanding units, beginning of year        294,610       282,838      274,368           174,279       175,226       164,557
                                              -------       -------      -------           -------       -------       -------

  Outstanding units, end of year              293,369       294,610      282,838           168,206       174,279       175,226
                                              =======       =======      =======           =======       =======       =======


Variable General Select Plus:
  Deposits                                     62,080        29,160       21,682            15,664        42,140        35,709
  Withdrawals                                 (56,513)      (24,120)     (10,372)          (11,959)      (34,648)      (10,776)
  Outstanding units, beginning of year         77,547        72,507       61,197            77,550        70,058        45,125
                                              -------       -------      -------           -------       -------       -------

  Outstanding units, end of year               83,114        77,547       72,507            81,255        77,550        70,058
                                              =======       =======      =======           =======       =======       =======


Variable Universal Life - 100:
  Deposits                                     58,534        49,412       44,721            43,793        54,490        56,601
  Withdrawals                                 (25,963)      (16,133)     (11,617)          (41,530)      (20,835)      (15,926)
  Outstanding units, beginning of year         88,353        55,074       21,970           117,078        83,423        42,748
                                              -------       -------      -------           -------       -------       -------

  Outstanding units, end of year              120,924        88,353       55,074           119,341       117,078        83,423
                                              =======       =======      =======           =======       =======       =======


General American Life Insurance Company
 seed money:
  Deposits                                                                                       0             0             0
  Withdrawals                                                                                    0             0             0
  Outstanding units, beginning of year                                                     200,000       200,000       200,000
                                                                                           -------       -------       -------

  Outstanding units, end of year                                                           200,000       200,000       200,000
                                                                                           =======       =======       =======


<F*>This fund was formerly known as the International Equity Fund.


                                                                                                                   (continued)






NOTE 6 - ACCUMULATION UNIT ACTIVITY (CONTINUED)

The following is a summary of the accumulation unit activity for the years ended December 31, 1999, and 1998:


                                                                ASSET ALLOCATION                     INTERNATIONAL INDEX
                                                                  FUND DIVISION                       FUND DIVISION<F*>
                                                              ---------------------                  -------------------

                                                               1999            1998                   1999          1998
                                                              ------          -----                  ------         ----
Variable Universal Life - 98:<F**>
  Deposits                                                    77,838          1,037                  19,887          710
  Withdrawals                                                 (1,877)           (14)                 (2,009)         (17)
  Outstanding units, beginning of year                         1,023              0                     693            0
                                                              ------          -----                  ------          ---

  Outstanding units, end of year                              76,984          1,023                  18,571          693
                                                              ======          =====                  ======          ===


Joint and Survivor Variable Universal Life - 98:<F**>
  Deposits                                                    10,560              0                   4,680           83
  Withdrawals                                                   (432)             0                    (245)          (2)
  Outstanding units, beginning of year                             0              0                      81            0
                                                              ------          -----                  ------          ---

  Outstanding units, end of year                              10,128              0                   4,516           81
                                                              ======          =====                  ======          ===



<F*>This fund was formerly known as the International Equity Fund.
<F**>The Variable Universal Life 98 and Joint And Survivor Variable Universal Life products were introduced in 1998, and the first deposits were received on September 29, 1998 and
October 14, 1998, respectively.                                                                                      (continued)





NOTE 6 - ACCUMULATION UNIT ACTIVITY, (CONTINUED)

The following is a summary of the accumulation unit activity for the years ended December 31, 1999, 1998, and 1997 for the Mid-Cap Equity Fund Division and the year ended December 31, 1999, 1998 and period ended December 31, 1997 for the Small-Cap Equity Fund Division.


                                                          MID-CAP EQUITY                             SMALL-CAP EQUITY
                                                         FUND DIVISION<F*>                            FUND DIVISION
                                              -----------------------------------          ----------------------------------

                                                1999          1998          1997            1999          1998      1997<F**>
                                              -------       -------       -------          ------        ------     ---------
Variable Universal Life - 95:
  Deposits                                     23,187        33,622        50,013           8,482        19,324       35,503
  Withdrawals                                 (35,782)      (32,360)      (61,032)         (7,148)       (5,547)        (326)
  Outstanding units, beginning of period      175,383       174,121       185,140          48,954        35,177            0
                                              -------       -------       -------          ------        ------       ------

  Outstanding units, end of period            162,788       175,383       174,121          50,288        48,954       35,177
                                              =======       =======       =======          ======        ======       ======


Variable General Select Plus:
  Deposits                                     23,177        58,976        43,764          45,417        65,121       30,298
  Withdrawals                                 (31,804)      (28,754)      (14,054)        (23,263)      (23,984)        (271)
  Outstanding units, beginning of period      108,141        77,919        48,209          71,164        30,027            0
                                              -------       -------       -------          ------        ------       ------

  Outstanding units, end of period             99,514       108,141        77,919          93,318        71,164       30,027
                                              =======       =======       =======          ======        ======       ======


Variable Universal Life - 100:
  Deposits                                     46,286        56,900        36,664          43,499        70,656       23,110
  Withdrawals                                 (40,979)      (22,387)      (15,674)        (38,432)      (10,421)        (540)
  Outstanding units, beginning of period       87,742        53,229        32,239          82,805        22,570            0
                                              -------       -------       -------          ------        ------       ------

  Outstanding units, end of period             93,049        87,742        53,229          87,872        82,805       22,570
                                              =======       =======       =======          ======        ======       ======





<F*>This fund was formerly known as the Special Equity Fund.

<F**>The Small-Cap Equity Fund began operations on May 1, 1997.                                                (continued)






NOTE 6 - ACCUMULATION UNIT ACTIVITY (CONTINUED)

The following is a summary of the accumulation unit activity for the years ended December 31, 1999, and 1998:


                                                                 MID-CAP EQUITY                         SMALL-CAP EQUITY
                                                               FUND DIVISION<F*>                         FUND DIVISION
                                                              -------------------                    -------------------

                                                               1999          1998                     1999          1998
                                                              ------         ----                    ------         ----
Variable Universal Life - 98:<F**>
  Deposits                                                    27,940          595                    30,720          644
  Withdrawals                                                 (2,928)         (23)                   (4,697)         (25)
  Outstanding units, beginning of year                           572            0                       619            0
                                                              ------         ----                    ------          ---

  Outstanding units, end of year                              25,584          572                    26,642          619
                                                              ======         ====                    ======          ===


Joint and Survivor Variable Universal Life - 98:<F**>
  Deposits                                                     4,042          168                     6,826          168
  Withdrawals                                                   (574)          (5)                   (1,009)          (5)
  Outstanding units, beginning of year                           163            0                       163            0
                                                              ------         ----                    ------          ---

  Outstanding units, end of year                               3,631          163                     5,980          163
                                                              ======         ====                    ======          ===



<F*>This fund was formerly known as the Special Equity Fund.
<F**> The Variable Universal Life 98 and Joint And Survivor Variable Universal Life  products were introduced in 1998,
and the first deposits were received on September 29, 1998 and October 14, 1998, respectively.                 (continued)





NOTE 6 - ACCUMULATION UNIT ACTIVITY, (CONTINUED)

The following is a summary of the accumulation unit activity for the years ended December 31, 1999, 1998, and 1997:


                                                           EQUITY INCOME                                   GROWTH
                                                           FUND DIVISION                                FUND DIVISION
                                              ------------------------------------          ------------------------------------

                                                1999           1998          1997            1999           1998           1997
                                              -------        -------       -------          -------        -------       -------
Variable Universal Life - 95:
  Deposits                                     54,849         59,416        73,369           58,832         69,876       110,237
  Withdrawals                                 (72,847)       (47,519)      (68,932)         (78,887)       (72,411)      (69,361)
  Outstanding units, beginning of year        304,241        292,344       287,907          405,378        407,913       367,037
                                              -------        -------       -------          -------        -------       -------

  Outstanding units, end of year              286,243        304,241       292,344          385,323        405,378       407,913
                                              =======        =======       =======          =======        =======       =======


Variable General Select Plus:
  Deposits                                     97,662         99,382       107,293          158,244         99,249       151,169
  Withdrawals                                 (67,788)       (42,509)      (41,943)         (93,901)       (40,684)      (56,898)
  Outstanding units, beginning of year        283,014        226,141       160,791          386,583        328,018       233,747
                                              -------        -------       -------          -------        -------       -------

  Outstanding units, end of year              312,888        283,014       226,141          450,926        386,583       328,018
                                              =======        =======       =======          =======        =======       =======


Variable Universal Life - 100:
  Deposits                                     99,022        179,653       161,018          158,445        226,944       227,448
  Withdrawals                                 (79,710)      (166,343)      (42,604)        (109,918)      (114,919)      (64,065)
  Outstanding units, beginning of year        295,584        282,274       163,860          474,406        362,381       198,998
                                              -------        -------       -------          -------        -------       -------

  Outstanding units, end of year              314,896        295,584       282,274          522,933        474,406       362,381
                                              =======        =======       =======          =======        =======       =======






                                                                                                                     (continued)






NOTE 6 - ACCUMULATION UNIT ACTIVITY (CONTINUED)

The following is a summary of the accumulation unit activity for the year ended December 31, 1999, and 1998:


                                                                  EQUITY INCOME                            GROWTH
                                                                  FUND DIVISION                         FUND DIVISION
                                                              ---------------------                 ---------------------

                                                               1999            1998                   1999           1998
                                                              -------         -----                 -------         -----
Variable Universal Life - 98:<F*>
  Deposits                                                    113,215         2,270                 250,110         3,901
  Withdrawals                                                  (8,208)         (115)                (21,492)         (108)
  Outstanding units, beginning of year                          2,155             0                   3,793             0
                                                              -------         -----                 -------         -----

  Outstanding units, end of year                              107,162         2,155                 232,411         3,793
                                                              =======         =====                 =======         =====


Joint and Survivor Variable Universal Life - 98:<F*>
  Deposits                                                     16,121           247                  26,076            79
  Withdrawals                                                    (856)           (7)                 (1,917)           (2)
  Outstanding units, beginning of year                            240             0                      77             0
                                                              -------         -----                 -------         -----

  Outstanding units, end of year                               15,505           240                  24,236            77
                                                              =======         =====                 =======         =====




<F*>The Variable Universal Life 98 and Joint And Survivor Variable Universal Life  products were introduced in 1998, and the first deposits were received on September 29, 1998 and
October 14, 1998, respectively.                                                                               (continued)





NOTE 6 - ACCUMULATION UNIT ACTIVITY, (CONTINUED)

The following is a summary of the accumulation unit activity for the years ended December 31, 1999, 1998, and 1997:


                                                             OVERSEAS                                ASSET MANAGER
                                                          FUND DIVISION                              FUND DIVISION
                                              -----------------------------------          --------------------------------

                                                1999          1998          1997            1999         1998         1997
                                              -------       -------       -------          ------       ------       ------
Variable Universal Life-95:
  Deposits                                     32,130        46,762        73,211           6,173        7,584        1,053
  Withdrawals                                 (38,877)      (41,684)      (33,419)         (4,532)        (605)        (364)
  Outstanding units, beginning of year        247,641       242,563       202,771           9,111        2,132        1,443
                                              -------       -------       -------          ------       ------       ------

  Outstanding units, end of year              240,894       247,641       242,563          10,752        9,111        2,132
                                              =======       =======       =======          ======       ======       ======


Variable General Select Plus:
  Deposits                                     50,014        60,426        78,015          14,236        7,255        4,792
  Withdrawals                                 (24,381)      (48,932)      (24,003)         (4,489)        (423)      (1,323)
  Outstanding units, beginning of year        180,202       168,708       114,696          14,512        7,680        4,211
                                              -------       -------       -------          ------       ------       ------

  Outstanding units, end of year              205,835       180,202       168,708          24,259       14,512        7,680
                                              =======       =======       =======          ======       ======       ======


Variable Universal Life-100:
  Deposits                                     47,585        62,350        61,939          34,209       30,521       19,775
  Withdrawals                                 (52,739)      (27,368)      (16,003)        (21,189)      (9,795)      (6,893)
  Outstanding units, beginning of year        135,925       100,943        55,007          50,801       30,075       17,193
                                              -------       -------       -------          ------       ------       ------

  Outstanding units, end of year              130,771       135,925       100,943          63,821       50,801       30,075
                                              =======       =======       =======          ======       ======       ======






                                                                                                                (continued)





NOTE 6 - ACCUMULATION UNIT ACTIVITY (CONTINUED)

The following is a summary of the accumulation unit activity for the year ended December 31, 1999, and 1998:


                                                                    OVERSEAS                            ASSET MANAGER
                                                                 FUND DIVISION                          FUND DIVISION
                                                              -------------------                    -------------------

                                                               1999          1998                     1999          1998
                                                              ------         ----                    ------         ----
Variable Universal Life - 98:<F*>
  Deposits                                                    39,237          601                    53,511          697
  Withdrawals                                                 (3,669)         (18)                   (4,287)         (62)
  Outstanding units, beginning of year                           583            0                       635            0
                                                              ------          ---                    ------          ---

  Outstanding units, end of year                              36,151          583                    49,859          635
                                                              ======          ===                    ======          ===


Joint and Survivor Variable Universal Life - 98:<F*>
  Deposits                                                     3,258          168                       431            0
  Withdrawals                                                   (466)          (5)                     (302)           0
  Outstanding units, beginning of year                           163            0                         0            0
                                                              ------          ---                    ------          ---

  Outstanding units, end of year                               2,955          163                       129            0
                                                              ======          ===                    ======          ===





<F*>The Variable Universal Life 98 and Joint And Survivor Variable Universal Life  products were introduced in 1998, and the first deposits were received on September 29, 1998 and
October 14, 1998, respectively.                                                                              (continued)





NOTE 6 - ACCUMULATION UNIT ACTIVITY, (CONTINUED)

The following is a summary of the accumulation unit activity for the years ended December 31, 1999, 1998,and 1997:


                                                            HIGH INCOME                            WORLDWIDE HARD ASSET
                                                           FUND DIVISION                             FUND DIVISION<F*>
                                               -----------------------------------           --------------------------------

                                                 1999          1998          1997             1999         1998         1997
                                               -------       -------       -------           ------       ------       ------
Variable Universal Life-95:
  Deposits                                       2,853         6,498         8,197            865          3,234        5,256
  Withdrawals                                  (11,513)       (2,233)      (10,956)          (1,622)      (3,278)        (857)
  Outstanding units, beginning of period        22,837        18,572        21,331           10,282       10,326        5,927
                                               -------       -------       -------           ------       ------       ------

  Outstanding units, end of period              14,177        22,837        18,572            9,525       10,282       10,326
                                               =======       =======       =======           ======       ======       ======


Variable General Select Plus:
  Deposits                                      21,266        28,629        36,763            4,811          513        1,994
  Withdrawals                                  (47,125)       (5,891)       (8,788)            (312)        (937)      (3,232)
  Outstanding units, beginning of year          87,370        64,632        36,657            2,468        2,892        4,130
                                               -------       -------       -------           ------       ------       ------

  Outstanding units, end of year                61,511        87,370        64,632            6,967        2,468        2,892
                                               =======       =======       =======           ======       ======       ======


Variable Universal Life-100:
  Deposits                                     143,496        57,671        39,145            7,343        8,405        7,159
  Withdrawals                                  (64,124)      (17,259)       (9,470)          (6,724)      (3,275)      (2,531)
  Outstanding units, beginning of year         109,650        69,238        39,563           15,703       10,573        5,945
                                               -------       -------       -------           ------       ------       ------

  Outstanding units, end of year               189,022       109,650        69,238           16,322       15,703       10,573
                                               =======       =======       =======           ======       ======       ======

                                                 WORLDWIDE
                                             EMERGING MARKETS
                                            FUND DIVISION<F**>
                                           --------------------

                                                  1999
                                                 ------
Variable Universal Life-95:
  Deposits                                        4,159
  Withdrawals                                    (1,480)
  Outstanding units, beginning of period              0
                                                 ------

  Outstanding units, end of period                2,679
                                                 ======


Variable General Select Plus:
  Deposits                                        9,565
  Withdrawals                                       (62)
  Outstanding units, beginning of year                0
                                                 ------

  Outstanding units, end of year                  9,503
                                                 ======


Variable Universal Life-100:
  Deposits                                       11,327
  Withdrawals                                    (9,704)
  Outstanding units, beginning of year                0
                                                 ------

  Outstanding units, end of year                  1,623
                                                 ======


<F*>This fund was formerly known as the Gold & Natural Resources Fund.
<F**>The Worldwide Emerging Markets Fund began operations on September 15, 1998.                                  (continued)




NOTE 6 - ACCUMULATION UNIT ACTIVITY (CONTINUED)

The following is a summary of the accumulation unit activity for the year ended December 31, 1999, and 1998:

                                                                                                                       WORLDWIDE
                                                           HIGH INCOME              WORLDWIDE HARD ASSETS          EMERGING MARKETS
                                                          FUND DIVISION              FUND DIVISION<F**>              FUND DIVISION
                                                       ------------------           ---------------------        -------------------

                                                        1999        1998             1999          1998           1999    1998<F***>
                                                       ------      ------           ------        -------        ------   ----------
Variable Universal Life - 98:<F*>
  Deposits                                             44,520       1,163             950           11           1,992       159
  Withdrawals                                          (3,941)        (29)           (124)           0            (453)       (9)
  Outstanding units, beginning of year                  1,134           0              11            0             150         0
                                                       ------       -----            ----           --           -----       ---

  Outstanding units, end of year                       41,713       1,134             837           11           1,689       150
                                                       ======       =====            ====           ==           =====       ===


Joint and Survivor Variable Universal Life - 98:<F*>
  Deposits                                              6,839         175                                          345         0
  Withdrawals                                          (1,080)         (5)                                         (28)        0
  Outstanding units, beginning of year                    170           0                                            0         0
                                                       ------       -----                                        -----       ---

  Outstanding units, end of year                        5,929         170                                          317         0
                                                       ======       =====                                        =====       ===




<F*>The Variable Universal Life 98 and Joint And Survivor Variable Universal Life products were introduced in 1998, and the first deposits were received on September 29, 1998 and October 14, 1998, respectively.
<F**>This fund was formerly known as the Gold & Natural Resources Fund.
<F***> The Worldwide Emerging Markets Fund began operations on September 15, 1998.                                       (continued)




NOTE 6 - ACCUMULATION UNIT ACTIVITY (CONTINUED)

The following is a summary of the accumulation unit activity for the period ended December 31, 1999, 1998 and 1997:


                                                         MULTI-STYLE EQUITY                               CORE BOND
                                                          FUND DIVISION<F*>                            FUND DIVISION<F*>
                                               -----------------------------------           -----------------------------------

                                                 1999         1998           1997              1999         1998           1997
                                               -------       -------       -------           -------       -------        ------
Variable Universal Life - 95:<F**>
  Deposits                                      25,719        15,537             0             2,587         4,116             0
  Withdrawals                                   (2,365)         (679)            0              (335)          (46)            0
  Outstanding units, beginning of period        14,858             0             0             4,070             0             0
                                               -------       -------       -------           -------       -------        ------

  Outstanding units, end of period              38,212        14,858             0             6,322         4,070             0
                                               =======       =======       =======           =======       =======        ======


Variable General Select Plus:<F***>
  Deposits                                     167,069       456,763        47,597           310,229       450,004        21,805
  Withdrawals                                  (72,422)      (30,453)         (667)          (60,786)      (73,816)         (391)
  Outstanding units, beginning of period       473,240        46,930             0           397,602        21,414             0
                                               -------       -------       -------           -------       -------        ------

  Outstanding units, end of period             567,887       473,240        46,930           647,045       397,602        21,414
                                               =======       =======       =======           =======       =======        ======


Variable Universal Life - 100:<F****>
  Deposits                                      56,809         8,637             0            39,861           807             0
  Withdrawals                                  (22,765)       (1,360)            0           (32,644)         (123)            0
  Outstanding units, beginning of year           7,277             0             0               684             0             0
                                               -------       -------       -------           -------       -------        ------

  Outstanding units, end of year                41,321         7,277             0             7,901           684             0
                                               =======       =======       =======           =======       =======        ======


Russell Variable Universal Life: <F*****>
  Deposits                                       9,282        81,464       153,054             3,615        91,724        86,149
  Withdrawals                                   (8,686)       (9,164)       (1,563)          (10,478)      (10,534)       (2,024)
  Outstanding units, beginning of period       223,791       151,491             0           165,315        84,125             0
                                               -------       -------       -------           -------       -------        ------

  Outstanding units, end of period             224,387       223,791       151,491           158,452       165,315        84,125
                                               =======       =======       =======           =======       =======        ======




<F*>The Multi-style Equity Fund and Core Bond Fund began operations on January 2, 1997.
<F**>The Variable Universal Life - 95 product was introduced to the Frank Russell funds on April 30, 1998, and the first deposit was received on May 14, 1998.
<F***>The Variable General Select Plus product was introduced in 1997, and the first deposit was received on June 26, 1997.
<F****>The Variable Universal Life - 100 product was introduced to the Frank Russell funds on April 30, 1998, and the first deposit was received on May 22, 1998.
<F*****>The Russell Variable Universal Life product was introduced in 1997, and the first deposit was received on June 6, 1997.
                                                                                                                     (continued)




NOTE 6 - ACCUMULATION UNIT ACTIVITY (CONTINUED)

The following is a summary of the accumulation unit activity for the year ended December 31, 1999, and 1998:


                                                               MULTI-STYLE EQUITY                             CORE BOND
                                                                FUND DIVISION<F*>                         FUND DIVISION<F*>
                                                              ---------------------                    ---------------------

                                                               1999           1998                      1999           1998
                                                              ------          -----                    ------          -----
Variable Universal Life - 98:<F**>
  Deposits                                                    59,760          4,052                    36,182            788
  Withdrawals                                                 (8,199)          (101)                   (9,781)            (9)
  Outstanding units, beginning of year                         3,951              0                       779              0
                                                              ------          -----                    ------            ---

  Outstanding units, end of year                              55,512          3,951                    27,180            779
                                                              ======          =====                    ======            ===


Joint and Survivor Variable Universal Life - 98:<F**>
  Deposits                                                     7,599            410                     6,321            169
  Withdrawals                                                   (838)           (12)                     (255)            (5)
  Outstanding units, beginning of year                           398              0                       164              0
                                                              ------          -----                    ------            ---

  Outstanding units, end of year                               7,159            398                     6,230            164
                                                              ======          =====                    ======            ===





<F*>The Multi-style Equity Fund and Core Bond Fund began operations on January 2, 1997.
<F**>The Variable Universal Life 98 and Joint And Survivor Variable Universal Life products were introduced in 1998,
and the first deposits were received on September 29, 1998 and October 14, 1998, respectively.                   (continued)





NOTE 6 - ACCUMULATION UNIT ACTIVITY (CONTINUED)

The following is a summary of the accumulation unit activity for the period ended December 31, 1999, 1998 and 1997:


                                                         AGGRESSIVE EQUITY                                 NON-US
                                                         FUND DIVISION<F*>                            FUND DIVISION<F*>
                                               ----------------------------------           ---------------------------------

                                                 1999          1998         1997              1999          1998        1997
                                               -------       -------       ------           -------       -------      ------
Variable Universal Life - 95:<F**>
  Deposits                                       6,833        14,484            0             7,044        10,028           0
  Withdrawals                                   (1,715)         (592)           0            (1,673)         (208)          0
  Outstanding units, beginning of period        13,892             0            0             9,820             0           0
                                               -------       -------       ------           -------       -------      ------

  Outstanding units, end of period              19,010        13,892            0            15,191         9,820           0
                                               =======       =======       ======           =======       =======      ======


Variable General Select Plus:<F***>
  Deposits                                      62,730       192,091       25,379            33,941       188,887      28,863
  Withdrawals                                  (59,340)      (43,602)        (279)          (26,047)      (29,735)       (285)
  Outstanding units, beginning of period       173,589        25,100            0           187,730        28,578           0
                                               -------       -------       ------           -------       -------      ------

  Outstanding units, end of period             176,979       173,589       25,100           195,624       187,730      28,578
                                               =======       =======       ======           =======       =======      ======


Variable Universal Life - 100:<F****>
  Deposits                                      16,636         3,083            0            21,192         1,576           0
  Withdrawals                                   (4,051)         (414)           0           (12,838)         (127)          0
  Outstanding units, beginning of year           2,669             0            0             1,449             0           0
                                               -------       -------       ------           -------       -------      ------

  Outstanding units, end of year                15,254         2,669            0             9,803         1,449           0
                                               =======       =======       ======           =======       =======      ======


Russell Variable Universal Life: <F*****>
  Deposits                                       8,286        34,380       75,650             3,570        56,596      50,101
  Withdrawals                                   (3,252)       (3,034)        (494)           (6,141)       (5,688)     (1,018)
  Outstanding units, beginning of period       106,502        75,156            0            99,991        49,083           0
                                               -------       -------       ------           -------       -------      ------

  Outstanding units, end of period             111,536       106,502       75,156            97,420        99,991      49,083
                                               =======       =======       ======           =======       =======      ======


<F*>The Aggressive Equity Fund and Non-US Fund began operations on January 2, 1997.
<F**>The Variable Universal Life - 95 product was introduced to the Frank Russell funds on April 30, 1998, and the first deposit was received on May 14, 1998.
<F***>The Variable General Select Plus product was introduced in 1997, and the first deposit was received on June 26, 1997.
<F****>The Variable Universal Life - 100 product was introduced to the Frank Russell funds on April 30, 1998, and the first deposit was received on May 22, 1998.
<F*****>The Russell Variable Universal Life product was introduced in 1997, and the first deposit was received on June 6, 1997.
                                                                                                                   (continued)



NOTE 6 - ACCUMULATION UNIT ACTIVITY (CONTINUED)

The following is a summary of the accumulation unit activity for the year ended December 31, 1999 and 1998:


                                                               AGGRESSIVE EQUITY                           NON-US
                                                                FUND DIVISION<F*>                     FUND DIVISION<F*>
                                                              ---------------------                 ---------------------

                                                               1999           1998                   1999            1998
                                                              ------          -----                 ------          -----
Variable Universal Life - 98:<F**>
  Deposits                                                    36,276          3,760                 14,411            885
  Withdrawals                                                 (5,039)           (70)                (2,475)           (16)
  Outstanding units, beginning of year                         3,690              0                    869              0
                                                              ------          -----                 ------            ---

  Outstanding units, end of year                              34,927          3,690                 12,805            869
                                                              ======          =====                 ======            ===


Joint and Survivor Variable Universal Life - 98:<F**>
  Deposits                                                     3,172              0                  2,535            165
  Withdrawals                                                   (464)             0                   (262)            (5)
  Outstanding units, beginning of year                             0              0                    160              0
                                                              ------          -----                 ------            ---

  Outstanding units, end of year                               2,708              0                  2,433            160
                                                              ======          =====                 ======            ===




<F*>The Aggressive Equity Fund and Non-US Fund began operations on January 2, 1997.
<F**>The Variable Universal Life 98 and Joint And Survivor Variable Universal Life products were introduced in 1998, and the first deposits were received on September 29, 1998 and October 14, 1998, respectively.
                                                                                                              (continued)




NOTE 6 - ACCUMULATION UNIT ACTIVITY (CONTINUED)

The following is a summary of the accumulation unit activity for the year ended December 31, 1999:


                                                         INCOME & GROWTH             INTERNATIONAL                    VALUE
                                                        FUND DIVISION<F*>           FUND DIVISION<F*>           FUND DIVISION<F*>
                                                       -------------------         ------------------          ------------------

                                                              1999                        1999                        1999
                                                            -------                     -------                     -------
Variable Universal Life - 95:<F**>
  Deposits                                                    2,824                       1,001                           0
  Withdrawals                                                   (24)                         (3)                          0
  Outstanding units, beginning of year                            0                           0                           0
                                                            -------                     -------                     -------

  Outstanding units, end of year                              2,800                         998                           0
                                                            =======                     =======                     =======


Variable General Select Plus:<F**>
  Deposits                                                    1,838                       5,156                         805
  Withdrawals                                                   (21)                       (625)                        (10)
  Outstanding units, beginning of year                            0                           0                           0
                                                            -------                     -------                     -------

Outstanding units, end of year                                1,817                       4,531                         795
                                                            =======                     =======                     =======


Variable Universal Life - 100:<F**>
  Deposits                                                   19,391                      17,730                      10,510
  Withdrawals                                               (16,959)                    (10,629)                    (10,510)
  Outstanding units, beginning of year                            0                           0                           0
                                                            -------                     -------                     -------

  Outstanding units, end of year                              2,432                       7,101                           0
                                                            =======                     =======                     =======




<F*>The Income & Growth Fund, International Fund, and Value Fund began operations on September 15, 1998.
<F**>The Variable Universal Life - 95, Variable General Select Plus, and Variable Universal Life - 100 products were introduced to the American Century funds on April 30, 1999, and the first deposits were received on July 7, 1999, May 17, 1999, and June 18,
1999, respectively.

                                                                                                                   (continued)





NOTE 6 - ACCUMULATION UNIT ACTIVITY (CONTINUED)

The following is a summary of the accumulation unit activity for the period ended December 31, 1999 and 1998:


                                                      INCOME & GROWTH                INTERNATIONAL                     VALUE
                                                       FUND DIVISION                 FUND DIVISION                 FUND DIVISION
                                                   --------------------          ---------------------         --------------------

                                                    1999       1998<F*>           1999        1998<F*>          1999       1998<F*>
                                                   ------      --------          ------       --------         ------      --------
Variable Universal Life - 98:<F**>
  Deposits                                         48,580         631            24,488          92             9,149         360
  Withdrawals                                      (5,275)        (16)           (2,024)         (7)           (1,376)         (3)
  Outstanding units, beginning of period              615           0                85           0               357           0
                                                   ------         ---            ------          --            ------         ---

  Outstanding units, end of period                 43,920         615            22,549          85             8,130         357
                                                   ======         ===            ======          ==            ======         ===


Joint and Survivor Variable Universal Life - 98:
  Deposits                                          3,433           0             1,188           0               302           0
  Withdrawals                                        (541)          0              (114)          0               (62)          0
  Outstanding units, beginning of year                  0           0                 0           0                 0           0
                                                   ------         ---            ------          --            ------         ---

  Outstanding units, end of year                    2,892           0             1,074           0               240           0
                                                   ======         ===            ======          ==            ======         ===




<F*>The Income & Growth Fund, International Fund, and Value Fund began operations on September 15, 1998.
<F**>The Variable Universal Life 98 product was introduced in 1998, and the first deposit was received on September 29, 1998.
                                                                                                                      (continued)




NOTE 6 - ACCUMULATION UNIT ACTIVITY (CONTINUED)

The following is a summary of the accumulation unit activity for the year ended December 31, 1999:


                                                      BOND PORTFOLIO                  SMALL COMPANY
                                                     FUND DIVISION<F*>              FUND DIVISION<F*>
                                                   --------------------           --------------------

                                                           1999                          1999
                                                           -----                        ------
Variable Universal Life-95:<F**>
  Deposits                                                   896                         4,033
  Withdrawals                                               (543)                       (1,453)
  Outstanding units, beginning of year                         0                             0
                                                            ----                        ------

  Outstanding units, end of year                             353                         2,580
                                                            ====                        ======


Variable General Select Plus:<F**>
  Deposits                                                   932                        10,153
  Withdrawals                                                 (6)                          (62)
  Outstanding units, beginning of year                         0                             0
                                                            ----                        ------

  Outstanding units, end of year                             926                        10,091
                                                            ====                        ======


Variable Universal Life-100:<F**>
  Deposits                                                   340                         3,598
  Withdrawals                                                 (9)                          (16)
  Outstanding units, beginning of year                         0                             0
                                                            ----                        ------

  Outstanding units, end of year                             331                         3,582
                                                            ====                        ======

<F*>The Bond Portfolio Fund and Small Company Fund began operations on September 15, 1998.
<F**>The Variable Universal Life - 95, Variable General Select Plus, and Variable Universal Life - 100 products were introduced to the J. P. Morgan funds on April 30, 1999, and the first deposits were received on July 1, 1999, May 17, 1999, and May 19, 1999, respectively.

                                                                                                     (continued)



NOTE 6 - ACCUMULATION UNIT ACTIVITY (CONTINUED)

The following is a summary of the accumulation unit activity for the years ended December 31, 1999 and 1998:


                                                                  BOND PORTFOLIO                          SMALL COMPANY
                                                                  FUND DIVISION                           FUND DIVISION
                                                              ---------------------                 ------------------------

                                                               1999        1998<F*>                  1999           1998<F*>
                                                              ------       --------                 ------          --------
Variable Universal Life - 98:<F**>
  Deposits                                                    12,486          330                   22,053            292
  Withdrawals                                                   (680)          (2)                  (3,275)           (19)
  Outstanding units, beginning of period                         328            0                      273              0
                                                              ------          ---                   ------            ---

  Outstanding units, end of period                            12,134          328                   19,051            273
                                                              ======          ===                   ======            ===


Joint and Survivor Variable Universal Life - 98:
  Deposits                                                       528            0                    3,035              0
  Withdrawals                                                   (107)           0                     (326)             0
  Outstanding units, beginning of year                             0            0                        0              0
                                                              ------          ---                   ------            ---

  Outstanding units, end of year                                 421            0                    2,709              0
                                                              ======          ===                   ======            ===



<F*>The Bond Portfolio Fund and Small Company Fund began operations on September 15, 1998.
<F**>The Variable Universal Life 98 product was introduced in 1998, and the first deposit was received on September 29, 1998.

                                                                                                                  (continued)

NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT

Deposits into the Separate Account are used to purchase shares in the Capital Company, Variable Insurance Products Funds, Variable Insurance Products Fund II, Van Eck Worldwide Insurance Trust, Russell Insurance Funds, American Century Variable Portfolios, or J.P. Morgan Series Trust
II. Net deposits represent the amounts available for investment in such shares after deduction of sales charges, premium taxes, administrative costs, insurance, underwriting and acquisition expense, cost of insurance, and cost of optional benefits by rider. Realized and unrealized capital gains (losses) have been excluded from net deposits into the Separate Account because they have been included in increase (decrease) in net assets resulting from operations in the Statements of Changes in Net Assets.


Variable Universal Life - 95:
-----------------------------

                                                         S & P 500 INDEX                                MONEY MARKET
                                                          FUND DIVISION                                FUND DIVISION
                                             ----------------------------------------      ---------------------------------------


                                                1999           1998           1997           1999          1998           1997
                                             ----------    -----------    -----------      ---------    ----------    ------------
Total gross deposits                         $ 185,198     $1,456,349     $1,099,723       $ 70,185     $ 813,595     $ 1,794,475
Transfers between fund divisions and
  General American                              42,863        150,022        931,860        248,848      (578,617)     (1,471,521)
Surrenders and withdrawals                    (254,901)      (471,926)      (144,131)        (1,251)       (1,674)        (20,934)
                                             ---------     ----------     ----------       --------     ---------     -----------

Total gross deposits, transfers, and
  surrenders between fund divisions            (26,840)     1,134,445      1,887,452        317,782       233,304         302,020
                                             ---------     ----------     ----------       --------     ---------     -----------


Deductions:
  Premium load charges                          87,826        115,481         84,994         18,195        63,307         371,169
  Cost of insurance and administrative
    expenses                                    64,409        702,222        481,051          6,770       217,403         135,973
                                             ---------     ----------     ----------       --------     ---------     -----------

     Total deductions                          152,235        817,703        566,045         24,965       280,710         507,142
                                             ---------     ----------     ----------       --------     ---------     -----------


Net deposits into (withdrawals from)
  Separate Account                           $(179,075)    $  316,742     $1,321,407       $292,817     $ (47,406)    $  (205,122)
                                             =========     ==========     ==========       ========     =========     ===========


                                                                                                                  (continued)



NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)


Variable Universal Life - 95:
-----------------------------




                                                           BOND INDEX                                MANAGED EQUITY
                                                         FUND DIVISION                                FUND DIVISION
                                             ---------------------------------------       -------------------------------------

                                                1999          1998           1997            1999          1998          1997
                                             ---------     ---------      ----------       --------     ---------     ----------

Total gross deposits                         $ 61,294      $443,018       $ 312,433        $62,997      $364,076      $ 359,432
Transfers between fund divisions and
  General American                            (33,145)       39,732         504,481          5,215         1,644         53,604
Surrenders and withdrawals                       (762)      (48,407)       (161,856)        (8,463)      (48,475)      (162,045)
                                             --------      --------       ---------        -------      --------      ---------

Total gross deposits, transfers, and
  surrenders between fund divisions            27,387       434,343         655,058         59,749       317,245        250,991
                                             --------      --------       ---------        -------      --------      ---------


Deductions:
  Premium load charges                         20,736        33,733          24,355         25,178        28,257         27,564
  Cost of insurance and administrative
    expenses                                    9,997       124,148         111,704         21,239       197,695        191,337
                                             --------      --------       ---------        -------      --------      ---------

     Total deductions                          30,733       157,881         136,059         46,417       225,952        218,901
                                             --------      --------       ---------        -------      --------      ---------


Net deposits into (withdrawals from)
  Separate Account                           $ (3,346)     $276,462       $ 518,999        $13,332      $ 91,293      $  32,090
                                             ========      ========       =========        =======      ========      =========



                                                                                                                  (continued)





NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)


Variable Universal Life - 95:
-----------------------------




                                                        ASSET ALLOCATION                            INTERNATIONAL INDEX
                                                          FUND DIVISION                              FUND DIVISION<F*>
                                             ----------------------------------------      -------------------------------------

                                                1999           1998          1997            1999          1998          1997
                                             ----------    -----------    -----------      ---------    ----------    ----------

Total gross deposits                         $ 185,694     $1,409,425     $1,571,785       $ 92,422     $ 577,527     $ 674,809
Transfers between fund divisions and
  General American                            (110,411)      (240,301)      (542,327)       (38,915)     (287,016)     (244,489)
Surrenders and withdrawals                      (5,907)      (237,885)      (261,445)       (24,993)      (53,267)      (27,295)
                                             ---------     ----------     ----------       --------     ----------    ---------

Total gross deposits, transfers, and
  surrenders between fund divisions             69,376        931,239        768,013         28,514       237,244       403,025
                                             ---------     ----------     ----------       --------     ----------    ---------


Deductions:
  Premium load charges                          71,154        101,603        115,555         32,153        45,221        53,326
  Cost of insurance and administrative
    expenses                                    38,489        453,887        472,278         18,992       203,189       206,172
                                             ---------     ----------     ----------       --------     ----------    ---------

     Total deductions                          109,643        555,490        587,833         51,145       248,410       259,498
                                             ---------     ----------     ----------       --------     ----------    ---------


Net deposits into (withdrawals from)
  Separate Account                           $ (40,267)    $  375,749     $  180,180       $(22,631)    $ (11,166)    $ 143,527
                                             =========     ==========     ==========       ========     =========     =========


<F*>This fund was formerly known as the International Equity Fund.                                                (continued)




NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)


Variable Universal Life - 95:
-----------------------------




                                                          MID-CAP EQUITY                             SMALL-CAP EQUITY
                                                         FUND DIVISION<F*>                            FUND DIVISION
                                             ---------------------------------------       ------------------------------------

                                                1999           1998           1997           1999          1998       1997<F**>
                                             ---------     ----------     ----------       ---------    ---------     ---------

Total gross deposits                         $ 73,750      $ 535,140      $ 731,205        $ 14,728     $ 92,984      $ 81,175
Transfers between fund divisions and
  General American                            (11,030)      (161,251)      (545,250)        (24,848)     123,494       386,732

Surrenders and withdrawals                    (23,853)       (60,979)       (30,828)              0      (13,142)            0
                                             --------      ---------      ---------        --------     --------      --------

Total gross deposits, transfers, and
  surrenders between fund divisions            38,867        312,910        155,127         (10,120)     203,336       467,907
                                             --------      ---------      ---------        --------     --------      --------


Deductions:
  Premium load charges                         28,879         40,775         55,258           4,367        7,292         6,341
  Cost of insurance and administrative
    expenses                                   17,499        229,610        226,846           1,828       23,300         4,229
                                             --------      ---------      ---------        --------     --------      --------

     Total deductions                          46,378        270,385        282,104           6,195       30,592        10,570
                                             --------      ---------      ---------        --------     --------      --------


Net deposits into (withdrawals from)
  Separate Account                           $ (7,511)     $  42,525      $(126,977)       $(16,315)    $172,744      $457,337
                                             ========      =========      =========        ========     ========      ========


<F*>This fund was formerly known as the Special Equity Fund.
<F**>The Small-Cap Equity Fund began operations on May 1, 1997.                                                   (continued)




NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)


Variable Universal Life - 95:
-----------------------------




                                                          EQUITY-INCOME                                    GROWTH
                                                          FUND DIVISION                                FUND DIVISION
                                             ----------------------------------------      --------------------------------------

                                                1999           1998           1997            1999          1998          1997
                                             ----------    -----------    -----------      ----------   -----------   -----------

Total gross deposits                         $ 198,741     $1,154,929     $1,258,958       $ 241,466    $1,514,732    $1,700,056
Transfers between fund divisions and
  General American                            (227,879)       (50,446)      (346,404)       (157,307)     (487,503)      124,428
Surrenders and withdrawals                    (163,472)      (247,987)      (243,196)       (316,618)     (324,276)     (260,054)
                                             ---------     ----------     ----------       ---------    ----------    ----------

Total gross deposits, transfers, and
  surrenders between fund divisions           (192,610)       856,496        669,358        (232,459)      702,953     1,564,430
                                             ---------     ----------     ----------       ---------    ----------    ----------


Deductions:
  Premium load charges                          81,278         91,178         98,808         114,323       118,852       134,071
  Cost of insurance and administrative
    expenses                                    37,192        484,812        470,011          72,257       664,659       606,328
                                             ---------     ----------     ----------       ---------    ----------    ----------

     Total deductions                          118,470        575,990        568,819         186,580       783,511       740,399
                                             ---------     ----------     ----------       ---------    ----------    ----------


Net deposits into (withdrawals from)
  Separate Account                           $(311,080)    $  280,506     $  100,539       $(419,039)   $  (80,558)   $  824,031
                                             =========     ==========     ==========       =========    ==========    ==========



                                                                                                        (continued)




NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)



Variable Universal Life - 95:
-----------------------------



                                                            OVERSEAS                                  ASSET MANAGER
                                                         FUND DIVISION                                FUND DIVISION
                                             ----------------------------------------      -----------------------------------

                                                1999          1998            1997           1999          1998         1997
                                             ---------     ----------     -----------      --------     ---------     --------

Total gross deposits                         $105,041      $ 792,155      $  927,173       $ 9,248      $ 28,935      $ 9,236
Transfers between fund divisions and
  General American                            (65,913)      (249,954)        262,454        (1,899)       85,499        3,098
Surrenders and withdrawals                     (1,091)       (84,661)       (121,639)            0        (1,077)           0
                                             --------      ---------      ----------       -------      --------      -------

Total gross deposits, transfers, and
  surrenders between fund divisions            38,037        457,540       1,067,988         7,349       113,357       12,334
                                             --------      ---------      ----------       -------      --------      -------


Deductions:
  Premium load charges                         47,051         60,018          71,458         3,698         2,699          706
  Cost of insurance and administrative
    expenses                                   28,789        304,803         302,840         1,120         8,127        1,874
                                             --------      ---------      ----------       -------      --------      -------

     Total deductions                          75,840        364,821         374,298         4,818        10,826        2,580
                                             --------      ---------      ----------       -------      --------      -------

Net deposits into (withdrawals from)
  Separate Account                           $(37,803)     $  92,719      $  693,690       $ 2,531      $102,531      $ 9,754
                                             ========      =========      ==========       =======      ========      =======



                                                                                                                 (continued)




NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)



Variable Universal Life - 95:
-----------------------------



                                                         HIGH INCOME                              WORLDWIDE HARD ASSETS
                                                        FUND DIVISION                                FUND DIVISION<F*>
                                             --------------------------------------        ----------------------------------

                                                1999         1998            1997            1999          1998        1997
                                             ---------     --------       ---------        --------     ---------     -------

Total gross deposits                         $  5,222      $52,060        $ 61,425         $    12      $ 21,677      $29,642
Transfers between fund divisions and
  General American                            (20,051)      34,487         (76,243)         (1,088)      (21,580)      31,281
Surrenders and withdrawals                          0          (29)              0               0           (10)           0
                                             --------      -------        --------         -------      --------      -------

Total gross deposits, transfers, and
  surrenders between fund divisions           (14,829)      86,518         (14,818)         (1,076)           87       60,923
                                             --------      -------        --------         -------      --------      -------


Deductions:
  Premium load charges                          2,499        4,139           4,910             310         1,790        2,223
  Cost of insurance and administrative
    expenses                                    1,345       22,068          19,821             287         3,541        5,330
                                             --------      -------        --------         -------      --------      -------

     Total deductions                           3,844       26,207          24,731             597         5,331        7,553
                                             --------      -------        --------         -------      --------      -------

Net deposits into (withdrawals from)
  Separate Account                           $(18,673)     $60,311        $(39,549)        $(1,673)     $ (5,244)     $53,370
                                             ========      =======        ========         =======      ========      =======


<F*>This fund was formerly known as the Gold & Natural Resources Fund.                                            (continued)




NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)



Variable Universal Life - 95:
-----------------------------


                                                        WORLDWIDE
                                                     EMERGING MARKETS       MULTI-STYLE EQUITY                 CORE BOND
                                                      FUND DIVISION            FUND DIVISION                 FUND DIVISION
                                                     ----------------     ---------------------          --------------------

                                                        1999<F**>           1999       1998<F*>           1999       1998<F*>
                                                        ---------         -------      --------          ------      --------

Total gross deposits                                    $    632          $11,094      $ 11,160          $1,310      $   558
Transfers between fund divisions and
  General American                                        26,701                0       129,908               0       42,124
Surrenders and withdrawals                               (20,109)               0        (1,571)              0            0
                                                        --------          -------      --------          ------      -------

Total gross deposits, transfers, and
  surrenders between fund divisions                        7,224           11,094       139,497           1,310       42,682
                                                        --------          -------      --------          ------      -------


Deductions:
  Premium load charges                                        22            3,558         1,059             314           33
  Cost of insurance and administrative expenses              271            1,703         2,418             261          479
                                                        --------          -------      --------          ------      -------

     Total deductions                                        293            5,261         3,477             575          512
                                                        --------          -------      --------          ------      -------


Net deposits into Separate Account                      $  6,931          $ 5,833      $136,020          $  735      $42,170
                                                        ========          =======      ========          ======      =======


<F*>The Variable Universal Life - 95 product became available to these funds on April 30, 1998.                   (continued)
<F**>The Variable Universal Life - 95 product became available to this fund on April 30, 1999.




NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)



Variable Universal Life - 95:
-----------------------------



                                                           AGGRESSIVE EQUITY                 NON-US           INCOME & GROWTH
                                                             FUND DIVISION                FUND DIVISION        FUND DIVISION
                                                        ---------------------         --------------------    ---------------

                                                         1999        1998<F*>          1999       1998<F*>       1999<F**>
                                                        ------      ---------         ------      --------       ---------

Total gross deposits                                    $5,123      $  3,900          $8,286      $ 5,027         $  350
Transfers between fund divisions and
  General American                                           0       111,676               0       81,549          4,916
Surrenders and withdrawals                                   0          (721)              0            0              0
                                                        ------      --------          ------      -------         ------

Total gross deposits, transfers, and
  surrenders between fund divisions                      5,123       114,855           8,286       86,576          5,266
                                                        ------      --------          ------      -------         ------


Deductions:
  Premium load charges                                   1,837           512           1,307          536             45
  Cost of insurance and administrative expenses          1,058         2,054             596        1,957             93
                                                        ------      --------          ------      -------         ------

     Total deductions                                    2,895         2,566           1,903        2,493            138
                                                        ------      --------          ------      -------         ------


Net deposits into Separate Account                      $2,228      $112,289          $6,383      $84,083         $5,128
                                                        ======      ========          ======      =======         ======


<F*>The Variable Universal Life - 95 product became available to these funds on April 30, 1998.
<F**>The Variable Universal Life - 95 product became available to this fund on April 30, 1999.
                                                                                                        (continued)




NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)



Variable Universal Life - 95:
-----------------------------


                                                                                                                 SMALL COMPANY
                                                       INTERNATIONAL              BOND PORTFOLIO                   PORTFOLIO
                                                       FUND DIVISION               FUND DIVISION                 FUND DIVISION
                                                      -------------              ----------------               ---------------

                                                          1999<F*>                    1999<F*>                      1999<F*>
                                                          --------                    --------                      --------

Total gross deposits                                       $  150                      $   18                      $    871
Transfers between fund divisions and
  General American                                          6,911                       3,471                        21,899
Surrenders and withdrawals                                      0                           0                       (18,684)
                                                           ------                      ------                      --------

Total gross deposits, transfers, and
  surrenders between fund divisions                         7,061                       3,489                         4,086
                                                           ------                      ------                      --------


Deductions:
  Premium load charges                                         16                           0                            22
  Cost of insurance and administrative expenses                14                           0                           269
                                                           ------                      ------                      --------

     Total deductions                                          30                           0                           291
                                                           ------                      ------                      --------


Net deposits into Separate Account                         $7,031                      $3,489                      $  3,795
                                                           ======                      ======                      ========


<F*>The Variable Universal Life - 95 product became available to these funds on April 30, 1999.                 (continued)




NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)



Variable General Select Plus:
-----------------------------



                                                        S & P 500 INDEX                                MONEY MARKET
                                                         FUND DIVISION                                FUND DIVISION
                                           -----------------------------------------     -----------------------------------------

                                                1999          1998          1997            1999           1998           1997
                                           ------------   -----------   ------------     ----------   -------------   ------------

Total gross deposits                       $ 9,516,696    $1,357,475    $ 1,229,167      $3,414,103   $ 16,933,833    $11,949,827
Transfers between fund divisions and
  General American                              60,389     5,431,739      1,639,191          27,242    (20,254,746)    (6,333,824)
Surrenders and withdrawals                  (1,040,805)     (152,414)    (5,100,149)              0       (214,226)    (4,042,319)
                                           -----------    ----------    -----------      ----------   ------------    -----------

Total gross deposits, transfers, and
  surrenders between fund divisions          8,536,280     6,636,800     (2,231,791)      3,441,345     (3,535,139)     1,573,684
                                           -----------    ----------    -----------      ----------   ------------    -----------



Deductions:
  Premium load charges                         172,275        99,759         88,924         544,962      1,299,538        870,893
  Cost of insurance and administrative
    expenses                                    38,868       293,438        158,092           7,722        221,400        158,166
                                           -----------    ----------    -----------      ----------   ------------    -----------

     Total deductions                          211,143       393,197        247,016         552,684      1,520,938      1,029,059
                                           -----------    ----------    -----------      ----------   ------------    -----------

Net deposits into (withdrawals from)
  Separate Account                         $ 8,325,137    $6,243,603    $(2,478,807)     $2,888,661   $ (5,056,077)   $   544,625
                                           ===========    ==========    ===========      ==========   ============    ===========





                                                                                                                     (continued)




NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)



Variable General Select Plus:
-----------------------------



                                                            BOND INDEX                               MANAGED EQUITY
                                                          FUND DIVISION                              FUND DIVISION
                                             ----------------------------------------      -----------------------------------

                                                 1999         1998           1997             1999        1998         1997
                                             -----------    ---------    ------------      ---------    ---------    ---------

Total gross deposits                         $1,499,923     $146,938     $   170,971       $686,238     $185,192     $225,421
Transfers between fund divisions and
  General American                              (51,332)     205,041         109,381         (5,378)        (477)      49,038
Surrenders and withdrawals                       (8,668)     (27,635)     (4,675,478)        (1,579)     (44,810)     (28,866)
                                             ----------     --------     -----------       --------     --------     --------

Total gross deposits, transfers, and
  surrenders between fund divisions           1,439,923      324,344      (4,395,126)       679,281      139,905      245,593
                                             ----------     --------     -----------       --------     --------     --------



Deductions:
  Premium load charges                           17,017       10,813          12,639         14,026       12,749       16,872
  Cost of insurance and administrative
    expenses                                      3,507       29,846          24,838          2,662       29,578       24,211
                                             ----------     --------     -----------       --------     --------     --------

     Total deductions                            20,524       40,659          37,477         16,688       42,327       41,083
                                             ----------     --------     -----------       --------     --------     --------

Net deposits into (withdrawals from)
  Separate Account                           $1,419,399     $283,685     $(4,432,603)      $662,593     $ 97,578     $204,510
                                             ==========     ========     ===========       ========     ========     ========





                                                                                                                  (continued)




NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)



Variable General Select Plus:
-----------------------------



                                                        ASSET ALLOCATION                          INTERNATIONAL INDEX
                                                          FUND DIVISION                            FUND DIVISION<F*>
                                            ---------------------------------------      -----------------------------------

                                                1999          1998           1997           1999         1998        1997
                                            -----------    ----------     ---------      ---------    ---------    ---------

Total gross deposits                        $1,791,144     $ 231,397      $225,188       $347,511     $244,143     $273,454
Transfers between fund divisions and
  General American                              (4,461)      160,811        92,485        (30,925)     (26,160)     190,371
Surrenders and withdrawals                     (21,717)     (166,928)      (48,400)       (18,143)     (16,419)     (47,175)
                                            ----------     ---------      --------       --------     --------     --------

Total gross deposits, transfers, and
  surrenders between fund divisions          1,764,966       225,280       269,273        298,443      201,564      416,650
                                            ----------     ---------      --------       --------     --------     --------


Deductions:
  Premium load charges                          22,493        14,905        17,168         15,706       16,859       19,728
  Cost of insurance and administrative
    expenses                                     8,155        84,944        67,268          4,823       44,378       37,091
                                            ----------     ---------      --------       --------     --------     --------

     Total deductions                           30,648        99,849        84,436         20,529       61,237       56,819
                                            ----------     ---------      --------       --------     --------     --------


Net deposits into Separate Account          $1,734,318     $ 125,431      $184,837       $277,914     $140,327     $359,831
                                            ==========     =========      ========       ========     ========     ========




<F*>This fund was formerly known as the International Equity Fund.                                             (continued)




NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)



Variable General Select Plus:
-----------------------------



                                                        MID-CAP EQUITY                            SMALL-CAP EQUITY
                                                       FUND DIVISION<F*>                            FUND DIVISION
                                            ---------------------------------------      -----------------------------------

                                               1999          1998           1997           1999          1998      1997<F**>
                                            ---------      ---------      ---------      ---------    ---------    ---------

Total gross deposits                        $190,421       $338,015       $376,253       $826,906     $263,673     $ 59,270
Transfers between fund divisions and
  General American                           (54,387)       458,678        301,956        (43,257)     330,151      326,392
Surrenders and withdrawals                   (16,526)       (25,379)       (53,267)             0            0            0
                                            --------       --------       --------       --------     --------     --------

Total gross deposits, transfers, and
  surrenders between fund divisions          119,508        771,314        624,942        783,649      593,824      385,662
                                            --------       --------       --------       --------     --------     --------


Deductions:
  Premium load charges                        22,927         24,362         29,256         24,112       19,071        4,711
  Cost of insurance and administrative
    expenses                                   5,491         67,262         40,346          2,329       19,764        3,518
                                            --------       --------       --------       --------     --------     --------

     Total deductions                         28,418         91,624         69,602         26,441       38,835        8,229
                                            --------       --------       --------       --------     --------     --------


Net deposits into Separate Account          $ 91,090       $679,690       $555,340       $757,208     $554,989     $377,433
                                            ========       ========       ========       ========     ========     ========

<F*>This fund was formerly known as the Special Equity Fund.
<F**>The Small-Cap Equity Fund began operations on May 1, 1997.

                                                                                                                (continued)




NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)



Variable General Select Plus:
-----------------------------



                                                         EQUITY-INCOME                                      GROWTH
                                                         FUND DIVISION                                  FUND DIVISION
                                           -----------------------------------------      -----------------------------------------

                                               1999           1998          1997             1999            1998           1997
                                           -----------    -----------    -----------      -----------    -----------    -----------

Total gross deposits                       $2,525,240     $1,492,223     $1,043,306       $5,816,419     $1,297,862     $1,354,928
Transfers between fund divisions and
  General American                            (83,685)       748,006        658,129          361,192        891,558        957,813
Surrenders and withdrawals                    (50,381)      (183,143)      (148,279)         (74,872)      (255,377)      (268,257)
                                           ----------     ----------     ----------       ----------     ----------     ----------

Total gross deposits, transfers, and
  surrenders between fund divisions         2,391,174      2,057,086      1,553,156        6,102,739      1,934,043      2,044,484
                                           ----------     ----------     ----------       ----------     ----------     ----------


Deductions:
  Premium load charges                         80,926         82,617         78,543          108,587         84,087        101,854
  Cost of insurance and administrative
    expenses                                   21,370        216,335        163,469           34,735        250,176        206,497
                                           ----------     ----------     ----------       ----------     ----------     ----------

     Total deductions                         102,296        298,952        242,012          143,322        334,263        308,351
                                           ----------     ----------     ----------       ----------     ----------     ----------


Net deposits into Separate Account         $2,288,878     $1,758,134     $1,311,144       $5,959,417     $1,599,780     $1,736,133
                                           ==========     ==========     ==========       ==========     ==========     ==========




                                                                                                                      (continued)




NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)



Variable General Select Plus:
-----------------------------



                                                           OVERSEAS                              ASSET MANAGER
                                                        FUND DIVISION                            FUND DIVISION
                                             ------------------------------------      ----------------------------------

                                               1999          1998          1997           1999        1998         1997
                                             ---------    ----------    ---------      ---------    --------     --------

Total gross deposits                         $616,304     $ 557,583     $763,625       $869,266     $ 27,818     $53,004
Transfers between fund divisions and
  General American                             86,786      (150,747)     265,722         (2,696)      93,342       3,027
Surrenders and withdrawals                    (16,745)      (55,531)     (56,432)             0            0      (2,184)
                                             --------     ---------     --------       --------     --------     -------

Total gross deposits, transfers, and
  surrenders between fund divisions           686,345       351,305      972,915        866,570      121,160      53,847
                                             --------     ---------     --------       --------     --------     -------


Deductions:
  Premium load charges                         46,057        40,327       57,640          4,522        1,654       3,927
  Cost of insurance and administrative
    expenses                                    8,922        79,907       71,616          1,055        6,502       3,625
                                             --------     ---------     --------       --------     --------     -------

     Total deductions                          54,979       120,234      129,256          5,577        8,156       7,552
                                             --------     ---------     --------       --------     --------     -------


Net deposits into Separate Account           $631,366     $ 231,071     $843,659       $860,993     $113,004     $46,295
                                             ========     =========     ========       ========     ========     =======



                                                                                                             (continued)




NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)



Variable General Select Plus:
-----------------------------


                                                          HIGH INCOME                       WORLDWIDE HARD ASSETS
                                                         FUND DIVISION                        FUND DIVISION<F*>
                                             -----------------------------------      ---------------------------------

                                                1999         1998         1997          1999        1998         1997
                                             ---------    ---------    ---------      -------     --------    ---------

Total gross deposits                         $941,150     $241,925     $201,994       $51,609     $ 6,454     $ 22,621
Transfers between fund divisions and
  General American                             11,214      156,540      207,353             0      (6,638)       1,823
Surrenders and withdrawals                    (10,166)     (16,195)      (6,433)            0        (841)     (36,871)
                                             --------     --------     --------       -------     -------     --------

Total gross deposits, transfers, and
  surrenders between fund divisions           942,198      382,270      402,914        51,609      (1,025)     (12,427)
                                             --------     --------     --------       -------     -------     --------


Deductions:
  Premium load charges                         16,895       17,692       15,004           447         376        1,715
  Cost of insurance and administrative
    expenses                                    2,659       34,790       25,526           159       1,055          890
                                             --------     --------     --------       -------     -------     --------

     Total deductions                          19,554       52,482       40,530           606       1,431        2,605
                                             --------     --------     --------       -------     -------     --------

Net deposits into (withdrawals from)
  Separate Account                           $922,644     $329,788     $362,384       $51,003     $(2,456)    $(15,032)
                                             ========     ========     ========       =======     =======     ========


                                             WORLDWIDE
                                         EMERGING MARKETS
                                           FUND DIVISION
                                         -----------------

                                             1999<F**>
                                            -----------

Total gross deposits                         $159,565
Transfers between fund divisions and
  General American                             27,490
Surrenders and withdrawals                          0
                                             --------

Total gross deposits, transfers, and
  surrenders between fund divisions           187,055
                                             --------


Deductions:
  Premium load charges                             61
  Cost of insurance and administrative
    expenses                                      578
                                             --------

     Total deductions                             639
                                             --------

Net deposits into (withdrawals from)
  Separate Account                           $186,416
                                             ========

<F*>This fund was formerly known as the Gold & Natural Resources Fund.
<F**>The Variable General Select Plus product became available to these funds on April 30, 1999.                  (continued)




NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)



Variable General Select Plus:
-----------------------------



                                                       MULTI-STYLE EQUITY                                 CORE BOND
                                                          FUND DIVISION                                 FUND DIVISION
                                             --------------------------------------       --------------------------------------

                                                 1999          1998        1997<F*>          1999           1998        1997<F*>
                                             -----------    -----------    --------       ----------     ----------     --------

Total gross deposits                         $3,354,781     $1,940,731     $ 80,451       $3,385,014     $1,482,889     $ 17,978
Transfers between fund divisions and
  General American                             (238,145)     4,822,163      532,364          109,400      3,101,165      215,118
Surrenders and withdrawals                            0           (187)           0                0              0            0
                                             ----------     ----------     --------       ----------     ----------     --------

Total gross deposits, transfers, and
  surrenders between fund divisions           3,116,636      6,762,707      612,815        3,494,414      4,584,054      233,096
                                             ----------     ----------     --------       ----------     ----------     --------


Deductions:
  Premium load charges                          192,138        204,842        5,866          162,629        117,137        1,346
  Cost of insurance and administrative
    expenses                                     33,513        255,638        8,425           21,037        182,736        2,474
                                             ----------     ----------     --------       ----------     ----------     --------

     Total deductions                           225,651        460,480       14,291          183,666        299,873        3,820
                                             ----------     ----------     --------       ----------     ----------     --------


Net deposits into Separate Account           $2,890,985     $6,302,227     $598,524       $3,310,748     $4,284,181     $229,276
                                             ==========     ==========     ========       ==========     ==========     ========


<F*>The Multi-style Equity Fund, Core Bond Fund, Aggressive Equity Fund, and Non-US Fund began operations on January 2, 1997.
                                                                                                                  (continued)




NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)



Variable General Select Plus:
-----------------------------

                                                      AGGRESSIVE EQUITY                                  NON-US
                                                        FUND DIVISION                                 FUND DIVISION
                                            --------------------------------------       --------------------------------------

                                              1999          1998          1997<F*>         1999           1998         1997<F*>
                                            --------     ----------       --------       ---------     ----------      --------
Total gross deposits                        $686,381     $  502,264       $ 54,099       $ 453,079     $  264,324      $ 42,059
Transfers between fund divisions and
 General American                            (84,039)     1,704,740        281,507        (109,436)     1,609,166       276,242
Surrenders and withdrawals                         0           (116)             0               0           (119)            0
                                            --------     ----------       --------       ---------     ----------      --------

Total gross deposits, transfers, and
 surrenders between fund divisions           602,342      2,206,888        335,606         343,643      1,873,371       318,301
                                            --------     ----------       --------       ---------     ----------      --------


Deductions:
 Premium load charges                         47,306         71,141          3,761          26,226         34,958         3,283
 Cost of insurance and administrative
    expenses                                   6,671         47,691          3,632           7,300         38,906         3,028
                                            --------     ----------       --------       ---------     ----------      --------

  Total deductions                            53,977        118,832          7,393          33,526         73,864         6,311
                                            --------     ----------       --------       ---------     ----------      --------

Net deposits into Separate Account          $548,365     $2,088,056       $328,213       $ 310,117     $1,799,507      $311,990
                                            ========     ==========       ========       =========     ==========      ========

<F*>The Multi-style Equity Fund, Core Bond Fund, Aggressive Equity Fund, and Non-US Fund began operations on January 2, 1997.
                                                                                                                    (continued)





NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)



Variable General Select Plus:
-----------------------------

                                             INCOME & GROWTH    INTERNATIONAL        VALUE         BOND PORTFOLIO    SMALL COMPANY
                                              FUND DIVISION     FUND DIVISION    FUND DIVISION     FUND DIVISION     FUND DIVISION
                                             ---------------    -------------    -------------     --------------    -------------

                                                1999<F*>          1999<F*>          1999<F*>          1999<F*>          1999<F*>
                                                --------          --------          --------          --------          --------
Total gross deposits                            $584,148          $306,558           $89,282          $128,073          $375,118
Transfers between fund divisions and
 General American                                 10,803             9,583                 0                 0            36,269
Surrenders and withdrawals                             0                 0                 0                 0                 0
                                                --------          --------           -------          --------          --------

Total gross deposits, transfers, and
 surrenders between fund divisions               594,951           316,141            89,282           128,073           411,387
                                                --------          --------           -------          --------          --------


Deductions:
 Premium load charges                                 57                57                70                 0                72
 Cost of insurance and administrative expenses        41               126                18                18               566
                                                --------          --------           -------          --------          --------

  Total deductions                                    98               183                88                18               638
                                                --------          --------           -------          --------          --------


Net deposits into Separate Account              $594,853          $315,958           $89,194          $128,055          $410,749
                                                ========          ========           =======          ========          ========

<F*>The Variable General Select Plus product became available to these funds on April 30, 1999.
                                                                                                                     (continued)




NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)



Variable Universal Life - 100:
------------------------------

                                                         S & P 500 INDEX                                MONEY MARKET
                                                          FUND DIVISION                                FUND DIVISION
                                             ---------------------------------------      ---------------------------------------

                                               1999           1998           1997           1999           1998           1997
                                             ---------     ----------     ----------      ---------    -----------    -----------
Total gross deposits                         $ 497,709     $3,774,275     $1,995,433      $ 144,058    $ 9,507,851    $ 8,679,144
Transfers between fund divisions and
  General American                             (19,257)     5,484,204      2,177,143       (223,896)    (8,000,842)    (7,303,949)
Surrenders and withdrawals                    (140,100)      (299,771)       (68,513)             0        (11,635)        (3,421)
                                             ---------     ----------     ----------      ---------    -----------    -----------

Total gross deposits, transfers, and
  surrenders between fund divisions            338,352      8,958,708      4,104,063        (79,838)     1,495,374      1,371,774
                                             ---------     ----------     ----------      ---------    -----------    -----------


Deductions:
  Premium load charges                         157,232        126,277         66,092        121,639        296,413        286,729
  Cost of insurance and administrative
    expenses                                   140,651      1,411,705        671,147          9,414        639,686        599,119
                                             ---------     ----------     ----------      ---------    -----------    -----------

     Total deductions                          297,883      1,537,982        737,239        131,053        936,099        885,848
                                             ---------     ----------     ----------      ---------    -----------    -----------

Net deposits into (withdrawals from)
  Separate Account                           $  40,469     $7,420,726     $3,366,824      $(210,891)   $   559,275    $   485,926
                                             =========     ==========     ==========      =========    ===========    ===========

                                                                                                                      (continued)




NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)



Variable Universal Life - 100:
------------------------------

                                                            BOND INDEX                                 MANAGED EQUITY
                                                           FUND DIVISION                                FUND DIVISION
                                               -------------------------------------        -------------------------------------

                                                 1999          1998           1997           1999           1998           1997
                                               -------       --------       --------        -------       --------       --------
Total gross deposits                           $27,523       $279,989       $184,259        $78,693       $488,098       $228,756
Transfers between fund divisions and
  General American                              (7,468)       613,426        265,500          3,494        247,910        432,012
Surrenders and withdrawals                      (1,636)       (10,480)        (4,282)        (2,376)       (59,153)       (13,613)
                                               -------       --------       --------        -------       --------       --------

Total gross deposits, transfers, and
  surrenders between fund divisions             18,419        882,935        445,477         79,811        676,855        647,155
                                               -------       --------       --------        -------       --------       --------


Deductions:
  Premium load charges                          10,567          9,514          6,186         16,793         16,604          7,603
  Cost of insurance and administrative
    expenses                                     7,925         83,804         57,817         14,086        178,243         96,349
                                               -------       --------       --------        -------       --------       --------

     Total deductions                           18,492         93,318         64,003         30,879        194,847        103,952
                                               -------       --------       --------        -------       --------       --------

Net deposits into (withdrawals from)
  Separate Account                             $   (73)      $789,617       $381,474        $48,932       $482,008       $543,203
                                               =======       ========       ========        =======       ========       ========

                                                                                                                      (continued)




NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)



Variable Universal Life - 100:
------------------------------

                                                         ASSET ALLOCATION                            INTERNATIONAL INDEX
                                                          FUND DIVISION                               FUND DIVISION<F*>
                                              --------------------------------------       --------------------------------------

                                                1999           1998           1997           1999           1998           1997
                                              --------       --------       --------       --------       --------       --------
Total gross deposits                          $174,486       $652,869       $297,431       $ 30,589       $542,245       $380,598
Transfers between fund divisions and
  General American                             (14,732)       212,547        423,970        (74,184)        82,381        259,917
Surrenders and withdrawals                      (1,320)       (16,485)        (7,250)        (1,545)       (13,406)       (12,338)
                                              --------       --------       --------       --------       --------       --------

Total gross deposits, transfers, and
  surrenders between fund divisions            158,434        848,931        714,151        (45,140)       611,220        628,177
                                              --------       --------       --------       --------       --------       --------


Deductions:
  Premium load charges                          31,177         21,971         10,273         19,041         18,719         12,990
  Cost of insurance and administrative
    expenses                                    29,388        237,042        159,083         13,745        172,801        138,712
                                              --------       --------       --------       --------       --------       --------

     Total deductions                           60,565        259,013        169,356         32,786        191,520        151,702
                                              --------       --------       --------       --------       --------       --------

Net deposits into (withdrawals from)
  Separate Account                            $ 97,869       $589,918       $544,795       $(77,926)      $419,700       $476,475
                                              ========       ========       ========       ========       ========       ========

<F*>This fund was formerly known as the International Equity Fund.
                                                                                                                      (continued)




NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)



Variable Universal Life - 100:
------------------------------

                                                          MID-CAP EQUITY                              SMALL-CAP EQUITY
                                                         FUND DIVISION<F*>                             FUND DIVISION
                                             ---------------------------------------      ---------------------------------------

                                                1999           1998           1997           1999           1998        1997<F**>
                                             ---------       --------       --------      ---------       --------      ---------
Total gross deposits                         $  60,351       $694,795       $405,467      $  37,239       $390,118       $ 48,912
Transfers between fund divisions and
  General American                            (121,007)       218,584        129,102       (118,733)       485,204        254,044
Surrenders and withdrawals                      (2,516)       (36,811)       (15,375)             0         (2,420)             0
                                             ---------       --------       --------      ---------       --------       --------

Total gross deposits, transfers, and
  surrenders between fund divisions            (63,172)       876,568        519,194        (81,494)       872,902        302,956
                                             ---------       --------       --------      ---------       --------       --------


Deductions:
  Premium load charges                          22,088         23,485         13,537         15,661         13,324          1,579
  Cost of insurance and administrative
    expenses                                    14,426        206,508        140,909          8,182        114,663          7,052
                                             ---------       --------       --------      ---------       --------       --------

     Total deductions                           36,514        229,993        154,446         23,843        127,987          8,631
                                             ---------       --------       --------      ---------       --------       --------

Net deposits into (withdrawals from)
  Separate Account                           $ (99,686)      $646,575       $364,748      $(105,337)      $744,915       $294,325
                                             =========       ========       ========      =========       ========       ========

<F*>This fund was formerly known as the Special Equity Fund.
<F**>The Small-Cap Equity Fund began operations on May 1, 1997.
                                                                                                                      (continued)





NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)



Variable Universal Life - 100:
------------------------------

                                                          EQUITY INCOME                                   GROWTH
                                                          FUND DIVISION                                FUND DIVISION
                                              --------------------------------------      ---------------------------------------

                                                1999          1998           1997            1999          1998           1997
                                              --------    -----------     ----------      ---------     ----------     ----------
Total gross deposits                          $191,931    $ 2,136,531     $1,996,233      $ 345,160     $2,942,824     $2,402,233
Transfers between fund divisions and
  General American                             (87,709)    (1,236,416)       792,184        122,542        694,369      1,492,743
Surrenders and withdrawals                      (9,312)      (127,426)       (44,826)      (341,338)      (279,188)      (114,282)
                                              --------    -----------     ----------      ---------     ----------     ----------

Total gross deposits, transfers, and
  surrenders between fund divisions             94,910        772,689      2,743,591        126,364      3,358,005      3,780,694
                                              --------    -----------     ----------      ---------     ----------     ----------


Deductions:
  Premium load charges                          62,308         78,973         66,340        101,279        103,369         80,190
  Cost of insurance and administrative
    expenses                                    45,170        940,207        572,720        106,234      1,188,418        842,557
                                              --------    -----------     ----------      ---------     ----------     ----------

     Total deductions                          107,478      1,019,180        639,060        207,513      1,291,787        922,747
                                              --------    -----------     ----------      ---------     ----------     ----------

Net deposits into (withdrawals from)
  Separate Account                            $(12,568)   $  (246,491)    $2,104,531      $ (81,149)    $2,066,218     $2,857,947
                                              ========    ===========     ==========      =========     ==========     ==========

                                                                                                                      (continued)




NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)



Variable Universal Life - 100:
------------------------------

                                                             OVERSEAS                                  ASSET MANAGER
                                                          FUND DIVISION                                FUND DIVISION
                                              --------------------------------------        -------------------------------------

                                                1999           1998           1997           1999           1998           1997
                                              --------       --------       --------        -------       --------       --------
Total gross deposits                          $ 60,624       $630,759       $508,810        $36,199       $317,439       $147,295
Transfers between fund divisions and
  General American                              86,259        143,337        313,710          2,278        146,214        109,004
Surrenders and withdrawals                      (4,693)       (59,595)       (22,505)        (1,984)       (26,187)        (5,778)
                                              --------       --------       --------        -------       --------       --------

Total gross deposits, transfers, and
  surrenders between fund divisions            142,190        714,501        800,015         36,493        437,466        250,521
                                              --------       --------       --------        -------       --------       --------


Deductions:
  Premium load charges                          21,350         21,503         17,197         11,474         10,729          4,955
  Cost of insurance and administrative
    expenses                                    16,685        195,007        165,254         10,603        117,605         74,461
                                              --------       --------       --------        -------       --------       --------

     Total deductions                           38,035        216,510        182,451         22,077        128,334         79,416
                                              --------       --------       --------        -------       --------       --------


Net deposits into Separate Account            $104,155       $497,991       $617,564        $14,416       $309,132       $171,105
                                              ========       ========       ========        =======       ========       ========

                                                                                                                      (continued)





NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)



Variable Universal Life - 100:
------------------------------


                                                           HIGH INCOME                             WORLDWIDE HARD ASSETS
                                                          FUND DIVISION                              FUND DIVISION<F*>
                                              --------------------------------------        -------------------------------------

                                                1999           1998           1997           1999           1998           1997
                                              --------       --------       --------        -------        -------        -------
Total gross deposits                          $ 61,798       $469,183       $300,761        $ 4,754        $60,696        $63,004
Transfers between fund divisions and
  General American                             174,344        256,832        224,109         (3,654)        10,164         18,216
Surrenders and withdrawals                           0        (12,240)       (20,348)             0         (2,562)        (4,909)
                                              --------       --------       --------        -------        -------        -------

Total gross deposits, transfers, and
  surrenders between fund divisions            236,142        713,775        504,522          1,100         68,298         76,311
                                              --------       --------       --------        -------        -------        -------


Deductions:
  Premium load charges                          23,688         15,948         10,110          1,670          2,007          2,147
  Cost of insurance and administrative
    expenses                                    15,033        130,579        105,718          1,229         17,277         19,651
                                              --------       --------       --------        -------        -------        -------

     Total deductions                           38,721        146,527        115,828          2,899         19,284         21,798
                                              --------       --------       --------        -------        -------        -------

Net deposits into (withdrawals from)
  Separate Account                            $197,421       $567,248       $388,694        $(1,799)       $49,014        $54,513
                                              ========       ========       ========        =======        =======        =======

<F*>This fund was formerly known as the Gold & Natural Resources Fund.
                                                                                                                      (continued)





NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)



Variable Universal Life - 100:
------------------------------

                                                 WORLDWIDE
                                              EMERGING MARKETS         MULTI-STYLE EQUITY                        CORE BOND
                                               FUND DIVISION             FUND DIVISION                         FUND DIVISION
                                              ----------------      -------------------------            -------------------------

                                                 1999<F**>           1999            1998<F*>             1999            1998<F*>
                                                 ---------          -------          --------            ------           --------
Total gross deposits                              $    52           $29,816           $11,281            $7,874            $1,071
Transfers between fund divisions and
  General American                                  2,925              (584)           62,902               (56)            7,124
Surrenders and withdrawals                         (3,567)              114               (69)            1,463                 0
                                                  -------           -------           -------            ------            ------

Total gross deposits, transfers, and
  surrenders between fund divisions                  (590)           29,346            74,114             9,281             8,195
                                                  -------           -------           -------            ------            ------


Deductions:
  Premium load charges                                  7             6,946               460               886                40
  Cost of insurance and administrative expenses        88             5,732             5,703               475             1,266
                                                  -------           -------           -------            ------            ------

     Total deductions                                  95            12,678             6,163             1,361             1,306
                                                  -------           -------           -------            ------            ------

Net deposits into (withdrawals from)
  Separate Account                                $  (685)          $16,668           $67,951            $7,920            $6,889
                                                  =======           =======           =======            ======            ======

<F*>The Variable Universal Life - 100 product became available to these funds on April 30, 1998.
<F**>The Variable Universal Life - 100 product became available to this fund on April 30, 1999.
                                                                                                                      (continued)




NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)



Variable Universal Life - 100:
------------------------------

                                                                 AGGRESSIVE EQUITY                                 NON-US
                                                                   FUND DIVISION                                FUND DIVISION
                                                               ----------------------                      -----------------------

                                                                1999         1998<F*>                       1999          1998<F*>
                                                               ------        --------                      -------        --------
Total gross deposits                                           $5,962        $(3,957)                      $ 5,131        $ 1,368
Transfers between fund divisions and
  General American                                               (656)        20,863                          (194)        12,106
Surrenders and withdrawals                                          0              0                        (1,225)             0
                                                               ------        -------                       -------        -------

Total gross deposits, transfers, and
  surrenders between fund divisions                             5,306         16,906                         3,712         13,474
                                                               ------        -------                       -------        -------


Deductions:
  Premium load charges                                          1,972            167                         1,252            103
  Cost of insurance and administrative expenses                 2,098          3,404                         1,797          1,186
                                                               ------        -------                       -------        -------

     Total deductions                                           4,070          3,571                         3,049          1,289
                                                               ------        -------                       -------        -------


Net deposits into Separate Account                             $1,236        $13,335                       $   663        $12,185
                                                               ======        =======                       =======        =======

<F*>The Variable Universal Life - 100 product became available to these funds on April 30, 1998.
                                                                                                                      (continued)





NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)



Variable Universal Life - 100:
------------------------------

                                                                                                                     SMALL COMPANY
                                             INCOME & GROWTH     INTERNATIONAL         VALUE         BOND PORTFOLIO    PORTFOLIO
                                              FUND DIVISION      FUND DIVISION     FUND DIVISION     FUND DIVISION   FUND DIVISION
                                             ---------------     -------------     -------------     --------------  -------------

                                                 1999<F*>           1999<F*>          1999<F*>          1999<F*>        1999<F*>
                                                 --------           --------          --------          --------        --------
Total gross deposits                             $  7,302           $ 4,437           $(2,632)           $  68          $ 1,074
Transfers between fund divisions and
  General American                                (13,611)           89,802                 0                0           30,306
Surrenders and withdrawals                           (872)             (524)              704                0                0
                                                 --------           -------           -------            -----          -------

Total gross deposits, transfers, and
  surrenders between fund divisions                (7,181)           93,715            (1,928)              68           31,380
                                                 --------           -------           -------            -----          -------


Deductions:
  Premium load charges                                428                90                 0                7               39
  Cost of insurance and administrative expenses       169                15                 2               29               72
                                                 --------           -------           -------            -----          -------

     Total deductions                                 597               105                 2               36              111
                                                 --------           -------           -------            -----          -------

Net deposits into (withdrawals from)
  Separate Account                               $ (7,778)          $93,610           $(1,930)           $  32          $31,269
                                                 ========           =======           =======            =====          =======

<F*>The Variable Universal Life - 100 product became available to these funds on April 30, 1999.
                                                                                                                    (continued)





NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)



Russell Variable Universal Life:<F*>
------------------------------------



                                                        MONEY MARKET                              MULTI-STYLE EQUITY
                                                       FUND DIVISION                                FUND DIVISION
                                                ---------------------------          --------------------------------------------

                                                   1998             1997               1999             1998            1997<F**>
                                                ---------       -----------          --------        ----------        ----------
Total gross deposits                            $ 415,709       $ 4,627,386          $ 11,757        $1,037,690        $   19,255
Transfers between fund divisions and
  General American                               (469,090)       (4,374,607)                0           154,284         1,937,967
Surrenders and withdrawals                              0                 0                 0           (13,263)             (328)
                                                ---------       -----------          --------        ----------        ----------

Total gross deposits, transfers, and
  surrenders between fund divisions               (53,381)          252,779            11,757         1,178,711         1,956,894
                                                ---------       -----------          --------        ----------        ----------


Deductions:
  Premium load charges                             27,188            72,762            11,910            75,029             1,369
  Cost of insurance and administrative expenses    10,537            72,945            11,989           108,054            19,567
                                                ---------       -----------          --------        ----------        ----------

     Total deductions                              37,725           145,707            23,899           183,083            20,936
                                                ---------       -----------          --------        ----------        ----------

Net deposits into (withdrawals from)
  Separate Account                              $ (91,106)      $   107,072          $(12,142)       $  995,628        $1,935,958
                                                =========       ===========          ========        ==========        ==========

                                                                           CORE BOND
                                                                         FUND DIVISION
                                                        -----------------------------------------------

                                                         1999                1998             1997<F**>
                                                        -------           ----------          ---------
Total gross deposits                                    $ 2,104           $  932,874          $  3,472
Transfers between fund divisions and
  General American                                            0              167,553           914,278
Surrenders and withdrawals                                    0              (15,205)                0
                                                        -------           ----------          --------

Total gross deposits, transfers, and
  surrenders between fund divisions                       2,104            1,085,222           917,750
                                                        -------           ----------          --------


Deductions:
  Premium load charges                                    2,839               62,053                 0
  Cost of insurance and administrative expenses           9,047              102,484            21,735
                                                        -------           ----------          --------

     Total deductions                                    11,886              164,537            21,735
                                                        -------           ----------          --------

Net deposits into (withdrawals from)
  Separate Account                                      $(9,782)          $  920,685          $896,015
                                                        =======           ==========          ========

<F*>Russell Variable Universal Life product was introduced in 1997, and the first deposit was received on June 6, 1997.
<F**>The Multi-style Equity Fund and Core Bond Fund began operations on January 2, 1997.
                                                                                                                     (continued)




NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)



Russell Variable Universal Life:<F*>
------------------------------------


                                                         AGGRESSIVE EQUITY                                 NON-US
                                                           FUND DIVISION                                FUND DIVISION
                                               --------------------------------------       --------------------------------------

                                                 1999          1998         1997<F**>        1999           1998         1997<F**>
                                               -------       --------       ---------       -------       --------       ---------
Total gross deposits                           $ 6,989       $397,370       $ 12,641        $ 2,513       $514,239       $  8,990
Transfers between fund divisions and
  General American                                   0         54,038        987,308              0         91,705        532,277
Surrenders and withdrawals                           0         (3,526)           (94)             0         (6,050)          (137)
                                               -------       --------       --------        -------       --------       --------

Total gross deposits, transfers, and
  surrenders between fund divisions              6,989        447,882        999,855          2,513        599,894        541,130
                                               -------       --------       --------        -------       --------       --------


Deductions:
  Premium load charges                           7,446         28,279            822          3,137         36,821            548
  Cost of insurance and administrative
    expenses                                     3,346         35,589          6,442          5,864         50,919         10,345
                                               -------       --------       --------        -------       --------       --------

     Total deductions                           10,792         63,868          7,264          9,001         87,740         10,893
                                               -------       --------       --------        -------       --------       --------

Net deposits into (withdrawals from)
  Separate Account                             $(3,803)      $384,014       $992,591        $(6,488)      $512,154       $530,237
                                               =======       ========       ========        =======       ========       ========

<F*>Russell Variable Universal Life product was introduced in 1997, and the first deposit was received on June 6, 1997.
<F**>The Aggressive Equity Fund and Non-US Fund began operations on January 2, 1997.
                                                                                                                      (continued)



NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)



Variable Universal Life Insurance - 98:<F*>
-------------------------------------------

                                                                 S & P 500 INDEX                              MONEY MARKET
                                                                  FUND DIVISION                               FUND DIVISION
                                                             -----------------------                   --------------------------

                                                               1999           1998                        1999            1998
                                                             --------       --------                   -----------     ----------
Total gross deposits                                         $445,984       $  4,307                   $ 3,382,823     $2,186,833
Transfers between fund divisions and
  General American                                            306,257        136,331                    (1,591,945)      (337,148)
Surrenders and withdrawals                                       (611)             0                        (5,968)             0
                                                             --------       --------                   -----------     ----------

Total gross deposits, transfers, and
  surrenders between fund divisions                           751,630        140,638                     1,784,910      1,849,685
                                                             --------       --------                   -----------     ----------


Deductions:
  Premium load charges                                        178,933            555                     1,942,937        262,833
  Cost of insurance and administrative expenses                77,279          2,864                        65,472         52,876
                                                             --------       --------                   -----------     ----------

     Total deductions                                         256,212          3,419                     2,008,409        315,709
                                                             --------       --------                   -----------     ----------

Net deposits into (withdrawals from)
  Separate Account                                           $495,418       $137,219                   $  (223,499)    $1,533,976
                                                             ========       ========                   ===========     ==========

<F*>The Variable Universal Life Insurance 98 product was introduced in 1998, and the first deposit was received on September 29, 1998.
                                                                                                                      (continued)



NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)



Variable Universal Life Insurance - 98:<F*>
-------------------------------------------

                                                                   BOND INDEX                               MANAGED EQUITY
                                                                  FUND DIVISION                              FUND DIVISION
                                                            ------------------------                   -----------------------

                                                               1999            1998                     1999             1998
                                                            ----------        ------                   -------          ------
Total gross deposits                                        $  23,548         $   86                   $14,479          $  186
Transfers between fund divisions and
  General American                                           (187,277)         5,616                    11,989           8,181
Surrenders and withdrawals                                       (195)             0                         0               0
                                                            ---------         ------                   -------          ------

Total gross deposits, transfers, and
  surrenders between fund divisions                          (163,924)         5,702                    26,468           8,367
                                                            ---------         ------                   -------          ------


Deductions:
  Premium load charges                                          7,871             14                    10,119              27
  Cost of insurance and administrative expenses                 3,174             52                     3,388             154
                                                            ---------         ------                   -------          ------

     Total deductions                                          11,045             66                    13,507             181
                                                            ---------         ------                   -------          ------

Net deposits into (withdrawals from)
  Separate Account                                          $(174,969)        $5,636                   $12,961          $8,186
                                                            =========         ======                   =======          ======

<F*>The Variable Universal Life Insurance 98 product was introduced in 1998, and the first
deposit was received on September 29, 1998.                                                                       (continued)





NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)



Variable Universal Life Insurance - 98:<F*>
-------------------------------------------

                                                                 ASSET ALLOCATION                        INTERNATIONAL INDEX
                                                                  FUND DIVISION                           FUND DIVISION<F**>
                                                            -------------------------                  -----------------------

                                                              1999              1998                     1999            1998
                                                            -------           -------                  -------          ------
Total gross deposits                                        $23,556           $   294                  $22,587          $  398
Transfers between fund divisions and
  General American                                           33,414            11,801                   37,150           7,529
Surrenders and withdrawals                                        0                 0                     (173)              0
                                                            -------           -------                  -------          ------

Total gross deposits, transfers, and
  surrenders between fund divisions                          56,970            12,095                   59,564           7,927
                                                            -------           -------                  -------          ------


Deductions:
  Premium load charges                                        8,354                30                    8,623              44
  Cost of insurance and administrative expenses               4,085               166                    3,251             192
                                                            -------           -------                  -------          ------

     Total deductions                                        12,439               196                   11,874             236
                                                            -------           -------                  -------          ------


Net deposits into Separate Account                          $44,531           $11,899                  $47,690          $7,691
                                                            =======           =======                  =======          ======


<F*>The Variable Universal Life Insurance 98 product was introduced in 1998, and the first deposit was received on September 29, 1998.
<F**>This fund was formerly known as the International Equity Fund.                                               (continued)





NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)



Variable Universal Life Insurance - 98:<F*>
-------------------------------------------

                                                                 MID-CAP EQUITY                            SMALL-CAP EQUITY
                                                               FUND DIVISION<F**>                           FUND DIVISION
                                                            ----------------------                     -----------------------

                                                              1999           1998                        1999            1998
                                                            --------        ------                     -------          ------
Total gross deposits                                        $18,623         $  269                     $20,399          $  506
Transfers between fund divisions and
  General American                                           21,442          6,292                      16,055           6,347
Surrenders and withdrawals                                     (330)             0                        (277)              0
                                                            -------         ------                     -------          ------

Total gross deposits, transfers, and
  surrenders between fund divisions                          39,735          6,561                      36,177           6,853
                                                            -------         ------                     -------          ------


Deductions:
  Premium load charges                                       11,545             34                      10,879              68
  Cost of insurance and administrative expenses               3,828            247                       4,124             265
                                                            -------         ------                     -------          ------

     Total deductions                                        15,373            281                      15,003             333
                                                            -------         ------                     -------          ------


Net deposits into Separate Account                          $24,362         $6,280                     $21,174          $6,520
                                                            =======         ======                     =======          ======

<F*>The Variable Universal Life Insurance 98 product was introduced in 1998, and the first deposit was received on September 29, 1998.
<F**>This fund was formerly known as the Special Equity Fund.
                                                                                                                  (continued)





NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)



Variable Universal Life Insurance - 98:<F*>
-------------------------------------------

                                                                  EQUITY INCOME                                  GROWTH
                                                                  FUND DIVISION                              FUND DIVISION
                                                            -------------------------                  ------------------------

                                                               1999             1998                      1999            1998
                                                            ---------         -------                  ---------        -------

Total gross deposits                                        $ 69,744          $ 2,126                  $264,768         $ 3,312
Transfers between fund divisions and
  General American                                           159,840           22,773                   639,837          43,658
Surrenders and withdrawals                                       (44)               0                    (2,741)              0
                                                            --------          -------                  --------         -------

Total gross deposits, transfers, and
  surrenders between fund divisions                          229,540           24,899                   901,864          46,970
                                                            --------          -------                  --------         -------


Deductions:
  Premium load charges                                        32,639              235                    99,411             248
  Cost of insurance and administrative expenses               13,365            1,202                    38,779           1,227
                                                            --------          -------                  --------         -------

     Total deductions                                         46,004            1,437                   138,190           1,475
                                                            --------          -------                  --------         -------


Net deposits into Separate Account                          $183,536          $23,462                  $763,674         $45,495
                                                            ========          =======                  ========         =======

<F*>The Variable Universal Life Insurance 98 product was introduced in 1998, and the first deposit was received on September 29, 1998.
                                                                                                                    (continued)





NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)



Variable Universal Life Insurance - 98:<F*>
-------------------------------------------

                                                                     OVERSEAS                               ASSET MANAGER
                                                                  FUND DIVISION                             FUND DIVISION
                                                            ------------------------                   -----------------------

                                                              1999             1998                       1999           1998
                                                            -------           ------                   ---------        ------
Total gross deposits                                        $46,521           $  550                   $ 25,593         $1,890
Transfers between fund divisions and
  General American                                           32,045            6,272                     94,012          6,091
Surrenders and withdrawals                                        0                0                       (403)             0
                                                            -------           ------                   --------         ------

Total gross deposits, transfers, and
  surrenders between fund divisions                          78,566            6,822                    119,202          7,981
                                                            -------           ------                   --------         ------


Deductions:
  Premium load charges                                       18,594               55                      7,359            111
  Cost of insurance and administrative expenses               5,846              195                      4,946            635
                                                            -------           ------                   --------         ------

     Total deductions                                        24,440              250                     12,305            746
                                                            -------           ------                   --------         ------


Net deposits into Separate Account                          $54,126           $6,572                   $106,897         $7,235
                                                            =======           ======                   ========         ======

<F*>The Variable Universal Life Insurance 98 product was introduced in 1998, and the first deposit was received on September 29, 1998.
                                                                                                                   (continued)




NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)



Variable Universal Life Insurance - 98:<F*>
-------------------------------------------

                                                                                                             WORLWIDE
                                                                   HIGH INCOME                              HARD ASSETS
                                                                  FUND DIVISION                            FUND DIVISION
                                                            -------------------------                  --------------------

                                                              1999              1998                   1999            1998
                                                            --------          -------                  ----            ----
Total gross deposits                                        $24,835           $   582                  $584            $ 74
Transfers between fund divisions and
  General American                                           26,973            11,663                   211              56
Surrenders and withdrawals                                     (193)                0                     0               0
                                                            -------           -------                  ----            ----

Total gross deposits, transfers, and
  surrenders between fund divisions                          51,615            12,245                   795             130
                                                            -------           -------                  ----            ----


Deductions:
  Premium load charges                                       12,198                84                   359              12
  Cost of insurance and administrative expenses               3,939               300                   236               4
                                                            -------           -------                  ----            ----

     Total deductions                                        16,137               384                   595              16
                                                            -------           -------                  ----            ----


Net deposits into Separate Account                          $35,478           $11,861                  $200            $114
                                                            =======           =======                  ====            ====

<F*>The Variable Universal Life Insurance 98 product was introduced in 1998, and the first deposit was received on September 29, 1998.
                                                                                                                  (continued)





NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)



Variable Universal Life Insurance - 98:<F*>
-------------------------------------------

                                                                   WORLDWIDE                                 MULTI-STYLE
                                                               EMERGING MARKETS                                 EQUITY
                                                                 FUND DIVISION                              FUND DIVISION
                                                           -------------------------                   -----------------------

                                                           1999<F**>           1998                      1999           1998
                                                           ---------          ------                   --------        -------
Total gross deposits                                        $3,360            $   45                   $ 68,210        $26,946
Transfers between fund divisions and
  General American                                           3,702             1,753                     78,386         12,531
Surrenders and withdrawals                                       0                 0                       (198)             0
                                                            ------            ------                   --------        -------

Total gross deposits, transfers, and
  surrenders between fund divisions                          7,062             1,798                    146,398         39,477
                                                            ------            ------                   --------        -------


Deductions:
  Premium load charges                                       1,161                 7                     30,461          3,877
  Cost of insurance and administrative expenses                861                91                     11,758          1,140
                                                            ------            ------                   --------        -------

     Total deductions                                        2,022                98                     42,219          5,017
                                                            ------            ------                   --------        -------


Net deposits into Separate Account                          $5,040            $1,700                   $104,179        $34,460
                                                            ======            ======                   ========        =======

<F*>The Variable Universal Life Insurance 98 product was introduced in 1998, and the first deposit was received on September 29, 1998.
<F**>The Variable Universal Life Insurance 98 product became available to these funds on April 30, 1999.
                                                                                                                   (continued)





NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)



Variable Universal Life Insurance - 98:<F*>
-------------------------------------------

                                                                                                              AGGRESSIVE
                                                                    CORE BOND                                   EQUITY
                                                                  FUND DIVISION                              FUND DIVISION
                                                            ------------------------                   ------------------------

                                                               1999            1998                      1999             1998
                                                            --------          ------                   -------          -------
Total gross deposits                                        $ 20,212          $2,978                   $41,552          $23,310
Transfers between fund divisions and
  General American                                           (72,338)          4,298                    39,906           10,915
                                                            --------          ------                   -------          -------

Total gross deposits and transfers
  between fund divisions                                     (52,126)          7,276                    81,458           34,225
                                                            --------          ------                   -------          -------


Deductions:
  Premium load charges                                         9,225             420                    19,244            3,441
  Cost of insurance and administrative expenses                2,396              98                     5,509              755
                                                            --------          ------                   -------          -------

     Total deductions                                         11,621             518                    24,753            4,196
                                                            --------          ------                   -------          -------

Net deposits into (withdrawals from)
  Separate Account                                          $(63,747)         $6,758                   $56,705          $30,029
                                                            ========          ======                   =======          =======

<F*>The Variable Universal Life Insurance 98 product was introduced in 1998, and the first deposit was received on September 29, 1998.
                                                                                                                    (continued)






NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)



Variable Universal Life Insurance - 98:<F*>
-------------------------------------------

                                                                      NON-US                                  INCOME & GROWTH
                                                                  FUND DIVISION                                FUND DIVISION
                                                              ----------------------                      -----------------------

                                                                1999           1998                       1999<F**>         1998
                                                              -------         ------                      ---------        ------
Total gross deposits                                          $24,901         $3,248                       $51,993         $  126
Transfers between fund divisions and
  General American                                             24,138          5,871                        27,806          6,880
                                                              -------         ------                       -------         ------

Total gross deposits, transfers, and
  surrenders between fund divisions                            49,039          9,119                        79,799          7,006
                                                              -------         ------                       -------         ------


Deductions:
  Premium load charges                                          8,263            448                        17,313             29
  Cost of insurance and administrative expenses                 3,119            184                         7,281            132
                                                              -------         ------                       -------         ------

     Total deductions                                          11,382            632                        24,594            161
                                                              -------         ------                       -------         ------


Net deposits into Separate Account                            $37,657         $8,487                       $55,205         $6,845
                                                              =======         ======                       =======         ======


<F*>The Variable Universal Life Insurance 98 product was introduced in 1998, and the first deposit was received on September 29, 1998.
<F**>The Variable Universal Life Insurance 98 product became available to this fund on April 30, 1999.
                                                                                                                      (continued)





NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)



Variable Universal Life Insurance - 98:<F*>
-------------------------------------------

                                                                  INTERNATIONAL                                    VALUE
                                                                  FUND DIVISION                                FUND DIVISION
                                                             ------------------------                     -----------------------

                                                             1999<F**>           1998                     1999<F**>         1998
                                                             ---------           ----                     ---------        ------
Total gross deposits                                          $10,629            $258                      $25,993         $   93
Transfers between fund divisions and
  General American                                             14,268             713                        1,261          3,740
Surrenders and withdrawals                                          0               0                            0              0
                                                              -------            ----                      -------         ------

Total gross deposits, transfers, and
  surrenders between fund divisions                            24,897             971                       27,254          3,833
                                                              -------            ----                      -------         ------


Deductions:
  Premium load charges                                          4,785              44                        7,137             17
  Cost of insurance and administrative expenses                 3,739              74                        1,689             30
                                                              -------            ----                      -------         ------

     Total deductions                                           8,524             118                        8,826             47
                                                              -------            ----                      -------         ------


Net deposits into Separate Account                            $16,373            $853                      $18,428         $3,786
                                                              =======            ====                      =======         ======

<F*>The Variable Universal Life Insurance 98 product was introduced in 1998, and the first deposit was received on September 29, 1998.
<F**>The Variable Universal Life Insurance 98 product became available to these funds on April 30, 1999.
                                                                                                                      (continued)






NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)



Variable Universal Life Insurance - 98:<F*>
-------------------------------------------

                                                                                                               SMALL COMPANY
                                                                  BOND PORTFOLIO                                 PORTFOLIO
                                                                  FUND DIVISION                                FUND DIVISION
                                                             -----------------------                      -----------------------

                                                             1999<F**>         1998                       1999<F**>         1998
                                                             ---------        ------                      ---------        ------
Total gross deposits                                          $ 9,118         $  117                       $18,644         $   54
Transfers between fund divisions and
  General American                                              1,306          3,219                        26,022          3,034
                                                              -------         ------                       -------         ------

Total gross deposits and transfers
  between fund divisions                                       10,424          3,336                        44,666          3,088
                                                              -------         ------                       -------         ------


Deductions:
  Premium load charges                                          3,529             14                         5,354             12
  Cost of insurance and administrative expenses                   860             23                         3,005            154
                                                              -------         ------                       -------         ------

     Total deductions                                           4,389             37                         8,359            166
                                                              -------         ------                       -------         ------


Net deposits into Separate Account                            $ 6,035         $3,299                       $36,307         $2,922
                                                              =======         ======                       =======         ======

<F*>The Variable Universal Life Insurance 98 product was introduced in 1998, and the first deposit was received on September 29, 1998.
<F**>The Variable Universal Life Insurance 98 product became available to these funds on April 30, 1999.
                                                                                                                      (continued)






NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)



Joint and Survivor Variable Universal Life Insurance - 98:<F*>
--------------------------------------------------------------

                                                                 S & P 500 INDEX                               MONEY MARKET
                                                                  FUND DIVISION                               FUND DIVISION
                                                             -----------------------                     ------------------------

                                                               1999            1998                        1999            1998
                                                             --------         ------                     ---------       --------
Total gross deposits                                         $148,524         $    0                     $ 646,197       $327,992
Transfers between fund divisions and
  General American                                            183,394          1,201                      (251,824)       (21,803)
                                                             --------         ------                     ---------       --------

Total gross deposits and transfers
  between fund divisions                                      331,918          1,201                       394,373        306,189
                                                             --------         ------                     ---------       --------


Deductions:
  Premium load charges                                         21,033              0                       327,573         50,777
  Cost of insurance and administrative expenses                15,334             24                        16,814         14,164
                                                             --------         ------                     ---------       --------

     Total deductions                                          36,367             24                       344,387         64,941
                                                             --------         ------                     ---------       --------


Net deposits into Separate Account                           $295,551         $1,177                     $  49,986       $241,248
                                                             ========         ======                     =========       ========

<F*>The Joint and Survivor Variable Universal Life Insurance 98 product was introduced in 1998, and the first deposit was received on October 14, 1998.
                                                                                                                      (continued)






NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)



Joint and Survivor Variable Universal Life Insurance - 98:<F*>
--------------------------------------------------------------



                                                                BOND INDEX                MANAGED EQUITY        ASSET ALLOCATION
                                                               FUND DIVISION              FUND DIVISION           FUND DIVISION
                                                          ----------------------          --------------        ----------------

                                                           1999            1998               1999                    1999
                                                          -------          ----              -------                 -------
Total gross deposits                                      $10,088             0              $ 5,156                 $ 6,904
Transfers between fund divisions and
  General American                                             55          $905               19,546                  17,414
                                                          -------          ----              -------                 -------

Total gross deposits and transfers
  between fund divisions                                   10,143           905               24,702                  24,318
                                                          -------          ----              -------                 -------


Deductions:
  Premium load charges                                        934             0                  702                   1,074
  Cost of insurance and administrative expenses               636            24                  320                   1,595
                                                          -------          ----              -------                 -------

     Total deductions                                       1,570            24                1,022                   2,669
                                                          -------          ----              -------                 -------


Net deposits into Separate Account                        $ 8,573          $881              $23,680                 $21,649
                                                          =======          ====              =======                 =======

<F*>The Joint and Survivor Variable Universal Life Insurance 98 product was introduced in 1998, and the first deposit was received on October 14, 1998.
                                                                                                                 (continued)






NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)



Joint and Survivor Variable Universal Life Insurance - 98:<F*>
--------------------------------------------------------------

                                                               INTERNATIONAL INDEX                             MID-CAP EQUITY
                                                                  FUND DIVISION                                FUND DIVISION
                                                              ----------------------                       ----------------------

                                                               1999             1998                        1999            1998
                                                              -------           ----                       -------         ------
Total gross deposits                                          $12,937           $  0                       $20,543         $    0
Transfers between fund divisions and
  General American                                                734            905                             0          1,752
                                                              -------           ----                       -------         ------

Total gross deposits and transfers
  between fund divisions                                       13,671            905                        20,543          1,752
                                                              -------           ----                       -------         ------


Deductions:
  Premium load charges                                          1,043              0                         2,004              0
  Cost of insurance and administrative expenses                   420             24                           695             54
                                                              -------           ----                       -------         ------

     Total deductions                                           1,463             24                         2,699             54
                                                              -------           ----                       -------         ------


Net deposits into Separate Account                            $12,208           $881                       $17,844         $1,698
                                                              =======           ====                       =======         ======

<F*>The Joint and Survivor Variable Universal Life Insurance 98 product was introduced in 1998, and the first deposit was received on October 14, 1998.
                                                                                                                      (continued)





NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)



Joint and Survivor Variable Universal Life Insurance - 98:<F*>
--------------------------------------------------------------

                                                                 SMALL-CAP EQUITY                               EQUITY INCOME
                                                                  FUND DIVISION                                 FUND DIVISION
                                                              ----------------------                       ----------------------

                                                                1999           1998                          1999           1998
                                                              -------         ------                       -------         ------
Total gross deposits                                          $19,313         $    0                       $18,515         $    0
Transfers between fund divisions and
  General American                                                347          1,692                         8,184          2,609
                                                              -------         ------                       -------         ------

Total gross deposits and transfers
  between fund divisions                                       19,660          1,692                        26,699          2,609
                                                              -------         ------                       -------         ------


Deductions:
  Premium load charges                                          2,807              0                         2,920              0
  Cost of insurance and administrative expenses                   837             53                         1,537             76
                                                              -------         ------                       -------         ------

     Total deductions                                           3,644             53                         4,457             76
                                                              -------         ------                       -------         ------


Net deposits into Separate Account                            $16,016         $1,639                       $22,242         $2,533
                                                              =======         ======                       =======         ======

<F*>The Joint and Survivor Variable Universal Life Insurance 98 product was introduced in 1998, and the first deposit was received on October 14, 1998.
                                                                                                                      (continued)





NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)



Joint and Survivor Variable Universal Life Insurance - 98:<F*>
--------------------------------------------------------------

                                                            GROWTH                       OVERSEAS                 ASSET MANAGER
                                                         FUND DIVISION                 FUND DIVISION              FUND DIVISION
                                                     ---------------------        ----------------------         -------------

                                                       1999           1998          1999           1998               1999
                                                     -------          ----        -------         ------              ----
Total gross deposits                                 $43,496          $  0        $15,097         $    0              $144
Transfers between fund divisions and
  General American                                    11,264           905          1,000          1,706                 0
                                                     -------          ----        -------         ------              ----

Total gross deposits and transfers
  between fund divisions                              54,760           905         16,097          1,706               144
                                                     -------          ----        -------         ------              ----


Deductions:
  Premium load charges                                 8,888             0          1,866              0                 0
  Cost of insurance and administrative expenses        4,308            24            608             53                26
                                                     -------          ----        -------         ------              ----

     Total deductions                                 13,196            24          2,474             53                26
                                                     -------          ----        -------         ------              ----


Net deposits into Separate Account                   $41,564          $881        $13,623         $1,653              $118
                                                     =======          ====        =======         ======              ====

<F*>The Joint and Survivor Variable Universal Life Insurance 98 product was introduced in 1998, and the first deposit was received on October 14, 1998.
                                                                                                                (continued)





NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)



Joint and Survivor Variable Universal Life Insurance - 98:<F*>
--------------------------------------------------------------

                                                                   HIGH INCOME                               MULTI-SYTLE EQUITY
                                                                  FUND DIVISION                                FUND DIVISION
                                                              ----------------------                       ----------------------

                                                               1999            1998                          1999           1998
                                                              -------         ------                       -------         ------
Total gross deposits                                          $10,880         $    0                       $ 9,127         $    0
Transfers between fund divisions and
  General American                                                  0          1,711                         4,922          4,306
                                                              -------         ------                       -------         ------

Total gross deposits and transfers
  between fund divisions                                       10,880          1,711                        14,049          4,306
                                                              -------         ------                       -------         ------


Deductions:
  Premium load charges                                            913              0                         4,155              0
  Cost of insurance and administrative expenses                   724             53                         1,262            133
                                                              -------         ------                       -------         ------

     Total deductions                                           1,637             53                         5,417            133
                                                              -------         ------                       -------         ------


Net deposits into Separate Account                            $ 9,243         $1,658                       $ 8,632         $4,173
                                                              =======         ======                       =======         ======

<F*>The Joint and Survivor Variable Universal Life Insurance 98 product was introduced in 1998, and the first deposit was received on October 14, 1998.
                                                                                                                      (continued)





NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)



Joint and Survivor Variable Universal Life Insurance - 98:<F*>
--------------------------------------------------------------

                                                                             WORLDWIDE
                                                                         EMERGING MARKETS                   CORE BOND
                                                                           FUND DIVISION                  FUND DIVISION
                                                                         ----------------             ----------------------

                                                                               1999                     1999           1998
                                                                             -------                  -------         ------
Total gross deposits                                                         $(3,046)                 $   263         $    0
Transfers between fund divisions and
  General American                                                                 0                      128          1,708
                                                                             -------                  -------         ------

Total gross deposits and transfers
  between fund divisions                                                      (3,046)                     391          1,708
                                                                             -------                  -------         ------


Deductions:
  Premium load charges                                                             0                    1,166              0
  Cost of insurance and administrative expenses                                  146                      295             50
                                                                             -------                  -------         ------

     Total deductions                                                            146                    1,461             50
                                                                             -------                  -------         ------


Net deposits into (withdrawals from) Separate Account                        $(3,192)                 $(1,070)        $1,658
                                                                             =======                  =======         ======

<F*>The Joint and Survivor Variable Universal Life Insurance 98 product was introduced in 1998, and the first deposit was received on October 14, 1998.
                                                                                                                 (continued)





NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)



Joint and Survivor Variable Universal Life Insurance - 98:<F*>
--------------------------------------------------------------

                                                                        AGGRESSIVE EQUITY                      NON-US
                                                                          FUND DIVISION                    FUND DIVISION
                                                                        -----------------              ---------------------

                                                                               1999                     1999           1998
                                                                             -------                   ------         ------
Total gross deposits                                                          $5,046                   $3,039         $    0
Transfers between fund divisions and
  General American                                                                 3                     (110)         1,774
                                                                              ------                   ------         ------

Total gross deposits and transfers
  between fund divisions                                                       5,049                    2,929          1,774
                                                                              ------                   ------         ------


Deductions:
  Premium load charges                                                         2,119                    1,260              0
  Cost of insurance and administrative expenses                                  537                      298             52
                                                                              ------                   ------         ------

     Total deductions                                                          2,656                    1,558             52
                                                                              ------                   ------         ------


Net deposits into Separate Account                                            $2,393                   $1,371         $1,722
                                                                              ======                   ======         ======

<F*>The Joint and Survivor Variable Universal Life Insurance 98 product was introduced in 1998, and the first deposit was received on October 14, 1998.
                                                                                                                 (continued)





NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)



Joint and Survivor Variable Universal Life Insurance - 98:<F*>
--------------------------------------------------------------

                                                                          INCOME & GROWTH      INTERNATIONAL         VALUE
                                                                           FUND DIVISION       FUND DIVISION     FUND DIVISION
                                                                          ---------------      -------------     -------------

                                                                               1999                1999            1999<F**>
                                                                              ------              ------           ---------
Total gross deposits                                                          $2,399              $1,597            $1,014
Transfers between fund divisions and
  General American                                                             4,943                   0                 0
                                                                              ------              ------            ------

Total gross deposits and transfers
  between fund divisions                                                       7,342               1,597             1,014
                                                                              ------              ------            ------


Deductions:
  Premium load charges                                                         1,930                 510               422
  Cost of insurance and administrative expenses                                  613                 338               119
                                                                              ------              ------            ------

     Total deductions                                                          2,543                 848               541
                                                                              ------              ------            ------


Net deposits into Separate Account                                            $4,799              $  749            $  473
                                                                              ======              ======            ======

<F*>The Joint and Survivor Variable Universal Life Insurance 98 product was introduced in 1998, and the first deposit was received on October 14, 1998.
                                                                                                                (continued)





NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)



Joint and Survivor Variable Universal Life Insurance - 98:<F*>
--------------------------------------------------------------

                                                                          BOND PORTFOLIO              SMALL COMPANY
                                                                          FUND DIVISION               FUND DIVISION
                                                                          --------------              -------------

                                                                               1999                        1999
                                                                              ------                       ----
Total gross deposits                                                          $1,551                       $981

Deductions:
  Premium load charges                                                           632                        211
  Cost of insurance and administrative expenses                                  237                        315
                                                                              ------                       ----

     Total deductions                                                            869                        526
                                                                              ------                       ----


Net deposits into Separate Account                                            $  682                       $455
                                                                              ======                       ====

<F*>The Joint and Survivor Variable Universal Life Insurance 98 product was introduced in 1998, and the first deposit was received on October 14, 1998.



                            GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                    SCHEDULE OF INVESTMENTS
                                       DECEMBER 31, 1999


                                                   No. of Shares               Market Value
                                                  ---------------             --------------

S & P 500 Index Fund
 General American Capital Company <F*>                   999,187                $60,824,360

Money Market Fund
 General American Capital Company <F*>                   489,328                  9,910,022

Bond Index Fund
 General American Capital Company <F*>                   250,830                  6,136,371

Managed Equity Fund
 General American Capital Company <F*>                   173,817                  6,380,710

Asset Allocation Fund
 General American Capital Company <F*>                   401,176                 18,584,088

International Index Fund <F**>
 General American Capital Company <F*>                   507,022                 13,006,687

Mid-Cap Equity Fund <F***>
 General American Capital Company <F*>                   337,135                  8,364,930

Small-Cap Equity Fund
 General American Capital Company <F*>                    69,740                  2,918,058

Equity-Income Fund
 Variable Insurance Products Fund                        939,971                 24,166,662

Growth Fund
 Variable Insurance Products Fund                      1,014,256                 55,713,063

Overseas Fund
 Variable Insurance Products Fund                        548,542                 15,052,006

Asset Manager Fund
 Variable Insurance Products Fund II                     129,586                  2,419,380

High Income Fund
 Variable Insurance Products Fund                        386,909                  4,375,944

Worldwide Hard Assets Fund <F****>
 Van Eck Worldwide Insurance Trust                        28,930                    317,077

Worldwide Emerging Markets Fund
 Van Eck Worldwide Insurance Trust                        18,240                    260,096

<F*>These funds use consent dividending.  See Note 2C.
<F**>This fund was formerly known as the International Equity Fund.
<F***>This fund was formerly known as the Special Equity Fund.
<F****>This fund was formerly known as the Gold & Natural Resources Fund
See accompanying notes to financial statements.                               (continued)





                            GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                SCHEDULE OF INVESTMENTS (CONTINUED)
                                       DECEMBER 31, 1999


                                                   No. of Shares               Market Value
                                                  ---------------             --------------

Multi-Style Equity Fund
 Russell Insurance Funds                               1,014,829                $17,038,971

Core Bond Fund
 Russell Insurance Funds                               1,018,988                  9,823,042

Aggressive Equity Fund
 Russell Insurance Funds                                 364,662                  4,871,881

Non-US Fund
 Russell Insurance Funds                                 353,166                  5,011,427

Income & Growth Fund
 American Century Variable Portfolios                     92,034                    736,269

International Fund
 American Century Variable Portfolios                     48,347                    604,334

Value Fund
 American Century Variable Portfolios                     16,164                     96,178

Bond Portfolio
 J.P. Morgan Series Trust II                              12,590                    141,513

Small Company Portfolio
 J.P. Morgan Series Trust II                              35,632                    596,119






See accompanying notes to financial statements.

LEGAL COUNSEL

     Stephen E. Roth
     Sutherland, Asbill & Brennan, Washington, D.C.

INDEPENDENT AUDITORS

     KPMG LLP

If distributed to prospective investors, this report must be preceded or accompanied by a current prospectus.

The prospectus is incomplete without reference to the financial data contained in the annual report.

              GENERAL AMERICAN LIFE INSURANCE
                 COMPANY AND SUBSIDIARIES

             Consolidated Financial Statements

                 December 31, 1999 and 1998

        (With Independent Auditors' Report Thereon)

                      INDEPENDENT AUDITORS' REPORT

Board of Directors and Members of General American Life Insurance
Company:

We have audited the accompanying consolidated balance sheets of General American Life Insurance Company and subsidiaries as of December 31, 1999 and 1998, and the related consolidated statements of operations, comprehensive income, stockholder equity, and cash flows for each of the years in the three-year period ended December 31, 1999. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of General American Life Insurance Company and subsidiaries as of December 31, 1999 and 1998, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 1999, in conformity with generally accepted accounting principles.



St. Louis, Missouri
February 4, 2000

General American Life Insurance Company and Subsidiaries
CONSOLIDATED BALANCE SHEETS
(dollars in millions, except share data)

                                                                         As of December 31
                                                                         -----------------
                                                                        1999           1998
                                                                     ---------       --------
ASSETS
----------------------------------------------------------------
Fixed maturities:
   Available-for-sale, at fair value                                 $ 6,826.1       11,068.3
Mortgage loans, net                                                    1,678.9        2,337.5
Real estate, net                                                         127.2          129.9
Equity securities, at fair value                                          49.3           48.6
Policy loans                                                           2,243.9        2,151.0
Short-term investments                                                   292.4          195.3
Other invested assets                                                    898.8          457.6
                                                                     ---------       --------
            Total investments                                         12,116.6       16,388.2
Cash and cash equivalents                                                790.0          591.1
Accrued investment income                                                153.9          205.6
Reinsurance recoverables                                                 863.3          905.0
Other contract deposits                                                  325.5        4,094.8
Deferred tax asset, net                                                  197.6              -
Deferred policy acquisition costs                                      1,286.1          773.8
Other assets                                                             781.1          675.7
Separate account assets                                                6,915.6        5,214.8
                                                                     ---------       --------
            Total assets                                             $23,429.7       28,849.0
                                                                     =========       ========

LIABILITIES AND STOCKHOLDER EQUITY
----------------------------------------------------------------
Policy and contract liabilities:
   Future policy benefits                                            $ 5,995.6        5,589.5
   Policyholder account balances:
      Universal life                                                   3,032.1        2,960.9
      Annuities                                                        3,709.8        3,714.5
   Pension funds and interest sensitive contract liabilities             556.8        7,581.3
   Policy and contract claims                                            702.1          591.1
   Dividends payable to policyholders                                    120.6          121.7
                                                                     ---------       --------
            Total policy and contract liabilities                     14,117.0       20,559.0
Amounts payable to reinsurers                                             79.2          201.4
Long-term debt and notes payable                                         216.6          221.9
Other liabilities and accrued expenses                                   825.0          912.4
Deferred tax liability, net                                                  -           75.4
Separate account liabilities                                           6,892.0        5,194.9
                                                                     ---------       --------
            Total liabilities                                         22,129.8       27,165.0
Minority interests                                                       420.0          383.1
Stockholder equity:
   Common stock, $1 par value, 5,000,000 shares authorized,
      3,000,000 shares issued and outstanding                              3.0            3.0
   Additional paid in capital                                             71.1            3.0
   Retained earnings                                                   1,074.1        1,242.0
   Accumulated other comprehensive (loss) income                        (268.3)          52.9
                                                                     ---------       --------
            Total stockholder equity                                     879.9        1,300.9
                                                                     ---------       --------
            Total liabilities and stockholder equity                 $23,429.7       28,849.0
                                                                     =========       ========

See accompanying notes to consolidated financial statements.

General American Life Insurance Company and Subsidiaries
CONSOLIDATED STATEMENTS OF OPERATIONS
(dollars in millions)
                                                                  Years ended December 31
                                                                  -----------------------
                                                               1999        1998        1997
                                                             --------     -------     -------
REVENUES
-------------------------------------------------------
Insurance premiums                                           $2,207.6     2,028.0     1,671.3

Other considerations                                            183.2       173.6       135.8

Net investment income                                         1,157.2     1,135.8       945.5
Ceded commissions                                                21.7        39.9        44.9
Other income                                                    386.0       323.0       362.3
Net realized investment (losses) gains                         (200.6)       13.7        28.5
                                                             --------     -------     -------
            Total revenues                                    3,755.1     3,714.0     3,188.3
                                                             --------     -------     -------

BENEFITS AND EXPENSES
-------------------------------------------------------
Policy benefits                                               1,978.4     1,832.9     1,517.7
Interest credited to policyholder account balances              533.9       516.8       399.4
                                                             --------     -------     -------
            Total policyholder benefits                       2,512.3     2,349.7     1,917.1

Dividends to policyholders                                      191.6       192.1       182.1
Policy acquisition costs                                        154.0       240.7       171.1
Other insurance and operating expenses                          917.5       713.7       712.8
Interest expense                                                 17.7        17.9        20.2
Demutualization expense                                          13.3           -           -
Fees to exit funding agreement business                         141.4           -           -
                                                             --------     -------     -------

            Total benefits and expenses                       3,947.8     3,514.1     3,003.3
                                                             --------     -------     -------

            (Loss) income before provision for income taxes    (192.7)      199.9       185.0
                                                             --------     -------     -------

Income tax (benefit) provision:

   Current                                                      (23.6)       35.2        65.8
   Deferred                                                     (40.7)       18.4        (0.1)
                                                             --------     -------     -------
            Total income tax (benefit) provision                (64.3)       53.6        65.7
                                                             --------     -------     -------

            (Loss) income before minority interest             (128.4)      146.3       119.3

Minority interest in earnings of consolidated subsidiaries      (24.8)      (29.2)      (22.1)
                                                             --------     -------     -------
            Net (loss) income                                $ (153.2)      117.1        97.2
                                                             ========     =======     =======

See accompanying notes to consolidated financial statements.

General American Life Insurance Company and Subsidiaries
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(dollars in millions)
                                                                   Years ended December 31
                                                                   -----------------------
                                                               1999         1998         1997
                                                             -------       -----        -----
Net (loss) income                                            $(153.2)       117.1        97.2

Other comprehensive (loss) income                             (321.2)       (54.0)       75.6
                                                             -------        -----       -----

         Comprehensive (loss) income                         $(474.4)        63.1       172.8
                                                             =======        =====       =====

See accompanying notes to consolidated financial statements.

General American Life Insurance Company and Subsidiaries
CONSOLIDATED STATEMENTS OF STOCKHOLDER EQUITY
(dollars in millions)
                                                                                    ACCUMULATED
                                                                                       OTHER
                                                            ADDITIONAL             COMPREHENSIVE      TOTAL
                                                  COMMON     PAID-IN    RETAINED       (LOSS)       STOCKHOLDER
                                                  STOCK      CAPITAL    EARNINGS       INCOME         EQUITY
                                                  ------    ----------  --------   -------------    -----------
Balance at December 31, 1996                       $  -           -       966.5          31.3          997.8
Net income                                                                 97.2                         97.2
Other comprehensive income                                                               75.6           75.6
Issuance of common stock                            3.0         3.0        (6.0)                           -
Dividend to parent                                                         (4.5)                        (4.5)
Other, net                                                                  4.4                          4.4
                                                   ----        ----     -------        ------        -------

Balance at December 31, 1997                        3.0         3.0     1,057.6         106.9        1,170.5
Net income                                                                117.1                        117.1
Other comprehensive loss                                                                (54.0)         (54.0)
Parent's share of subsidiary's
   issuance of non-voting stock                                            68.6                         68.6
Other, net                                                                 (1.3)                        (1.3)
                                                   ----        ----     -------        ------        -------

Balance at December 31, 1998                        3.0         3.0     1,242.0          52.9        1,300.9
Net loss                                                                 (153.2)                      (153.2)
Other comprehensive loss                                                               (321.2)        (321.2)
Parent's share of subsidiaries'
   capital stock transactions                                              25.3                         25.3
Capital contribution from parent                               68.1                                     68.1
Dividends                                                                 (40.0)                       (40.0)
                                                   ----        ----     -------        ------        -------

Balance at December 31, 1999                       $3.0        71.1     1,074.1        (268.3)         879.9
                                                   ====        ====     =======        ======        =======

See accompanying notes to consolidated financial statements.

General American Life Insurance Company and Subsidiaries
CONSOLIDATED STATEMENTS OF CASH FLOWS
(dollars in millions)
                                                                                      Years ended December 31
                                                                                      -----------------------
                                                                                 1999            1998          1997
                                                                              ---------        -------        -------
CASH FLOWS FROM OPERATING ACTIVITIES
----------------------------------------------------------------
Net (loss) income                                                             $  (153.2)         117.1           97.2
Adjustments to reconcile net income to net cash provided by
   (used in) operating activities:
      Change in:
         Accrued investment income                                                 50.9          (37.4)         (20.6)
         Reinsurance recoverables and
            other contract deposits                                               463.9          496.1          203.7
         Deferred policy acquisition costs                                       (165.9)        (102.1)        (113.0)
         Other assets                                                             (39.5)        (172.1)         (61.8)
         Future policy benefits                                                   406.2          655.5          693.1
         Policy and contract claims                                               111.0          132.5          105.5
         Other liabilities and accrued expenses                                   (78.1)          48.2          319.8
      Deferred income tax provision                                               (40.7)          18.4           (0.1)
      Policyholder considerations                                                (183.2)        (173.6)        (135.8)
      Interest credited to policyholder account balances                          533.9          516.8          399.4
      Amortization and depreciation                                               (32.5)          34.6           32.7
      Net realized investment losses (gains)                                      200.6          (13.7)         (28.5)
      Other, net                                                                   12.0            7.4            0.4
                                                                              ---------        -------        -------
Net cash provided by operating activities                                       1,085.4        1,527.7        1,492.0
                                                                              ---------        -------        -------

CASH FLOWS FROM INVESTING ACTIVITIES
----------------------------------------------------------------
Proceeds from investments sold or redeemed:
      Fixed maturities available-for-sale                                      10,891.4        2,027.4        2,070.7
      Mortgage loans                                                            1,442.8          370.4          594.2
      Equity securities                                                            10.3            2.1           31.6
Cost of investments purchased:
   Fixed maturities available-for-sale                                         (8,110.5)      (4,251.1)      (4,463.1)
   Mortgage loan originations                                                    (800.2)        (594.5)        (439.0)
   Equity securities                                                              (19.2)         (17.4)         (47.3)
Maturity of fixed maturities available-for-sale                                   310.6          145.3          281.7
Increase in policy loans, net                                                     (92.9)         (77.9)        (153.4)
Increase in short-term and other invested assets, net                            (521.8)        (215.2)        (130.4)
Investments in subsidiaries                                                        81.3          (24.5)          (6.0)
                                                                              ---------        -------        -------
Net cash provided by (used in) investing activities                             3,191.8       (2,635.4)      (2,261.0)
                                                                              ---------        -------        -------

CASH FLOWS FROM FINANCING ACTIVITIES
----------------------------------------------------------------
Net policyholder account and contract (withdrawals) deposits                   (4,186.7)       1,108.8        1,024.5
Proceeds from subsidiary stock offering                                           124.9          221.8              -
Issuance of debt                                                                      -            2.3            1.9
Repayment of debt                                                                  (0.7)          (0.4)         (80.6)
Dividends                                                                         (45.8)          (3.8)          (2.1)
Other, net                                                                         28.9           27.5           46.8
                                                                              ---------        -------        -------
Net cash (used in) provided by financing activities                            (4,079.4)       1,356.2          990.5
                                                                              ---------        -------        -------

Effect of exchange rate changes                                                     1.1          (16.3)          (5.3)
                                                                              ---------        -------        -------
Net increase in cash and cash equivalents                                         198.9          232.2          216.2
Cash and cash equivalents at beginning of year                                    591.1          358.9          142.7
                                                                              ---------        -------        -------
Cash and cash equivalents at end of year                                      $   790.0          591.1          358.9
                                                                              =========        =======        =======

See accompanying notes to consolidated financial statements.

General American Life Insurance Company and Subsidiaries

(1)  BASIS OF PRESENTATION AND SUMMARY OF
     SIGNIFICANT ACCOUNTING POLICIES

ACQUISITION BY METLIFE
On January 6, 2000, Metropolitan Life Insurance Company (MetLife), headquartered in New York City, purchased 100% of GenAmerica Corporation (GenAmerica), General American Life Insurance Company's (General American or the Company) parent, for $1.2 billion in cash. The acquisition was a result of liquidity problems encountered by General American.

On August 10, 1999, at management's request, the Missouri Department of Insurance placed the Company under an order of administrative supervision (the order). The immediate cause of the order was the Company's inability to immediately satisfy approximately $4 billion in institutional funding agreement contract surrenders. The funding agreements guaranteed the holder a return on principal at a stated interest rate for a specified period of time. The contracts also allowed the holder to "put" the contract to the Company for a payout of principal and interest within designated time periods of 7, 30 or 90 days. The Company had reinsured 50% of the funding agreement contracts with ARM Financial Group, Inc. (ARM).

In July 1999, Moody's Investors Services, Inc. downgraded the claims paying ability rating of ARM due to the relative illiquidity of certain of its invested assets, which resulted in the Company recapturing the obligations and assets related to the funding agreements reinsured by ARM. As a result of the recapture, Moody's downgraded the Company's claims paying ability rating. Upon announcement of the downgrade, a large number of funding agreement holders surrendered their contracts. The Company was unable to liquidate sufficient assets in an orderly fashion without incurring significant losses and therefore management requested the order.

In connection with the acquisition, MetLife offered each holder of a General American funding agreement the option to exchange its funding agreement for a MetLife funding agreement with substantially identical terms and conditions or receive cash equal to the principal amount plus accrued interest. In consideration of this exchange offer, the Company transferred to MetLife assets having a market value equal to the market value of the funding agreement liabilities, approximately $5.7 billion.
As a result of its efforts to raise liquidity to meet the funding agreement requests and the transfer of assets to MetLife, the Company incurred
approximately $214.7 million in pretax capital losses.   In addition to the
capital losses, the Company incurred $141.4 million in fees associated with the recapture and transfer of the funding agreement business. With the transfer, the Company fully exited the funding agreement business.

GenAmerica will operate as a wholly-owned stock subsidiary of MetLife.
The $1.2 billion purchase price was paid to GenAmerica's parent General American Mutual Holding Company (GAMHC) and deposited in an account for the benefit of the Company's policyholders. Ultimately, these funds, minus adjustments, will be distributed to participating General American policyholders, with accumulated interest and GAMHC will be dissolved.

General American Life Insurance Company and Subsidiaries

REORGANIZATION
In September 1996, the Board of Directors of General American adopted the Plan which authorized the reorganization (Reorganization) of the Company into a mutual insurance holding company structure. The Missouri Department of Insurance held a public hearing on the Reorganization on December 19, 1996 and approved the Plan on January 24, 1997. The policyholders of the Company approved the Plan on January 28, 1997 and the Reorganization became effective on April 24, 1997 (effective date). The Company was the first company to obtain approval and to form a mutual insurance holding company under the Missouri Mutual Holding Company Statute.

Pursuant to the Reorganization, the Company (i) formed GAMHC as a mutual insurance holding company under the insurance laws of the State of Missouri, (ii) formed GenAmerica as an intermediate stock holding company under the general laws of the State of Missouri, and (iii) amended and restated its Charter and Articles of Incorporation to authorize the issuance of capital stock and the continuance of its existence as a stock life insurance company under the same name. GAMHC may, among other things, elect all of the directors of GenAmerica and approve matters submitted for shareholder approval. As of the effective date of the Reorganization, the membership interests and the contractual rights of the policyholders of the Company were separated - the membership interests automatically became, by operation of law, membership interests in GAMHC and the contractual rights remained with the Company. Each person who became the owner of a designated policy or contract of insurance or annuity issued by the Company after the effective date of the Reorganization (subject to certain exceptions and conditions set forth in the Articles of Incorporation of GAMHC) became a member of GAMHC and had a membership interest in GAMHC by operation of law so long as such policy or contract remains in force. The membership interests in GAMHC follow, and are not severable, from the insurance or annuity policy or contract from which the membership interest in GAMHC is derived.

On the effective date, the Company issued three million shares of its authorized shares of capital stock to GAMHC. GAMHC then contributed all of these to GenAmerica in exchange for one thousand shares of its common stock. As a result, GenAmerica directly owned the Company, and GAMHC indirectly owned the Company, through GenAmerica. The Reorganization was accounted for at historical cost in a manner similar to a pooling of interests.

The consolidated financial statements include the assets, liabilities, and results of operations of the Company and the following wholly owned insurance subsidiaries: Cova Corporation (COVA), an insurance holding company, Paragon Life Insurance Company, Security Equity Life Insurance Company, General Life Insurance Company of America, General Life Insurance Company (GLIC), GenAm Benefits Insurance Company, and its 48.3 percent owned subsidiary, Reinsurance Group of America, Incorporated (RGA), an insurance holding company. In addition, the financial statements include the assets, liabilities, and results of operations of the following wholly owned non-insurance subsidiaries: Red Oak Realty Company, White Oak Royalty Company, GenMark, Inc., and its 60.4 percent owned subsidiary, Conning Corporation (Conning).

The Company's principal lines of business, conducted through General American or one of its subsidiaries, are: Individual Life Insurance, Annuities, Group Life and Health Insurance, Asset Management, and Reinsurance. The Company distributes its products and services primarily through a nationwide network of general agencies, independent brokers, and group sales and claims offices. The Company and its subsidiaries are licensed to do business in all fifty states, ten Canadian provinces, Puerto Rico, and the District of Columbia. Through its subsidiaries, the Company has operations in Europe, Pacific Rim countries, Latin America, and Africa.

INITIAL PUBLIC OFFERING
In December 1997, Conning successfully completed an Initial Public Offering of 2.875 million shares of its common stock. Conning received net proceeds of approximately $34.5 million from the offering. The

General American Life Insurance Company and Subsidiaries

Company owned 60.4 and 62.7 percent of the total shares outstanding of Conning's common stock at December 31, 1999 and 1998 respectively. The publicly held stock of Conning is listed on the NASDAQ National Market System.

OTHER OFFERINGS
At RGA's annual stockholders' meeting on May 27, 1998, a new class of non-voting common stock was authorized. In June 1998, RGA completed a secondary public offering in which it sold 7,417,500 million shares of non-voting common stock traded on the New York Stock Exchange under the symbol RGA.A. The offering provided net proceeds of approximately $221.8 million, which have been utilized to finance the continued growth of RGA's operations domestically and internationally. After the subsequent offering, the Company's ownership percentage decreased from 63.8% to 53.3%.

On September 14, 1999 RGA held a special shareholder's meeting at which an amendment to its restated articles of incorporation, as amended, was approved which converted 7,417,496 shares of non-voting common stock into 7,194,971 shares of voting common stock, with cash paid in lieu of any fractional shares. After the non-voting stock conversion, the Company's ownership percentage was 53.5%.

On November 23, 1999, RGA completed a private placement of securities in which it sold 4,784,689 shares of its common stock, $0.01 par value per share to MetLife. The price per share was $26.125, and the aggregate value of the transaction was approximately $125 million. Proceeds from the private placement will be used for general corporate purposes, including the immediate capital needs associated with the Company's primary businesses. After the private offering, the Company's ownership percentage was 48.3%.

SIGNIFICANT ACCOUNTING POLICIES
The accompanying consolidated financial statements are prepared on the basis of generally accepted accounting principles (GAAP) and include the accounts of the Company and its majority owned subsidiaries. Less than majority-owned entities in which the Company has at least a 20 percent interest are reported on the equity basis. The Company continues to consolidate the financial statements of RGA even though its ownership percentage has declined to below 50 percent since the Company has retained control of RGA through a majority representation on RGA's Board of Directors at December 31, 1999 and through January 6, 2000. All significant intercompany accounts and transactions have been eliminated in consolidation. The preparation of financial statements requires the use of estimates by management, which affect the amounts reflected in the financial statements. Actual results could differ from those estimates. Accounts that the Company deems to be sensitive to changes in estimates include future policy benefits and policy and contract claims, deferred acquisition costs, and investment and deferred tax valuation allowances.

The significant accounting policies of the Company are as follows:

RECOGNITION OF REVENUE
For traditional life insurance policies, including participating businesses, premiums are recognized when due, less allowances for estimated uncollectible balances. For limited payment contracts, net premiums are recorded as revenue, and the difference between the gross premium and the net premium is deferred and recognized in income in a constant relationship to insurance in force over the estimated policy life.


For universal life and annuity products, contract charges for mortality, surrender, and expense, other than front-end expense charges, are reported as income when charged to policyholders' accounts.

Other income represents the fees generated from the Company's non-insurance operations, primarily service and contract fees relating to concessions, asset management, system development, and third-party administration. Amounts are recognized when earned.

General American Life Insurance Company and Subsidiaries

INVESTED ASSETS

FIXED MATURITIES AND EQUITY SECURITIES: All of the Company's securities are classified as available-for-sale. Fixed maturities available-for-sale are reported at fair value and are so classified based on the possibility that such securities could be sold prior to maturity if that action enables the Company to execute its investment philosophy and appropriately match investment results to operating and liquidity needs. Equity securities are carried at fair value.

Realized gains or losses on the sale of securities are determined on the basis of specific identification. Unrealized gains and losses are recorded, net of related income tax effects as well as related adjustments to deferred acquisition costs, in accumulated other comprehensive income, a separate component of stockholder equity.

The Company recognizes its proportionate share of the resultant gains or losses on the issuance or repurchase of its subsidiaries' stock as a direct credit or charge to retained earnings.

MORTGAGE LOANS: Mortgage loans on real estate are stated at an unpaid principal balance, net of unamortized discounts, and valuation allowances for possible impairment in value. The Company discontinues the accrual of interest on mortgage loans which are more than 90 days delinquent. Interest received on nonaccrual mortgage loans is generally reported as interest income.

POLICY LOANS, REAL ESTATE AND OTHER INVESTED ASSETS: Policy loans are carried at an unpaid principal balance and are generally secured by the cash surrender value of the underlying contracts. Investment real estate which the Company intends to hold for the production of income is carried at depreciated cost, net of writedowns for other than temporary declines in fair value and encumbrances. Properties held for sale (primarily acquired through foreclosure) are carried at the lower of depreciated cost (fair value at foreclosure plus capital additions less accumulated depreciation and encumbrances) or fair value. Adjustments to carrying value of properties held for sale are recorded in a valuation reserve when the fair value is below depreciated cost. The accumulated depreciation and encumbrances on real estate amounted to $44.0 million and $52.4 million at December 31, 1999 and 1998, respectively. Direct valuation allowances amounted to $4.7 million and $7.3 million at December 31, 1999 and 1998, respectively. Other invested assets are principally recorded at fair value.

SHORT-TERM INVESTMENTS: Short-term investments, consisting primarily of money market instruments and other debt issues purchased with an original maturity of less than a year, are carried at amortized cost, which approximates fair value.

INVESTED ASSET IMPAIRMENT AND VALUATION ALLOWANCES: Invested assets are considered impaired when the Company determines that collection of all amounts due under the contractual terms is doubtful. The Company adjusts invested assets to their estimated net realizable value at the point at which it determines an impairment is other than temporary. In addition, the Company has established valuation allowances for mortgage loans and other invested assets. Valuation allowances for other than temporary impairments in value are netted against the asset categories to which they apply. Additions to valuation allowances are included in realized gains and losses.

General American Life Insurance Company and Subsidiaries

CASH AND CASH EQUIVALENTS: For purposes of reporting cash flows, cash and cash equivalents represent cash, demand deposits, and highly liquid short-term investments, which include U.S. Treasury bills, commercial paper, and repurchase agreements with original or remaining maturities of 90 days or less when purchased.

INVESTMENT INCOME
Fixed maturity premium and discounts are amortized into income using the scientific yield method over the term of the security. Amortization of the premium or discount on mortgage-backed securities is recognized using a scientific yield method which considers the estimated timing and amount of prepayments of underlying mortgage loans. Actual prepayment experience is periodically reviewed and effective yields are adjusted when differences arise between the prepayments originally anticipated and the actual prepayments received and those prepayments currently anticipated. When such differences occur, the net investment in the mortgage-backed security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security with a corresponding charge or credit to interest income (the "retrospective method").

POLICY AND CONTRACT LIABILITIES
For traditional life insurance policies, future policy benefits are computed using a net level premium method taking into account actuarial assumptions as to mortality, persistency, and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on industry standards and the Company's historical experience which, together with interest and expense assumptions, provide a margin for adverse deviation. Interest rate assumptions generally range from 2.5 percent to 11.0 percent. When the liabilities for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected policy benefits and expenses, unrecoverable deferred policy acquisition costs are written off and thereafter a premium deficiency reserve is established through a charge to earnings.

For participating policies, future policy benefits are computed using a net level premium method based on the guaranteed cash value basis for mortality and interest. Mortality rates are similar to those used for statutory valuation purposes. Interest rates generally range from 2.5 percent to 6.0 percent. Dividend liabilities are established when earned.

Policyholder account balances for universal life and annuity policies are equal to the policyholder account value before deduction of any surrender charges. The policyholder account value represents an accumulation of gross premium payments plus credited interest less expense, mortality charges, and withdrawals. These expense charges are recognized in income as earned.

The range of weighted average interest crediting rates used by the Company's life insurance subsidiaries were as follows:

                           1999              1998              1997
Universal life          4.00-8.00%        5.25-7.10%        6.00-7.10%
Annuities               3.00-9.10%        4.00-9.20%        5.70-9.30%

Accident and health benefits for active lives are calculated using the net level premium method and assumptions as to future morbidity, withdrawals, and interest, which provide a margin for adverse deviation. Benefit liabilities for disabled lives are calculated using the present value of future benefits and experience assumptions for claim termination, expense, and interest which also provide a margin for adverse deviation.

General American Life Insurance Company and Subsidiaries

POLICY AND CONTRACT CLAIMS
The Company establishes a liability for unpaid claims based on estimates of the ultimate cost of claims incurred, which is comprised of aggregate case basis estimates, average claim costs for reported claims, and estimates of incurred but not reported losses based on past experience. Policy and contract claims include a provision for both life and accident and health claims. Management believes the liabilities for unpaid claims are adequate to cover the ultimate liability; however, due to the underlying risks and the high degree of uncertainty associated with the determination of the liability for unpaid claims, the amounts which will ultimately be paid to settle these liabilities cannot be precisely determined and may vary from the estimated amount included in the consolidated balance sheets.

DEFERRED POLICY ACQUISITION COSTS
The costs, which vary with and are primarily related to the production of new and renewal business, have been deferred to the extent that such costs are deemed recoverable from future profitability of the underlying business. Such costs include commissions, premium taxes, as well as certain other costs of policy issuance and underwriting.

For limited payment and other nonparticipating traditional life insurance policies, the deferred policy acquisition costs are amortized, with interest, in proportion to the ratio of the expected annual premium revenue to the expected total premium revenue. Expected future premium revenue is estimated utilizing the same assumptions used for computing liabilities for future policy benefits for these policies.

For participating life insurance, universal life, and annuity type contracts, the deferred policy acquisition costs are amortized over a period of not more than thirty years in relation to the present value of estimated gross profits arising from interest margin, cost of insurance, policy administration, and surrender charges.

The range of average rates of assumed interest used by the Company's insurance subsidiaries in estimated gross margins were as follows:

                           1999              1998              1997
Participating life           7.76%             8.25%             8.17%
Universal life          6.00-9.20%        6.25-7.50%        6.25-7.79%
Annuities               3.00-7.00%        7.00-7.83%        7.00-7.84%

The estimates of expected gross margins are evaluated regularly and are revised if actual experience or other evidence indicates that revision is appropriate. Upon revision, total amortization recorded to date is adjusted by a charge or credit to current earnings. Deferred policy acquisition costs are adjusted for the impact on estimated gross margins as if the net unrealized gains and losses on securities had actually been realized.

REINSURANCE AND OTHER CONTRACT DEPOSITS
In the normal course of business, the Company seeks to limit its exposure to loss on any single insured by ceding risks to other insurance enterprises or reinsurers under various types of contracts including coinsurance and excess coverage. The Company's retention level per individual life ranges between $50 thousand and $2.5 million depending on the entity writing the policy.

The Company assumes and retrocedes financial reinsurance contracts, which represent low mortality risk reinsurance treaties. These contracts are reported as deposits and are included in other contract deposits in the consolidated balance sheets. The amount of revenue reported on these contracts represents fees and the cost of insurance under the terms of the reinsurance agreement.

General American Life Insurance Company and Subsidiaries

Reinsurance activities are accounted for consistent with terms of the underlying contracts. Premiums ceded to other companies have been reported as a reduction of premiums. Amounts applicable to reinsurance ceded for future policy benefits and claim liabilities have been reported as assets for these items, and commissions and expense allowances received in connection with reinsurance ceded have been accounted for in income as earned. Reinsurance does not relieve the Company from its primary responsibility to meet claim obligations. The Company evaluates the financial conditions of its reinsurers annually.

FEDERAL INCOME TAXES
The Company and certain of its U.S. subsidiaries file consolidated federal income tax returns. Any acquired life insurance company is not included in the consolidated return until the acquired company has been a member of the consolidated group for five years. Prior to satisfying the five-year requirement, the subsidiary files a separate federal return. RGA Barbados, a subsidiary of RGA, also files a U.S. tax return. The Company's foreign subsidiaries are taxed under applicable local statutes. No deferred tax liabilities have been recognized for the foreign subsidiaries per Accounting Principles Board (APB) Opinion 23, Accounting for Income Taxes - Special Areas.

The Company uses the asset and liability method to record deferred income
taxes.   Accordingly, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases, using enacted tax rates, expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The Company has not recognized a deferred tax liability for the excess of financial statement carrying amount over the tax basis of its less-than-80 percent owned domestic subsidiaries as the tax law provides a means by which the reported amount of that investment can be recovered tax-free and the Company expects that it will ultimately use that means.

SEPARATE ACCOUNT BUSINESS
The assets and liabilities of the separate account represent segregated funds administered and invested by the Company for purposes of funding variable life insurance and annuity contracts for the exclusive benefit of the contractholders.

The Company charges the separate account for cost of insurance and administrative expense associated with a contract and charges related to early withdrawals by contractholders. The assets and liabilities of the separate account are carried at fair value. The Company's participation in the separate account (seed money) is carried at fair value in the separate account, and amounted to $27.2 million and $19.9 million at December 31, 1999 and 1998, respectively.

FAIR VALUE OF FINANCIAL INSTRUMENTS
Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could significantly affect the estimates and such estimates should be used with care. The following assumptions were used to estimate the fair value of each class of financial instrument for which it was practicable to estimate fair value:

INVESTMENT SECURITIES: Fixed maturities are valued using quoted market prices, if available. For securities not actively traded, fair values are estimated using values obtained from independent pricing services or in the case of private placements are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of investments. The fair values of equity securities are based on quoted market prices.

General American Life Insurance Company and Subsidiaries

DERIVATIVES: Derivatives are valued using quoted market prices, if available. For derivatives not actively traded, fair values are estimated using values obtained from independent pricing services.

MORTGAGE LOANS: The fair values of mortgage loans are estimated using discounted cash flow analyses and interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

POLICY LOANS: The fair value of policy loans approximates the carrying value. The majority of these loans are indexed, with a yield tied to a stated return.

POLICYHOLDER ACCOUNT BALANCES ON INVESTMENT TYPE CONTRACTS: Fair values for the Company's liabilities under investment-type contracts are estimated using cash surrender values. For contracts with no defined maturity date, the carrying value approximates fair value.

PENSION FUNDS AND INTEREST SENSITIVE CONTRACT LIABILITIES: Fair values for the Company's interest sensitive contract liabilities are estimated using cash surrender values. For contracts with no defined maturity date, the carrying value approximates fair value.

SEPARATE ACCOUNT ASSETS AND LIABILITIES: The separate account assets and liabilities are carried at fair value as determined by the market value of the underlying segregated investments.

SHORT-TERM INVESTMENTS AND CASH AND CASH EQUIVALENTS: The carrying amount approximates fair value.

LONG-TERM DEBT AND NOTES PAYABLE: The fair value of long-term debt and notes payable is estimated using discounted cash flow calculations based on interest rates currently being offered for similar instruments.

Refer to Note 3 & Note 4 for additional information on fair value of financial instruments.

NEW ACCOUNTING STANDARDS
In June 1997, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (SFAS) No. 133, Accounting for Derivative Instruments and Hedging Activities, effective for fiscal years beginning after June 15, 2000, and is effective for interim periods in the initial year of adoption. SFAS No. 133 requires companies to record derivatives on the balance sheet as assets or liabilities, measured at fair value. It also requires that gains or losses resulting from changes in the values of those derivatives be reported depending on the use of the derivative and whether it qualifies for hedge accounting. The Company has not yet determined the effect of the implementation of SFAS No. 133 on the results of operation, financial position, or liquidity. The Company plans to adopt the provisions of SFAS No. 133 in 2001.

RECLASSIFICATION
The Company has reclassified the presentation of certain prior period information to conform to the 1999 presentation.

(2)  ACQUISITIONS AND DIVESTITURES

On September 30, 1999, the Company sold its 100 percent ownership in Consultec, LLC to ACS Enterprise Solutions, Inc. Proceeds received net of expenses were $65.7 million and the realized gain, net of tax, on the sale was $28.4 million.

General American Life Insurance Company and Subsidiaries

(3)  INVESTMENTS

Fixed Maturities and Equity Securities
The amortized cost and estimated fair value of fixed maturities and equity securities at December 31, 1999 and 1998 are as follows (in millions):

                                             1999
---------------------------------------------------------------------------------------------
                                                                GROSS       GROSS   ESTIMATED
                                                AMORTIZED  UNREALIZED  UNREALIZED        FAIR
                                                     COST       GAINS      LOSSES       VALUE
                                                ---------  ----------  ----------   ---------
Available-for-sale:
   U. S. Treasury securities                     $   88.6         0.2        (4.8)       84.0
   Government agency
      obligations                                   686.8        55.3       (54.8)      687.3
   Corporate securities                           4,298.6       104.6      (318.2)    4,085.0
   Mortgage-backed securities                       970.3         1.2      (106.7)      864.8
   Asset-backed securities                        1,441.5         1.0      (337.5)    1,105.0
                                                 --------       -----      ------     -------
Total fixed maturities
   available-for-sale                            $7,485.8       162.3      (822.0)    6,826.1
                                                 ========       =====      ======     =======

Equity securities                                $   42.7         9.5        (2.9)       49.3
                                                 ========       =====      ======     =======

                                             1998
---------------------------------------------------------------------------------------------
                                                                GROSS       GROSS   ESTIMATED
                                                AMORTIZED  UNREALIZED  UNREALIZED        FAIR
                                                     COST       GAINS      LOSSES       VALUE
                                                ---------  ----------  ----------   ---------
Available-for-sale:
   U. S. Treasury securities                    $    20.7         0.4          --        21.1
   Government agency
      obligations                                 1,151.5       122.5       (11.2)    1,262.8
   Corporate securities                           6,889.9       380.1      (164.1)    7,105.9
   Mortgage-backed securities                     1,812.4        34.0       (38.5)    1,807.9
   Asset-backed securities                          861.7        13.1        (4.2)      870.6
                                                ---------       -----      ------    --------

Total fixed maturities
   available-for-sale                           $10,736.2       550.1      (218.0)   11,068.3
                                                =========       =====      ======    ========

Equity securities                               $    39.1         9.5          --        48.6
                                                =========       =====      ======    ========

The Company manages its credit risk associated with fixed maturities by diversifying its portfolio. At December 31, 1999, the Company held no corporate debt securities or foreign government debt securities of a single issuer, which had a carrying value in excess of ten percent of stockholder equity.

General American Life Insurance Company and Subsidiaries

The amortized cost and estimated fair value of fixed maturity investments at December 31, 1999 are shown by contractual maturity for all securities except, U.S. Government agencies mortgage-backed securities which are distributed by maturity year based on the Company's estimate of the rate of future prepayments of principal over the remaining lives of the securities (in millions). These estimates are developed using prepayment speeds provided in broker consensus data. Such estimates are derived from prepayment speed experience at the interest rate levels projected for the applicable underlying collateral and can be expected to vary from actual experience. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                            ESTIMATED
                                                AMORTIZED        FAIR
                                                     COST       VALUE
                                                ---------   ---------

Due in one year or less                          $  147.8       149.0
Due after one year through five years             1,122.9     1,086.1
Due after five years through ten years            1,641.7     1,482.9
Due after ten years through twenty years          3,603.1     3,243.3
Mortgage-backed securities                          970.3       864.8
                                                 --------     -------

Total                                            $7,485.8     6,826.1
                                                 ========     =======

The sources of net investment income follow (in millions):

                                         1999        1998        1997
                                     --------     -------       -----

Fixed maturities                     $  749.6       744.3       561.7
Mortgage loans                          175.4       188.8       194.5
Real estate                              25.0        25.7        34.1
Equity securities                         2.0         1.2         1.3
Policy loans                            144.9       152.2       148.3
Short-term investments                   46.5        22.4        16.6
Other                                    33.0        18.9        14.0
                                     --------     -------       -----

Investment revenue                    1,176.4     1,153.5       970.5
Investment expenses                     (19.2)      (17.7)      (25.0)
                                     --------     -------       -----

Net investment income                $1,157.2     1,135.8       945.5
                                     ========     =======       =====

General American Life Insurance Company and Subsidiaries

Net realized gains (losses) from sales of investments consist of the following (in millions):

                                         1999        1998        1997
                                      -------       -----       -----
Fixed maturities:
   Realized gains                     $  70.4        19.0        24.0
   Realized losses                     (330.8)      (14.0)      (16.8)
Equity securities:
   Realized gains                        48.2         2.0         1.8
   Realized losses                       (0.4)       (0.2)       (1.5)
Other investments, net                   12.0         6.9        21.0
                                      -------       -----       -----

Net realized investment gains         $(200.6)       13.7        28.5
                                      =======       =====       =====

Included in net realized losses are permanent write-downs of approximately $67.6 million and $5.5 million during 1999 and 1998, respectively.

A summary of the components of the net unrealized appreciation
(depreciation) on invested assets carried at fair value is as follows (in millions):


                                                        1999        1998
                                                     -------      ------
Unrealized (depreciation) appreciation:
   Fixed maturities available-for-sale               $(659.7)      332.1
   Equity securities                                     6.6         9.5
   Derivatives                                         (33.8)       (5.3)
Effect of unrealized appreciation (depreciation) on:
   Deferred policy acquisition costs                   186.0      (155.7)
   Present value of future profits                      14.6        (0.5)
Deferred income taxes                                  169.7       (69.1)
Other                                                    1.5        (2.9)
Minority interest, net of taxes                         69.4       (19.6)
                                                     -------      ------

Net unrealized (depreciation) appreciation           $(245.7)       88.5
                                                     =======      ======

The Company has securities on deposit with various state insurance departments and regulatory authorities with an amortized cost of approximately $881.8 million and $545.7 million at December 31, 1999 and 1998, respectively.

The Company's credit review procedures are designed to promote timely identification of investments that require a higher-than-normal degree of scrutiny. Each quarter a review is performed of impaired assets. Factors considered in the evaluation include the collateral values, credit quality of the issuer, amount of the exposure, our ability to reduce exposure in situations of deteriorating credit worthiness, and loss probabilities. Once a charge-off is taken, income is no longer accrued, all cash is applied to principal. The Company's total impaired assets amount to $31.8 million and $35.6 million at December 31, 1999 and 1998, respectively.

General American Life Insurance Company and Subsidiaries

MORTGAGE LOANS
The Company originates mortgage loans on income-producing properties, such as apartments, retail and office buildings, light warehouses, and light industrial facilities. Loan to value ratios at the time of loan approval are 75 percent or less. The Company minimizes risk through a thorough credit approval process and through geographic and property type diversification.

During 1999, the Company entered into an agreement whereby approximately $625.6 million of mortgage loans were sold by the Company for securitization and resale by a financial institution as mortgage pass-through certificates. The sale of these mortgage loans resulted in a net gain of approximately $0.6 million. These amounts are reflected within net investment income in the consolidated statement of operations.

The Company's mortgage loans were distributed as follows (in millions):

                                                     1999                                1998
                                     --------------------                --------------------
                                                  PERCENT                             PERCENT
                                     CARRYING          OF                CARRYING          OF
                                        VALUE       TOTAL                   VALUE       TOTAL
                                     --------------------                --------------------
Arizona                              $  125.6         7.4%               $  167.6         7.1%
California                              298.0        17.4                   395.3        16.6
Colorado                                150.5         8.8                   228.1         9.6
Florida                                 134.0         7.9                   171.6         7.2
Georgia                                 137.6         8.1                   176.1         7.4
Illinois                                 91.9         5.4                   162.2         6.8
Maryland                                 78.2         4.6                   102.9         4.3
Missouri                                 98.1         5.7                    93.5         3.9
Texas                                   157.8         9.2                   197.4         8.3
Washington                               69.1         4.0                    99.6         4.2
Other                                   367.2        21.5                   581.7        24.6
                                     --------------------                --------------------

Subtotal                              1,708.0       100.0%                2,376.0       100.0%
                                                    =====                               =====
Valuation reserve                       (29.1)                              (38.5)
                                     --------                            --------

Total                                $1,678.9                            $2,337.5
                                     ========                            ========

                                                     1999                                1998
                                     --------------------                --------------------
                                                  PERCENT                             PERCENT
                                     CARRYING          OF                CARRYING          OF
                                        VALUE       TOTAL                   VALUE       TOTAL
                                     --------------------                --------------------
Property type:
   Apartment                         $  143.0         8.4%               $   77.1         3.2%
   Retail                               490.8        28.7                   872.2        36.7
   Office building                      604.6        35.4                   747.8        31.5
   Industrial                           391.6        22.9                   422.6        17.8
   Other commercial                      78.0         4.6                   256.3        10.8
                                     --------------------                --------------------

Subtotal                              1,708.0       100.0%                2,376.0       100.0%
                                                    =====                               =====
Valuation reserve                       (29.1)                              (38.5)
                                     --------                            --------

Total                                $1,678.9                            $2,337.5
                                     ========                            ========

General American Life Insurance Company and Subsidiaries

An impaired loan is measured at the present value of expected future cash flows or, alternatively, the observable market price or the fair value of the collateral.

Mortgage loans which have been non-income producing for the preceding twelve months were $6.5 million and $20.1 million at December 31, 1999 and 1998, respectively. At December 31, 1999 and 1998, the recorded investment in mortgage loans that were considered impaired was $48.8 million and $100.7 million, respectively, with related allowances for credit losses of $4.0 million and $12.6 million, respectively. The average recorded investment in impaired loans during 1999 and 1998 was $74.8 million and $110.2 million, respectively.

For the years ended December 31, 1999, 1998, and 1997, the Company recognized $3.6 million, $6.8 million, and $9.7 million, respectively, of interest income on those impaired loans, which included $3.6 million, $7.0 million, and $9.9 million, respectively, of interest income recognized using the cash basis method of income recognition.

As of December 31, 1999, the Company has outstanding fixed rate
Commercial mortgage loan commitments totaling $68.9 million with a market value of $67.0 million at rates ranging from 7.125% to 8.50%, and total variable rate commitments totaling $143.3 million with a market value of $140.9 million.

SECURITIES LENDING
The Company participates in a securities lending program. In the Company's agreements, collateral is held on certain fixed maturity securities loaned to other institutions through a lending agreement.
The minimum collateral on securities loaned is 102% of the market value of the loaned securities, marked to market daily. The Company retains full ownership of the loaned securities and is indemnified by the lending agent in the event a borrower becomes insolvent or fails to return the securities. The amount on loan at December 31, 1999 and 1998 was $60.3 million and $122.5 million, respectively, and was appropriately collateralized.

DERIVATIVES
The Company has a variety of reasons to use derivative instruments, such as to attempt to protect the Company against possible changes in the market value of its portfolio as a result of interest rate changes and to manage the portfolio's effective yield, maturity, and duration. The Company does not invest in derivatives for speculative purposes. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising an option contract or taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option of futures contract.

Summarized below are the specific types of derivative instruments used by the Company:

INTEREST RATE SWAPS: The Company manages interest rate risk on certain contracts, primarily through the utilization of interest rate swaps. Under interest rate swaps, the Company agrees with counterparties to exchange, at specified intervals, the payments between floating and fixed-rate interest amounts calculated by reference to notional amounts. Net interest payments are recognized within net investment income in the consolidated statements of operations.

At December 31, 1999, the Company had 19 outstanding interest rate swap agreements which expire at various dates through 2024. Under 18 of the agreements, the Company receives a fixed rate ranging from 6.065 percent to 6.842 percent on a notional amount of $1.5 billion and pays a floating rate based on London Interbank Offered Rate (LIBOR). Under the remaining outstanding interest rate swap agreement, the Company receives a floating rate based on LIBOR on a notional amount of $2 million and pays a fixed rate of 6.495 percent. The estimated fair value of the agreements at December 31, 1999 was a net loss of approximately $33.8 million, which is recognized in accumulated other comprehensive income.

General American Life Insurance Company and Subsidiaries

At December 31, 1998, the Company had 35 outstanding interest rate swap agreements which expire at various dates through 2025. Under 19 outstanding interest rate swap agreements, the Company receives a floating rate based on LIBOR on a notional amount of $116.0 million and pays a fixed rate ranging from 3.13 percent to 8.56 percent. Under 15 of the agreements, the Company receives a fixed rate ranging from 5.79 percent to 7.57 percent on a notional amount of $80.5 million and pays a floating rate based on LIBOR. On the remaining swap agreement, the Company receives a floating rate based on LIBOR on a notional amount of $5 million and pays a floating rate based on LIBOR. The estimated fair value of the agreements at December 31, 1998 was a net loss of approximately $4.7 million, which is recognized in accumulated other comprehensive income.

CURRENCY, SWAPS AND CROSS CURRENCY SWAPS: Under foreign currency swaps, the Company agrees with other parties to exchange at specified intervals, the difference between two currencies on an exchange rate basis the interest amounts calculated by reference to an agreed notional principal amount. Under cross currency swaps, the Company swaps the difference between two currencies and between floating and fixed-rate interest amounts calculated by reference to notional amounts. The Company uses this technique for foreign denominated assets to match dollar denominated liabilities of various fixed income products. Net interest payments are recognized within net investment income in the consolidated statements of operations.

At December 31, 1999, the Company held no currency or cross currency swaps. At December 31, 1998 the Company had one outstanding currency swap agreement and five outstanding cross currency swaps which expire at various dates through 2016. The notional amount was $34.2 million. The 1998 estimated fair value of the agreements was a net loss of $5.5 million and is recognized in accumulated other comprehensive income.

TOTAL RETURN SWAP: The Company uses the total return swap to construct a structured product that resembles an equity linked note. The total return swap is used to obtain equity participation. The Company agrees with other parties to pay at specified intervals, floating-rate interest amounts calculated by reference to an agreed notional principal amount. In return the Company receives equity participation, which is calculated by reference to an agreed equity market index and a notional principal amount. If the amount is positive at the termination date, the Company receives such amount. If the amount is negative at the termination date, the Company pays out such amount to the counterparty.

At December 31, 1999, the Company held no total return swap agreements. At December 31, 1998, the Company had one outstanding total return swap, which expires in 2028. The notional amount was $14.0 million and the estimated fair value of the agreement was a net profit of $1.9 million, which is recognized in accumulated other comprehensive income.

FUTURES: A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price.
The Company generally invests in futures on U.S. Treasury Bonds, U.S. Treasury Notes, and the S&P 500 Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

At December 31, 1999, the Company held no futures contracts.  At
December 31, 1998, futures contracts outstanding were as follows (in millions):


               Net Sold     Notional     Fair      Unrealized
               Position      Amount      Value        Gain
               --------     --------     -----     -----------
                 (0.3)       $33.1       $32.9        $0.2

The 1998 unrealized gain was recognized in accumulated other comprehensive income.

General American Life Insurance Company and Subsidiaries

The Company is exposed to credit related risk in the event of nonperformance by counterparties to financial instruments but does not expect any counterparties to fail to meet their obligations. Where appropriate, master netting agreements are arranged and collateral is obtained in the form of rights to securities to lower the Company's exposure to credit risk. It is the Company's policy to deal only with highly rated companies. At December 31, 1999 and 1998, there were not any significant concentrations with counterparties.

(4)  FAIR VALUE OF FINANCIAL INSTRUMENTS

The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties. The following table presents the carrying amounts and estimated fair values of the Company's financial instruments at December 31, 1999 and 1998 (in millions). Refer to Note 3 for the estimated fair values of the Company's derivative instruments.

                                                        1999                             1998
                                        --------------------             --------------------
                                                   ESTIMATED                        ESTIMATED
                                        CARRYING        FAIR             CARRYING        FAIR
                                           VALUE       VALUE                VALUE       VALUE
                                        --------------------             --------------------
Assets:
   Fixed maturities                     $6,826.1     6,826.1             11,068.3    11,068.3
   Mortgage loans                        1,678.9     1,691.7              2,337.5     2,472.5
   Policy loans                          2,243.9     2,243.9              2,151.0     2,151.0
   Short-term investments                  292.4       292.4                195.3       195.3
   Other invested assets                   898.8       898.8                457.6       457.6
   Separate account assets               6,915.6     6,915.6              5,214.8     5,214.8
Liabilities:
   Policyholder account balances
      relating to investment
      Contracts                         $5,179.4     5,279.8              5,044.8     4,929.7
   Pension funds and other
      interest sensitive liabilities       556.8       551.2              7,581.3     7,592.0
   Long-term debt and
      notes payable                        216.6       209.8                221.9       216.6
   Separate account liabilities          6,892.0     6,892.0              5,194.9     5,194.9
                                        ========     =======             ========    ========

(5)  REINSURANCE

The Company is a reinsurer to the life and health industry. The effect of reinsurance on premiums and other considerations is as follows
(in millions):

                                                           1999           1998           1997
                                                       --------        -------        -------
Direct                                                 $1,139.5        1,210.8        1,159.1
Assumed                                                 1,667.7        1,422.3          996.9
Ceded                                                    (416.4)        (431.5)        (348.9)
                                                       --------        -------        -------

Net insurance premiums and other
   considerations                                      $2,390.8        2,201.6        1,807.1
                                                       ========        =======        =======

General American Life Insurance Company and Subsidiaries

(6)  FEDERAL INCOME TAXES
Income tax (benefit) expense attributable to income from operations consists of the following (in millions):


                                                          1999            1998           1997
                                                        ------            ----           ----
Current income tax (benefit) expense                    $(23.6)           35.2           65.8
Deferred income tax (benefit) expense                    (40.7)           18.4           (0.1)
                                                        ------            ----           ----

Provision for income taxes                              $(64.3)           53.6           65.7
                                                        ======            ====           ====

Income tax (benefit) expense attributable to income from operations differed from the amounts computed by applying the U.S. federal income tax rate of 35 percent to pre-tax income as a result of the following (in millions):

                                                           1999           1998           1997
                                                         ------          -----           ----
Computed "expected" tax (benefit) expense                $(67.4)          70.0           64.8
Increase (decrease) in income tax resulting
   from:
      Surplus (benefit) tax on mutual life
         insurance companies                                -             (7.5)           5.3
      Foreign tax rate in excess of U.S. tax
         rate                                               1.0            0.8            0.6
      Tax preferred investment income                     (11.4)         (10.9)          (6.6)
      State tax net of federal benefit                      1.7            1.6            0.8
      Corporate owned life insurance                       (3.3)          (3.6)           -
      Foreign tax credit                                    -             (1.3)          (0.6)
      Goodwill amortization                                 1.9            1.5            1.0
      Difference in book vs. tax basis in
         domestic subsidiaries                              1.6            2.8            2.2
      Valuation allowance for loss
         carryforwards                                      5.7            -              -
      Capitalized acquisition costs                         2.4            -              -
      Other, net                                            3.5            0.2           (1.8)
                                                         ------           ----           ----

Provision for income taxes                               $(64.3)          53.6           65.7
                                                         ======           ====           ====

Total income taxes were allocated as follows:

                                                           1999           1998           1997
                                                        -------          -----          -----
Provision for income taxes                              $ (64.3)          53.6           65.7
Income tax from stockholder equity:
   Unrealized investment (loss) gain
      recognized for financial reporting
      purposes                                           (237.0)         (22.6)          55.9
   Foreign currency translation                             7.8           (9.4)         (12.1)
   Other                                                   (2.4)          (1.4)          (0.5)
                                                        -------          -----          -----

Provision for income taxes                              $(295.9)          20.2          109.0
                                                        =======          =====          =====

General American Life Insurance Company and Subsidiaries

The tax effects of temporary differences that give rise to significant portions of deferred tax assets and liabilities at December 31, 1999 and 1998 are presented below (in millions):

                                                                          1999           1998
                                                                        ------          -----
Deferred tax assets:
   Reserve for future policy benefits                                   $158.9           90.9
   Deferred acquisition costs capitalized for tax                        147.4          128.8
   Employee benefits                                                      41.5           28.2
   Investments                                                            46.2            -
   Net operating and capital loss                                         57.2           46.8
   Unrealized loss on investments                                        163.9            -
   Other, net                                                             95.5           98.5
                                                                        ------          -----

Gross deferred tax assets                                                710.6          393.2
   Less valuation allowance                                                7.2            1.5
                                                                        ------          -----

Total deferred tax assets after valuation allowance                     $703.4          391.7
                                                                        ======          =====

                                                                          1999           1998
                                                                       -------          -----
Deferred tax liabilities:
   Unrealized gain on investments                                      $   -             79.1
   Deferred acquisition costs capitalized for financial
      reporting                                                          385.0          274.5
   Investments                                                             -              3.7
   Other, net                                                            120.8          109.8
                                                                       -------          -----

Total deferred tax liabilities                                           505.8          467.1
                                                                       -------          -----

Total deferred tax (asset) liability                                   $(197.6)          75.4
                                                                       =======          =====

The Company has not recognized a deferred tax liability for the undistributed earnings of its wholly owned domestic and foreign subsidiaries because the Company currently does not expect those unremitted earnings to become taxable to the Company in the foreseeable future. In addition, the Company has not recognized a deferred tax liability of approximately $106 million for the excess of financial statement carrying amount over the tax basis of its less-than-80-percent owned domestic subsidiaries. This is because the unremitted earnings of foreign subsidiaries will not be repatriated in the foreseeable future, or because the excess of the financial statement carrying amount over the tax basis of its less-that-80 percent owned domestic subsidiaries will not become taxable as the tax law provides a means by which the reported amount of that investment can be recovered tax-free and the Company expects that it will ultimately use that means.

The Company believes that it is more likely than not that the deferred tax assets established will be realized except for the amount of the valuation allowance. As of December 31, 1999 and 1998, the Company has provided for a 100 percent valuation allowance against the deferred tax asset related to the net operating losses of the Company's foreign subsidiaries including RGA's Australian, Argentine, South African and UK subsidiaries and NaviSys' Mexican subsidiary. At December 31, 1999, the Company's subsidiaries had capital loss carryforwards of $89.4 million, and net operating loss carryforwards of $146.7 million. The capital and net operating losses are expected to be utilized during the period allowed for carryforwards.

General American Life Insurance Company and Subsidiaries

The Company has been audited by the Internal Revenue Service for the years through and including 1994. The Company is currently being audited for the years 1995 and 1996. The Company believes that any adjustments that might be required for open years will not have a material effect on the Company's consolidated financial statements. During 1999, 1998, and 1997 the Company paid income taxes totaling approximately $77.0 million, $59.6 million, and $70.8 million, respectively.

(7)  DEFERRED POLICY ACQUISITION COSTS

A summary of the policy acquisition costs deferred and amortized is as follows (in millions):

                                                           1999           1998           1997
                                                       --------         ------         ------
Balance at beginning of year                           $  773.8          695.3          652.3
Transfer of present value of future profits                --             --             19.3
Prior year adjustment due to change in
   reserving methods                                       --             (0.2)          --
Policy acquisition costs deferred                         324.6          332.9          267.0
Policy acquisition cost amortized                        (214.4)        (280.0)        (211.9)
Interest credited                                          60.4           39.3           40.8
Deferred policy acquisition costs relating to
   change in unrealized (gain) loss on
   investments available-for-sale                         341.7          (13.5)         (72.2)
                                                       --------         ------         ------

Balance at end of year                                 $1,286.1          773.8          695.3
                                                       ========         ======         ======

(8)  ASSOCIATE BENEFIT PLANS AND POSTRETIREMENT BENEFITS

The Company has a defined benefit plan covering substantially all associates. The benefits are based on years of service and each associate's compensation level. The Company's funding policy is to contribute annually the maximum amount deductible for federal income tax purposes. Contributions provide for benefits attributed to service to date and for those expected to be earned in the future.

Associates of the Company also are offered several non-qualified, defined benefit, and defined contribution plans for directors and management associates. The plans are unfunded and are deductible for federal income tax purposes when the benefits are paid. Effective April 30, 1999, the liabilities that relate to these plans are managed at GenAmerica Management Corporation, a subsidiary of GenAmerica. The Company recognized expense of $12.9 million, $8.2 million, and $7.7 million for the years ended December 31, 1999, 1998, and 1997, respectively, related to these plans.

In addition to pension benefits, the Company provides certain health care and life insurance benefits for retired employees. Substantially all employees may become eligible for these benefits if they reach retirement age while working for the Company. Alternatively, retirees may elect certain prepaid health care benefit plans.

The Company uses the accrual method to account for the costs of its retiree plans and amortizes its transition obligation for retirees and fully eligible or vested employees over 20 years. The unamortized transition obligation was $13.4 million and $14.4 million at December 31, 1999 and 1998, respectively.

General American Life Insurance Company and Subsidiaries

The Board of Directors has adopted an associate incentive plan applicable to full-time salaried associates with at least one year of service. Contributions to the plan are determined annually by the Board of Directors and are based upon salaries of eligible associates. Full vesting occurs after five years of continuous service. The Company's contribution to the plan was $4.3 million, $10.4 million, and $10.4 million for 1999, 1998, and 1997 respectively.

At December 31, 1999, plan assets were invested 79.2% in the S&P Stock Fund, 6.9% in the Small-Cap Stock Fund, 9.1% in the Separately Managed Account Fund, and 4.8% in the Long-Term Bond Fund. At December 31, 1998 plan assets were invested 70.1% in the S&P 500 Stock Fund, 7.4% in the Small-Cap Stock Fund, 17.3% in the Separately Managed Account Fund, and 5.2% in the Long-Term Bond Fund. These assets are invested in General American separate accounts and held in a trust by an unrelated third party administrator.

The following tables summarize the Company's associate benefit plans and postretirement benefits (in millions):

                                                    Pension Benefits         Other Benefits
                                                   ------------------       -----------------
                                                     1999        1998        1999        1998
                                                   ------       -----       -----        ----
Change in benefit obligation:
   Benefit obligation at beginning of year         $149.1       129.8       $45.7        37.7
   Service cost                                       6.5         5.8         1.7         1.7
   Interest cost                                     10.3         9.2         2.8         2.9
   Participant contributions                         --          --           0.2         0.2
   Plan amendments                                    0.3        (0.4)       --          (1.3)
   Curtailments                                       2.4        --          --          --
   Special termination benefits                       1.2        --          --          --
   Benefits paid                                     (8.0)       (6.6)       (1.9)       (1.4)
   Actuarial (gain) loss                             (1.9)       11.3        (7.8)        5.9
                                                   ------       -----       -----        ----

Benefit obligation at end of year                   159.9       149.1        40.7        45.7
                                                   ------       -----       -----        ----

Change in plan assets:
   Fair value of plan assets at
      beginning of year                             174.8       150.5        --          --
   Actual return on plan assets                      10.5        29.2        --          --
   Employer contributions                             2.1         1.7         1.7         1.2
   Associates contributions                          --          --           0.2         0.2
   Benefits paid                                     (8.0)       (6.6)       (1.9)       (1.4)
                                                   ------       -----       -----        ----

Fair value of plan assets at end of year           $179.4       174.8       $--          --
                                                   ======       =====       =====        ====

General American Life Insurance Company and Subsidiaries

                                                     Pension Benefits                             Other Benefits
                                            1999           1998           1997           1999           1998           1997
                                          ------          -----          -----         ------          -----          -----
Reconciliation of funded status:
   Funded status                          $ 19.4           25.7           20.7         $(40.7)         (45.7)         (37.7)
   Unrecognized actuarial gain             (12.3)         (14.5)          (8.2)          (9.6)          (1.9)          (7.8)
   Unrecognized transition
      obligation                             0.2            0.3            1.1           13.4           14.4           16.8
   Unrecognized prior service
      cost                                  (0.3)          (0.8)          (2.2)          --             --             --
                                          ------          -----          -----         ------          -----          -----
Net amount recognized at end
   of year                                   7.0           10.7           11.4          (36.9)         (33.2)         (28.7)
                                          ------          -----          -----         ------          -----          -----
Amounts recognized in the
   statement of financial
   position consist of:
      Prepaid benefit cost                  40.6           37.9           35.9           --             --             --
      Accrued benefit liability            (38.2)         (32.2)         (28.2)         (36.9)         (33.2)         (28.7)
      Intangible asset                       0.1            0.9            0.9           --             --             --
      Accumulated other
         comprehensive loss                  4.5            4.1            2.8           --             --             --
                                          ------          -----          -----         ------          -----          -----
Net amount recognized at end
   of year                                $  7.0           10.7           11.4         $(36.9)         (33.2)         (28.7)
                                          ======          =====          =====         ======          =====          =====
Other comprehensive loss
   (income) attributable to
   change in additional
   minimum liability
   recognition                            $  0.3            1.3           (0.5)        $ --             --             --
                                          ======          =====          =====         ======          =====          =====

General American Life Insurance Company and Subsidiaries

                                                     Pension Benefits                              Other Benefits
                                            1999           1998           1997           1999           1998           1997
                                          ------          -----          -----           ----           ----           ----
Additional year-end
   information for plans with
   benefit obligations in
   excess of plan assets:
      Benefit obligation                    47.6           36.6           32.2           40.7           45.7           37.7

Additional year-end
   information for pension
   plans with accumulated
   benefit obligations in
   excess of plan assets:
      Projected benefit
         obligation                         40.5           36.6           32.2           --             --             --
      Accumulated benefit
         obligation                         37.8           32.1           28.0           --             --             --
      Fair value of plan assets              0.1            0.1           --             --             --             --
                                          ======          =====          =====           ====           ====           ====

Components of net periodic
   benefit cost:
      Service cost                           6.5            5.8            5.9            1.7            1.7            1.7
      Interest cost                         10.3            9.2            8.6            2.8            2.9            2.5
      Expected return on plan
         assets                            (15.3)         (13.2)         (11.1)          --             --             --
      Amortization of prior
         service cost                       (0.1)          (0.1)           0.1           --             --             --
      Amortization of
         transitional
         obligation                          0.1            0.1            0.3            1.0            1.0            1.1
      Recognized actuarial
         loss (gain)                         0.6            0.4            0.4           (0.1)          --             (0.2)
                                          ------          -----          -----           ----           ----           ----

   Net periodic benefit cost              $  2.1            2.2            4.2            5.4            5.6            5.1
                                          ======          =====          =====           ====           ====           ====
Additional loss recognized due to:
   Curtailment                            $  2.3            0.1           --             --             --             --
   Special Termination Benefit               1.4           --             --             --             --             --
                                          ======          =====          =====           ====           ====           ====
Weighted-average assumptions as
   of December 31:
      Discount rate                         7.50%          6.75%          7.25%          7.50%          6.75%          7.25%
      Expected long-term rate of
         return on plan assets              9.00%          9.00%          9.00%          --             --             --
      Rate of compensation
         increase (qualified plan)          4.95%          4.20%          4.20%          --             --             --
                                          ======          =====          =====           ====           ====           ====

General American Life Insurance Company and Subsidiaries

ASSUMED HEALTH CARE COST TREND: For measurement purposes, a 7.0% annual rate of increase in the per capita cost of covered health care benefits was assumed for 1999. The rate assumed to decrease gradually to 5% for 2003 and remain at that level thereafter.

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plan. A one-percentage point change in assumed health care cost trend rates would have the following effects (in thousands):

                                           One Percentage   One Percentage
                                           Point Increase   Point Decrease
                                           --------------   --------------
Effect on total service and interest cost
   components for 1999                          $0.9            (0.7)
Effect on end of year 1999
   postretirement benefit obligation            $5.8            (4.7)

(9)  DEBT

The Company's long-term debt and notes payable consists of the following (in millions):

                                                             Face Value at December 31,
Description                              Rate      Maturity       1999      1998
-----------                              ----      --------       ----      ----
Long-term debt:
   General American surplus note         7.625%  January 2024    $107.0     107.0
   RGA senior note                       7.250%    April 2006     100.0     100.0
Notes payable:
   RGA Australia Hldgs.                  5.180%    April 2000       9.5       8.9
                                                                 ------     -----

Total long-term debt and notes payable                           $216.5     215.9
                                                                 ======     =====

The difference between the face value of debt and the carrying value per the consolidated balance sheets is unamortized discount.

General American's surplus note pays interest on January 15 and July 15 of each year. The note is not subject to redemption prior to maturity. Payment of principal and interest on the note may be made only with the approval of the Missouri Director of Insurance.

The RGA senior note pays interest semiannually on April 1 and October 1. The ability of RGA to make debt principal and interest payments as well as make dividend payments to shareholders is ultimately dependent on the earnings and surplus of its subsidiaries and the investment earnings on the undeployed debt proceeds. The transfer of funds from the insurance subsidiaries to RGA is subject to applicable insurance laws and regulations. Principal repayments are due in April 2000 and are expected to be renewed under the terms of the line of credit. This agreement contained various restrictive covenants which primarily pertain to limitations on the quality and types of investments, minimum requirements of net worth, and minimum rating requirements.

Interest paid on debt during 1999, 1998, and 1997 amounted to $17.8 million, $17.0 million, and $20.0 million, respectively.

As of December 31, 1999, the Company was in compliance with all covenants under its debt agreements.

General American Life Insurance Company and Subsidiaries

(10)  COMPREHENSIVE INCOME

In June 1997, the Financial Accounting Standards Board issued SFAS No. 130, Reporting Comprehensive Income, effective for years beginning after December 15, 1997. SFAS No. 130 establishes standards for reporting and display of comprehensive income but does not affect results of operations. Effective January 1, 1998, the Company adopted SFAS No. 130. The components of comprehensive income, other than net income, are as follows (in millions):

                                                                                                                 1999
                                                                        ---------------------------------------------
                                                                                                   TAX           NET-
                                                                          BEFORE-TAX         (EXPENSE)         OF-TAX
                                                                              AMOUNT          BENEFIT          AMOUNT
                                                                        ---------------------------------------------
Foreign currency translation adjustments                                  $  19.5              (6.8)             12.7
Unrealized gains (losses) on securities:
   Unrealized holding gains (losses) arising during
      period                                                               (753.1)            266.9            (486.2)
   Less: Reclassification adjustment for gains
      (losses) realized in net income                                      (233.5)             81.5            (152.0)
                                                                        ---------------------------------------------
         Net unrealized gains (losses) on securities                       (519.6)            185.4            (334.2)
Minimum benefit liability                                                    (1.0)              1.3               0.3
                                                                        ---------------------------------------------
         Total other comprehensive (loss) income                          $(501.1)            179.9            (321.2)
                                                                        =============================================

                                                                                                                 1998
                                                                        ---------------------------------------------
                                                                                                   TAX           NET-
                                                                          BEFORE-TAX         (EXPENSE)         OF-TAX
                                                                              AMOUNT          BENEFIT          AMOUNT
                                                                        ---------------------------------------------
Foreign currency translation adjustments                                   $(20.6)              7.2            (13.4)
Unrealized gains (losses) on securities:
Unrealized holding gains (losses) arising during
      period                                                                (56.6)             19.3            (37.3)
   Less: Reclassification adjustment for gains
      (losses) realized in net income                                         4.7              (1.7)             3.0
                                                                        --------------------------------------------
         Net unrealized gains (losses) on securities                        (61.3)             21.0            (40.3)
Minimum benefit liability                                                    (0.3)             --               (0.3)
                                                                        --------------------------------------------
         Total other comprehensive (loss) income                           $(82.2)             28.2            (54.0)
                                                                        ============================================

                                   29

General American Life Insurance Company and Subsidiaries

                                                                                                                 1997
                                                                        ---------------------------------------------
                                                                                                 TAX             NET-
                                                                        BEFORE-TAX         (EXPENSE)           OF-TAX
                                                                            AMOUNT           BENEFIT           AMOUNT
                                                                        ---------------------------------------------
Foreign currency translation adjustments                                   $(14.3)             10.6              (3.7)
Unrealized gains (losses) on securities:
Unrealized holding gains (losses) arising during
      period                                                                132.3             (49.1)             83.2
   Less: Reclassification adjustment for gains
      (losses) realized in net income                                         7.4              (2.6)              4.8
                                                                        ---------------------------------------------
         Net unrealized gains (losses) on securities                        124.9             (46.5)             78.4
Minimum benefit liability                                                     0.9                --               0.9
                                                                        ---------------------------------------------
         Total other comprehensive (loss) income                           $111.5             (35.9)             75.6
                                                                        =============================================


The following schedule reflects the change in net accumulated other comprehensive (loss) income for the periods ending December 31, 1999 and 1998 (in millions):

                                                                                            CURRENT
                                                                       BALANCE AS            PERIOD        BALANCE AS
                                                                      OF 12/31/98            CHANGE       OF 12/31/99
                                                                      -----------           -------       -----------
Foreign currency adjustments                                               $(32.9)             12.7             (20.2)
Unrealized gains (losses) on securities                                      88.5            (334.2)           (245.7)
Minimum benefit liability                                                    (2.7)              0.3              (2.4)
                                                                      -----------           -------       -----------

         Total accumulated other comprehensive
            (loss) income                                                  $ 52.9            (321.2)           (268.3)
                                                                      -----------           -------       -----------
                                                                                            CURRENT
                                                                       BALANCE AS            PERIOD        BALANCE AS
                                                                      OF 12/31/97            CHANGE       OF 12/31/98
                                                                      -----------           -------       -----------
Foreign currency adjustments                                               $(19.5)            (13.4)            (32.9)
Unrealized gains (losses) on securities                                     128.8             (40.3)             88.5
Minimum benefit liability                                                    (2.4)             (0.3)             (2.7)
                                                                      -----------           -------       -----------

         Total accumulated other comprehensive
            (loss) income                                                  $106.9             (54.0)             52.9
                                                                      ===========           =======       ===========

General American Life Insurance Company and Subsidiaries

(11)  REGULATORY MATTERS

The Company and its insurance subsidiaries are subject to financial statement filing requirements in their respective state of domicile, as well as the states in which they transact business. Such financial statements, generally referred to as statutory financial statements, are prepared on a basis of accounting which varies in some respects from GAAP. Statutory accounting practices include: (1) charging of policy acquisition costs to income as incurred; (2) establishment of a liability for future policy benefits computed using required valuation standards; (3) nonprovision of deferred federal income taxes resulting from temporary differences between financial reporting and tax bases of assets and liabilities; (4) recognition of statutory liabilities for asset impairments and yield stabilization on fixed maturity dispositions prior to maturity with asset valuation reserves based on statutorily determined formulas; and (5) valuation of investments in bonds at amortized cost.

Combined net income and policyholders' surplus of the Company and its consolidated insurance subsidiaries, for the years ended and at December 31, 1999, 1998, and 1997, as determined in accordance with statutory accounting practices, are as follows (in millions):


                                         1999        1998        1997
                                      -------     -------       -----
   Net (loss) income                  $(190.8)       60.8        39.7
   Policyholders' surplus               741.3     1,147.4       844.1
                                      =======     =======       =====

For the year ended December 31, 1999, General American has changed its method for recording equity in earnings of subsidiaries on a statutory basis to reflect such earnings as a direct charge or credit to surplus, and not a component of investment income.

Under Risk-Based Capital (RBC) requirements, General American and its insurance subsidiaries are required to measure their solvency against certain parameters. As of December 31, 1999, the Company's insurance subsidiaries exceeded the established RBC minimums. In addition, the Company's insurance subsidiaries exceeded the minimum statutory capital and surplus requirements of their respective states of domicile.

The Company's insurance subsidiaries are subject to limitations on the payment of dividends to the Company. Generally, dividends during any year may not be paid without prior regulatory approval, in excess of the lessor of (and with respect to life and health subsidiaries in Missouri, in excess of the greater of): (a) ten percent of the insurance subsidiaries' statutory surplus as of the preceding December 31 or (b) the insurance subsidiaries' statutory gain from operations for the preceding year.

General American Life Insurance Company and Subsidiaries

(12)  PARTICIPATING POLICIES AND DIVIDENDS TO POLICYHOLDERS

Over 18.9 percent and 22.8 percent of the Company's business in force relates to participating policies as of December 31, 1999 and 1998, respectively. These participating policies allow the policyholders to receive dividends based on actual interest, mortality, and expense experience for the related policies. These dividends are distributed to the policyholders through an annual dividend, using current dividend scales which are approved by the Board of Directors.

(13)  CONTINGENT LIABILITIES

The Company was named as a defendant in a lawsuit that was filed in 1996 in Arizona State Court. The lawsuit claimed benefits under a disability policy and damages for bad faith termination of such benefits. In November 1998, the jury entered a verdict against the Company, awarding the plaintiff approximately $59 million in damages, including $58 million in punitive damages. In January 1999, the Company filed a motion for judgment notwithstanding the verdict, a motion for a new trial, and a request for reduction of the punitive damages awarded. The Trial Court reduced the punitive damage award to $18 million. The Company has appealed the verdict and the award of the Court.

The Company was named as a defendant in a lawsuit filed in a federal district court in Phoenix, Arizona along with Paul Revere Life Insurance Company. The lawsuit claimed that Paul Revere denied benefits which was a breach of the implied duty of good faith and that both companies were liable due to being in a joint venture relationship. The jury found for the plaintiff and assessed punitive damages against the company in the sum of $10.2 million and against Paul Revere in the sum of $6.8 million. Both companies have filed post-trial motions aimed at setting aside the jury verdict and/or reducing the jury awards. The Company intends to vigorously appeal the verdict if it is allowed to stand.

The Company was named as defendant in the following purported class action lawsuits: Chain v. General American Life Insurance Company (filed in the U.S. District Court for the Northern District of Mississippi in
1996); Newburg Trust v. General American Life Insurance Company (filed in the U.S. District Court for the District of Massachusetts in 1996); and Ludwig, Sippil, DAllesandro and Cunningham v. General American Life Insurance Company (filed in the U.S. District Court for the Southern District of Illinois in 1997). These lawsuits allege that the Company engaged in deceptive sales practices in connection with the sale of certain life insurance policies. None of these lawsuits has been certified as a class action. Although the claims asserted in each lawsuit are not identical, the plaintiffs seek unspecified actual and punitive damages under similar claims, including breach of contract, fraud, intentional or negligent misrepresentation, breach of fiduciary duty and unjust enrichment. The Company filed a motion to dismiss all of the claims in each of the lawsuits. The Court in each of these lawsuits has dismissed certain of the plaintiffs' claims while allowing others to proceed. These three cases have been consolidated with one individual case in the U.S. District Court for the Eastern District of Missouri. The Company has negotiated a settlement agreement with counsel for plaintiffs which resolves all matters concerning the relief for the class. There is, however, no agreement on the attorneys' fees or expenses of class counsel. This settlement is in the process of being finalized. It will then be submitted to the Court for review and approval along with the issue of attorneys' fees and expenses. If the settlement is not approved the Company intends to continue to oppose the lawsuits vigorously.

In addition to the matters discussed above, the Company is involved in pending and threatened litigation in the normal course of its business. While the outcome of these matters cannot be predicted with certainty, at the present time and based on information currently available, management does not believe that the Company's liability arising from pending or threatened litigation will have a material adverse affect on the Company's financial condition or results of operations.

General American Life Insurance Company and Subsidiaries

(14)  RELATED PARTY TRANSACTIONS

In 1999, GenAmerica made capital contributions to the Company of $38.0 million, $10.1 million of NaviSys Incorporated's (NaviSys) equity, and $20.0 million of NaviSys' bonds. The $38.0 million contribution consisted of a promissory note from ARM, and was expensed by the Company after it became uncollectible.

The following related party transactions occurred in the connection with MetLife's acquisition of GenAmerica.

     The Company paid and expensed approximately $20 million to MetLife as consideration for MetLife's willingness to accept the funding agreement business of General American as described in Note 1.

     The Company paid $40 million to MetLife during 1999 which ultimately was returned to GAMHC at the closing on January 6, 2000. This transaction has been recorded as a dividend by the Company to GAMHC in the accompanying financial statements.

     Subsequent to December 31, 1999 an additional $40 million was paid to MetLife on behalf of GAMHC.

     During 1999, GenAmerica paid and expensed $12 million of investment advisory fees for which GAMHC and GenAmerica were jointly and severably liable.

RGA also has reinsurance transactions between MetLife and certain of its subsidiaries. Under these agreements, RGA reflected earned premiums of approximately $108 million and $113 million in 1999 and 1998, respectively. The earned premiums reflect the net of business assumed from and ceded to MetLife and its subsidiaries. Underwriting gain
(loss) on this business was approximately $12 million and $13 million in 1999 and 1998, respectively.

(15)  SUBSEQUENT EVENTS

On January 1, 2000, the Company exited the Group Health business through the Asset Purchase Agreement and related reinsurance arrangements with Great-West Life & Annuity Insurance Company (Great-West). This agreement also includes any life business that is directly associated to the health business.

The Company is required to reimburse Great-West for up to $10 million in net operating losses incurred during 2000. These amounts have been fully accrued in the 1999 consolidated financial statements of the Company. The Company must also compensate Great-West for certain receivables related to this business should they be deemed uncollectible.

On January 18, 2000, MetLife proposed to acquire all of Conning's outstanding shares of common stock not already controlled by MetLife for $10.50 per share in cash. MetLife acquired a beneficial interest of approximately 61% in Conning as a result of its January 6, 2000 acquisition of GenAmerica. Conning has received MetLife's proposal and the Conning Board of Directors is evaluating the proposed transaction.

General American Life Insurance Company and Subsidiaries

On January 24, 2000, Conning announced that it had learned of a complaint purporting to be a shareholder class action suit that has been filed in the Supreme Court of the State of New York, naming Conning and MetLife as co-defendants. The complaint follows the January 18, 2000 announcement of MetLife's proposal to acquire all of the outstanding shares of common stock not already controlled by MetLife for $10.50 per share in cash. The complaint alleges that MetLife's proposal to acquire the remaining equity interest in Conning fails to offer a fair price to Conning's shareholders and lacks adequate procedural protections. Additionally, the complaint alleges that as a result of MetLife's proposal, the defendants have engaged in acts of self-dealing and breeches of fiduciary duty in connection with the proposed transaction. Conning was subsequently served with the complaint and believes the plaintiff's claims are without merit.

                                PART II

                      UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities and Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                          RULE 484 UNDERTAKING

     Section 351.355 of the Missouri General and Business Corporation Law, in brief, allows a corporation to indemnify any person who is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, against expenses, including attorneys' fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation. When any person was or is a party or is threatened to be made a party in an action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, indemnification may be paid unless such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation. In the event of such a determination indemnification is allowed if a court determines that the person is fairly and reasonably entitled to indemnity. A corporation has the power to give any further indemnity to any person who is or was a director, officer, employee, or agent, provided for in the articles of incorporation or as authorized by any by-law which has been adopted by vote of the shareholders, provided that no such indemnity shall indemnify any person's conduct which was finally adjudged to have been knowingly fraudulent, deliberately dishonest, or willful misconduct.

     In accordance with Missouri law, General American's Board of
Directors, at its meeting on 19 November 1987, and the policyholders of General American at the annual meeting held on 26 January 1988, adopted the following resolutions:

     "BE IT RESOLVED THAT

     1. The company shall indemnify any person who is, or was a director, officer, or employee of the company, or is or was serving at the request of the company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any and all expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement, actually and reasonably incurred by him or her in connection with any civil, criminal, administrative, or investigative action, proceeding, or claim (including an action by or in the right of the company), by reason of the fact that he or she was serving in such capacity if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the company; provided that such person's conduct is not finally adjudged to have been knowingly fraudulent, deliberately dishonest, or willful misconduct.

     2. The indemnification provided herein shall not be deemed exclusive of any other rights to which a director, officer, or employee may be entitled under any agreement, vote of policyholders or disinterested directors, or otherwise, both as to action in his or her official capacity and as to action in another capacity which holding such office, and shall continue as to a person who has ceased to be a director, officer, or employee and shall inure to the benefit of the heirs, executors and administrators of such a person."

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


REPRESENTATIONS PURSUANT TO SECTION 26(E)

General American Life Insurance Company hereby represents that the fees and charges deducted under the Policies described in the prospectus are, in the aggregate, reasonable in relation to the services rendered, the expenses expected, and the risks assumed by General American Life
Insurance Company.

                CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following Papers and
Documents:


     The facing sheet.
     The Prospectus, consisting of 228 pages.
     The undertaking to file reports required by Section 15(d)of the
       1934 Act.
     The undertaking pursuant to Rule 484 of the 1933 Act.
     Representations pursuant to Section 26(e) of the 1940 Act.
     The signatures.

     The following exhibits:

1. The following exhibits correspond in number to the numbers under paragraph A of the instructions for exhibits to Form N-8B-2:


     (1) Resolution of the Board of Directors of General American authorizing establishment of the Separate Account<F2>

     (2)  Not applicable

     (3)  (a)  Principal Underwriting Agreement<F2>
          (b)  Proposed form of Selling Agreement<F2>
          (c)  Commission Schedule<F2>

     (4)  Not applicable

     (5)  (a)  Proposed form of Policy and Policy Riders<F3>
     (6)  (a)  Amended Charter and Articles of Incorporation of
               General American<F1>
          (b)  Amended By-Laws of General American<F1>

     (7)  Not applicable

     (8) (a) Form of Agreement to Purchase Shares of General American Capital Company<F2>
          (b)  Participation Agreement with Variable Insurance
               Products Fund<F4>
          (c)  Form of Participation Agreement with Van Eck
               Investment Trust<F3>
          (d) General American's Undertaking pursuant to Rule 27d-2 is included as part of the Principal Underwriting Agreement (see Exhibit 1.(3)(a))
          (e)  Form of Notice of Right of Cancellation and Refund<F3>
          (f)  Participation Agreement with Variable Insurance
               Products Fund II<F4>
          (g)  Participation Agreement with SEI Insurance Products
               Trust<F4>

     (9)  Not applicable

     (10) (a)  Form of Application for Policy<F3>
          (b)  Form of Application for Policy, Simplified Issue<F2>
          (c)  Form of Application for FRC-VUL Policy, Guaranteed
               Issue<F2>

2. Memorandum describing General American's issuance, transfer, and redemption procedures for the Policies and General American's procedure for conversion to a fixed benefit policy<F2>
3. The following exhibits are numbered to correspond to the numbers in the instructions as to exhibits for Form S-6.
     (1)  See above

     (2)  Opinion of Christopher A. Martin, Counsel of General
          American<F3>

     (3) No financial statements are omitted from the prospectus pursuant to prospectus instructions 1(b) or (c).
4.   Not applicable
5.   Not applicable



[FN]
<F1> Incorporated by reference to the initial filing of Registration
     Statement, File no. 333-53673 (JSVUL 98) filed on May 27, 1998.
<F2> Incorporated by reference to Post-Effective Amendment No. 16, File
     No. 33-10146 (VUL 95), April 28, 2000.
<F3> Filed herewith.
<F4> Incorporated by reference to Post-Effective Amendment No. 3, File
     No. 333-53477 (VUL 98), April 28, 2000.

                             SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, General American Life Insurance Company and General American Separate Account Eleven represent that this Post-Effective Amendment meets all the requirements for effectiveness under Rule 485(b) of that Act and have duly caused this amended Registration Statement to be signed on their behalf by the undersigned thereunto duly authorized, and the seal of General American Life Insurance Company to be hereunto affixed and attested, all in the City of St. Louis, State of Missouri, on the 28th day of April 2000.


                                   General American Separate
                                   Account Eleven
(Seal)
                                   General American Life
                                   Insurance Company



Attest: /s/ Robert J. Banstetter      /s/ Kevin C. Eichner
       --------------------------     ------------------------------
       Robert J. Banstetter,          Kevin C. Eichner,
       Secretary                      President

Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                             TITLE                    DATE


/s/ Richard A. Liddy             Chairman, and Chief           4/28/00
-----------------------------    Executive Officer
Richard A. Liddy                 (Principal Executive
                                 Officer)

/s/ Kevin C. Eichner             President                     4/28/00
-----------------------------
Kevin C. Eichner


/s/ Barry C. Cooper              Vice President                4/28/00
-----------------------------    Controller
Barry C. Cooper                  (Principal Accounting
                                 Officer)


-----------------------------    Director
August A. Busch, III<F*>



-----------------------------    Director
William E. Cornelius<F*>


-----------------------------    Director
John C. Danforth<F*>



-----------------------------    Director
Bernard A. Edison<F*>



/s/ Richard A. Liddy             Director                      4/28/00
-----------------------------
Richard A. Liddy

SIGNATURE                             TITLE                    DATE



-----------------------------    Director
William E. Maritz<F*>


-----------------------------    Director
Craig D. Schnuck<F*>


-----------------------------    Director
William P. Stiritz<F*>


-----------------------------    Director
Andrew C. Taylor<F*>





-----------------------------    Director
Robert L. Virgil, Jr.<F*>


-----------------------------    Director
Virginia V. Weldon<F*>


-----------------------------    Director
Ted C. Wetterau<F*>



By: /s/ Christopher A. Martin
   ------------------------------
   Christopher A. Martin                                       4/28/00


[FN]
<F*> Original powers of attorney authorizing the Registrant's Secretary and Assistant Secretaries as well as Matthew P. McCauley, William L. Hutton, and Christopher A. Martin to sign this Registration Statement and Amendments thereto on behalf of the Board of Directors of General American Life Insurance Company are incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement, File No. 333-53477 (VUL 98), April 28, 2000.

The Board of Directors
General American Life Insurance Company


                       Re:  Variable Universal Life 100


We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the Registration Statement and Prospectus for General American Separate Account Eleven.



                            KPMG LLP


St. Louis, Missouri

April 28, 2000